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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

Item 1 - Reports to Shareholders

2007 Annual Report

Janus Aspen Series

Janus Aspen Balanced Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	24

Additional Information	25

Explanations of Charts, Tables and Financial Statements	28

Designation Requirements	31

Trustees and Officers	32

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could their opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot

The portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio
manager

Gibson Smith

co-portfolio
manager

Performance Overview

Janus Aspen Balanced Portfolio's Institutional Shares and Service Shares advanced 10.50% and 10.25%, respectively, for the 12-month period ended December 31, 2007, compared with a 6.43% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Portfolio's other secondary benchmark, which returned 5.49% and 7.23%, respectively.

Economic Overview

Despite a volatile and weak second half of the year, equity markets worldwide managed to turn in modest gains over the 12-month period ended December 31, 2007. Much of the year's gains came during the first half amid continued expansion in the global economy and an active merger and acquisition (M&A) environment, but problems in the U.S. credit markets started to rattle investor confidence in July. Many indices retreated from recent peaks as investors digested a number of issues stemming from the subprime mortgage and structured debt markets. Credit market turmoil, subprime-related write-offs, continued weakness in the U.S. housing market, central bank intervention and the first year-over-year decline in domestic corporate earnings since 2002 were just some of the main themes dominating sentiment during the latter half of 2007. Through all of this, emerging country stocks tended to be the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies with small-cap value issues among the laggards.

As December came to a close, many themes supporting equity prices were fading. While domestic valuations were still considered to be reasonable, particularly with interest rates well off of their period highs, mixed signals on the financial health of the U.S. consumer and slowing earnings momentum were becoming a greater concern. One pillar of strength during the year, the labor market, showed signs that it may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. While job growth remained strong for much of the year, a weak December reading left some doubt about continued near-term strength. In the end, the questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world will follow suit.

Stock Selection Benefited Portfolio Performance

The Portfolio's outperformance can be attributed primarily to strong, individual stock selection within the materials and consumer staples sectors. Potash Corporation of Saskatchewan was not only the top contributor within our materials holdings but also the top contributor overall. The company has the world's largest excess supply of potash, which is a key ingredient in fertilizer. We continue to believe in the company's long-term pricing power, as farmers have been less sensitive to increases in relatively small input costs such as potash. In addition, we are confident that customer diversification, as well as increasing demands on global agriculture land, will continue to benefit Potash Corporation. We therefore added to our position in this high-conviction holding.

Apple benefited from the successful launch of its iPhone mobile communications device during the middle of the year. While we believe the iPhone will be an important contributor to Apple's overall revenue generation, our long-term thesis continues to be centered on market share gains in Apple's core business of desktop and laptop computers.

Select Financials Stocks Detracted from Results

While most of the Portfolio's equity holdings provided solid returns for the period, a few individual detractors weighed on results. These included financial holding Merrill Lynch. The stock was under consistent pressure in the second half of the year as concerns arose regarding the company's exposure to the subprime mortgage market. These concerns were realized when the company announced that the write-offs they would take as a result of credit-related issues were double what management had originally estimated. Following the announcement of the greater-than-expected write down, CEO Stan O'Neal announced his departure from the firm. We viewed the change as fundamental to the company and, consequently, liquidated our position to rotate into traditionally less capital-market-sensitive opportunities in the financials sector.

Student loan provider SLM Corp., formerly "Sallie Mae," declined after the deal to take it private was called off. Investors became concerned that SLM's earnings outlook would be revised downward as its credit costs seem likely to increase. Given that potential earnings risk, we exited the position.

2 Janus Aspen Series December 31, 2007

(unaudited)

Fixed-Income Investments Provided Positive Results

Looking at the fixed-income side, the strongest contribution to returns in the fixed-income portion of the Portfolio came from our overweight position in U.S. Treasuries. Our higher quality bias protected us as credit and subprime mortgage concerns continued to drive risk premiums wider and Treasury yields lower in the second half of the year. At the end of the year, we held no mortgage-backed pass-through security exposure as we believe concerns about future volatility in the sector support an overweight position in the highest quality sectors among government securities. We are currently underweight in credit but will look to add to our highest conviction, strong free cash flow, potentially recession-resistant names as the risk/reward profiles become more compelling to us.

Outlook

With U.S. equity markets struggling late in the year, the investment team will continue to closely monitor several factors for directional cues. First, despite the weakness in the U.S. housing sector and related credit market turmoil, we believe U.S. employment had been a pillar of support for the economy. With signs of weakening at the end of the year, however, we will continue to watch the labor market closely for any sign of prolonged weakness and whether December's weaker-than-expected report was an aberration. We will also be monitoring conditions in the credit markets for signs of further deterioration. As the Federal Reserve (Fed) works to balance its dual mandate of sustainable growth and price stability, we will be watching for signs that suggest the Fed is behind the curve and whether it can be effective in navigating these uncertain economic times. Finally, as "bottom-up" fundamental investors, we will continue to watch the future path of corporate earnings, credit conditions, liquidity, and balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile.

Thank you for investing in Janus Aspen Balanced Portfolio.

Janus Aspen Balanced Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Equity Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.61%
Apple, Inc.	1.35%
EnCana Corp. (U.S. Shares)	1.20%
Syngenta A.G.	1.01%
ConocoPhillips	0.98%

5 Largest Detractors from Performance – Holdings

Equity Contribution
SLM Corp.	(1.53)%
Merrill Lynch & Company, Inc.	(1.06)%
Fannie Mae	(0.94)%
Starwood Hotels & Resorts Worldwide, Inc.	(0.66)%
American Express Co.	(0.53)%

5 Largest Contributors to Performance – Sectors

	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Materials	5.43%	7.23%	3.13%
Consumer Staples	3.93%	17.21%	9.52%
Information Technology	3.75%	15.29%	15.69%
Energy	2.70%	8.06%	10.82%
Industrials	1.56%	11.63%	11.22%

5 Lowest Contributors/Detractors to Performance – Sectors

	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(4.28)%	16.00%	20.57%
Consumer Discretionary	(0.53)%	11.75%	9.92%
Utilities	0.00%	0.00%	3.54%
Telecommunication Services	0.00%	0.00%	3.64%
Health Care	0.72%	12.83%	11.95%

Janus Aspen Series December 31, 2007 3

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

ConocoPhillips Oil Companies - Integrated	2.9%
Roche Holding A.G. Medical - Drugs	2.6%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.4%
Altria Group, Inc. Tobacco	2.3%
Reckitt Benckiser PLC Soap and Cleaning Preparations	2.1%
12.3%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

4 Janus Aspen Series December 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007									Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Balanced Portfolio - Institutional Shares	10.50%		10.34%		9.27%		11.34%		0.58%
Janus Aspen Balanced Portfolio - Service Shares	10.25%		10.06%		9.09%		11.23%		0.83%
S&P 500® Index	5.49%		12.83%		5.91%		10.43%
Lehman Brothers Government/Credit Index	7.23%		4.44%		6.01%		6.02%
Balanced Index	6.43%		9.11%		6.30%		8.71%
Lipper Quartile - Institutional Shares	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	5/127		15/70		1/37		1/18

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-investment grade debt securities, and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Janus Aspen Series December 31, 2007 5

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,039.30	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,038.00	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

(1) Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

6 Janus Aspen Series December 31, 2007

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 57.7%
Advertising Sales - 0.7%
270,310	Lamar Advertising Co. - Class A*	$12,993,802
Aerospace and Defense - 1.4%
925,145	BAE Systems PLC**	9,170,244
106,410	Boeing Co.	9,306,618
180,580	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	8,232,642
		26,709,504
Agricultural Chemicals - 5.3%
313,855	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	45,182,565
113,075	Syngenta A.G.	28,594,478
542,154	Syngenta A.G. (ADR)	27,465,522
		101,242,565
Apparel Manufacturers - 0.6%
808,410	Esprit Holdings, Ltd.	12,027,288
Athletic Footwear - 0.6%
179,230	NIKE, Inc. - Class B	11,513,735
Audio and Video Products - 0.5%
185,845	Sony Corp. (ADR)**	10,091,384
Automotive - Cars and Light Trucks - 0.6%
177,958	BMW A.G.**	11,106,583
Beverages - Non-Alcoholic - 1.5%
248,290	Coca-Cola Co.	15,237,558
168,296	PepsiCo, Inc.	12,773,666
		28,011,224
Brewery - 0.7%
169,200	InBev N.V.**	14,099,175
Building Products - Air and Heating - 0.6%
205,605	Daikin Industries, Ltd.*,**	11,580,767
Casino Hotels - 0.5%
846,332	Crown, Ltd.*	9,992,157
Commercial Services - Finance - 0.2%
174,345	Western Union Co.	4,233,097
Computers - 1.4%
40,785	Apple, Inc.*	8,078,693
373,735	Hewlett-Packard Co.	18,866,143
		26,944,836
Computers - Memory Devices - 1.5%
1,535,723	EMC Corp.*	28,456,947
Cosmetics and Toiletries - 1.9%
484,755	Avon Products, Inc.	19,162,365
241,460	Procter & Gamble Co.	17,727,993
		36,890,358
Diversified Operations - 2.3%
1,047,865	General Electric Co.	38,844,356
2,943,640	Melco International Development, Ltd.*	4,424,766
		43,269,122
E-Commerce/Services - 0.7%
174,380	eBay, Inc.*	5,787,672
396,385	Liberty Media Corp. - Interactive*	7,563,026
		13,350,698
Electric Products - Miscellaneous - 0.3%
97,805	Emerson Electric Co.	5,541,631

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 2.1%
23,623	Samsung Electronics Company, Ltd.	$13,969,798
807,669	Texas Instruments, Inc.	26,976,145
		40,945,943
Enterprise Software/Services - 1.3%
1,145,225	Oracle Corp.*	25,859,181
Finance - Credit Card - 1.8%
655,848	American Express Co.	34,117,213
Finance - Investment Bankers/Brokers - 1.6%
690,329	JP Morgan Chase & Co.	30,132,861
Finance - Mortgage Loan Banker - 1.0%
486,415	Fannie Mae	19,446,872
Food - Diversified - 2.3%
212,135	Kraft Foods, Inc. - Class A	6,921,965
80,985	Nestle S.A.	37,184,414
		44,106,379
Hotels and Motels - 0.9%
379,447	Starwood Hotels & Resorts Worldwide, Inc.	16,707,051
Industrial Automation and Robotics - 0.5%
147,420	Rockwell Automation, Inc.	10,166,083
Machinery - General Industrial - 0.5%
11,101,755	Shanghai Electric Group Company, Ltd.	9,397,528
Medical - Biomedical and Genetic - 0.3%
144,155	Celgene Corp.*	6,661,403
Medical - Drugs - 4.1%
389,125	Merck & Company, Inc.	22,612,054
289,206	Roche Holding A.G.	49,941,268
122,620	Wyeth	5,418,578
		77,971,900
Medical - HMO - 0.5%
174,345	Coventry Health Care, Inc.*	10,329,941
Medical Instruments - 0.2%
88,510	Medtronic, Inc.	4,449,398
Medical Products - 0.6%
40,371	Nobel Biocare Holding A.G.	10,789,432
Multimedia - 0.7%
846,332	Consolidated Media Holdings, Ltd.	3,120,228
475,750	News Corporation, Inc. - Class A	9,748,118
		12,868,346
Oil Companies - Exploration and Production - 2.1%
580,575	EnCana Corp. (U.S. Shares)	39,455,877
Oil Companies - Integrated - 4.0%
635,055	ConocoPhillips	56,075,357
179,837	Suncor Energy, Inc.	19,667,792
		75,743,149
Optical Supplies - 0.3%
38,860	Alcon, Inc. (U.S. Shares)	5,558,534
Retail - Apparel and Shoe - 0.3%
174,345	Nordstrom, Inc.	6,403,692
Retail - Consumer Electronics - 0.7%
114,675	Yamada Denki Company, Ltd.**	13,183,557
Retail - Drug Store - 1.7%
811,560	CVS/Caremark Corp.	32,259,510
Retail - Jewelry - 0.3%
139,795	Tiffany & Co.	6,434,764

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 7

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Soap and Cleaning Preparations - 2.1%
683,027	Reckitt Benckiser PLC**	$39,615,865
Telecommunication Equipment - Fiber Optics - 0.8%
632,956	Corning, Inc.	15,184,614
Therapeutics - 0.9%
393,112	Gilead Sciences, Inc.*	18,087,083
Tobacco - 2.3%
583,290	Altria Group, Inc.	44,085,058
Transportation - Railroad - 1.5%
374,661	Canadian National Railway Co. (U.S. Shares)	17,582,841
82,742	Union Pacific Corp.	10,394,050
		27,976,891
Web Portals/Internet Service Providers - 0.5%
412,660	Yahoo!, Inc.*	9,598,472
Wireless Equipment - 0.5%
229,510	QUALCOMM, Inc.	9,031,219
Total Common Stock (cost $809,264,397)		1,104,622,689
Corporate Debt - 8.6%
Agricultural Chemicals - 0%
$720,000	Mosaic Co., 7.625% senior notes, due 12/1/16 (144A)‡	777,600
Applications Software - 0.1%
2,065,000	Intuit, Inc., 5.75% senior unsecured notes, due 3/15/17	2,031,561
Automotive - Cars and Light Trucks - 0.1%
2,070,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	2,038,950
Beverages - Wine and Spirits - 0.1%
1,050,000	Diageo Capital PLC, 5.75% company guaranteed notes, due 10/23/17	1,055,963
Brewery - 0%
605,000	Anheuser Bush COS, Inc., 5.50% senior subordinated notes, due 1/15/18	617,632
Cable Television - 0.4%
3,155,000	Comcast Corp., 5.5425% company guaranteed notes, due 7/14/09‡	3,143,516
4,867,855	CSC Holdings, Inc., 6.89625% bank loan, due 3/29/13‡	4,593,503
		7,737,019
Chemicals - Diversified - 0%
880,000	E.I. Du Pont De Nemours, 5.00% senior unsecured notes, 11/5/13	885,550
Commercial Banks - 0.2%
4,265,000	U.S. Bank, 5.70% subordinated notes, due 12/15/08	4,318,338
Computer Services - 0.1%
2,090,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	2,126,575
Consumer Products - Miscellaneous - 0.1%
2,135,000	Clorox Co., 5.95% senior unsecured notes, due 10/15/17	2,126,921

Shares or Principal Amount		Value
Containers - Metal and Glass - 0.7%
$7,480,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	$7,508,051
6,585,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	6,601,463
		14,109,514
Data Processing and Management - 0.1%
2,470,000	First Data Corp., 9.875% company guaranteed notes due 9/24/15 (144A)	2,297,100
Diversified Financial Services - 0.2%
2,835,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	3,218,811
Diversified Operations - 0.6%
8,065,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	8,047,789
2,630,000	Textron, Inc., 5.60% senior unsecured notes, due 12/1/17	2,620,637
		10,668,426
Electric - Generation - 0.1%
920,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	903,900
Electric - Integrated - 1.3%
2,475,000	CMS Energy Corp., 6.30% senior unsubordinated notes, due 2/1/12	2,496,993
1,255,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	1,261,275
6,655,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	6,611,277
	Pacific Gas and Electric Co.:
495,000	3.60%, unsecured notes, due 3/1/09	489,648
1,740,000	4.20%, unsecured notes, due 3/1/11	1,712,195
680,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	702,229
	Texas Competitive Electric Holdings Co., LLC:
1,340,000	10.25%, company guaranteed notes due 11/1/15 (144A)	1,326,600
2,153,000	10.25% company guaranteed notes due 11/1/15 (144A)	2,131,470
4,030,000	Virginia Electric & Power Co., 5.10% senior unsecured notes, due 11/30/12	4,047,321
4,105,000	West Penn Power Co., 5.95% first mortgage notes, due 12/15/17 (144A)	4,125,016
		24,904,024
Finance - Auto Loans - 0.5%
	Ford Motor Credit Co.:
892,000	7.9925%, senior unsecured notes due 1/13/12‡	749,246
3,460,000	9.6925%, notes, due 4/15/12‡	3,402,467
1,415,000	7.80%, notes, due 6/1/12	1,240,477
5,700,000	8.00%, senior unsecured notes due 12/15/16	4,841,643
		10,233,833
Finance - Investment Bankers/Brokers - 0.2%
3,008,000	JP Morgan Chase & Co, 6.00% senior notes, due 1/15/18	3,060,291

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Food - Diversified - 0.3%
	Kellogg Co.:
$5,315,000	2.875%, senior notes, due 6/1/08	$5,264,470
1,010,000	5.125%, senior unsecured notes due 12/3/12	1,018,458
		6,282,928
Food - Retail - 0.2%
2,490,000	Kroger Co., 6.40% company guaranteed notes, due 8/15/17	2,604,323
765,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes, due 4/15/15	738,225
		3,342,548
Food - Wholesale/Distribution - 0.2%
3,950,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	4,048,750
Independent Power Producer - 0.2%
1,050,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 1/15/17	1,023,750
	Reliant Energy, Inc.:
2,550,000	7.625%, senior notes, due 6/15/14#	2,524,500
1,195,000	7.875%, senior notes, due 6/15/17	1,183,050
		4,731,300
Machinery - Construction and Mining - 0.1%
1,105,000	Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)§	1,105,403
Medical - Hospitals - 0.3%
	HCA, Inc.:
2,346,300	7.08%, bank loan, due 11/18/13‡	2,253,551
3,215,000	9.25%, secured notes, due 11/15/16	3,375,750
		5,629,301
Multimedia - 0.3%
1,065,000	Viacom, Inc., 6.125% senior unsecured notes, due 10/5/17	1,064,954
4,435,000	Walt Disney Company, 4.7% senior unsecured notes, due 12/1/12	4,434,854
		5,499,808
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
507,986	5.12063%, bank loan, due 3/28/14‡	484,599
36,405	6.36%, bank loan, due 3/28/14‡	34,699
34,478	6.42%, bank loan, due 3/28/14‡	32,862
206,867	6.48%, bank loan, due 3/28/14‡	197,171
407,987	6.50%, bank loan, due 3/28/14‡	388,865
241,345	6.88%, bank loan, due 3/28/14‡	230,033
		1,368,229
Oil Companies - Exploration and Production - 0.2%
1,755,000	Encana, Corp., 6.50% unsubordinated notes, due 2/1/38	1,813,573
	Forest Oil Corp.:
335,000	8.00%, company guaranteed notes due 12/15/11	348,400
1,309,000	7.25%, senior notes, due 6/15/19 (144A)	1,315,545
1,100,000	Sabine Pass L.P., 7.25% secured notes, due 11/30/13	1,050,500
		4,528,018
Pipelines - 0.4%
	Kinder Morgan Energy Partners L.P.:
930,000	6.00%, senior unsecured notes, due 2/1/17	929,947
564,000	6.50%, senior unsecured notes, due 2/1/37	557,429

Shares or Principal Amount		Value
Pipelines - (continued)
$745,000	Southern Natural Gas Co., 5.90% notes, due 4/1/17 (144A)	$732,757
5,555,000	Spectra Energy Corp., 6.75% senior unsubordinated, due 2/15/32#	5,546,234
		7,766,367
Publishing - Periodicals - 0.2%
4,321,405	Idearc, Inc., 6.83% bank loan, due 11/17/14‡	4,105,896
Rental Auto/Equipment - 0.1%
2,879,483	Avis Budget Car Rental LLC, 6.21% bank loan, due 4/19/12‡	2,770,783
Retail - Regional Department Stores - 0.2%
3,530,000	May Department Stores Co., 4.80% unsecured notes, due 7/15/09	3,509,971
Specified Purpose Acquisition Company - 0.1%
1,950,076	Solar Capital Corp., 6.8975% bank loan, due 2/11/13‡	1,878,839
Super-Regional Banks - 0.3%
5,038,000	Wells Fargo Co., 5.625% senior unsecured notes, due 12/11/17	5,041,078
Telecommunication Services - 0.4%
7,710,000	Verizon Communications, Inc., 4.00% senior unsecured notes, due 1/15/08	7,706,908
Transportation - Railroad - 0.1%
1,445,000	Canadian National Railway Co., 4.25% notes, due 8/1/09	1,438,113
Travel Services - 0.1%
1,950,100	TDS Investor Corp., 7.08% bank loan, due 8/23/13‡	1,851,776
Total Corporate Debt (cost $167,868,479)		165,718,024
Preferred Stock - 0.4%
U.S. Government Agency - 0.4%
156,265	Fannie Mae, 8.25%	4,023,824
151,475	Freddie Mac, 8.375%	3,961,071
Total Preferred Stock (cost $7,804,997)		7,984,895
U.S. Government Agencies - 1.0%
	Fannie Mae:
$1,885,000	2.50%, notes, due 6/15/08	1,868,252
3,120,000	5.25%, notes, due 1/15/09	3,159,605
655,000	6.375%, notes, due 6/15/09	679,972
5,122,000	4.875%, notes, due 5/18/12	5,321,886
	Freddie Mac:
4,095,000	5.75%, notes, due 4/15/08	4,110,111
1,665,000	5.75%, notes, due 3/15/09	1,701,603
1,565,000	7.00%, notes, due 3/15/10	1,677,276
Total U.S. Government Agencies (cost $18,331,150)		18,518,705
U.S. Treasury Notes/Bonds - 29.7%
	U.S. Treasury Notes/Bonds:
8,813,090	3.625%, due 1/15/08#,ÇÇ	8,824,370
3,496,000	3.75%, due 5/15/08	3,500,097
14,433,000	4.375%, due 11/15/08#	14,546,891
5,326,000	4.75%, due 12/31/08#	5,400,894
38,304,000	4.875%, due 1/31/09#	38,983,284
19,756,000	4.50%, due 2/15/09#	20,053,881
15,547,000	3.125%, due 4/15/09#	15,554,292
1,905,000	4.875%, due 5/15/09#	1,949,947
1,595,000	4.875%, due 5/31/09#	1,634,377

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
	U.S. Treasury Notes/Bonds (continued):
$16,419,000	6.00%, due 8/15/09#	$17,169,398
1,495,000	3.625%, due 10/31/09	1,509,717
10,771,000	4.625%, due 11/15/09#	11,081,506
20,318,000	4.00%, due 4/15/10#	20,730,699
5,460,000	4.50%, due 5/15/10#	5,642,140
8,521,000	3.625%, due 6/15/10#	8,637,499
4,076,000	5.75%, due 8/15/10	4,349,218
740,000	4.25%, due 10/15/10	763,645
21,914,000	4.50%, due 11/15/10#	22,785,432
4,592,000	4.375%, due 12/15/10#	4,762,767
14,841,000	4.50%, due 2/28/11#	15,458,994
14,649,000	4.875%, due 4/30/11	15,429,513
7,972,000	4.875%, due 7/31/11#	8,412,947
14,043,000	5.00%, due 8/15/11#	14,876,803
3,701,000	4.625%, due 8/31/11#	3,874,484
1,850,000	4.50%, due 9/30/11	1,930,070
1,120,000	4.50%, due 11/30/11#	1,168,825
1,356,000	4.625%, due 2/29/12#	1,422,953
1,170,000	4.75%, due 5/31/12	1,234,807
26,000,000	4.875%, due 6/30/12	27,576,251
2,510,000	4.625%, due 7/31/12	2,635,500
19,274,000	4.125%, due 8/31/12#	19,844,684
2,235,000	4.25%, due 9/30/12#	2,313,399
4,655,000	3.875%, due 10/31/12#	4,746,280
220,000	3.375%, due 11/30/12#	219,261
10,800,000	4.25%, due 8/15/14#	11,167,027
20,601,047	1.875%, due 7/15/15#,ÇÇ	20,998,585
17,126,000	4.25%, due 8/15/15#	17,578,229
11,709,000	4.50%, due 2/15/16#	12,187,418
27,683,000	5.125%, due 5/15/16#	29,962,530
12,408,000	7.25%, due 5/15/16#	15,257,969
3,874,240	2.50%, due 7/15/16ÇÇ	4,131,513
20,788,000	4.875%, due 8/15/16#	22,135,977
15,723,000	4.625%, due 11/15/16#	16,466,163
9,933,000	4.50%, due 5/15/17#	10,295,396
9,655,000	4.25%, due 11/15/17#	9,823,209
4,334,000	7.875%, due 2/15/21#	5,829,230
9,880,000	7.25%, due 8/15/22#	12,828,567
11,696,000	6.00%, due 2/15/26#	13,841,491
4,419,710	3.375%, due 4/15/32ÇÇ	5,660,681
27,418,000	4.75%, due 2/15/37	28,694,638
1,820,000	5.00%, due 5/15/37#	1,983,658
Total U.S. Treasury Notes/Bonds (cost $546,190,001)		567,867,106
Money Markets - 1.7%
15,838,500	Janus Institutional Cash Management Fund - Institutional Shares, 4.98%	15,838,500
17,083,500	Janus Institutional Money Market Fund - Institutional Shares, 4.91%	17,083,500
Total Money Markets (cost $32,922,000)		32,922,000
Other Securities - 21.2%
270,286,924	Allianz Dresdner Daily Asset Fund†	270,286,924
76,805,838	Repurchase Agreements†	76,805,838
15,730,326	Time Deposit - Calyon N.A., 4.00%, 1/2/08†	15,730,326
15,730,326	Time Deposit - Rabobank Ned Cayman Islands N.A., 2.50%, 1/2/08†	15,730,326
18,585	Time Deposit - Suntrust Bank N.A., 1.00%, 1/2/08†	18,585
7,865,164	Time Deposit - Svenska Handelsbanken N.A., 3.25%, 1/2/08†	7,865,164

Shares or Principal Amount		Value
19,662,908	Time Deposit - Wells Fargo Bank N.A., 3.50%, 1/2/08†	19,662,908
Total Other Securities (cost $406,100,071)		406,100,071
Total Investments (total cost $1,988,481,095) – 120.3%		2,303,733,490
Liabilities, net of Cash, Receivables and Other Assets – (20.3)%		(389,124,617)
Net Assets – 100%		$1,914,608,873

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$13,112,385	0.6%
Belgium	14,099,175	0.6%
Bermuda	12,027,288	0.5%
Brazil	8,232,642	0.4%
Canada	125,366,138	5.4%
China	9,397,528	0.4%
Germany	11,106,583	0.5%
Hong Kong	4,424,766	0.2%
Japan	34,855,708	1.5%
South Korea	13,969,798	0.6%
Switzerland	159,533,648	6.9%
United Kingdom	48,786,109	2.1%
United States††	1,848,821,722	80.3%
Total	$2,303,733,490	100.0%

††Includes Short-Term Securities and Other Securities (61.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 2/15/08	1,400,000	$2,782,899	$24,409
British Pound 5/14/08	8,500,000	16,850,742	332,475
Euro 5/2/08	9,100,000	13,310,321	201,359
Japanese Yen 2/15/08	390,000,000	3,509,551	(138,356)
Total		$36,453,513	$419,887

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Balanced Portfolio
Assets:
Investments at cost(1)	$1,988,481
Investments at value(1)	$2,270,811
Affiliated money market investments	32,922
Cash	2,199
Receivables:
Investments sold	4,758
Portfolio shares sold	735
Dividends	1,893
Interest	9,039
Non-interested Trustees' deferred compensation	31
Other assets	62
Forward currency contracts	558
Total Assets	2,323,008
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	406,100
Portfolio shares repurchased	1,021
Advisory fees	898
Transfer agent fees and expenses	1
Distribution fees - Service Shares	123
Non-interested Trustees' fees and expenses	14
Non-interested Trustees' deferred compensation fees	31
Accrued expenses	73
Forward currency contracts	138
Total Liabilities	408,399
Net Assets	$1,914,609
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,476,353
Undistributed net investment income/(loss)*	6,054
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	116,521
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	315,681
Total Net Assets	$1,914,609
Net Assets - Institutional Shares	$1,335,428
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	44,451
Net Asset Value Per Share	$30.04
Net Assets - Service Shares	$579,181
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,641
Net Asset Value Per Share	$31.07

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $397,841,702 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Balanced Portfolio
Investment Income:
Interest	$37,450
Securities lending income	1,450
Dividends	21,906
Dividends from affiliates	840
Foreign tax withheld	(599)
Total Investment Income	61,047
Expenses:
Advisory fees	10,786
Transfer agent fees and expenses	6
Registration fees	20
Custodian fees	97
Professional fees	13
Non-interested Trustees' fees and expenses	54
Distribution fees - Service Shares	1,365
Other expenses	236
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	12,577
Expense and Fee Offset	(22)
Net Expenses	12,555
Net Investment Income/(Loss)	48,492
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	124,759
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	22,714
Net Gain/(Loss) on Investments	147,473
Net Increase/(Decrease) in Net Assets Resulting from Operations	$195,965

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$48,492	$40,911
Net realized gain/(loss) from investments and foreign currency transactions	124,759	183,092
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	22,714	(14,566)
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	195,965	209,438
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(35,086)	(32,008)
Service Shares	(12,684)	(9,453)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(47,770)	(41,461)
Capital Share Transactions:
Shares sold
Institutional Shares	23,903	31,534
Service Shares	85,791	71,520
Reinvested dividends and distributions
Institutional Shares	35,086	32,008
Service Shares	12,684	9,453
Shares repurchased
Institutional Shares	(307,076)	(395,655)
Service Shares	(68,411)	(173,852)
Net Increase/(Decrease) from Capital Share Transactions	(218,023)	(424,992)
Net Increase/(Decrease) in Net Assets	(69,828)	(257,015)
Net Assets:
Beginning of period	1,984,437	2,241,452
End of period	$1,914,609	$1,984,437
Undistributed net investment income/(loss)*	$6,054	$5,348

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Balanced Portfolio
fiscal year ended December 31	2007	2006		2005		2004	2003
Net Asset Value, Beginning of Period	$27.89	$25.74		$24.39		$22.98	$20.59
Income from Investment Operations:
Net investment income/(loss)	.82	.61		.61		.60	.47
Net gain/(loss) on securities (both realized and unrealized)	2.09	2.12		1.31		1.35	2.40
Total from Investment Operations	2.91	2.73		1.92		1.95	2.87
Less Distributions and Other:
Dividends (from net investment income)*	(.76)	(.58)		(.57)		(.54)	(.48)
Distributions (from capital gains)*	–	–		–		–	–
Payment from affiliate	–	–	(1)	–	(1)	–	–
Total Distributions and Other	(.76)	(.58)		(.57)		(.54)	(.48)
Net Asset Value, End of Period	$30.04	$27.89		$25.74		$24.39	$22.98
Total Return	10.50%	10.72	%(2)	7.95	%(2)	8.53%	14.05%
Net Assets, End of Period (in thousands)	$1,335,428	$1,475,350		$1,681,985		$2,395,562	$3,253,664
Average Net Assets for the Period (in thousands)	$1,417,947	$1,554,032		$1,887,185		$3,012,164	$3,183,585
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.57%	0.58%		0.57%		0.61%	0.67%
Ratio of Net Expenses to Average Net Assets(4)	0.57%	0.57%		0.56%		0.61%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.54%	2.04%		2.01%		2.08%	2.12%
Portfolio Turnover Rate	54%	52%		52%		64%	69%

Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Balanced Portfolio
	2007	2006		2005		2004	2003
Net Asset Value, Beginning of Period	$28.83	$26.61		$25.24		$23.82	$21.32
Income from Investment Operations:
Net investment income/(loss)	.70	.49		.45		.44	.39
Net gain/(loss) on securities (both realized and unrealized)	2.24	2.27		1.46		1.52	2.52
Total from Investment Operations	2.94	2.76		1.91		1.96	2.91
Less Distributions and Other:
Dividends (from net investment income)*	(.70)	(.54)		(.54)		(.54)	(.41)
Distributions (from capital gains)*	–	–		–		–	–
Payment from affiliate	–	–	(1)	–	(1)	–	–
Total Distributions and Other	(.70)	(.54)		(.54)		(.54)	(.41)
Net Asset Value, End of Period	$31.07	$28.83		$26.61		$25.24	$23.82
Total Return	10.25%	10.46	%(2)	7.62	%(2)	8.29%	13.72%
Net Assets, End of Period (in thousands)	$579,181	$509,087		$559,467		$514,135	$431,044
Average Net Assets for the Period (in thousands)	$545,997	$515,319		$526,693		$465,719	$349,871
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.82%	0.83%		0.82%		0.86%	0.92%
Ratio of Net Expenses to Average Net Assets(4)	0.82%	0.82%		0.82%		0.86%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.27%	1.79%		1.77%		1.85%	1.86%
Portfolio Turnover Rate	54%	52%		52%		64%	69%

  *  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal years ended 2007, 2006, 2005 and 2004.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects rate as of December 31, 2007.

  çç  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Balanced Portfolio
Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)	5/15/07	$1,104,503	$1,105,403	0.1%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Balanced Portfolio	$108,847,575

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2007.

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call

16 Janus Aspen Series December 31, 2007

back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Balanced Portfolio	$397,841,702

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Balanced Portfolio	$406,100,071

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $76,805,838 and $59,007,309 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2007 are noted in the table below.

Portfolio	Average Monthly Value	Rates
Janus Aspen Balanced Portfolio	$17,354,210	1.75	%-8.11380%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Floating Rate Loans

The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as the LIBOR. LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (''borrowers'') in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

18 Janus Aspen Series December 31, 2007

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $623 for Service Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $25 for Institutional Shares and $9 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Balanced Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$160,711,724	$144,873,224	$472,331	$15,838,500
Janus Institutional Cash Reserves Fund	14,329,197	16,240,697	27,042	–
Janus Institutional Money Market Fund – Institutional Shares	296,873,421	279,789,921	265,582	17,083,500
Janus Money Market Fund – Institutional Shares	49,845,605	57,407,105	74,660	–
	$521,759,947	$498,310,947	$839,615	$32,922,000

20 Janus Aspen Series December 31, 2007

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Balanced Portfolio	$6,674,885	$118,243,221	$–	$(1,533)	$(9,269)	$313,348,578

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Balanced Portfolio	$7,667,345

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Balanced Portfolio	$1,990,384,912	$336,084,225	$(22,735,647)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Balanced Portfolio	$47,769,415	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Balanced Portfolio	$41,461,260	$–	$–	$–

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

4. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	820	1,187
Reinvested dividends and distributions	1,189	1,196
Shares repurchased	(10,463)	(14,834)
Net Increase/(Decrease) in Portfolio Shares	(8,454)	(12,451)
Shares Outstanding, Beginning of Period	52,905	65,356
Shares Outstanding, End of Period	44,451	52,905
Transactions in Portfolio Shares – Service Shares
Shares sold	2,824	2,603
Reinvested dividends and distributions	415	340
Shares repurchased	(2,255)	(6,307)
Net Increase/(Decrease) in Portfolio Shares	984	(3,364)
Shares Outstanding, Beginning of Period	17,657	21,021
Shares Outstanding, End of Period	18,641	17,657

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Balanced Portfolio	$555,906,201	$751,792,947	$497,021,100	$551,572,667

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland,

22 Janus Aspen Series December 31, 2007

Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

24 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited) (continued)

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than

26 Janus Aspen Series December 31, 2007

increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate debt, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

28 Janus Aspen Series December 31, 2007

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Balanced Portfolio	29%

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

  *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

32 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 33

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

34 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 35

Notes

36 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-704 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	24

Additional Information	25

Explanations of Charts, Tables and Financial Statements	28

Trustees and Officers	31

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot

This bond portfolio continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith

co-portfolio manager

Darrell Watters

co-portfolio manager

Performance Overview

In the 12-month period ended December 31, 2007, Janus Aspen Flexible Bond Portfolio's Institutional Shares and Service Shares increased 7.04% and 6.80%, respectively, compared to a 6.97% increase for the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Update

Volatility in the bond market rose during the second half of the 12-month period ended December 31, 2007, amid credit concerns related to subprime mortgages and structured debt vehicles, central bank intervention and increasing uncertainty surrounding U.S. economic growth. After peaking mid-year near 5.30%, long-term interest rates, as measured by the 10-year U.S. Treasury bond, began trending lower, finishing the year more than a half percentage point lower for the entire period as subprime-related problems began to wreak havoc in other areas of the capital markets. Investors flocked to the relative safety of U.S. Treasuries amid rising speculation of a rate cut by the Federal Reserve (Fed) and uncertainty in risk-based assets. Through all of this, the yield curve began to normalize, with long-term rates higher than short-term rates.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened considerably from what had been historically low levels earlier in the year as bond investors' appetite for below-investment-grade securities waned. Further impacting the widening spreads was the degree of risk-aversion trading in the U.S., which emanated partially from subprime mortgage woes and the credit crunch. The question of whether the worst was over or further deterioration in liquidity conditions is to come remained unresolved as the period came to a close. In addition, uncertain future employment growth, continued weakness in housing and signs that the U.S. manufacturing sector may be weakening combined to keep the economic outlook somewhat hazy.

Overweight Exposure to Credit Hurt Results

While we scaled back exposure to finance-related holdings, the Portfolio's overweight position in corporate credits relative to the benchmark detracted from performance. This overweight exposure was supported by fundamental analysis of relative risks and opportunities across the fixed-income spectrum but proved detrimental during the market correction that occurred in the third quarter of 2007. Long term, we believe the risk/reward profile of the credit sector is compelling relative to other spread-based instruments. In particular, portfolio performance was held back by our exposure to highly liquid below-investment-grade credits with high free cash flow and asset-heavy balance sheets. As often happens in the rollover phase of a credit cycle, institutional investors faced with redemptions are forced to sell the most marketable credits first, which drives down prices of these more liquid, higher-quality fundamental issues. Later in a credit cycle, however, more liquid names tend to outperform, as investors once again focus on strong underlying fundamentals.

Additionally, despite the Portfolio's underweight exposure in the finance industry, a few remaining credits in this area worked against the Portfolio. These included bonds issued by commercial lender Capmark Financial Group. The recent sell-off in finance-related holdings did not discriminate between businesses with residential mortgage exposure and those, like Capmark, that focus on the commercial-lending market.

Overweight Position in the U.S. Treasury Sector Aided Performance

The largest positive contribution to performance for the year was relative overweight exposure in the U.S. Treasury sector. Last spring, as concerns mounted over spread volatility and credit problems in the mortgage sector, we began to substantially reduce the Portfolio's exposure to mortgage-backed securities, recycling most of the cash into what we felt were higher-quality Treasury positions. Additionally, we reduced the exposure to bank, finance and brokerage issuers prior to the mid-summer credit crunch. These steps helped to mitigate the Portfolio's sensitivity to the ensuing market sell-off, which took a heavy toll on mortgage- and finance-related holdings. We also increased our weighting in the electric utility sub-sector, which boosted performance as the cash flows in the underlying businesses are generally insulated from economic turmoil.

In addition to the performance benefits from reducing the Portfolio's overall risk profile, some individual credits boosted

2 Janus Aspen Series December 31, 2007

(unaudited)

performance. Among the top contributing credits over the 12-month period was General Electric Capital Corp. As a AAA-rated corporate issuer, GE Capital Corp.'s cost of financing is among the lowest in the market, and given their broadly diversified portfolio of financing, the company's debt held up well in the recent downturn.

Outlook

We are watching the outlook for the global economy and liquidity among financial institutions very closely as we believe this holds the key to the pricing and valuation of risk assets. The Portfolio's overweight U.S. Treasury position as of year-end, along with neutral duration and curve positioning are telling of our cautious view on the market. We view the Fed's 100 basis point easing and other actions as signaling that they will continue to add liquidity as necessary, while also helping to calm the markets. The housing market and the dislocations in the mortgage and funding markets have garnered more attention recently and we believe there are potentially still problems to be resolved. Our underweight mortgage position signals our cautious approach to the mortgage market and the direction of swap spreads which measure the degree of stress in the banking system. All in all, we view credit as offering the greatest long-term total return opportunity for our shareholders. We will keep a keen eye out for further dislocations in the credit markets and for mis-priced securities, and will use volatility as an opportunity to add to our credit exposure where we feel the risk/reward profile is compelling. Additionally, we will continue watching the labor market closely for any sign of a prolonged slowdown that could weigh on consumer sentiment and economic growth. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Flexible Bond Portfolio At a Glance

Portfolio Profile

December 31, 2007
Weighted Average Maturity	6.4 Years
Average Modified Duration*	4.3 Years
30-Day Current Yield**
Institutional Shares	4.15%
Service Shares	3.88%
Weighted Average Fixed Income Credit Rating	AA+
Number of Bonds/Notes	179

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

December 31, 2007
AAA	66.5%
AA	2.1%
A	3.8%
BBB	5.6%
BB	7.0%
B	4.9%
Other	10.1%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of December 31, 2007	As of December 31, 2007

Emerging markets comprised 0.1% of total net assets.

Janus Aspen Series December 31, 2007 3

Janus Aspen Flexible Bond Portfolio

Performance

	Average Annual Total Return – for the periods ended December 31, 2007								Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Flexible Bond Portfolio - Institutional Shares	7.04%		4.71%		5.84%		7.09%		0.65%	0.65	%(a)
Janus Aspen Flexible Bond Portfolio - Service Shares	6.80%		4.46%		5.58%		6.88%		0.90%	0.90	%(b)
Lehman Brothers Aggregate Bond Index	6.97%		4.42%		5.97%		6.08%
Lipper Quartile - Institutional Shares	2	nd	2	nd	2	nd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	22/63		18/48		5/17		1/11

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

(b)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the most fiscal year ended December 31, 2006.

The Portfolio's performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

4 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,059.80	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,059.10	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

(1) Expenses are equal to the annualized expense ratio of 0.59% for Institutional Shares and 0.84% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 15, 2007, Gibson Smith and Darrell Watters became Co-Portfolio Managers of Janus Aspen Flexible Bond Portfolio.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

Janus Aspen Series December 31, 2007 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Corporate Debt - 22.7%
Agricultural Operations - 0.2%
537,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	$533,454
Applications Software - 0.3%
850,000	Intuit, Inc., 5.75% senior unsecured notes due 3/15/17	836,236
Auction House - Art Dealer - 0.1%
374,970	Adesa, Inc., 7.08% bank loan due 10/20/13‡	351,845
Automotive - Cars and Light Trucks - 0.3%
684,812	Ford Motor Co., 8.00% bank loan due 12/16/13‡	632,595
297,750	General Motors Corp., 7.615% bank loan due 11/29/13‡	277,616
		910,211
Automotive - Medium and Heavy Duty Trucks - 0.2%
	Navistar International Corp.:
78,200	4.7938%, bank loan, due 1/19/12‡	74,877
105,800	8.23375%, bank loan, due 1/19/12‡	101,304
506,000	8.23375%, bank loan, due 1/19/12‡	484,494
		660,675
Beverages - Wine and Spirits - 0.1%
410,000	Diageo Capital PLC, 5.75% company guaranteed notes, due 10/23/17	412,328
Brewery - 0.1%
250,000	Anheuser Bush COS, Inc., 5.50% senior subordinated notes, due 1/15/18	255,220
Cable Television - 0.9%
690,000	Charter Communications Operating LLC 6.99%, bank loan, due 3/6/14‡	643,687
1,270,000	Cox Communications, Inc., 4.625% senior unsecured notes, due 1/15/10	1,260,147
	CSC Holdings, Inc.:
1,104,372	6.89625%, bank loan, due 3/29/13‡	1,042,130
		2,945,964
Casino Hotels - 0.1%
	Green Valley Ranch Gaming:
10,725	6.8425%, bank loan, due 2/16/14‡	10,108
106,800	6.8425%, bank loan, due 2/16/14‡	100,659
132,000	7.08125%, bank loan, due 2/16/14‡	124,410
170,000	Seminole Hard Rock Entertainment 7.49%, secured notes, due 3/15/14‡ (144A)	162,350
		397,527
Cellular Telecommunications - 0.2%
755,000	Nextel Communications, Inc., 6.875% company guaranteed notes, due 10/31/13	743,767
Chemicals - Diversified - 0.2%
490,000	E.I. du Pont de Nemours and Co., 5.00% senior unsecured notes, 11/5/13	493,090
Commercial Services - 0.5%
280,000	Aramark Corp., 8.50% company guaranteed notes, due 2/1/15	283,500
1,170,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	1,184,625
		1,468,125

Shares or Principal Amount		Value
Computer Services - 0.5%
$1,465,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	$1,490,638
Consumer Products - Miscellaneous - 0.2%
800,000	Clorox Co., 5.95% senior unsecured notes due 10/15/17	796,973
Containers - Metal and Glass - 0.4%
833,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	836,124
570,000	Owens-Illinois, Inc., 7.35% senior notes due 5/15/08	571,425
		1,407,549
Data Processing and Management - 0.2%
560,000	First Data Corp., 9.875% company guaranteed notes, due 9/24/15 (144A)	520,800
Diversified Financial Services - 0.9%
	General Electric Capital Corp.:
1,965,000	4.875%, notes, due 10/21/10	1,994,210
980,000	4.375%, unsecured notes, due 11/21/11	972,298
		2,966,508
Diversified Operations - 2.3%
3,310,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	3,302,936
970,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	971,213
600,000	SPX Corp., 7.625% senior notes due 12/15/14 (144A)	612,000
	Textron, Inc.:
1,025,000	6.375%, senior unsecured notes due 11/15/08	1,040,045
1,460,000	5.60%, senior unsecured notes due 12/1/17	1,454,803
		7,380,997
Diversified Operations - Commercial Services - 0.1%
	Aramark Corp.:
13,630	5.19813%, bank loan, due 1/27/14‡	12,914
190,695	6.705%, bank loan, due 1/27/14‡	181,208
		194,122
Electric - Generation - 0.6%
1,900,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	1,866,750
Electric - Integrated - 3.8%
1,015,000	CMS Energy Corp., 6.30% senior unsubordinated notes, due 2/1/12	1,024,019
490,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	492,175
535,000	Energy Future Holdings, 10.875% company guaranteed notes, due 11/1/17 (144A)	537,675
635,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	630,828
1,310,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	1,370,180
690,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	670,826
620,000	Pacificorp, 6.25% first mortgage notes due 10/15/37	640,268

See Notes to Schedules of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Electric - Integrated - (continued)
$1,680,000	Southern California Edison Co., 7.625% unsecured notes, due 1/15/10	$1,783,171
	Texas Competitive Electric Holdings:
740,000	10.25%, company guaranteed notes due 11/1/15 (144A)	732,600
920,000	10.25%, company guaranteed notes due 11/1/15 (144A)	910,800
		1,643,400
1,660,000	Virginia Electric & Power Co., 5.10% senior unsecured notes, due 11/30/12	1,667,135
1,640,000	West Penn Power Co., 5.95% first mortgage notes, due 12/15/17 (144A)	1,647,997
		12,107,674
Electronic Components - Semiconductors - 0.4%
1,370,000	National Semiconductor Corp., 5.24% senior unsecured notes, due 6/15/10‡	1,340,074
Energy - Alternate Sources - 0.1%
328,350	Huish Detergents, Inc., 6.83% bank loan due 4/26/14‡	282,929
Finance - Auto Loans - 0.4%
	Ford Motor Credit Co.:
321,000	9.75%, senior unsecured notes due 9/15/10‡	306,299
940,000	9.6925%, notes, due 4/15/12‡	924,369
220,000	7.80%, notes, due 6/1/12	192,866
		1,423,534
Finance - Consumer Loans - 0.2%
605,000	John Deere Capital Corp., 4.875% senior notes, due 10/15/10	614,981
Finance - Investment Bankers/Brokers - 0.4%
1,250,000	JP Morgan Chase & Co, 6.00% senior notes, due 1/15/18	1,271,730
Finance - Other Services - 0.2%
	Pinnacle Foods Finance LLC:
25,875	7.5925%, bank loan, due 4/2/14‡	24,279
660,675	7.94813%, bank loan, due 4/2/14‡	619,931
		644,210
Food - Diversified - 0.1%
410,000	Kellogg, Co., 5.125% senior unsecured notes, due 12/3/12	413,433
Food - Retail - 0.3%
	Stater Brothers Holdings, Inc.:
385,000	8.125%, senior notes, due 6/15/12	380,188
660,000	7.75%, company guaranteed notes due 4/15/15	636,900
		1,017,088
Food - Wholesale/Distribution - 0.3%
810,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	830,250
Gas - Distribution - 0.1%
400,000	Southern Star Central Corp., 6.00% notes due 6/1/16 (144A)	391,000
Independent Power Producer - 0.3%
	Reliant Energy, Inc.:
440,000	7.625%, senior notes, due 6/15/14	435,600
440,000	7.875%, senior notes, due 6/15/17	435,600
		871,200

Shares or Principal Amount		Value
Machinery - Electrical - 0.1%
	Baldor Electric Co.:
$114,459	7.125%, bank loan, due 1/31/14‡	$112,099
151,086	7.125%, bank loan, due 1/31/14‡	147,971
		260,070
Medical - Hospitals - 0.4%
	HCA, Inc.:
312,632	7.61%, bank loan, due 11/18/13‡	300,273
1,000,000	9.25%, secured notes, due 11/15/16	1,050,000
		1,350,273
Metal - Diversified - 0.2%
750,000	Freeport-McMoran Copper & Gold, Inc. 8.375%, senior unsecured notes due 4/1/17	804,375
Multimedia - 1.0%
	Viacom, Inc.:
320,000	6.25%, senior notes, due 4/30/16	321,943
400,000	6.125%, senior unsecured notes due 10/5/17	399,983
	VNU, Inc.:
257,027	7.4925%, bank loan, due 8/9/13‡	244,016
427,774	7.14625%, bank loan, due 8/9/13‡	406,119
1,820,000	Walt Disney Company, 4.7% senior unsecured notes, due 12/1/12	1,819,940
		3,192,001
Non-Hazardous Waste Disposal - 0.6%
1,075,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	1,075,000
805,000	Waste Management, Inc., 7.375% senior unsubordinated notes, due 8/1/10	850,320
		1,925,320
Oil Companies - Exploration and Production - 1.2%
970,000	Encana, Corp., 6.50% unsubordinated notes, due 2/1/38	1,002,374
	Forest Oil Corp.:
130,000	8.00%, company guaranteed notes due 12/15/11	135,200
470,000	7.25%, senior notes, due 6/15/19 (144A)	472,350
795,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	846,116
800,000	Sabine Pass L.P., 7.50% secured notes due 11/30/16	764,000
510,000	XTO Energy, Inc., 6.10% senior unsecured notes, due 4/1/36	497,872
		3,717,912
Paper and Related Products - 0.2%
	Georgia-Pacific Corp.:
34,941	6.89625%, bank loan, due 12/20/12‡	33,233
69,882	6.83125%, bank loan, due 12/20/12‡	66,466
55,207	6.58%, bank loan, due 12/20/12‡	52,508
559,058	6.89625%, bank loan, due 12/20/12‡	531,725
		683,932
Pipelines - 1.2%
653	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18	639
3,525,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	3,190,834

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Pipelines - (continued)
$690,000	Spectra Energy Corp., 6.75% senior unsubordinated, due 2/15/32	$688,911
		3,880,384
Publishing - Periodicals - 0.1%
396,000	Idearc, Inc., 6.83% bank loan due 11/17/14‡	376,252
Reinsurance - 0.1%
440,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	440,942
Satellite Telecommunications - 0.2%
543,000	INTELSAT Bermuda, Ltd., 7.725% bank loan, due 2/1/14‡	532,683
Savings/Loan/Thrifts - 0.1%
200,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10‡	199,253
Schools - 0.1%
223,799	Education Management LLC, 6.625% bank loan, due 6/1/13 ‡	212,609
Special Purpose Entity - 0.7%
380,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	347,700
1,420,000	Resona Preferred Securities, Ltd. 7.191%, junior subordinated notes due 12/29/49 (144A)‡	1,408,978
535,000	Source Gas LLC, 5.90% senior notes due 4/1/17 (144A)§	509,814
		2,266,492
Specified Purpose Acquisition Company - 0%
89,100	Solar Capital Corp., 6.8975% bank loan due 2/28/14‡	85,845
Super-Regional Banks - 0.6%
2,070,000	Wells Fargo Co., 5.625% senior unsecured notes, due 12/11/17	2,071,265
Telephone - Integrated - 0.5%
1,000,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	989,308
450,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11	462,910
		1,452,218
Television - 0.2%
	Univision Communications, Inc.:
19,167	7.095%, bank loan, due 9/29/14‡	17,412
670,833	7.21%, bank loan, due 9/29/14‡	609,432
		626,844
Transportation - Railroad - 0.1%
270,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	262,575
Transportation - Services - 0.1%
490,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	495,409
Total Corporate Debt (cost $73,407,050)		72,677,536

Shares or Principal Amount		Value
Mortgage Backed Securities - 14.6%
	Fannie Mae:
$925,248	7.00%, due 9/1/14	$963,648
240,280	6.50%, due 11/1/17	248,562
647,935	5.00%, due 11/1/18	649,555
1,227,929	4.50%, due 5/1/19	1,207,708
289,890	5.50%, due 8/1/19	293,948
138,746	5.50%, due 9/1/19	140,795
467,080	5.50%, due 9/1/19	473,618
406,324	4.50%, due 4/1/20	399,524
811,226	6.00%, due 10/1/21	830,680
967,369	5.50%, due 9/1/24	972,682
238,698	7.00%, due 11/1/28	251,712
313,300	6.50%, due 2/1/31	325,123
541,920	7.00%, due 2/1/32	571,466
2,288,006	6.00%, due 10/1/32	2,330,995
2,439,622	5.035%, due 1/1/33	2,454,195
1,582,839	5.50%, due 2/1/33	1,585,657
502,126	6.50%, due 3/1/33	519,102
1,143,888	4.566%, due 4/1/33	1,145,442
1,264,492	5.50%, due 11/1/33	1,265,429
1,552,613	5.00%, due 4/1/34	1,516,616
2,475,172	6.00%, due 7/1/34	2,521,687
199,352	6.50%, due 9/1/34	206,966
264,386	5.50%, due 11/1/34	264,401
2,134,628	5.50%, due 11/1/34	2,134,746
809,317	4.557%, due 12/1/34	803,612
2,900,000	5.00%, due 1/25/35Ç	2,829,313
784,997	5.50%, due 1/1/36	784,518
975,440	6.50%, due 1/1/36	1,002,794
1,757,199	6.00%, due 3/1/36	1,784,775
378,695	6.00%, due 8/1/36	384,639
2,110,596	5.563%, due 11/1/36	2,137,194
601,388	6.00%, due 1/1/37	610,826
3,020,999	5.00%, due 2/1/37	2,946,519
	Federal Home Loan Bank System:
348,682	5.50%, due 12/1/34	348,371
1,077,670	5.50%, due 12/1/34	1,076,710
623,169	5.668%, due 3/1/37	630,281
	Freddie Mac:
356,696	5.50%, due 1/1/16	361,846
677,145	5.50%, due 1/1/18	686,721
426,796	5.50%, due 2/1/21	432,021
670,028	6.00%, due 11/1/33	681,443
929,002	6.00%, due 2/1/34	945,425
225,284	3.924%, due 5/1/34	225,533
1,418,581	3.744%, due 7/1/34	1,420,772
307,799	6.50%, due 7/1/34	318,558
	Ginnie Mae:
719,459	6.00%, due 10/20/34	734,861
443,065	6.50%, due 2/20/35	458,173
1,841,597	5.50%, due 3/20/35	1,845,840
		38,133,506
Total Mortgage Backed Securities (cost $46,440,340)		46,725,002

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Preferred Stock - 1.4%
Finance - Other Services - 0.2%
11,098	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	$562,114
Savings/Loan/Thrifts - 0.2%
26,020	Chevy Chase Bank FSB, 8.00%	662,209
U.S. Government Agency - 1.0%
63,805	Fannie Mae, 8.25%	1,642,978
61,850	Freddie Mac, 8.375%	1,617,378
		3,260,356
Total Preferred Stock (cost $4,470,489)		4,484,679
U.S. Treasury Notes/Bonds - 54.8%
	U.S. Treasury Notes/Bonds:
$7,585,000	4.875%, due 5/31/09	7,772,258
7,240,000	4.625%, due 7/31/09#	7,408,554
390,000	4.75%, due 2/15/10	403,467
38,953,000	4.50%, due 5/15/10#	40,252,434
3,615,000	5.125%, due 6/30/11	3,840,656
6,175,000	4.50%, due 11/30/11#	6,444,193
540,000	4.75%, due 1/31/12	569,193
10,585,000	4.625%, due 2/29/12#	11,107,634
885,000	4.50%, due 3/31/12	924,963
1,265,000	4.50%, due 4/30/12#	1,321,430
26,328,000	4.75%, due 5/31/12**#	27,786,334
10,365,000	4.625%, due 7/31/12#	10,883,250
1,545,000	4.125%, due 8/31/12	1,590,746
1,380,000	4.25%, due 9/30/12#	1,428,408
2,586,000	4.625%, due 11/15/16#	2,708,230
3,270,000	4.625%, due 2/15/17#	3,418,684
15,390,000	4.50%, due 5/15/17#	15,951,489
1,345,000	8.875%, due 8/15/17	1,850,637
2,665,000	8.875%, due 2/15/19#	3,747,864
3,770,000	7.25%, due 8/15/22#	4,895,111
7,999,000	6.25%, due 8/15/23**#	9,576,931
4,520,000	4.75%, due 2/15/37	4,730,460
6,291,000	5.00%, due 5/15/37#	6,856,699
Total U.S. Treasury Notes/Bonds (cost $167,143,926)		175,469,625
Money Markets - 3.7%
10,559,222	Janus Institutional Cash Management Fund – Institutional Shares, 4.98%	10,559,222
1,305,000	Janus Institutional Money Market Fund – Institutional Shares, 4.91%	1,305,000
Total Money Markets (cost $11,864,222)		11,864,222

Shares or Principal Amount		Value
Other Securities - 24.5%
54,883,278	Allianz Dresdner Daily Asset Fund†	$54,883,278
13,433,811	Repurchase Agreements†	13,433,811
2,753,504	Time Deposit - Calyon N.A., 4.00% 1/2/08†	2,753,504
2,753,504	Time Deposit - Rabobank Ned Cayman Isl. N.A., 2.50%, 1/2/08†	2,753,504
3,253	Time Deposit - Suntrust Bank. N.A. 1.0%, 1/2/08†	3,253
1,376,752	Time Deposit - Svenska Handelsbanken N.A., 3.25%, 1/2/08†	1,376,752
3,441,880	Time Deposit - Wells Fargo N.A. 3.50%, 1/2/08†	3,441,880
Total Other Securities (cost $78,645,982)		78,645,982
Total Investments (total cost $381,972,009) – 121.7%		389,867,046
Liabilities, net of Cash, Receivables and Other Assets – (21.7)%		(69,503,947)
Net Assets – 100%		$320,363,099

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Canada	$3,190,834	0.8%
Cayman Islands	1,408,978	0.4%
China	347,700	0.1%
Spain	462,910	0.1%
United States††	384,456,624	98.6%
Total	$389,867,046	100.0%

††Includes Short-Term Securities and Other Securities (75.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Flexible Bond Portfolio
Assets:
Investments at cost(1)	$381,972
Investments at value(1)	$378,003
Affiliated money market investments	11,864
Cash	696
Receivables:
Investments sold	11,009
Portfolio shares sold	527
Dividends	14
Interest	2,929
Non-interested Trustees' deferred compensation	5
Other assets	64
Total Assets	405,111
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	78,646
Investments purchased	5,842
Portfolio shares repurchased	57
Advisory fees	146
Transfer agent fees and expenses	1
Distribution fees - Service Shares	5
Non-interested Trustees' fees and expenses	3
Non-interested Trustees' deferred compensation fees	5
Accrued expenses	43
Total Liabilities	84,748
Net Assets	$320,363
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$317,846
Undistributed net investment income/(loss)*	699
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(6,093)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	7,911
Total Net Assets	$320,363
Net Assets - Institutional Shares	$297,919
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,989
Net Asset Value Per Share	$11.46
Net Assets - Service Shares	$22,444
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,850
Net Asset Value Per Share	$12.13

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $77,069,838 of securities loaned (Note 1).

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Flexible Bond Portfolio
Investment Income:
Interest	$16,154
Securities lending income	302
Dividends	140
Dividends from affiliates	484
Total Investment Income	17,080
Expenses:
Advisory fees	1,678
Transfer agent fees and expenses	5
Registration fees	19
Custodian fees	25
Professional fees	12
Non-interested Trustees' fees and expenses	12
Distribution fees - Service Shares	74
System fees	30
Other expenses	97
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,952
Expense and Fee Offset	(2)
Net Expenses	1,950
Net Investment Income/(Loss)	15,130
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	(1,163)
Net realized gain/(loss) from futures contracts	(43)
Net realized gain/(loss) from short sales	6
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	8,077
Payment from affiliate (Note 2)	15
Net Gain/(Loss) on Investments	6,892
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,022

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$15,130	$13,618
Net realized gain/(loss) from investments and foreign currency transactions	(1,163)	(3,577)
Net realized gain/(loss) from futures contracts	(43)	(19)
Net realized gain/(loss) from short sales	6	(2)
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	8,077	2,168
Payment from affiliate (Note 2)	15	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	22,022	12,188
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(14,130)	(12,918)
Service Shares	(1,115)	(1,216)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(554)
Service Shares	–	(64)
Net Decrease from Dividends and Distributions	(15,245)	(14,752)
Capital Share Transactions:
Shares sold
Institutional Shares	78,346	36,889
Service Shares	15,681	5,987
Reinvested dividends and distributions
Institutional Shares	14,130	13,472
Service Shares	1,115	1,280
Shares repurchased
Institutional Shares	(65,035)	(61,602)
Service Shares	(22,937)	(12,409)
Net Increase/(Decrease) from Capital Share Transactions	21,300	(16,383)
Net Increase/(Decrease) in Net Assets	28,077	(18,947)
Net Assets:
Beginning of period	292,286	311,233
End of period	$320,363	$292,286
Undistributed net investment income/(loss)*	$699	$757

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year	Janus Aspen Flexible Bond Portfolio
ended December 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$11.24		$11.36		$12.14		$12.49		$12.30
Income from Investment Operations:
Net investment income/(loss)	.53		.54		.60		.66		.63
Net gain/(loss) on securities (both realized and unrealized)	.24		(.08)		(.36)		(.18)		.15
Total from Investment Operations	.77		.46		.24		.48		.78
Less Distributions and Other:
Dividends (from net investment income)*	(.55)		(.56)		(.59)		(.68)		(.59)
Distributions (from capital gains)*	–		(.02)		(.43)		(.15)		–
Payment from affiliate	–	(1)	–		–	(1)	–	(1)	–
Total Distributions and Other	(.55)		(.58)		(1.02)		(.83)		(.59)
Net Asset Value, End of Period	$11.46		$11.24		$11.36		$12.14		$12.49
Total Return	7.04	%(2)	4.22%		2.00	%(2)	3.97	%(2)	6.39%
Net Assets, End of Period (in thousands)	$297,919		$264,656		$278,324		$404,522		$576,021
Average Net Assets for the Period (in thousands)	$279,676		$264,990		$321,856		$525,932		$623,513
Ratio of Gross Expenses to Average Net Assets(3)	0.61%		0.64%		0.57%		0.59%		0.64%
Ratio of Net Expenses to Average Net Assets(3)	0.61%		0.64%		0.57%		0.59%		0.64%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.91%		4.63%		4.18%		4.28%		4.51%
Portfolio Turnover Rate	138	%(4)	163	%(4)	171	%(4)	171%		154%

Service Shares

For a share outstanding during each fiscal year	Janus Aspen Flexible Bond Portfolio
ended December 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$11.86		$11.91		$12.70		$13.11		$12.82
Income from Investment Operations:
Net investment income/(loss)	.62		.51		.53		.54		.53
Net gain/(loss) on securities (both realized and unrealized)	.17		(.05)		(.31)		(.07)		.26
Total from Investment Operations	.79		.46		.22		.47		.79
Less Distributions and Other:
Dividends (from net investment income)*	(.52)		(.49)		(.58)		(.73)		(.50)
Distributions (from capital gains)*	–		(.02)		(.43)		(.15)		–
Payment from affiliate	–	(1)	–		–	(1)	–	(1)	–
Total Distributions and Other	(.52)		(.51)		(1.01)		(.88)		(.50)
Net Asset Value, End of Period	$12.13		$11.86		$11.91		$12.70		$13.11
Total Return	6.80	%(2)	3.98%		1.76	%(2)	3.70	%(2)	6.17%
Net Assets, End of Period (in thousands)	$22,444		$27,630		$32,909		$34,867		$31,272
Average Net Assets for the Period (in thousands)	$29,701		$30,780		$33,352		$33,840		$23,523
Ratio of Gross Expenses to Average Net Assets(3)	0.86%		0.89%		0.83%		0.84%		0.89%
Ratio of Net Expenses to Average Net Assets(3)	0.85%		0.89%		0.82%		0.84%		0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.66%		4.36%		3.94%		4.03%		4.26%
Portfolio Turnover Rate	138	%(4)	163	%(4)	171	%(4)	171%		154%

*See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  See Note 4 in Notes to Financial Statements.

(4)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Notes to Schedule of Investments

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects rate as of December 31, 2007.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  Ç  Security is traded on a "to-be-announced" basis.

§Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Flexible Bond Portfolio
Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)	4/11/07 - 9/20/07	$532,575	$509,814	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Flexible Bond Portfolio	$10,371,893

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2007.

14 Janus Aspen Series December 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Bond Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales,

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements (continued)

avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Flexible Bond Portfolio	$77,069,838

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Flexible Bond Portfolio	$78,645,982

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $13,433,811 and $10,328,893 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from

16 Janus Aspen Series December 31, 2007

adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Mortgage Dollar Rolls

The Portfolio may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Government National Mortgage Association ("Ginnie Mae") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding for the Portfolio during the fiscal year ended December 31, 2007 was $290,428. As of December 31, 2007, the Portfolio was not invested in mortgage dollar rolls.

Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association ("Fannie Mae") and/or Federal Home Loan Mortgage Corporation ("Freddie Mac") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. As of December 31, 2007, the Portfolio held TBA securities with a total cost of $2,818,040.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

fiscal year ended December 31, 2007, are noted in the table below.

Portfolio	Average Monthly Value	Rates
Janus Aspen Flexible Bond Portfolio	$10,015,543	2.10%-9.00%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. As of December 31, 2007, the Portfolio was not engaged in short sales.

Floating Rate Loans

The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as LIBOR. LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (''borrowers'') in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may

18 Janus Aspen Series December 31, 2007

be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at annual rates of 0.55% of the first $300 million of average daily net assets and 0.45% of average daily net assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio $13,711 for Institutional Shares and $1,578 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Flexible Bond Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$52,912,037	$42,352,815	$249,188	$10,559,222
Janus Institutional Cash Reserves Fund	9,389,098	11,022,125	16,367	–
Janus Institutional Money Market Fund – Institutional Shares	162,593,228	161,288,228	196,787	1,305,000
Janus Money Market Fund – Institutional Shares	16,617,996	23,282,996	21,258	–
	$241,512,359	$237,946,164	$483,600	$11,864,222

20 Janus Aspen Series December 31, 2007

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Flexible Bond Portfolio	$687,508	$–	$(5,699,733)	$–	$27,915	$7,501,658

The table below shows the expiration date of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2007
Portfolio	December 31 2014	December 31 2015	Accumulated Capital Losses
Janus Aspen Flexible Bond Portfolio	$(4,575,184)	$(1,124,549)	$(5,699,733)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Flexible Bond Portfolio	$382,365,388	$9,020,857	$(1,519,199)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Flexible Bond Portfolio	$15,244,930	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Flexible Bond Portfolio	$14,133,909	$617,929	$–	$–

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Institutional Shares					Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Flexible Bond Portfolio	0.61%	0.64%	0.57%	0.59%	0.64%	0.86%	0.89%	0.83%	0.84%	0.89%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	6,910	3,266
Reinvested dividends and distributions	1,260	1,216
Shares repurchased	(5,719)	(5,450)
Net Increase/(Decrease) in Portfolio Shares	2,451	(968)
Shares Outstanding, Beginning of Period	23,538	24,506
Shares Outstanding, End of Period	25,989	23,538
Transactions in Portfolio Shares – Service Shares
Shares sold	1,311	504
Reinvested dividends and distributions	94	110
Shares repurchased	(1,884)	(1,048)
Net Increase/(Decrease) in Portfolio Shares	(479)	(434)
Shares Outstanding, Beginning of Period	2,329	2,763
Shares Outstanding, End of Period	1,850	2,329

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Flexible Bond Portfolio	$112,524,282	$128,476,262	$318,101,672	$278,076,261

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus

22 Janus Aspen Series December 31, 2007

funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

24 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited) (continued)

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer

26 Janus Aspen Series December 31, 2007

group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate debt, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

28 Janus Aspen Series December 31, 2007

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, balance credits or transfer agent

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30 Janus Aspen Series December 31, 2007

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trusteerecommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

  *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

32 Janus Aspen Series December 31, 2007

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-705 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Foreign Stock Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	22

Additional Information	23

Explanations of Charts, Tables and Financial Statements	26

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Foreign Stock Portfolio (unaudited)

Portfolio Snapshot

This portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Janus Aspen Foreign Stock Portfolio's Service Shares returned 18.25% over the 12 months ended December 31, 2007. The Portfolio outpaced the benchmark Morgan Stanley Capital International (MSCI) EAFE® Index, which returned 11.17% during the period. I was pleased with this strong absolute and relative performance.

The primary driver of relative performance was stock selection in the consumer discretionary and technology sectors. The Portfolio also benefited from healthy gains in a number of its financials holdings.

Among individual holdings, Nokia was the strongest contributor. The Finnish manufacturer of mobile handset and other telecommunication equipment reported strong results and showed signs of taking market share from its rival Motorola. I see the company as improving its product mix, focusing on more profitable niches and, in the process, creating the potential for margin expansion.

Shaw Communications, a leading cable and pay-TV provider in Canada, was a strong contributor during the period. Solid operating results provided the company ample cash flow, which it has been using to reduce debt as well as return capital to shareholders. The appreciation of the Canadian dollar versus the U.S. dollar was also a significant factor in the company's contribution to the Portfolio.

The Portfolio's industrials, materials and energy holdings failed to keep pace with Index category performance and a zero weight to utilities further detracted. Poor relative performance by a few of the Portfolio's health care holdings also weighed on relative returns. Individual detractors included Japan's Takeda Pharmaceuticals, which weakened in line with the overall Japanese market. The stock was also pressured by concerns over the market for one of its diabetes drugs, Actos, after an independent study of a competing drug found increased risk of cardiovascular issues. While the stock has suffered from the uncertainty surrounding this study, I believe Takeda should be able to demonstrate its drug does not have the same risk, which should allow the company to gain market share in the diabetes drug market.

Millea Holdings, a leading Japanese non-life insurance company, detracted from performance as Japanese equities continued to struggle during the period. With a relatively mature core insurance business, and an interesting but nascent opportunity in the life insurance arena, the company is executing reasonably from an operating perspective. However, its financial portfolio and holdings are often subject to movement in the overall Japanese financial markets. With the markets pricing in another round of deflation and slowing economic growth, Millea is not only over-capitalized but trading at a discount to net asset value, which I believe represents a compelling value.

"May you live in interesting times..." is a phrase I have often heard used in the popular press attributed to an ancient Chinese curse or proverb. This may perhaps be due to a Robert Kennedy speech in South Africa in 1966 where he references as such...and the rest is history, so to speak. Unfortunately, Chinese scholars are unable to find any reference to such a proverb. Perhaps this should at the very least suggest that many Americans have more to learn about China; despite the fact that ironically China is one of the biggest forces behind these interesting times today.

China's stardom on the global stage, particularly in the Western media, vacillates wildly between fame and notoriety. Each day, the newspaper reminds us of its miraculous economic growth, along with its gravity-defying stock markets and fountain of wealth creation. But turn the page, and we will subsequently read about tainted toys and pet food, unfair currency manipulation, and assorted other sordid tales about the costs of the Chinese economic miracle. China is a vast, populous and diverse country with thousands of years of history, culture and experience in its collective memory. So it is probably not surprising that China defies easy summation in a headline or short news article, much less a few paragraphs in this annual shareholder letter. I am going to focus on a single element of the China-U.S. economic relationship, and after a brief explanation of the major issues at hand, I hope to use this example to illustrate how I approach risk and uncertainty in a portfolio context.

Today's "interesting times" are largely supported by a financial conveyor belt many observers have dubbed "Bretton Woods II." This is in reference to a quaint time in history beginning in 1944 when the U.S. dollar and other currencies had a fixed exchange rate with an ounce of gold, which was subsequently renounced during the Nixon presidency. Financial commentators have written extensively on this subject under many names and guises, which might be cynically oversimplified as "the United States buys containers full of cheap goods from China/Asia that they don't need and can't afford, while China/Asia extends vendor financing to its most profligate customer to stash away over a trillion dollars in U.S. government bonds while building even more factories." Warren Buffett explained this phenomenon of trade and current account deficits in his 2004 Berkshire Hathaway Chairman's letter, so I will not try to improve upon it or other such descriptions. Suffice it to say, as the U.S. continues to bequeath its assets and become increasingly indebted to foreign nations through overspending, the long-term consequences may continue to have significant implications

2 Janus Aspen Series December 31, 2007

(unaudited)

for investors, particularly for those of us here in America that denominate our wealth primarily in U.S. dollars.

I am describing all of this not because I simply wish to display my basic grasp of macroeconomics, nor because I know the resultant outcome, nor because I wish to moralize the fact that it is impossible for America to borrow itself into prosperity. All that history can assuredly say about the future is that it is certainly uncertain, often very surprising, and suffers no fools who make forecasts and predictions confidently. Much as I emphasized in last year's annual letter and mentioned earlier, this is all for the sake of communicating how I address risk in the Portfolio.

Given there are an infinite number of outcomes and possibilities in describing how this relationship evolves, what framework can I use to help us understand the Portfolio risks and exposures against the eventual "unwinding" of Bretton Woods II, or inversely, the risks involved in its unlikely continuation over the medium term? In explicitly quantifying this risk: at best, I can say the potential impacts are difficult to measure and that it is nearly impossible to predict its ultimate severity. Off-the-shelf risk management software, a common tool in the investment industry, will likely be very insufficient. Proprietary software may or may not be better, but may still lead to poor outcomes due to overconfidence in the models or poor inputs. But in qualitatively exploring this risk in particular, I can try to parse this risk into certain common sense groupings that help us estimate what sort of margin of error needs to exist:

(1) As a global investor, I am acutely aware of, and attempt to be quite diversified against, risks pertaining to changes to the currency regime. The Portfolio aims to perform reasonably in many different environments, the most obvious today being significant revaluations of the U.S. dollar. My point would be that I believe the Portfolio is positioned to withstand the consensus gradual decline in the U.S. dollar, while still offering sufficient protection against surprising shocks related to either a disorderly devaluation scenario or even a decidedly non-consensus appreciation scenario.

(2) It seems reasonable to presume from history that there will be significant "second order" downside effects from this unwinding, in terms of risk appetite, liquidity, and quality preferences in the financial markets...just as there has been on the upside. In my own narrow observation, these second order effects, while somewhat appreciated and discussed, are not easily captured within traditional risk models, particularly with respect to price, correlation, or volatility histories. I again reach to quote Warren Buffett from his most recent annual letter which more eloquently re-emphasizes this point, about which I also opined about a year ago: "Certain perils that lurk in investment strategies cannot be spotted by use of the models commonly employed today by financial institutions." Common sense is again perhaps the best, and only available, tactic for capital preservation in many instances.

(3) As in many cases in life, abstinence and avoidance are the "perfect" solutions but inevitably come burdened with some significant costs and consequences in their own right. So perhaps it is more realistic, at least in portfolio management, to be reasonable in my goals of risk prudence and chastity by limiting exposure to only the best and advantageous risk/reward situations. A potential cost of this strategy is always lagging short-term returns, as this discipline often means avoiding the momentum, hysteria, and irrational exuberance that characterizes the later stages of a financial bubble. Many investors believe that they will be able to recognize and exit the madness before the proverbial punchbowl is taken away. The technology boom and bust of the late 1990s is an example of many overstaying their welcome. I cannot firmly say whether Bretton Woods II and its resultant consequences are representative of any such madness (it may or may not be), but what I can say is that the Portfolio strives to endure outcomes outside the normal probability distributions in both the positive and negative direction.

In summary, there are always many intrinsic and extrinsic risks contained in every investment portfolio. I have explored just one of them in this letter, albeit one that is au courant in the headlines today, but which may be surprisingly underestimated in severity by the financial markets. With any luck, this example of Bretton Woods II has provided a small degree of insight on the process by which risks are evaluated and analyzed within the Portfolio. While I cannot ever promise that the Portfolio will emerge unscathed from this or any other risk, what I can do is try to remain thoughtful, balanced, rational and cognizant of each risk taken. Buffett has even mentioned as much by saying: "Temperament is also important. Independent thinking, emotional stability, and a keen sense of both human and institutional behavior are vital to long-term investment success." There are no simple, formulaic recipes for successful risk management. Many of the truly devastating and catastrophic risks are by nature impossible to see except after the fact, when they are suddenly obvious to everyone. So it is best to think deeply and broadly about the issues, search for any clues that might help improve the process, recognize limitations when confronted with complex and unknowable scenarios, and acknowledge that the future is inherently uncertain.

I think it is always prudent to keep a vigilant watch on overall risk levels in the Portfolio to mitigate potential capital loss. I have spoken at length in this letter to that point, but would remind you that the primary investment and risk management process involves thorough fundamental research, searching for high-quality businesses around the world available at attractive purchase prices. This has historically been a time-honored means for successful outcomes in the investment industry, and I hope to continue to execute better on this goal each and every day.

Thank you for your continued support of Janus Aspen Foreign Stock Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Foreign Stock Portfolio (unaudited)

Janus Aspen Foreign Stock Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Nokia Oyj	4.87%
Shaw Communications, Inc. - Class B	1.89%
Sony Corp.	1.70%
Syngenta A.G.	1.33%
British Sky Broadcasting Group PLC	1.23%

5 Largest Detractors from
Performance – Holdings

Contribution
Takeda Pharmaceutical Company, Ltd.	(0.43)%
Millea Holdings, Inc.	(0.19)%
Grupo Televisa S.A. (ADR)	(0.18)%
Pfeiffer Vacuum Technology A.G.	(0.18)%
Independent News & Media PLC	(0.13)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Consumer Discretionary	8.76%	39.11%	11.62%
Information Technology	5.10%	9.02%	5.56%
Consumer Staples	2.72%	10.64%	8.12%
Materials	1.88%	6.11%	9.24%
Telecommunication Services	0.90%	2.27%	5.64%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Health Care	(0.40)%	4.81%	6.58%
Utilities	0.00%	0.00%	5.47%
Financials	0.42%	15.01%	28.74%
Industrials	0.52%	8.89%	11.79%
Energy	0.77%	4.13%	7.24%

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Nokia Oyj
Wireless Equipment	7.2%
Sony Corp. Audio and Video Products	5.4%
British Sky Broadcasting Group PLC Television	4.6%
Nipponkoa Insurance Company, Ltd. Property and Casualty Insurance	4.6%
Koninklijke (Royal) Philips Electronics N.V. Electronic Components - Miscellaneous	4.4%
26.2%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 1.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007							Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Foreign Stock Portfolio - Service Shares	18.25%		18.52%		11.98%		1.72%	1.52	%(a)
Morgan Stanley Capital International EAFE® Index	11.17%		21.59%		9.91%
Lipper Quartile - Service Shares	1	st	4	th	1	st
Lipper Ranking - Service Shares based on total returns for Variable Annuity International Funds	36/242		153/186		34/135

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio's performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Due to certain investment strategies, the Portfolio may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,028.20	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

(1) Expenses are equal to the annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

May 31, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 2001

Janus Aspen Series December 31, 2007 7

Janus Aspen Foreign Stock Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 87.1%
Advertising Agencies - 0%
124	Interpublic Group of Companies, Inc.*	$1,006
Advertising Services - 1.5%
28,336	WPP Group PLC	364,909
Agricultural Chemicals - 3.4%
3,325	Syngenta A.G.	840,828
Apparel Manufacturers - 3.1%
52,000	Esprit Holdings, Ltd.	773,641
Audio and Video Products - 5.4%
24,300	Sony Corp.	1,333,573
Beverages - Wine and Spirits - 2.5%
29,156	Diageo PLC	626,749
Brewery - 1.8%
7,021	Heineken N.V.	453,875
Broadcast Services and Programming - 1.2%
12,720	Grupo Televisa S.A. (ADR)	302,354
Cable Television - 3.9%
39,796	Shaw Communications, Inc. - Class B	953,458
Cellular Telecommunications - 2.2%
146,586	Vodafone Group PLC	547,936
Chemicals - Diversified - 1.6%
4,792	Akzo Nobel N.V.	383,828
156	Arkema*	10,249
		394,077
Diversified Operations - 6.3%
42,000	Hutchison Whampoa, Ltd.	476,459
5,541	Louis Vuitton Moet Hennessy S.A.	669,741
12,590	Smiths Group PLC	253,850
3,975	Tyco International, Ltd. (U.S. Shares)	157,609
		1,557,659
Electronic Components - Miscellaneous - 5.0%
25,360	Koninklijke (Royal) Philips Electronics N.V.	1,094,420
3,975	Tyco Electronics, Ltd.	147,592
		1,242,012
Electronic Components - Semiconductors - 0.8%
78,058	ARM Holdings PLC	192,655
Food - Diversified - 2.0%
1,097	Nestle S.A.	503,690
Food - Retail - 2.0%
6,056	Metro A.G.	506,126
Hotels and Motels - 0.9%
2,803	Accor S.A.	224,145
Insurance Brokers - 3.8%
24,450	Willis Group Holdings, Ltd.	928,367
Machinery - Pumps - 2.3%
6,941	Pfeiffer Vacuum Technology A.G.	565,062
Medical - Drugs - 3.4%
11,433	GlaxoSmithKline PLC	291,053
9,200	Takeda Pharmaceutical Company, Ltd.*	539,653
		830,706
Medical Products - 0.7%
3,975	Covidien, Ltd.	176,053
Multimedia - 2.6%
13,856	Vivendi Universal S.A.	635,637

Shares or Principal Amount		Value
Oil Companies - Integrated - 3.8%
33,354	BP PLC	$408,286
6,272	Total S.A.	521,078
		929,364
Property and Casualty Insurance - 8.1%
26,400	Millea Holdings, Inc.*	892,950
123,000	Nipponkoa Insurance Company, Ltd.*,#	1,125,836
		2,018,786
Publishing - Books - 2.4%
29,225	Reed Elsevier N.V.	583,184
Publishing - Newspapers - 1.0%
67,969	Independent News & Media PLC*	235,393
Retail - Consumer Electronics - 1.6%
3,400	Yamada Denki Company, Ltd.*	390,879
Rubber/Plastic Products - 1.1%
15,000	Tenma Corp.	261,810
Semiconductor Equipment - 0.9%
7,207	ASML Holding N.V.*	228,208
Television - 4.6%
92,799	British Sky Broadcasting Group PLC	1,143,341
Wireless Equipment - 7.2%
46,600	Nokia Oyj	1,795,269
Total Common Stock (cost $12,576,672)		21,540,752
Preferred Stock - 1.1%
Soap and Cleaning Preparations - 1.1%
4,809	Henkel KGaA (cost $101,008)	269,475
Money Markets - 11.7%
1,832,574	Janus Institutional Cash Management Fund - Institutional Shares, 4.98%	1,832,574
1,072,310	Janus Institutional Money Market Fund - Institutional Shares, 4.91%	1,072,310
Total Money Markets (cost $2,904,884)		2,904,884
Other Securities - 3.5%
602,924	Allianz Dresdner Daily Asset Fund†	602,924
153,248	Repurchase Agreements†	153,248
117,828	Time Deposit†	117,828
Total Other Securities (cost $874,000)		874,000
Total Investments (total cost $16,456,564) – 103.4%		25,589,111
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(845,491)
Net Assets – 100%		$24,743,620

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$1,859,617	7.3%
Canada	953,458	3.7%
Finland	1,795,269	7.0%
France	2,060,850	8.1%
Germany	1,340,663	5.2%
Hong Kong	476,459	1.9%
Ireland	235,393	0.9%
Japan	4,544,701	17.7%
Mexico	302,354	1.2%
Netherlands	2,743,515	10.7%
Switzerland	1,344,518	5.3%
United Kingdom	3,828,779	15.0%
United States††	4,103,535	16.0%
Total	$25,589,111	100.0%

††Includes Short-Term Securities and Other Securities (1.3% excluding Short-Term Securities and Other Securities).

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Foreign Stock Portfolio
Assets:
Investments at cost(1)	$16,457
Investments at value(1)	$22,684
Affiliated money market investments	2,905
Cash	50
Cash denominated in foreign currency (cost $4)	4
Receivables:
Portfolio shares sold	3
Dividends	20
Interest	12
Non-interested Trustees' deferred compensation	1
Other assets	–
Total Assets	25,679
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	874
Portfolio shares repurchased	–
Advisory fees	13
Transfer agent fees and expenses	1
Distribution fees - Service Shares	5
Non-interested Trustees' fees and expenses	1
Non-interested Trustees' deferred compensation fees	1
Accrued expenses	40
Total Liabilities	935
Net Assets	$24,744
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$15,554
Undistributed net investment income/(loss)*	54
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	3
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	9,133
Total Net Assets	$24,744
Net Assets - Service Shares	$24,744
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,295
Net Asset Value Per Share	$19.11

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $828,330 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 9

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
Investment Income:
Interest	$–
Securities lending income	1
Dividends	611
Dividends from affiliates	107
Foreign tax withheld	(35)
Total Investment Income	684
Expenses:
Advisory fees	143
Transfer agent expenses	3
Custodian fees	13
Professional fees	13
Non-interested Trustees' fees and expenses	5
Distribution fees - Service Shares	57
Printing expenses	36
System Fees	19
Other expenses	13
Non-recurring costs (Note 2)	–
Cost assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	302
Expense and Fee Offset	(1)
Net Expenses	301
Net Investment Income/(Loss)	383
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	8
Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	3,142
Net Gain/(Loss) on Investments	3,150
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,533

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Foreign Stock Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$383	$194
Net realized gain/(loss) from investment transactions and foreign currency transactions	8	616
Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	3,142	2,102
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,533	2,912
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(333)	(278)
Net realized gain/(loss) from investment transactions*
Service Shares	(533)	(490)
Net Decrease from Dividends and Distributions	(866)	(768)
Capital Share Transactions:
Shares sold
Service Shares	7,612	3,273
Reinvested dividends and distributions
Service Shares	866	768
Shares repurchased
Service Shares	(5,385)	(2,873)
Net Increase/(Decrease) from Capital Share Transactions	3,093	1,168
Net Increase/(Decrease) in Net Assets	5,760	3,312
Net Assets:
Beginning of period	18,984	15,672
End of period	$24,744	$18,984
Undistributed net investment income/(loss)*	$54	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Financial Highlights - Service Shares

For a share outstanding during each	Janus Aspen Foreign Stock Portfolio
fiscal year ended December 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.75	$14.85	$14.09	$11.95	$9.00
Income from Investment Operations:
Net investment income/(loss)	.30	.25	.11	.04	.06
Net gain/(loss) on securities (both realized and unrealized)	2.74	2.37	.76	2.14	2.95
Total from Investment Operations	3.04	2.62	.87	2.18	3.01
Less Distributions:
Dividends (from net investment income)*	(.26)	(.25)	(.11)	(.04)	(.04)
Distributions (from capital gains)*	(.42)	(.47)	–	–	–
Tax return of capital*	–	–	–	–	(.02)
Total Distributions	(.68)	(.72)	(.11)	(.04)	(.06)
Net Asset Value, End of Period	$19.11	$16.75	$14.85	$14.09	$11.95
Total Return	18.25%	18.06%	6.24%	18.22%	33.39%
Net Assets, End of Period (in thousands)	$24,744	$18,984	$15,672	$16,889	$8,481
Average Net Assets for the Period (in thousands)	$22,694	$17,224	$16,595	$13,297	$6,758
Ratio of Gross Expenses to Average Net Assets(1)	1.33%	1.49%	1.45%	1.46%	1.50%
Ratio of Net Expenses to Average Net Assets(1)	1.33%	1.49%	1.44%	1.45%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.69%	1.13%	0.82%	0.34%	0.40%
Portfolio Turnover Rate	0%	16%	20%	14%	31%

*  See Note 3 in Notes to Financial Statements.

(1)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned Security; a portion or all of the security is on loan as of December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series December 31, 2007 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Foreign Stock Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt

14 Janus Aspen Series December 31, 2007

to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Foreign Stock Portfolio	$828,330

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Foreign Stock Portfolio	$874,000

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $153,248 and $117,828 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements (continued)

contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

16 Janus Aspen Series December 31, 2007

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Foreign Stock Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$2,364,416	$531,842	$38,020	$1,832,574
Janus Institutional Cash Reserves Fund	61,051	707,037	4,526	–
Janus Institutional Money Market Fund – Institutional Shares	5,885,467	4,813,157	64,056	1,072,310
Janus Money Market Fund – Institutional Shares	80,500	80,500	162	–
	$8,391,434	$6,132,536	$106,764	$2,904,884

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Foreign Stock Portfolio	$185,880	$–	$–	$–	$(279)	$9,003,847

18 Janus Aspen Series December 31, 2007

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Foreign Stock Portfolio	$16,585,264	$9,161,537	$(157,690)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007

	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Foreign Stock Portfolio	$333,343	$532,781	$–	$–

For the fiscal year ended December 31, 2006

	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Foreign Stock Portfolio	$201,653	$566,799	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31
	Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Foreign Stock Portfolio	1.33%	1.69%	1.45%	1.46%	1.89%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

	Janus Aspen Foreign Stock
For each fiscal year ended December 31	Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Service Shares
Shares sold	402	209
Reinvested dividends and distributions	47	49
Shares repurchased	(287)	(181)
Net Increase/(Decrease) in Portfolio Shares	162	77
Shares Outstanding, Beginning of Period	1,133	1,056
Shares Outstanding, End of Period	1,295	1,133

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Foreign Stock Portfolio	$291,800	$–	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and

20 Janus Aspen Series December 31, 2007

requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 21

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Foreign Stock Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Foreign Stock Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

22 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient

Janus Aspen Series December 31, 2007 23

Additional Information (continued)

personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was

24 Janus Aspen Series December 31, 2007

below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet

26 Janus Aspen Series December 31, 2007

received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007.

Capital Gain Distributions

Portfolio
Janus Aspen Foreign Stock Portfolio	$532,781

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income
Janus Aspen Foreign Stock Portfolio	$34,580	$609,642

Janus Aspen Series December 31, 2007 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

  *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

30 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason P. Yee 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Aspen Foreign Stock Portfolio	3/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-716 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Forty Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	22

Additional Information	23

Explanations of Charts, Tables and Financial Statements	26

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot

This high conviction portfolio invests primarily in companies we believe have sustainable businesses with large addressable markets that trade at attractive valuations.

Scott Schoelzel

portfolio manager

This will be my last letter to you as the portfolio manager of Janus Aspen Forty Portfolio. After more than 10 years as the Portfolio's manager I will be leaving Janus and turning the Portfolio over to its new manager, Ron Sachs, effective January 1, 2008. I am proud of the work we have done these past 10 years and the record we have built. From the highs of the late 1990s to the lows in the earlier part of this decade and then back on top again these past five years, what a journey. I want to thank each of you for your continued confidence and investment in the Portfolio along the way. It would have been easy to walk away when things were tough but I am proud to have persevered, like each of you, to celebrate the Portfolio's successes, as you will read about below.

Performance Overview

For the year ended December 31, 2007 Janus Aspen Forty Portfolio's Institutional Shares and Service Shares returned 36.99% and 36.63%, respectively. This compares to an 11.81% return for the Russell 1000® Growth Index, the Portfolio's primary benchmark, and a 5.49% return for its secondary benchmark, the S&P 500® Index. In addition to the Portfolio's performance, the operating metrics of the Portfolio remain stellar. Turnover moderated from an already low relative level to 23.56% (annualized), and the Portfolio's expenses remain amongst the most competitive in the industry at 0.70% for its Institutional Shares as of the current prospectus. When these returns are added to the results we have delivered in previous years, Janus Aspen Forty Portfolio's performance record places it in either the first or second percentile of all Lipper Variable Annuity (VA) Large-Cap Growth Portfolios for the past 1-, 3-, 5- and 10-year periods.

	Average Annual Returns
As of December 31, 2007	One Year		Three Years		Five Years		Ten Years
Lipper Quartile	1	st	1	st	1	st	1	st
Rank	(1 out of 204)		(2 out of 194)		(1 out of 165)		(1 out of 54)
Percentile	1	st	2	nd	1	st	2	nd
Janus Aspen Forty Portfolio Institutional Shares	36.99%		19.12%		19.22%		13.14%
Russell 1000® Growth Index	11.81%		8.68%		12.11%		3.83%
S&P 500® Index	5.49%		8.62%		12.83%		5.91%

Annual expense ratio of Janus Aspen Forty Portfolio's Institutional Shares as of the current prospectus: 0.70%

Lipper rankings based on total returns for Lipper VA Large-Cap Growth Portfolios as of 12/31/2007. Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877-33JANUS or visit janus.com/info for performance current to the most recent month-end.

What Went Right

One criticism often leveled at Janus is that we are "momentum" investors. I have heard this again recently as some of our larger, more successful holdings in Janus Aspen Forty Portfolio have become quite popular recently in the financial media. Over the past year the five biggest contributors to Janus Aspen Forty Portfolio's performance have been our investments in Potash Corporation of Saskatchewan, the world's largest miner of potash; Intuitive Surgical, the leading manufacturer of computer aided surgery systems; Research In Motion (RIMM), the maker of the increasingly popular BlackBerry mobile computing device; Apple; and Hess

Corp., an independent, vertically integrated oil company. While many of these companies are coming to the forefront of investors' minds today, investors in Janus Aspen Forty Portfolio and readers of this letter may remember that we have talked about many of these investments in years past. For example, the single biggest contributor to the Portfolio's performance this year was our investment in Potash Corporation, Our investment in Potash was initiated nearly two years ago in January of 2006. Our investment in Intuitive Surgical, the second largest contributor to the Portfolio's performance this year, was established in February of 2006. Our position in RIMM, the maker of the wildly successful

2 Janus Aspen Series December 31, 2007

(unaudited)

BlackBerry mobile communication devices, was established three years ago in January of 2005; and Apple nearly two years ago in February of 2006. Hess, the newcomer to the group, was initiated in May of 2006. So while many of these names are gaining popularity now, the picture was not nearly so clear a few years ago when we started to make these investments. And remember, it is not like we own 150 stocks and have "cherry picked" a few examples to make a point; we only have a handful of stocks in the entire Portfolio and the ones depicted here were limited solely to the top five performance contributors.

Over a longer period of time, some of the other biggest contributors to the Portfolio's long-term performance which are still owned in the Portfolio include Goldman Sachs Group, an investment initiated in January of 2001 and Roche Holdings A.G. initiated in July of 2006. I could go on and on, but the common thread among all of these early, timely investments is Janus' research. To that end, I would once again like to thank all of the Janus research analysts and my fellow portfolio managers, past and present, for all of their work and contributions to Janus Aspen Forty Portfolio's success over the years. It is clear to me that it is a myth that Janus is a group of "momentum" investors. Janus is a research-centric money management firm.

What Went Wrong

Although Janus Aspen Forty Portfolio had a strong year, not everything went our way. During 2007 we began to initiate some investments in a number of the leading brokerage firms as the "subprime" issue began to unfold. Thus far these "starter" positions have hurt the Portfolio's performance. To put this in a bit of context, three of the worst performing investments in Janus Aspen Forty Portfolio this past year were our positions in Merrill Lynch, Bear Stearns and Lehman Brothers Holdings. The detriment to performance has been (1.39)%, (1.26)% and (0.51)%, respectively, for a total of (3.16)%. Our single position in Potash Corporation, described above, contributed 8.10% during the same period. So while I never like to lose money, sometimes, as we wade into a tumultuous opportunity, the short term can go against us. We continue to monitor the evolving "subprime" landscape and its potential "ripple effect" and are confident that we will strike the right balance between prudence and opportunity.

Outlook

As for the market itself, I have never been very comfortable trying to guess which way the indices might zig or zag. The U.S. economy is certainly not short of challenges and it seems that the subprime issue looms larger every day. Despite this headwind, the rest of the world seems to be embracing the fruits of capitalism and continues to enjoy relatively stable growth, for now. I do worry about the increasing difficultly in finding and developing new supplies of energy and the associated adverse ripple effects that any shortages may have on the world's economy. I do believe the Portfolio is well positioned with its energy exposure, but severe disruptions could have profoundly adverse broader effects. More optimistically, I continue to marvel at the rate of innovation in everything from technology-centric entertainment, to global financial services, to genetics, to undersea oil exploration and everything in between. In the end, I am confident that there will always be companies who are providing innovative products and services that will prove to be good investments too. I continue to believe that the key to investment success is stock-specific research; broad generalizations can be both difficult and costly.

As I say goodbye, I would like to thank each of you for your continued confidence and investment in Janus Aspen Forty Portfolio. The past 10 years have been exhilarating and I cannot begin to express how humbled and how proud I am to have been entrusted with your investments. It would have been easy to walk away in the midst of the poor performance and Janus' regulatory troubles earlier this decade. But like each of you and so many of my colleagues at Janus, I am proud to have persevered. The investment performance of the Portfolio is once again indisputably among the best in the industry and the resultant sense of both "going out on top" and having "completed the bargain" is very gratifying. I will miss all of my colleagues and friends at Janus and wish all of you only success in your investing future.

Thank you for your continued investment in Janus Aspen Forty Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	8.10%
Intuitive Surgical, Inc.	7.36%
Research In Motion, Ltd. (U.S. Shares)	6.68%
Apple, Inc.	3.53%
Hess Corp.	3.24%

5 Largest Detractors from Performance – Holdings

Contribution
Merrill Lynch & Company, Inc.	(1.39)%
Bear Stearns Companies, Inc.	(1.26)%
Celgene Corp.	(1.05)%
Lehman Brothers Holdings, Inc.	(0.51)%
Wells Fargo & Co.	(0.40)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	13.25%	16.58%	27.10%
Materials	12.85%	13.59%	3.06%
Health Care	7.73%	21.28%	16.60%
Energy	6.79%	11.77%	6.25%
Consumer Staples	2.33%	7.25%	9.83%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	(3.28)%	13.77%	7.83%
Utilities	0.00%	0.00%	1.50%
Telecommunication Services	0.00%	0.00%	0.86%
Industrials	0.23%	1.47%	13.68%
Consumer Discretionary	1.37%	14.29%	13.30%

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	8.5%
Intuitive Surgical, Inc. Medical Instruments	7.4%
Research In Motion, Ltd. (U.S. Shares) Computers	7.3%
Google, Inc. - Class A Web Portals/Internet Service Providers	6.3%
Las Vegas Sands Corp. Casino Hotels	5.8%
35.3%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 4.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007									Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Forty Portfolio - Institutional Shares	36.99%		19.22%		13.14%		14.78%		0.70%
Janus Aspen Forty Portfolio - Service Shares	36.63%		18.94%		12.75%		14.43%		0.95%
Russell 1000® Growth Index	11.81%		12.11%		3.83%		5.53%
S&P 500® Index	5.49%		12.83%		5.91%		7.60%
Lipper Quartile - Institutional Shares	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	1/204		1/165		1/54		1/50

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Portfolio's losses are potentially unlimited in a short sale transaction. The Portfolio's use of short sales in effect leverages the portfolio. The Portfolio's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,237.30	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,236.00	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

(1) Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

Effective January 1, 2008, Ron Sachs, CFA, is Portfolio Manager of Janus Aspen Forty Portfolio.

* The Portfolio's inception date – May 1, 1997

Janus Aspen Series December 31, 2007 7

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 98.8%
Aerospace and Defense - 1.0%
1,325,735	BAE Systems PLC	$13,140,981
Agricultural Chemicals - 15.2%
262,445	Monsanto Co.	29,312,482
765,955	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	110,266,881
221,702	Syngenta A.G.	56,064,144
		195,643,507
Agricultural Operations - 2.5%
277,717	Bunge, Ltd.	32,329,036
Audio and Video Products - 2.4%
576,587	Sony Corp. (ADR)	31,308,674
Casino Hotels - 5.8%
729,810	Las Vegas Sands Corp.*,#	75,206,921
Computers - 11.7%
287,730	Apple, Inc.*	56,993,558
834,285	Research In Motion, Ltd. (U.S. Shares)*	94,607,918
		151,601,476
Cosmetics and Toiletries - 3.3%
576,085	Procter & Gamble Co.	42,296,161
Diversified Minerals - 4.2%
1,667,225	Companhia Vale do Rio Doce (ADR)#	54,468,241
Entertainment Software - 0.9%
191,397	Electronic Arts, Inc.*	11,179,499
Finance - Investment Bankers/Brokers - 6.5%
154,945	Bear Stearns Companies, Inc.	13,673,896
201,055	Goldman Sachs Group, Inc.	43,236,878
202,397	Lehman Brothers Holdings, Inc.	13,244,860
264,447	Merrill Lynch & Company, Inc.	14,195,515
		84,351,149
Medical - Biomedical and Genetic - 4.1%
838,427	Celgene Corp.*	38,743,712
205,390	Genentech, Inc.*	13,775,507
		52,519,219
Medical - Drugs - 2.0%
148,595	Roche Holding A.G.	25,659,990
Medical Instruments - 7.4%
294,645	Intuitive Surgical, Inc.*	95,612,302
Oil Companies - Exploration and Production - 5.3%
149,997	Apache Corp.	16,130,677
158,797	EOG Resources, Inc.	14,172,632
493,010	Occidental Petroleum Corp.	37,956,841
		68,260,150
Oil Companies - Integrated - 9.0%
551,722	ConocoPhillips	48,717,053
662,455	Hess Corp.	66,815,210
		115,532,263
Oil Refining and Marketing - 1.1%
201,415	Valero Energy Corp.	14,105,092
Optical Supplies - 2.3%
209,666	Alcon, Inc. (U.S. Shares)	29,990,625
Retail - Apparel and Shoe - 0.9%
190,904	Industria de Diseno Textil S.A.	11,687,833
Retail - Major Department Stores - 0.8%
229,840	J.C. Penney Company, Inc.	10,110,662

Shares or Principal Amount		Value
Soap and Cleaning Preparations - 1.4%
307,965	Reckitt Benckiser PLC	$17,862,105
Super-Regional Banks - 1.6%
689,252	Wells Fargo & Co.	20,808,518
Therapeutics - 3.1%
860,360	Gilead Sciences, Inc.*	39,585,164
Web Portals/Internet Service Providers - 6.3%
117,414	Google, Inc. - Class A*	81,189,433
Total Common Stock (cost $702,429,736)		1,274,449,001
Money Market - 2.8%
36,421,500	Janus Institutional Cash Management Fund - Institutional Shares, 4.98% (cost $36,421,500)	36,421,500
Other Securities - 1.7%
14,978,623	Allianz Dresdner Daily Asset Fund†	14,978,623
3,690,699	Repurchase Agreements†	3,690,699
2,837,679	Time Deposits†	2,837,679
Total Other Securities (cost $21,507,001)		21,507,001
Total Investments (total cost $760,358,237) – 103.3%		1,332,377,502
Liabilities, net of Cash, Receivables and Other Assets – (3.3)%		(42,375,218)
Net Assets – 100%		$1,290,002,284

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$32,329,036	2.4%
Brazil	54,468,241	4.1%
Canada	204,874,799	15.4%
Japan	31,308,674	2.3%
Spain	11,687,833	0.9%
Switzerland	111,714,759	8.4%
United Kingdom	31,003,086	2.3%
United States††	854,991,074	64.2%
Total	$1,332,377,502	100.0%

††Includes Short-Term Securities and Other Securities (59.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Forty Portfolio
Assets:
Investments at cost(1)	$760,358
Investments at value(1)	$1,295,956
Affiliated money market investments	36,422
Cash	236
Receivables:
Portfolio shares sold	1,082
Dividends	182
Interest	272
Non-interested Trustees' deferred compensation	21
Other assets	11
Total Assets	1,334,182
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	21,507
Investments purchased	235
Portfolio shares repurchased	21,470
Advisory fees	701
Transfer agent fees and expenses	1
Distribution fees - Service Shares	155
Non-interested Trustees' fees and expenses	7
Non-interested Trustees' deferred compensation fees	21
Accrued expenses	83
Total Liabilities	44,180
Net Assets	$1,290,002
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,193,340
Undistributed net investment income/(loss)*	526
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(475,885)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	572,021
Total Net Assets	$1,290,002
Net Assets - Institutional Shares	$576,503
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,999
Net Asset Value Per Share	$41.18
Net Assets - Service Shares	$713,499
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,489
Net Asset Value Per Share	$40.80

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $20,980,308 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 9

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Forty Portfolio
Investment Income:
Interest	$2
Securities lending income	72
Dividends	8,708
Dividends from affiliates	2,925
Foreign tax withheld	(341)
Total Investment Income	11,366
Expenses:
Advisory fees	6,616
Transfer agent fees and expenses	6
Registration fees	21
Custodian fees	65
Professional fees	12
Printing expenses	147
Non-interested Trustees' fees and expenses	30
Distribution fees - Service Shares	1,393
Short sales dividend expense	213
Other expenses	65
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	8,568
Expense and Fee Offset	(3)
Net Expenses	8,565
Net Investment Income/(Loss)	2,801
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	15,570
Net realized gain/(loss) from short sales	322
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	317,817
Net Gain/(Loss) on Investments	333,709
Net Increase/(Decrease) in Net Assets Resulting from Operations	$336,510

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$2,801	$2,318
Net realized gain/(loss) from investment and foreign currency transactions	15,570	163,641
Net realized gain/(loss) from short sales	322	312
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	317,817	(85,604)
Net Increase/(Decrease) in Net Assets Resulting from Operations	336,510	80,667
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,739)	(1,551)
Service Shares	(1,030)	(616)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,769)	(2,167)
Capital Share Transactions:
Shares sold
Institutional Shares	96,218	46,364
Service Shares	252,748	57,582
Reinvested dividends and distributions
Institutional Shares	1,739	1,551
Service Shares	935	616
Shares repurchased
Institutional Shares	(113,619)	(210,298)
Service Shares	(167,678)	(114,240)
Net Increase/(Decrease) from Capital Share Transactions	70,343	(218,425)
Net Increase/(Decrease) in Net Assets	404,084	(139,925)
Net Assets:
Beginning of period	885,918	1,025,843
End of period	$1,290,002	$885,918
Undistributed net investment income/(loss)*	$526	$286

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$30.16		$27.68		$24.58		$20.84		$17.37
Income from Investment Operations:
Net investment income/(loss)	.15		.13		.06		.06		.08
Net gain/(loss) on securities (both realized and unrealized)	10.99		2.45		3.10		3.74		3.48
Total from Investment Operations	11.14		2.58		3.16		3.80		3.56
Less Distributions and Other:
Dividends (from net investment income)*	(.12)		(.10)		(.06)		(.06)		(.09)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–		–		–	(1)	–	(1)	–
Total Distributions and Other	(.12)		(.10)		(.06)		(.06)		(.09)
Net Asset Value, End of Period	$41.18		$30.16		$27.68		$24.58		$20.84
Total Return	36.99%		9.35%		12.85	%(2)	18.23	%(2)	20.54%
Net Assets, End of Period (in thousands)	$576,503		$439,009		$560,842		$502,681		$530,617
Average Net Assets for the Period (in thousands)	$485,379		$474,784		$509,092		$495,684		$509,046
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.69	%(5)	0.70	%(5)	0.67%		0.67%		0.68%
Ratio of Net Expenses to Average Net Assets(4)	0.69	%(5)	0.70	%(5)	0.67%		0.67%		0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.40%		0.37%		0.24%		0.24%		0.40%
Portfolio Turnover Rate	24%		44%		42%		16%		41%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$29.91		$27.45		$24.39	$20.68	$17.24
Income from Investment Operations:
Net investment income/(loss)	.06		.03		–	–	.03
Net gain/(loss) on securities (both realized and unrealized)	10.89		2.47		3.06	3.72	3.46
Total from Investment Operations	10.95		2.50		3.06	3.72	3.49
Less Distributions:
Dividends (from net investment income)*	(.06)		(.04)		–	(.01)	(.05)
Distributions (from capital gains)*	–		–		–	–	–
Total Distributions	(.06)		(.04)		–	(.01)	(.05)
Net Asset Value, End of Period	$40.80		$29.91		$27.45	$24.39	$20.68
Total Return	36.63%		9.12%		12.56%	17.97%	20.23%
Net Assets, End of Period (in thousands)	$713,499		$446,909		$465,001	$437,777	$427,292
Average Net Assets for the Period (in thousands)	$557,041		$439,970		$441,936	$423,061	$390,044
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.94	%(5)	0.95	%(5)	0.92%	0.92%	0.93%
Ratio of Net Expenses to Average Net Assets(4)	0.94	%(5)	0.95	%(5)	0.92%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.15%		0.12%		(0.01)%	0%	0.15%
Portfolio Turnover Rate	24%		44%		42%	16%	41%

*See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal years ended 2007, 2006, 2005 and 2004.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.67% for Institutional Shares and 0.92% for Service Shares in 2007 and 0.70% for Institutional Shares and 0.95% for Service Shares in 2006 without the inclusion of dividends on short positions.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series December 31, 2007 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Forty Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income

14 Janus Aspen Series December 31, 2007

through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Forty Portfolio	$20,980,308

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Forty Portfolio	$21,507,001

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $3,690,699 and $2,837,679 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements (continued)

the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or

16 Janus Aspen Series December 31, 2007

other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Forty Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$174,295,060	$137,873,560	$2,251,669	$36,421,500
Janus Institutional Cash Reserves Fund	14,952,451	14,952,451	84,204	–
Janus Institutional Money Market Fund – Institutional Shares	133,044,072	133,044,072	408,390	–
Janus Money Market Fund – Institutional Shares	49,436,923	55,391,923	180,614	–
	$371,728,506	$341,262,006	$2,924,877	$36,421,500

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted on the next page represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

18 Janus Aspen Series December 31, 2007

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Forty Portfolio(1)	$537,294	$–	$(472,194,702)	$(611,246)	$(9,486)	$568,940,099

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration date of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Forty Portfolio(1)	$(176,789,231)	$(149,006,480)	$(146,398,991)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Forty Portfolio	$15,937,035)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Forty Portfolio	$763,437,403	$595,317,721	$(26,377,622)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Forty Portfolio	$2,769,512	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Forty Portfolio	$2,167,003	$–	$–	$–

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

4. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	2,668	1,660
Reinvested dividends and distributions	46	54
Shares repurchased	(3,269)	(7,423)
Net Increase/(Decrease) in Portfolio Shares	(555)	(5,709)
Shares Outstanding, Beginning of Period	14,554	20,263
Shares Outstanding, End of Period	13,999	14,554
Transactions in Portfolio Shares – Service Shares
Shares sold	7,192	2,070
Reinvested dividends and distributions	25	22
Shares repurchased	(4,671)	(4,087)
Net Increase/(Decrease) in Portfolio Shares	2,546	(1,995)
Shares Outstanding, Beginning of Period	14,943	16,938
Shares Outstanding, End of Period	17,489	14,943

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Forty Portfolio	$295,473,213	$234,551,912	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus

20 Janus Aspen Series December 31, 2007

Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 21

Report of Independent Registered Public
Accounting Firm

To the Trustees and Shareholders of
Janus Aspen Forty Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

22 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Janus Aspen Series December 31, 2007 23

Additional Information (unaudited) (continued)

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having

24 Janus Aspen Series December 31, 2007

advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

26 Janus Aspen Series December 31, 2007

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Forty Portfolio	100%

Janus Aspen Series December 31, 2007 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

   *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

30 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Scott W. Schoelzel** 151 Detroit Street Denver, CO 80206 DOB: 1958	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	5/97-12/07	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

  *  Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  **  Scott Schoelzel intends to resign his position with the Portfolio effective January 1, 2008.

32 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-710 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Fundamental Equity Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	25

Additional Information	26

Explanations of Charts, Tables and Financial Statements	29

Designation Requirements	32

Trustees and Officers	33

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Fundamental Equity Portfolio (unaudited)

Portfolio Snapshot

The conservative growth portfolio relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach Led by Jim Goff
Director of Research

Performance Overview

For the 12-month period ended December 31, 2007, Janus Aspen Fundamental Equity Portfolio's Institutional Shares and Service Shares returned 11.02% and 10.79%, respectively. The performance outpaced the Portfolio's primary benchmark, the S&P 500® Index, which returned 5.49%. However, the Portfolio's performance lagged its secondary benchmark, the Russell 1000® Growth Index, which returned 11.81%.

Economic Overview

Despite a volatile and weak second half of the year, equity markets worldwide managed to turn in modest gains over the 12-month period ended December 31, 2007. Much of the year's gains came during the first half amid continued expansion in the global economy and an active merger and acquisition (M&A) environment, but problems in the U.S. credit markets started to rattle investor confidence in July. Many indices retreated from recent peaks as investors digested a number of issues stemming from the subprime mortgage and structured debt markets. Credit market turmoil, subprime-related write-offs, continued weakness in the U.S. housing market, central bank intervention and the first year-over-year decline in domestic corporate earnings since 2002 were just some of the main themes dominating sentiment during the latter-half of 2007. Through all of this, emerging country stocks were the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies with small-cap value issues among the laggards.

As December came to a close, many themes supporting equity prices were fading. While domestic valuations were still considered to be reasonable, particularly with interest rates well off of their period highs, mixed signals on the financial health of the U.S. consumer and slowing earnings momentum were becoming a greater concern. While job growth remained strong for much of the year, a weak December reading left some doubt about continued near-term strength. In the end, the questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world will follow suit.

Since November 7, 2007, Janus Aspen Fundamental Equity Portfolio has been team-managed, representing the best ideas from Janus' more than 35 equity analysts. Individual analysts primarily drive stock selection, with debate and oversight provided by the global sector research team with which that analyst is aligned. We believe there is great power in individual analysts making direct investment decisions, as they are most familiar with the stocks they cover. We keep the Portfolio sector neutral compared to its primary benchmark, although the Portfolio has nearly 5.5% non-U.S. exposure. The focus of the Portfolio is on capturing the best ideas of Janus' research platform and generating strong and consistent investment returns.

Investments That Contributed to Performance

The Portfolio's outperformance can be attributed primarily to its holdings in the energy and technology sectors.

Integrated oil company Hess Corp. was the top contributor to performance for the period. The company benefited from the rising price of oil during 2007 and increased appreciation for the future production potential from Hess' new projects, including deep water projects in the Gulf of Mexico and off the coast of Brazil. Given the price appreciation during the year, we trimmed the position in order to harvest profits.

Tata Steel was another strong individual contributor. The investment thesis was based on the fact that the company is an integrated steel producer, meaning it controls its own iron ore, and it had high operating margins with a strong balance sheet. Tata Steel successfully completed the acquisition of U.K.-based steelmaker Corus Steel and has benefited from rising steel prices, which has aided revenue growth. However, I felt that Tata Steel overpaid to acquire Corus (the largest U.K. steel maker) and that this acquisition would destroy value for Tata Steel Shareholders. It also showed lack of capital spending discipline on the part of Tata Steel. I believe that the Corus acquisition is going to increase the financial risks faced by Tata Steel (its balance sheet is highly levered following this deal) and its operational risks (this deal significantly increased its sensitivity to steel prices because Corus was a very high cost producer). Overall, I felt that it became too risky to remain a shareholder in Tata Steel because of these increased risks and therefore I harvested gains in the name and exited the position. The Portfolio also used listed options and total return swaps to fully utilize our research process. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Portfolio.

2 Janus Aspen Series December 31, 2007

(unaudited)

Stocks That Hurt Performance

Areas of weakness included the financial and communications sectors, where select holdings fell short of our expectations.

The subprime loan issues that have dominated the financial markets for months weighed on the stock price of global investment bank Merrill Lynch. The stock initially had suffered from uncertainty and later from the announcement of large write-downs in its mortgage assets. While the valuation is low, we remain concerned about further charge-offs in Merrill Lynch's mortgage portfolio. Therefore, we exited the position.

Citigroup was also negatively impacted by the subprime credit issues in the market, which caused a larger than expected charge-off and resulted in the dismissal of the CEO. We exited the position due to concerns about the health of Citigroup's balance sheet and the stability of its dividend.

Outlook

With U.S. equity markets struggling late in the year, the investment team will continue to closely monitor several factors for directional cues. First, despite the weakness in the U.S. housing sector and related credit market turmoil, we believe U.S. employment has remained a pillar of support for the economy. With signs of weakening at the end of the year, we will continue to watch the labor market closely for any sign of prolonged weakness and whether December's weaker-than-expected report was an aberration. We will also be monitoring conditions in the credit markets for signs of further deterioration. As the Federal Reserve (Fed) works to balance its dual mandate of sustainable growth and price stability, we will be watching for signs that suggest the Fed is behind the curve and whether it can be effective in navigating these uncertain economic times. Finally, as "bottom-up" fundamental investors, we will continue to watch the future path of corporate earnings, credit conditions, liquidity, and balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile.

We have a seasoned team of research analysts, an intensive research platform and a disciplined investment process that seeks to produce a diversified portfolio of best ideas. By seeking to add value through our research and attempting to manage risk through diversification, we hope to continue to produce strong risk-adjusted returns for our investors. We are excited about the prospects for Janus Aspen Fundamental Equity Portfolio.

Thank you for your investment in Janus Aspen Fundamental Equity Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Fundamental Equity Portfolio (unaudited)

Janus Aspen Fundamental Equity Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Hess Corp.	2.67%
Tata Steel, Ltd.	1.63%
EMC Corp.	1.28%
First Solar, Inc.	1.07%
Apple, Inc.	1.04%

5 Largest Detractors from Performance – Holdings

Contribution
Merrill Lynch & Company, Inc.	(1.54)%
Citigroup, Inc.	(1.30)%
E*TRADE Financial Corp.	(1.29)%
Advanced Micro Devices, Inc.	(0.82)%
Spansion, Inc. - Class A	(0.75)%

4 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	7.62%	18.22%	14.36%
Technology	4.81%	18.97%	14.06%
Industrials	2.75%	13.69%	15.65%
Health Care	2.68%	14.59%	12.66%

4 Largest Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(5.67)%	17.61%	20.57%
Communications	(0.75)%	6.39%	9.56%
Consumer	0.16%	9.70%	13.13%
Other*	0.49%	0.83%	0.00%

* Industry not classified by Global Industry Classification Standard

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Hess Corp. Oil Companies - Integrated	4.1%
Owens-Illinois, Inc. Containers - Metal and Glass	3.2%
NRG Energy, Inc. Independent Power Producer	2.8%
AES Corp. Electric - Generation	2.8%
General Electric Co. Diversified Operations	2.5%
15.4%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Fundamental Equity Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007									Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Fundamental Equity Portfolio - Institutional Shares	11.02%		14.55%		10.48%		12.90%		1.73%	1.20	%(a)
Janus Aspen Fundamental Equity Portfolio - Service Shares	10.79%		14.70%		10.35%		12.76%		2.00%	1.45	%(b)
S&P 500® Index	5.49%		12.83%		5.91%		7.60%
Russell 1000® Growth Index	11.81%		12.11%		3.83%		5.53%
Lipper Quartile - Institutional Shares	1	st	1	st	1	st	1	st
Lipper Rankings - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	16/203		12/163		1/69		1/62

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

(b)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in REITs may be subject to a higher degree of market risk because of the REITs concentration in a specific industry, sector or geographic region, REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,017.70	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)((1)
Actual	$1,000.00	$1,016.70	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

(1) Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

Effective November 7, 2007, the Janus Research Team led by Director of Research, Jim Goff, is managing Janus Aspen Fundamental Equity Portfolio.

*The Portfolio's inception date – May 1, 1997

Janus Aspen Series December 31, 2007 7

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 98.9%
Advertising Sales - 1.1%
3,340	Lamar Advertising Co. - Class A*	$160,554
Aerospace and Defense - 0.3%
925	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	42,171
Agricultural Operations - 1.1%
1,340	Bunge, Ltd.	155,989
Applications Software - 0.5%
3,625	Red Hat, Inc.*	75,545
Athletic Footwear - 0.6%
1,330	NIKE, Inc. - Class B	85,439
Brewery - 1.4%
3,930	Anheuser-Busch Companies, Inc.	205,696
Building - Residential and Commercial - 1.4%
395	NVR, Inc.*	206,980
Building and Construction Products - Miscellaneous - 1.3%
5,375	USG Corp.*	192,371
Casino Hotels - 0.4%
4,515	Melco PBL Entertainment (Macau), Ltd. (ADR)*	52,193
Casino Services - 0.6%
2,045	International Game Technology	89,837
Commercial Banks - 1.3%
3,860	SVB Financial Group*	194,544
Computers - 1.8%
860	Apple, Inc.*	170,349
1,735	Hewlett-Packard Co.	87,583
		257,932
Computers - Integrated Systems - 0.2%
5,850	Bank Tec (144A)*,§,ºº	35,100
Computers - Memory Devices - 0.4%
3,060	EMC Corp.*	56,702
Containers - Metal and Glass - 5.0%
10,525	Crown Holdings, Inc.*	269,966
9,410	Owens-Illinois, Inc.*	465,794
		735,760
Cosmetics and Toiletries - 1.6%
6,015	Avon Products, Inc.	237,773
Data Processing and Management - 0.6%
2,430	Paychex, Inc.	88,015
Diversified Operations - 2.5%
9,696	General Electric Co.**	359,431
Drug Delivery Systems - 1.1%
3,860	Hospira, Inc.*	164,590
Electric - Generation - 2.8%
18,905	AES Corp.*	404,378
Electronic Components - Semiconductors - 1.3%
4,285	Microsemi Corp.*	94,870
3,725	SiRF Technology Holdings, Inc.*	93,609
		188,479
Enterprise Software/Services - 1.0%
6,485	Oracle Corp.*,**	146,431

Shares or Principal Amount		Value
Entertainment Software - 0.7%
1,820	Electronic Arts, Inc.*	$106,306
Finance - Consumer Loans - 0.5%
5,500	Nelnet, Inc. - Class A	69,905
Finance - Credit Card - 1.4%
3,985	American Express Co.	207,300
Finance - Investment Bankers/Brokers - 2.6%
6,430	JP Morgan Chase & Co.	280,670
2,783	optionsXpress Holdings, Inc.	94,121
		374,791
Finance - Mortgage Loan Banker - 2.1%
5,190	Fannie Mae	207,496
3,155	Freddie Mac	107,491
		314,987
Finance - Other Services - 0.8%
165	CME Group, Inc.	113,190
Financial Guarantee Insurance - 0.2%
1,660	MBIA, Inc.#	30,926
Food - Diversified - 1.0%
4,650	Kraft Foods, Inc. - Class A	151,730
Independent Power Producer - 2.8%
9,445	NRG Energy, Inc.*	409,346
Industrial Automation and Robotics - 1.4%
2,985	Rockwell Automation, Inc.	205,846
Insurance Brokers - 1.6%
6,080	Willis Group Holdings, Ltd.	230,858
Investment Management and Advisory Services - 3.1%
5,325	National Financial Partners Corp.	242,874
3,430	T. Rowe Price Group, Inc.	208,818
		451,692
Medical - Biomedical and Genetic - 1.3%
4,190	Celgene Corp.*	193,620
Medical - Drugs - 1.1%
2,820	Merck & Company, Inc.	163,870
Medical - HMO - 2.9%
4,290	Coventry Health Care, Inc.*	254,183
3,015	UnitedHealth Group, Inc.	175,473
		429,656
Medical Instruments - 1.1%
4,115	St. Jude Medical, Inc.*	167,234
Multimedia - 2.2%
3,670	McGraw-Hill Companies, Inc.	160,783
8,130	News Corporation, Inc. - Class A	166,583
		327,366
Oil - Field Services - 1.6%
9,795	BJ Services Co.	237,627
Oil and Gas Drilling - 1.3%
6,695	Nabors Industries, Ltd.*	183,376
Oil Companies - Exploration and Production - 2.4%
3,995	EOG Resources, Inc.	356,554
Oil Companies - Integrated - 4.1%
5,900	Hess Corp.	595,073
Oil Refining and Marketing - 1.9%
3,915	Valero Energy Corp.	274,167

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Power Converters and Power Supply Equipment - 1.3%
3,560	Hubbell, Inc. - Class B	$183,696
Reinsurance - 2.1%
66	Berkshire Hathaway, Inc. - Class B*	312,576
REIT - Diversified - 1.5%
12,587	CapitalSource, Inc.	221,405
Respiratory Products - 1.5%
3,335	Respironics, Inc.*	218,376
Retail - Apparel and Shoe - 2.2%
2,870	Abercrombie & Fitch Co. - Class A	229,514
2,415	Nordstrom, Inc.	88,703
		318,217
Retail - Consumer Electronics - 0.6%
1,722	Best Buy Company, Inc.	90,663
Retail - Drug Store - 1.4%
5,045	CVS/Caremark Corp.	200,539
Retail - Jewelry - 1.1%
3,375	Tiffany & Co.	155,351
Semiconductor Components/Integrated Circuits - 3.2%
18,190	Atmel Corp.*	78,581
7,105	Cypress Semiconductor Corp.*	255,992
10,015	Marvell Technology Group, Ltd.*	140,010
		474,583
Semiconductor Equipment - 1.2%
3,735	KLA-Tencor Corp.	179,878
Telecommunication Equipment - 1.5%
11,075	Arris Group, Inc.*	110,529
2,275	CommScope, Inc.*	111,952
		222,481
Telecommunication Equipment - Fiber Optics - 1.3%
7,700	Corning, Inc.	184,723
Telecommunication Services - 2.3%
6,930	SAVVIS, Inc.*	193,416
7,310	Time Warner Telecom, Inc. - Class A*,#	148,320
		341,736
Therapeutics - 2.2%
4,375	Amylin Pharmaceuticals, Inc.*,#	161,875
3,590	Gilead Sciences, Inc.*	165,176
		327,051
Tobacco - 1.4%
2,770	Altria Group, Inc.	209,357
Toys - 1.1%
8,110	Mattel, Inc.	154,414
Transportation - Services - 3.0%
3,640	C.H. Robinson Worldwide, Inc.	196,997
3,455	United Parcel Service, Inc. - Class B	244,337
		441,334
Web Portals/Internet Service Providers - 1.1%
6,675	Yahoo!, Inc.*	155,261
Wireless Equipment - 2.5%
6,475	Crown Castle International Corp.*	269,360
2,445	QUALCOMM, Inc.	96,211
		365,571
Total Common Stock (cost $14,003,061)		14,488,542

Shares or Principal Amount		Value
Money Markets - 0.7%
108,970	Janus Institutional Cash Management Fund – Institutional Shares, 4.98% (cost $108,970)	$108,970
Other Securities - 1.7%
175,411	Allianz Dresdner Daily Asset Fund†	175,411
41,037	Repurchase Agreements†	41,037
31,552	Time Deposits†	31,552
Total Other Securities (cost $248,000)		248,000
Total Investments (total cost $14,360,031) – 101.3%		14,845,512
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(186,964)
Net Assets – 100%		$14,658,548

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$710,233	4.8%
Brazil	42,171	0.3%
Hong Kong	52,193	0.3%
United States††	14,040,915	94.6%
Total	$14,845,512	100.0%

††Includes Short-Term Securities and Other Securities (92.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen Fundamental Equity Portfolio

Total Return Swaps outstanding at December 31, 2007

Counterparty	Notional Amount	Return Paid by the Portfolio	Return Received by the Portfolio	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$(34,046)	1- month S&P 500®	1-month Fannie Mae
		Index plus LIBOR	plus LIBOR
		minus 5 basis points	plus 20 basis points	7/24/2008	$(29,427)
Total					$(29,427)

10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Fundamental Equity Portfolio
Assets:
Investments at cost(1)	$14,360
Investments at value(1)	$14,737
Affiliated money market investments	109
Cash	49
Cash denominated in foreign currency (cost $34)	34
Receivables:
Investments sold	7
Portfolio shares sold	–
Dividends	18
Interest	1
Swap contract	5
Due from adviser	12
Other assets	–
Non-interested Trustees' deferred compensation	–
Total Assets	14,972
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	248
Swap contract	1
Portfolio shares repurchased	6
System fees	5
Advisory fees	7
Transfer agent fees and expenses	1
Distribution fees - Service Shares	1
Printing expenses	14
Non-interested Trustees' fees and expenses	1
Foreign tax liability	4
Professional fees	16
Non-interested Trustees' deferred compensation fees	–
Accrued expenses	9
Total Liabilities	313
Net Assets	$14,659
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$10,512
Undistributed net investment income/(loss)*	6
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	3,689
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(2)	452
Total Net Assets	$14,659
Net Assets - Institutional Shares	$12,198
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	473
Net Asset Value Per Share	$25.77
Net Assets - Service Shares	$2,461
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	95
Net Asset Value Per Share	$25.86

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $236,568 of securities loaned (Note 1).

(2)  Net of foreign taxes on investments of $3,744.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Fundamental Equity Portfolio
Investment Income:
Interest	$1
Securities lending income	1
Dividends	207
Dividends from affiliates	16
Foreign tax withheld	(4)
Total Investment Income	221
Expenses:
Advisory fees	90
Transfer agent fees and expenses	4
Registration fees	14
Custodian fees	23
Professional fees	12
Non-interested Trustees' fees and expenses	4
Printing expenses	42
Distribution fees - Service Shares	6
System fees	19
Legal fees	7
Other expenses	6
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	227
Expense and Fee Offset	(1)
Net Expenses	226
Less: Excess Expense Reimbursement	(41)
Net Expenses after Expense Reimbursement	185
Net Investment Income/(Loss)	36
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	3,674
Net realized gain/(loss) from options contracts	28
Net realized gain/(loss) from swap contracts	24
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(1)	(2,139)
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	1,587
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,623

(1)  Net of foreign taxes on investments of $3,744.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Fundamental Equity Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$36	$18
Net realized gain/(loss) from investments and foreign currency transactions	3,674	1,516
Net realized gain/(loss) from option contracts	28	–
Net realized gain/(loss) from swap contracts	24	–
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(2,139)	(161)
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,623	1,373
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(28)	(23)
Service Shares	(2)	(1)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(77)	–
Service Shares	(13)	–
Net Decrease from Dividends and Distributions	(120)	(24)
Capital Share Transactions:
Shares sold
Institutional Shares	2,947	2,714
Service Shares	792	1,497
Reinvested dividends and distributions
Institutional Shares	105	23
Service Shares	15	1
Shares repurchased
Institutional Shares	(5,480)	(3,407)
Service Shares	(388)	(859)
Net Increase/(Decrease) from Capital Share Transactions	(2,009)	(31)
Net Increase/(Decrease) in Net Assets	(506)	1,318
Net Assets:
Beginning of period	15,165	13,847
End of period	$14,659	$15,165
Undistributed net investment income/(loss)*	$6	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Fundamental Equity Portfolio
each fiscal year ended December 31	2007		2006	2005		2004	2003
Net Asset Value, Beginning of Period	$23.40		$21.31	$18.44		$16.27	$13.24
Income from Investment Operations:
Net investment income/(loss)	.08		.04	.02		.03	.02
Net gain/(loss) on securities (both realized and unrealized)	2.50		2.09	2.87		2.16	3.04
Total from Investment Operations	2.58		2.13	2.89		2.19	3.06
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		(.04)	(.02)		(.02)	(.02)
Distributions (from capital gains)*	(.15)		–	–		–	–
Tax return of capital*	–		–	–		–	(.01)
Payment from affiliate	–	(1)	–	–	(1)	–	–
Total Distributions and Other	(.21)		(.04)	(.02)		(.02)	(.03)
Net Asset Value, End of Period	$25.77		$23.40	$21.31		$18.44	$16.27
Total Return	11.02	%(2)	9.99%	15.68	%(2)	13.44%	23.10%
Net Assets, End of Period (in thousands)	$12,198		$13,331	$12,798		$10,414	$10,593
Average Net Assets for the Period (in thousands)	$12,754		$13,447	$11,057		$10,039	$9,905
Ratio of Gross Expenses to Average Net Assets(3)	1.20%		1.20%	1.21%		1.23%	1.25%
Ratio of Net Expenses to Average Net Assets(3)	1.20%		1.20%	1.20%		1.23%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.27%		0.15%	0.06%		0.14%	0.03%
Portfolio Turnover Rate	124%		51%	62%		65%	82%

Service Shares

For a share outstanding during	Janus Aspen Fundamental Equity Portfolio
each fiscal year ended December 31	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$23.50	$21.44	$18.59		$16.42	$13.16
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)	–		(.01)	–
Net gain/(loss) on securities (both realized and unrealized)	2.51	2.09	2.85		2.18	3.30
Total from Investment Operations	2.53	2.08	2.85		2.17	3.30
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.02)	–		–	(.04)
Distributions (from capital gains)*	(.15)	–	–		–	–
Tax return of capital*	–	–	–		–	– (4)
Payment from affiliate	–	–	–	(1)	–	–
Total Distributions and Other	(.17)	(.02)	–		–	(.04)
Net Asset Value, End of Period	$25.86	$23.50	$21.44		$18.59	$16.42
Total Return	10.79%	9.69%	15.35	%(2)	13.22%	25.08%
Net Assets, End of Period (in thousands)	$2,461	$1,834	$1,049		$379	$289
Average Net Assets for the Period (in thousands)	$2,209	$1,825	$667		$290	$219
Ratio of Gross Expenses to Average Net Assets(3)	1.45%	1.45%	1.46%		1.48%	1.50%
Ratio of Net Expenses to Average Net Assets(3)	1.45%	1.45%	1.45%		1.48%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.04%	(0.12)%	(0.21)%		(0.09)%	(0.39)%
Portfolio Turnover Rate	124%	51%	62%		65%	82%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 Index® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

ºº Schedule of Fair Valued Securities (as of December 31, 2007)

	Value	Value as a % of Net Assets
Janus Aspen Fundamental Equity Portfolio
Bank Tec (144A)	$35,100	0.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Fundamental Equity Portfolio
Bank Tec (144A)ºº	6/20/07	$46,800	$35,100	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Fundamental Equity Portfolio	$14,601

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Fundamental Equity Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign

16 Janus Aspen Series December 31, 2007

short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Fundamental Equity Portfolio	$236,568

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Fundamental Equity Portfolio	$248,000

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $41,037 and $31,552 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Swaps

The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset and liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in "Net realized gain/(loss) from swap contracts" on the Statement of Operations (if applicable).

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $27,717 from written options during the fiscal year ended December 31, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Fundamental Equity Portfolio
Options outstanding at December 31, 2006	–	$–
Options written	494 (1)	129,725
Options closed	(297)	(117,480)
Options expired	(182)	(10,699)
Options exercised	(15)	(1,546)
Options outstanding at December 31, 2007	–	$–

(1) Adjusted for Marathon Oil Corp. 2 for 1 stock split 6/19/07

Put Options	Number of Contracts	Premiums Received
Janus Aspen Fundamental Equity Portfolio
Options outstanding at December 31, 2006	14	$2,030
Options written	–	–
Options closed	(14)	(2,030)
Options expired	–	–
Options exercised	–	–
Options outstanding at December 31, 2007	–	$–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

18 Janus Aspen Series December 31, 2007

The Portfolio may engage in short sales when the investment personnel anticipate that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

20 Janus Aspen Series December 31, 2007

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio $33 for Institutional Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Aspen Fundamental Equity Portfolio	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Institutional Cash Management Fund – Institutional Shares	$2,252,116	$2,143,146	$7,700	$108,970
Janus Institutional Cash Reserves Fund	116,033	253,633	337	–
Janus Institutional Money Market Fund – Institutional Shares	5,167,697	5,167,697	7,469	–
Janus Money Market Fund – Institutional Shares	647,215	762,615	586	–
	$8,183,061	$8,327,091	$16,092	$108,970

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Fundamental Equity Portfolio	$576,103	$3,156,485	$–	$(558)	$(29,546)	$444,629

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Fundamental Equity Portfolio	$14,397,139	$1,104,561	$(656,188)

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Fundamental Equity Portfolio	$30,026	$90,140	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Fundamental Equity Portfolio	$18,945	$4,917	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Institutional Shares						Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Fundamental Equity Portfolio	1.48%	1.73%	1.44%	1.52%	2.08%	1.73%	2.00%	1.73%	1.76%	2.35%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Fundamental Equity Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	120	121
Reinvested dividends and distributions	4	1
Shares repurchased	(221)	(153)
Net Increase/(Decrease) in Portfolio Shares	(97)	(31)
Shares Outstanding, Beginning of Period	570	601
Shares Outstanding, End of Period	473	570
Transactions in Portfolio Shares – Service Shares
Shares sold	32	66
Reinvested dividends and distributions	1	–
Shares repurchased	(16)	(37)
Net Increase/(Decrease) in Portfolio Shares	17	29
Shares Outstanding, Beginning of Period	78	49
Shares Outstanding, End of Period	95	78

22 Janus Aspen Series December 31, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Portfolio	Purchases of Securities	Proceeds from sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Fundamental Equity Portfolio	$18,097,658	$19,822,667	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of

Janus Aspen Series December 31, 2007 23

Notes to Financial Statements (continued)

Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24 Janus Aspen Series December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Fundamental Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Fundamental Equity Portfolio (formerly Janus Aspen Core Equity Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

26 Janus Aspen Series December 31, 2007

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer

Janus Aspen Series December 31, 2007 27

Additional Information (unaudited) (continued)

group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

28 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

movements in securities prices, currency risk or interest rates. The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

30 Janus Aspen Series December 31, 2007

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2007 31

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Capital Gains Distributions

Portfolio
Janus Aspen Fundamental Equity Portfolio	$90,140

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Fundamental Equity Portfolio	26%

32 Janus Aspen Series December 31, 2007

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

*  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

**  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series December 31, 2007 33

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

34 Janus Aspen Series December 31, 2007

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Aspen Fundamental Equity Portfolio	11/07-Present	Vice President and Director of Research of Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2007 35

Notes

36 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-711 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	22

Additional Information	23

Explanations of Charts, Tables and Financial Statements	26

Designation Requirements

Trustees and Officers	29

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot

This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Andy Acker

portfolio manager

Introduction

December 31, 2007 marked the completion of my first eight months as sole portfolio manager of Janus Aspen Global Life Sciences Portfolio. I had worked closely with Tom Malley on the Portfolio over the previous eight years. While Tom's leadership will be missed, I am fortunate to be working with an outstanding team of dedicated health care analysts with a combined 50 years of professional investment experience. Their considerable efforts and strong stock picking helped make the transition a smooth one for me.

Performance Overview

Janus Aspen Global Life Sciences Portfolio's Institutional Shares and Service Shares returned 22.04% and 21.70%, respectively, during the year ended December 31, 2007. This compared favorably to the 5.49% return of the S&P 500® Index (the Portfolio's primary benchmark), and was noteworthy given the fifth year of health care underperformance versus the broader markets. The Portfolio substantially outperformed the 3.94% return of the Morgan Stanley Capital International (MSCI)1 World Health Care Index, its secondary benchmark.

Investment Strategy

The Portfolio seeks to uncover opportunities that span the health care spectrum, including stocks in the biotechnology, pharmaceuticals, health care services and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

The Portfolio includes companies that can be grouped into three conceptual buckets: core growth, emerging growth and opportunistic investments. In general, we seek to invest about half of the Portfolio in core growth holdings (companies with dominant franchises that have generated strong, consistent free cash flow). Emerging growth companies (those with new product cycles that we believe can drive earnings acceleration), should make up 20-30% of the Portfolio. The remaining positions will generally be reserved for opportunistic investments, exemplified by companies that we feel are suffering from short-term issues that should resolve over time.

A Broad Group of Stocks Contributed to Returns

The Portfolio's performance was broad based, with 10 individual names up over 50% in the period. Health care equipment maker Dade Behring was the largest contributor. Our clinical and laboratory customer checks had identified Dade's new Vista platform as a potential best-in-class product that would substantially expand the company's addressable markets. This was subsequently recognized by German industrial giant Siemens A.G., which announced a takeover offer for Dade at nearly a 40% premium to the closing price at the time.

Biotechnology firm Alexion Pharmaceuticals was another key contributor, as its stock more than doubled over the past year. Alexion was driven by the better-than-expected launch of its new drug Soliris, which addresses a rare but life threatening blood disorder called PNH. Alexion fits into our theme of investing in companies addressing high unmet medical needs. We took some profits after the significant run-up, but remain optimistic about Alexion and the commercial opportunity for Soliris.

In the health care services sector, Medco Health Solutions, one of the country's largest prescription drug benefit managers (PBMs), was also a top performer. While increased utilization of generic drugs has been challenging for pharmaceutical companies, PBMs like Medco have been a key beneficiary of this trend as they derive higher margins from generic drugs. We believe Medco should continue to benefit from cost pressures in the pharmaceutical sector.

Select Biotechnology Stocks Weighed on Returns

Despite the overall positive performance, a few names weighed on returns. Biotech company Celgene was the largest detractor from performance. The stock was negatively impacted by a shortfall in third quarter revenues and competitive concerns. We believe the problems should be temporary and key drug Revlimid continues to have a compelling profile for the treatment of several forms of cancer. We added to our position during the weakness.

While we held a relatively small position in Amgen (a bellwether of the biotechnology industry), it still detracted from the Portfolio's performance. Amgen was impacted by new clinical trial data which raised safety concerns about two of Amgen's best-selling products, Epogen and Aranesp, for the treatment of anemia. These concerns prompted reimbursement changes which have reduced sales of the drugs. We continued to hold onto the stock due to offsetting cost cuts and upside from the pipeline.

Finally, MannKind, a biotechnology firm developing a novel formulation of inhaled insulin for the treatment of diabetes, suffered from the poor commercial reception of a competitive

2 Janus Aspen Series December 31, 2007

(unaudited)

product called Exubera. While Exubera's failure called into question the commercial value of an inhaled insulin formulation, we continue to believe MannKind's product may have distinct clinical and convenience advantages that could lead to a more favorable outcome. Thus, we maintained a position in the stock.

Risk Management

The setbacks the Portfolio experienced late in 2006 prompted us to re-evaluate the process. In consultation with Janus' head of risk management, Dan Scherman, we decided to incorporate a value-at-risk (VAR) approach in an attempt to further strengthen the Portfolio's risk control framework. This approach focuses attention on downside risk, especially from binary events (such as clinical trial announcements or regulatory decisions) that could lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the potential negative impact from a particular holding should not exceed 1% of the overall portfolio. We incorporated the VAR approach at the beginning of 2007 and we are encouraged by the early results.

Looking Ahead

We believe demographic trends and technological advances continue to support health care spending growth above gross domestic product (GDP) growth in most of the world's economies. The underperformance of health care stocks versus the broader indices over the last five years has created what we feel are compelling valuations within the sector. In addition, we think concerns about slowing economic growth should highlight health care companies' defensive qualities.

While the upcoming presidential cycle has created an overhang for the sector, we believe the impact of any changes at the companies in which we invest should be manageable. We are confident in the names we own and have been pleased with the Portfolio's recent performance. We will continue to seek investments within the health care arena that we feel represent the sector's best opportunities.

I also want to welcome the newest addition to the health care analyst team, Ethan Lovell, who comes to us with 13 years of experience, most recently from ClearBridge Advisors.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

Janus Aspen Global Life Sciences Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Dade Behring Holdings, Inc.	1.91%
MGI Pharma, Inc.	1.89%
Onyx Pharmaceuticals, Inc.	1.86%
Medco Health Solutions, Inc.	1.71%
Alexion Pharmaceuticals, Inc.	1.67%

5 Largest Detractors from Performance – Holdings

Contribution
Celgene Corp.	(0.76)%
Amgen, Inc.	(0.65)%
MannKind Corp.	(0.61)%
Achillion Pharmaceuticals, Inc.	(0.49)%
Adolor Corp.	(0.45)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Health Care	19.50%	88.13%	11.95%
Materials	2.10%	4.19%	3.13%
Consumer Staples	1.40%	5.64%	9.52%
Financials	0.17%	1.58%	20.57%
Industrials	0.06%	0.28%	11.22%

5 Largest Detractors/Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Others*	(0.06)%	0.05%	0.00%
Utilities	(0.02)%	0.09%	3.54%
Telecommunication Services	0.00%	0.00%	3.64%
Information Technology	0.00%	0.00%	15.69%
Energy	0.00%	0.00%	10.82%

*Industry not classified by Global Industry Classification Standard

Janus Aspen Series December 31, 2007 3

Janus Aspen Global Life Sciences Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Roche Holding A.G. Medical - Drugs	4.1%
CVS/Caremark Corp. Retail - Drug Store	4.0%
Merck & Company, Inc. Medical - Drugs	3.8%
Bayer A.G. Chemicals - Diversified	3.0%
Celgene Corp. Medical - Biomedical and Genetic	3.0%
17.9%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 1.7% of total net assets.

*Includes Securities Sold Short of (0.7)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

4 Janus Aspen Series December 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007							Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Global Life Sciences Portfolio - Institutional Shares	22.04%		16.20%		1.96%		1.10%	1.10	%(a)
Janus Aspen Global Life Sciences Portfolio - Service Shares	21.70%		15.94%		1.71%		1.35%	1.35	%(b)
S&P 500® Index	5.49%		12.83%		1.79%
Morgan Stanley Capital International World Health Care Index	3.94%		9.66%		4.55	%**
Lipper Ranking - Institutional Shares	1	st	1	st	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Health/Biotechnology Funds	1/35		7/27		5/6

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

(b)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2006.

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Portfolio's losses are potentially unlimited in a short sale transaction. The Portfolio's use of short sales in effect leverages the Portfolio's portfolio. The Portfolio's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful

Portfolios that invest in REITs may be subject to a higher degree of market risk because of the REITs concentration in a specific industry, sector or geographic region, REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Portfolio invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Janus Aspen Series December 31, 2007 5

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,121.50	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,120.50	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07

(1) Expenses are equal to the annualized expense ratio of 1.14% for Institutional Shares and 1.39% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Andrew Acker became Portfolio Manager of Janus Aspen Global Life Sciences Portfolio.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Health Care Index since inception returns are calculated from January 31, 2000.

6 Janus Aspen Series December 31, 2007

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 96.1%
Agricultural Chemicals - 2.5%
2,898	Syngenta A.G.**	$732,848
Chemicals - Diversified - 4.4%
9,535	Bayer A.G.**	868,915
1,673	K+S A.G.**	400,159
		1,269,074
Dental Supplies and Equipment - 0.1%
510	Osstem Implant Company, Ltd.*	17,529
Diagnostic Kits - 0.6%
2,920	IDEXX Laboratories, Inc.*	171,200
Dialysis Centers - 0.9%
5,151	Fresenius Medical Care A.G. & Co.**	273,492
Diversified Operations - 0.6%
26,667	Max India, Ltd.*	177,487
Drug Delivery Systems - 1.2%
8,080	Hospira, Inc.*	344,531
Medical - Biomedical and Genetic - 20.9%
5,427	Abraxis BioScience*	373,215
26,515	Acorda Therapeutics, Inc.*	582,269
7,370	Alexion Pharmaceuticals, Inc.*	552,971
5,991	AMAG Pharmaceuticals, Inc.*,#	360,239
9,620	Amgen, Inc.*	446,753
15,630	Arena Pharmaceuticals, Inc.*	122,383
4,005	Biogen Idec, Inc.*	227,965
18,570	Celgene Corp.*	858,119
9,039	Cougar Biotechnology, Inc.*	295,575
16,390	Exelixis, Inc.*	141,446
37,480	Fibrogen, Inc.*,ºº,§	219,258
7,715	Genentech, Inc.*	517,445
9,385	Genzyme Corp.*	698,619
5,245	Millipore Corp.*,#	383,829
5,900	Savient Pharmaceuticals, Inc.*	135,523
6,350	Vertex Pharmaceuticals, Inc.*	147,511
		6,063,120
Medical - Drugs - 30.0%
28,090	Achillion Pharmaceuticals, Inc.*	140,169
13,015	APP Pharmaceuticals, Inc.*	133,664
14,415	Array BioPharma, Inc.*	121,374
4,490	Auxilium Pharmaceuticals, Inc.*	134,655
15,105	BioForm Medical, Inc.*	103,167
8,135	Eli Lilly and Co.	434,328
20,355	Forest Laboratories, Inc.*	741,940
13,900	K-V Pharmaceutical Co. - Class A*,#	396,706
18,865	Merck & Company, Inc.	1,096,245
3,190	Merck KGaA**	415,146
14,650	Novartis A.G.**	801,395
9,985	OSI Pharmaceuticals, Inc.*,#	484,372
6,881	Roche Holding A.G.**	1,188,239
3,249	Sanofi-Aventis**	299,138
19,740	Schering-Plough Corp.	525,874
11,040	Shire PLC (ADR)**	761,208
3,185	Takeda Pharmaceutical Company, Ltd.*	186,825
16,300	Wyeth	720,297
		8,684,742
Medical - Generic Drugs - 0.8%
8,660	Pharmstandard (GDR) (144A)*	238,150

Shares or Principal Amount		Value
Medical - HMO - 6.1%
13,757	Coventry Health Care, Inc.*	$815,102
6,515	Health Net, Inc.*	314,675
10,990	UnitedHealth Group, Inc.	639,618
		1,769,395
Medical Instruments - 2.8%
9,580	Medtronic, Inc.	481,586
8,340	St. Jude Medical, Inc.*	338,938
		820,524
Medical Labs and Testing Services - 0.7%
10,350	Diagnosticos da America	214,680
Medical Products - 3.0%
1,695	Nobel Biocare Holding A.G.**	453,001
10,305	Xtent, Inc.*,	101,607
4,805	Zimmer Holdings, Inc.*	317,851
		872,459
Optical Supplies - 1.8%
3,730	Alcon, Inc. (U.S. Shares)**	533,539
Pharmacy Services - 1.9%
5,590	Medco Health Solutions, Inc.*	566,826
Physician Practice Management - 2.1%
8,785	Pediatrix Medical Group, Inc.*	598,698
REIT - Diversified - 1.0%
16,240	CapitalSource, Inc.	285,662
REIT - Health Care - 0.8%
5,450	Ventas, Inc.	246,613
REIT - Office Property - 1.2%
3,490	Alexandria Real Estate Equities, Inc.	354,828
Respiratory Products - 1.5%
6,725	Respironics, Inc.*	440,353
Retail - Drug Store - 4.3%
29,620	CVS/Caremark Corp.**	1,177,395
9,111	Drogasil S.A.	73,492
		1,250,887
Soap and Cleaning Preparations - 1.6%
8,167	Reckitt Benckiser PLC**	473,690
Therapeutics - 5.3%
6,305	Amylin Pharmaceuticals, Inc.*,#	233,285
7,596	Gilead Sciences, Inc.*	349,492
16,755	MannKind Corp.*,#	133,370
8,640	Onyx Pharmaceuticals, Inc.*,#	480,556
5,985	Theravance, Inc.*	116,708
2,460	United Therapeutics Corp.*,#	240,219
		1,553,630
Total Common Stock (cost $22,304,463)		27,953,957
Preferred Stock - 1.1%
Medical - Biomedical and Genetic - 0.1%
876	Cougar Biotechnology, Inc.	28,645
Medical - Generic Drugs - 0.6%
267,733	Mediquest Therapeuticsºº,§	160,639

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 7

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Medical Instruments - 0.4%
14,375	GMP Companies, Inc.ºº,§	$126,788
Total Preferred Stock (cost $287,681)		316,072
Equity-Linked Structured Note - 1.4%
9,294	Morgan Stanley Co., convertible, (Gilead Sciences, Inc.), 0% (144A)§ (cost $390,999)	416,185
Warrants - 0.1%
Medical - Generic Drugs - 0%
15,163	Mediquest Therapeutics - expires 6/15/12ºº,§	1,539
64,229	Mediquest Therapeutics - expires 6/15/11ºº,§	5,254
		6,793
Medical Instruments - 0.1%
6,978	GMP Companies, Inc. - expires 6/1/11ºº,§	10,816
1,195	GMP Companies, Inc. - expires 6/1/11ºº,§	5,342
		16,158
Total Warrants (cost $1,774)		22,951
Promissory Notes - 0.2%
Medical - Generic Drugs - 0.2%
50,544	Mediquest Therapeutics, Promissory Note 14.00%, due 3/31/08ºº,§ (cost $48,770)	48,770
Money Market - 1.4%
420,000	Janus Institutional Cash Management Fund - Institutional Shares 4.98% (cost $420,000)	420,000
Other Securities - 6.0%
1,217,969	Allianz Dresdner Daily Asset Fund†	1,217,969
294,930	Repurchase Agreements†	294,930
226,763	Time Deposit†	226,763
Total Other Securities (cost $1,739,662)		1,739,662
Total Investments (total cost $25,193,349) – 106.3%		30,917,597
Securities Sold Short - (0.7)%
Physical Therapy and Rehabilitation Centers - (0.7)%
10,015	HEALTHSOUTH Corp.* (proceeds $175,487)	(210,315)
Liabilities, net of Cash, Receivables and Other Assets – (5.6)%		(1,634,699)
Net Assets – 100%		$29,072,583

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Brazil	$288,172	0.9%
France	299,138	1.0%
Germany	1,957,712	6.3%
India	177,487	0.6%
Japan	186,825	0.6%
South Korea	17,529	0.1%
Switzerland	3,709,022	12.0%
United Kingdom	1,234,898	4.0%
United States††	23,046,814	74.5%
Total	$30,917,597	100.0%

††Includes Short-Term Securities and Other Securities (67.6% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

Country	Value	% of Securities Sold Short
United States	$(210,315)	100.0%
Total	$(210,315)	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 2/15/08	57,100	$113,503	$996
British Pound 5/14/08	55,000	109,034	2,151
Euro 5/14/08	195,000	285,204	(8,114)
Swiss Franc 2/15/08	370,000	327,842	(16,835)
Swiss Franc 5/2/08	345,000	306,817	8,424
Total		$1,142,400	$(13,378)

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Global Life Sciences Portfolio
Assets:
Investments at cost(1)	$25,193
Investments at value(1)	$30,498
Affiliated money market investments	420
Deposits with broker for short sales	175
Receivables:
Investments sold	379
Portfolio shares sold	11
Dividends	10
Interest	2
Non-interested Trustees' deferred compensation	–
Other assets	1
Forward currency contracts	12
Total Assets	31,508
Liabilities:
Payables:
Short sales, at value (proceeds $175)	210
Collateral for securities loaned (Note 1)	1,740
Due to custodian	263
Investments purchased	105
Portfolio shares repurchased	23
Advisory fees	16
Transfer agent fees and expenses	1
Distribution fees - Service Shares	5
Non-interested Trustees' fees and expenses	1
Foreign tax liability	3
Non-interested Trustees' deferred compensation fees	–
Accrued expenses	43
Forward currency contracts	25
Total Liabilities	2,435
Net Assets	$29,073
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$25,105
Undistributed net investment income/(loss)*	(2)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,703)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(2)	5,673
Total Net Assets	$29,073
Net Assets - Institutional Shares	$3,505
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	301
Net Asset Value Per Share	$11.63
Net Assets - Service Shares	$25,568
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,234
Net Asset Value Per Share	$11.44

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $1,691,962 of securities loaned (Note 1).

(2)  Net of foreign taxes on investments of $2,592.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 9

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Global Life Sciences Portfolio
Investment Income:
Interest	$–
Securities lending income	4
Dividends	209
Dividends from affiliates	8
Foreign tax withheld	(13)
Total Investment Income	208
Expenses:
Advisory fees	189
Transfer agent fees and expenses	4
Registration fees	2
Custodian fees	37
Professional fees	12
Non-interested Trustees' fees and expenses	5
Distribution fees - Service Shares	65
Printing Expenses	40
System Fees	19
Other expenses	14
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	387
Expense and Fee Offset	(1)
Net Expenses	386
Net Investment Income/(Loss)	(178)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	4,599
Net realized gain/(loss) from short sales	13
Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(1)	1,379
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	5,992
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,814

(1)  Net of foreign taxes on investments of $2,592.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$(178)	$(241)
Net realized gain/(loss) from investment and foreign currency transactions	4,599	7,772
Net realized gain/(loss) from short sales	13	(21)
Net realized gain/(loss) from option contracts	–	(35)
Change unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,379	(5,322)
Payment from affiliate (Note 2)	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,814	2,153
Dividends and Distributions to Shareholders:
Net Investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	748	985
Service Shares	2,443	4,698
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(1,347)	(1,682)
Service Shares	(8,301)	(10,839)
Net Increase/(Decrease) from Capital Share Transactions	(6,457)	(6,838)
Net Increase/(Decrease) in Net Assets	(643)	(4,685)
Net Assets:
Beginning of period	29,716	34,401
End of period	$29,073	$29,716
Undistributed net investment income/(loss)*	$(2)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.53		$8.94	$7.94	$6.93	$5.49
Income from Investment Operations:
Net investment income/(loss)	.05		.05	.03	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	2.05		.54	.97	.99	1.42
Total from Investment Operations	2.10		.59	1.00	1.01	1.44
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	–		–	–	–	–
Net Asset Value, End of Period	$11.63		$9.53	$8.94	$7.94	$6.93
Total Return	22.04	%(2)	6.60%	12.59%	14.57%	26.23%
Net Assets, End of Period (in thousands)	$3,505		$3,428	$3,879	$4,088	$3,822
Average Net Assets for the Period (in thousands)	$3,391		$3,913	$3,733	$3,998	$3,601
Ratio of Gross Expenses to Average Net Assets(3)	1.09%		1.10%	0.95%	0.90%	0.97%
Ratio of Net Expenses to Average Net Assets(3)	1.09%		1.10%	0.95%	0.90%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.38)%		(0.48)%	(0.53)%	(0.42)%	(0.34)%
Portfolio Turnover Rate	81%		80%	89%	108%	110%

Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.40		$8.84	$7.87	$6.89	$5.46
Income from Investment Operations:
Net investment income/(loss)	(.01)		(.01)	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	2.05		.57	.97	.98	1.43
Total from Investment Operations	2.04		.56	.97	.98	1.43
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	–		–	–	–	–
Net Asset Value, End of Period	$11.44		$9.40	$8.84	$7.87	$6.89
Total Return	21.70	%(2)	6.33%	12.33%	14.22%	26.19%
Net Assets, End of Period (in thousands)	$25,568		$26,288	$30,522	$30,082	$31,282
Average Net Assets for the Period (in thousands)	$26,165		$30,308	$30,905	$31,902	$28,604
Ratio of Gross Expenses to Average Net Assets(3)	1.34%		1.35%	1.20%	1.15%	1.22%
Ratio of Net Expenses to Average Net Assets(3)	1.34%		1.35%	1.20%	1.15%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.63)%		(0.73)%	(0.77)%	(0.66)%	(0.59)%
Portfolio Turnover Rate	81%		80%	89%	108%	110%

*See Note 3 in Notes to Financial Statements.

(1) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2) During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolio in shares of companies engaged in health care, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned Security; a portion or all of the security is on loan as of December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of December 31, 2007)

	Value	Value as a % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.	$219,258	0.8%
GMP Companies, Inc.	126,788	0.4%
GMP Companies, Inc. - expires 6/1/11	10,816	0.0%
GMP Companies, Inc. - expires 6/1/11	5,342	0.0%
Mediquest Therapeutics	160,639	0.6%
Mediquest Therapeutics - expires 6/15/11	5,254	0.0%
Mediquest Therapeutics - expires 6/15/12	1,539	0.0%
Mediquest Therapeutics - Promissory Note	48,770	0.2%
	$578,406	2.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§   Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.ºº	12/28/04 - 11/8/05	$170,534	$219,258	0.8%
GMP Companies, Inc.ºº	5/31/06 - 7/23/07	125,133	126,788	0.4%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06	–	10,816	0.0%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06 - 10/4/06	–	5,342	0.0%
Mediquest Therapeutics - Promissory Noteºº	10/12/07	48,770	48,770	0.2%
Mediquest Therapeuticsºº	5/11/06 - 6/15/06	160,640	160,639	0.6%
Mediquest Therapeutics - expires 6/15/11ºº	5/11/06 - 6/15/06	–	5,254	0.0%
Mediquest Therapeutics - expires 6/15/12ºº	10/12/07	1,774	1,539	0.0%
Morgan Stanley Co. convertible, (Gilead Sciences, Inc.), 0% (144A)	10/17/07	390,999	416,185	1.4%
		$897,850	$994,591	3.4%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Global Life Sciences Portfolio	$7,538,644

Janus Aspen Series December 31, 2007 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Life Sciences Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income

14 Janus Aspen Series December 31, 2007

through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Global Life Sciences Portfolio	$1,691,962

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Global Life Sciences Portfolio	$1,739,662

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $294,930 and $226,763 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investments and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements (continued)

Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

16 Janus Aspen Series December 31, 2007

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio $69 for Institutional Shares and $540 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Global Life Sciences Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$2,805,838	$2,385,838	$4,421	$420,000
Janus Institutional Cash Reserves Fund	567,081	592,540	410	–
Janus Institutional Money Market Fund – Institutional Shares	5,592,387	5,592,387	3,303	–
Janus Money Market Fund – Institutional Shares	748,000	748,000	268	–
	$9,713,306	$9,318,765	$8,402	$420,000

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

18 Janus Aspen Series December 31, 2007

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$–	$–	$(1,344,560)	$(992)	$(1,307)	$5,314,833

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2011
Janus Aspen Global Life Sciences Portfolio	$(1,344,560)

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Life Sciences Portfolio	$4,726,756

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$25,565,344	$6,473,725	$(1,121,472)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(180,519)
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(240,433)

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Global Life Sciences Portfolio	1.09%	1.10%	0.95%	0.90%	0.97%	1.34%	1.35%	1.20%	1.15%	1.22%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	70	101
Reinvested dividends and distributions	–	–
Shares repurchased	(129)	(175)
Net Increase/(Decrease) in Portfolio Shares	(59)	(74)
Shares Outstanding, Beginning of Period	360	434
Shares Outstanding, End of Period	301	360
Transactions in Portfolio Shares – Service Shares
Shares sold	232	484
Reinvested dividends and distributions	–	–
Shares repurchased	(795)	(1,141)
Net Increase/(Decrease) in Portfolio Shares	(563)	(657)
Shares Outstanding, Beginning of Period	2,797	3,454
Shares Outstanding, End of Period	2,234	2,797

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short sales) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Life Sciences Portfolio	$23,700,728	$30,390,514	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the

20 Janus Aspen Series December 31, 2007

"Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Life Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Life Sciences Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

22 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

Janus Aspen Series December 31, 2007 23

Additional Information (unaudited) (continued)

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer

24 Janus Aspen Series December 31, 2007

group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 25

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be

26 Janus Aspen Series December 31, 2007

other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2007

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

* Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series December 31, 2007 29

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

30 Janus Aspen Series December 31, 2007

Officers

Name, Address and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Portfolio Manager Janus Aspen Global Life Sciences Portfolio	5/07-Present	Vice President and Research Analyst for Janus Capital, and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2007 31

Notes

32 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-713 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Global Technology Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	26

Additional Information	27

Explanations of Charts, Tables and Financial Statements	30

Designation Requirements	33

Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot

This portfolio pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson

portfolio manager

Performance Overview

During the 12 months ended December 31, 2007, Janus Aspen Global Technology Portfolio's Institutional Shares, Service Shares and Service II Shares advanced 22.07%, 21.70% and 21.75% respectively. By comparison, the Portfolio's benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM, and the S&P 500® Index returned 15.10% and 5.49%, respectively.

Investment Strategy

Janus Aspen Global Technology Portfolio's objective is to seek long-term growth of capital. I work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, I believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Portfolio's investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. When we invest in a company, we believe the value of the company is more than the value of the stock. Third, when constructing the Portfolio, I deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

To anticipate changes in foreign currency, I may hedge a portion of the Portfolio's foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and sell currencies in order to fix a price for foreign securities. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Portfolio.

Contributors to Portfolio Performance

The strongest contributor to the Portfolio's performance was China-based solar technology company JA Solar Holdings, an initial public offering in the first calendar quarter of 2007. Although the company benefited from the market run-up in many solar stocks, I believe JA Solar has a competitive advantage due to its low manufacturing costs compared with U.S. and European solar-cell producers. In the long term, as the use of solar technology increases, I believe cost-competitive and innovative companies like JA Solar will benefit.

Another notable performer was Apple. Apple's performance was boosted by strong earnings and hype surrounding its iPhone, a new product that combines a mobile phone, a wide-screen iPod and the Internet in a small handheld device. In our opinion, the iPhone has certainly helped drive the stock, but the key reasons we own the company are the innovation and ease-of-use in its products. I believe Apple will continue to gain consumer market share.

Research In Motion, the Canadian company that makes the popular BlackBerry handheld device, performed well during the period. We own this company because I believe mobile phones are going to become more complex with more data, music and e-mail capabilities. I think Apple's iPhone will actually increase interest in the BlackBerry and thus the overall market. Although the BlackBerry is especially prevalent in corporate settings, I believe there is still a tremendous amount of market share to gain.

The robust solar market also benefited U.S.-based SunPower Corp, a solar cell manufacturer, which posted strong results during the year. Higher oil prices and the quest for environmentally friendlier forms of energy have been boosting interest in all types of alternative energy, including solar power. Solar power is another prominent theme within the Portfolio.

Detractors from Performance

Wireless provider LM Ericsson, in Sweden, was the largest detractor. It was down 40% in the fourth quarter. The company lowered its earnings and revenue forecasts, due to weaker than expected demand for wireless telecom

2 Janus Aspen Series December 31, 2007

(unaudited)

infrastructure products. I still believe that the company, over the longer term, will benefit from the expected increase in wireless traffic and the corresponding need to spend on infrastructure.

Silicon-On-Insulator Technologies (SOITEC), a French company that manufactures silicon for semiconductor chips for high-end computers, was another detractor. SOITEC's heavy reliance on Advanced Micro Devices and its unsuccessful efforts to get contracts with other companies hurt results. Also, the strong euro relative to the dollar squeezed the company's margins, with euro-cost base and dollar-based revenues. I exited the position during the year.

Akamai Technologies, a content distribution network company that delivers large amounts of content over a broad area for other companies, suffered from increased competition. I believe that the area of content distribution service will continue to grow, as will the outsourcing of Internet services. I feel this industry will eventually consolidate with a handful of players as part of this process, and Akamai and others have been aggressive in pricing to pursue business.

Another detractor was China-based Actions Semiconductor. The company has unsuccessfully attempted to produce more sophisticated, high-end products. As a result, Actions Semiconductor suffered from weakness in semiconductor pricing. Similarly, computer memory chip producer Samsung Electronics was hurt by overall weakness in pricing for DRAM and NAND memory technology. I believe Samsung is the lowest-cost producer and the clear leader in this field. Once prices recover, I feel Samsung is well positioned in memory products, as well as other businesses such as flat panel displays and mobile phones.

Looking Ahead

As mentioned, I am very focused on anticipating change, figuring out which companies are going to win on a multi-year basis in the product marketplace and on finding companies where the price of the stock is below the value of the cash flows of the company. My goal will continue to be to leverage the strong, grassroots research foundation of Janus to uncover what I believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
JA Solar Holdings Company, Ltd. (ADR)	2.94%
Apple, Inc.	2.49%
Cypress Semiconductor Corp.	2.10%
First Solar, Inc.	2.02%
SunPower Corp. - Class A	1.90%

5 Largest Detractors from Performance – Holdings

Contribution
Telefonaktiebolaget LM Ericsson (ADR)	(0.92)%
Silicon-On-Insulator Technologies (SOITEC)	(0.84)%
Akamai Technologies, Inc.	(0.60)%
SAVVIS, Inc.	(0.58)%
KLA-Tencor Corp.	(0.54)%

5 Largest Contributors to Performance – Sectors

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(% of Net Assets)	Index Weighting
Information Technology	11.71%	74.85%	15.69%
Industrials	10.01%	8.10%	11.22%
Consumer Discretionary	1.84%	10.82%	9.92%
Materials	0.48%	1.47%	3.13%
Telecommunication Services	0.41%	2.82%	3.64%

5 Lowest Contributors/Detractors to Performance – Sectors

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(% of Net Assets)	Index Weighting
Other*	(0.26)%	0.06%	0.00%
Utilities	0.00%	0.00%	3.54%
Financials	0.00%	0.00%	20.57%
Energy	0.00%	0.00%	10.82%
Consumer Staples	0.00%	0.00%	9.52%

*Industry not classified by Global Classification Standard

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

KLA-Tencor Corp. Semiconductor Equipment	3.8%
Corning, Inc. Telecommunication Equipment - Fiber Optics	3.6%
JA Solar Holdings Company, Ltd. (ADR) Energy - Alternate Sources	3.1%
Sony Corp. Audio and Video Products	2.7%
ARM Holdings PLC Electronic Components - Semiconductors	2.4%
15.6%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 16.9% of total net assets.

* Includes Securities Sold Short of (0.4)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007							Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Global Technology Portfolio - Institutional Shares	22.07%		16.89%		(7.53)%		0.85%	0.85	%(a)
Janus Aspen Global Technology Portfolio - Service Shares	21.70%		16.61%		(7.76)%		1.10%	1.10	%(b)
Janus Aspen Global Technology Portfolio - Service II Shares	21.75%		16.77%		(7.76)%		1.10%	1.10	%(c)
S&P 500® Index	5.49%		12.83%		1.79%
Morgan Stanley Capital International World Information Technology Index	15.10%		14.91%		(7.42	)%**
Lipper Quartile - Institutional Shares	1	st	2	nd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Science and Technology Funds	12/57		23/52		10/15

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

(b)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

(c)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2006.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1077.30	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,075.90	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45
Expense Example - Service II Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,076.50	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

(1) Expenses are equal to the annualized expense ratio of 0.82% for Institutional Shares, 1.07% for Service Shares and 1.07% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Portfolio's losses are potentially unlimited in a short sale transaction. The Portfolio's use of short sales in effect leverages the Portfolio's portfolio. The Portfolio's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of sales loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Barney H. Wilson is the sole Portfolio Manager of Janus Aspen Global Technology Portfolio.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Janus Aspen Series December 31, 2007 7

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 95.0%
Advertising Sales - 0.7%
23,110	Lamar Advertising Co. - Class A*	$1,110,898
Aerospace and Defense - 0.6%
101,598	BAE Systems PLC**	1,007,062
Aerospace and Defense - Equipment - 1.2%
17,310	Alliant Techsystems, Inc.*	1,969,186
Applications Software - 5.5%
46,045	Infosys Technologies, Ltd.	2,067,877
48,765	Microsoft Corp.	1,736,034
114,680	Red Hat, Inc.*	2,389,931
258,100	Satyam Computer Services, Ltd.	2,960,193
		9,154,035
Audio and Video Products - 2.7%
83,200	Sony Corp.**	4,565,978
Batteries and Battery Systems - 2.1%
307,465	BYD Company, Ltd.	2,034,808
776,000	BYD Electronic Company, Ltd.*	1,502,854
		3,537,662
Casino Services - 0.5%
20,685	International Game Technology	908,692
Chemicals - Diversified - 1.7%
18,800	Shin-Etsu Chemical Company, Ltd.**	1,190,220
5,764	Wacker Chemie A.G.**	1,647,920
		2,838,140
Computer Software - 0.3%
15,000	Omniture, Inc.*,#	499,350
Computers - 6.5%
15,785	Apple, Inc.*,**	3,126,693
65,860	Dell, Inc.*	1,614,229
67,040	Hewlett-Packard Co.**	3,384,179
23,890	Research In Motion, Ltd. (U.S. Shares)**	2,709,126
		10,834,227
Computers - Peripheral Equipment - 1.4%
62,128	Logitech International S.A.*	2,271,446
Consulting Services - 0.7%
73,210	Genpact, Ltd.*,#	1,114,988
Data Processing and Management - 0.5%
21,295	Paychex, Inc.	771,305
Decision Support Software - 0.5%
45,190	DemandTec, Inc.*	871,715
E-Commerce/Services - 0.4%
206,500	Alibaba.com Corp.*,#	732,307
Electric Products - Miscellaneous - 2.1%
191,000	Sharp Corp.*,**	3,458,008
Electronic Components - Miscellaneous - 2.8%
384,336	Hon Hai Precision Industry Company, Ltd.**	2,394,248
54,258	Koninklijke (Royal) Philips Electronics N.V.**	2,341,524
		4,735,772
Electronic Components - Semiconductors - 8.9%
1,614,057	ARM Holdings PLC**	3,983,659
49,930	IPG Photonics Corp.*	998,101
27,300	MediaTek, Inc.**	354,447
47,795	Microchip Technology, Inc.	1,501,719
91,455	Microsemi Corp.*,#	2,024,814

Shares/Principal/Contract Amounts		Value
Electronic Components - Semiconductors - (continued)
142,424	MIPS Technologies, Inc.*,#	$706,423
5,388	Samsung Electronics Company, Ltd.**	3,186,271
80,730	SiRF Technology Holdings, Inc.*,**,#	2,028,745
24,100	Spreadtrum Communications, Inc. (ADR)*,#	295,466
		15,079,645
Electronic Connectors - 0.9%
32,550	Amphenol Corp. - Class A	1,509,344
Electronic Measuring Instruments - 1.8%
48,540	Memsic, Inc.*	491,710
83,980	Trimble Navigation, Ltd.*	2,539,555
		3,031,265
Energy - Alternate Sources - 6.2%
22,660	Comverge, Inc.*,#	713,563
3,905	First Solar, Inc.*	1,043,182
124,000	Gintech Energy Corp.**	1,219,885
73,505	JA Solar Holdings Company, Ltd. (ADR)*	5,131,384
10,190	SunPower Corp. - Class A*,**,#	1,328,674
11,305	Suntech Power Holdings Company, Ltd. (ADR)*	930,628
		10,367,316
Engineering - Research and Development Services - 0.8%
45,012	ABB, Ltd.	1,306,541
Enterprise Software/Services - 2.6%
19,830	Concur Technologies, Inc.	718,044
139,705	Oracle Corp.*	3,154,539
16,100	Taleo Corp.*	479,458
		4,352,041
Entertainment Software - 1.8%
51,100	Electronic Arts, Inc.*	2,984,751
E-Services/Consulting - 1.0%
110,340	RightNow Technologies, Inc.*,#	1,748,889
Human Resources - 0.5%
22,305	Kenexa Corp.*	433,163
32,245	SuccessFactors, Inc.*,#	381,136
		814,299
Internet Applications Software - 1.3%
38,835	DealerTrack Holdings, Inc.*	1,299,807
23,900	Vocus, Inc.*	825,267
		2,125,074
Internet Connectivity Services - 1.7%
46,730	NDS Group PLC (ADR)**	2,768,285
Internet Security - 0.4%
41,985	Symantec Corp.*	677,638
Machinery - General Industrial - 0.8%
1,552,000	Shanghai Electric Group Company, Ltd.	1,313,753
Medical - Biomedical and Genetic - 0.8%
30,225	Celgene Corp.*	1,396,697
Medical - Drugs - 1.9%
14,325	Merck & Company, Inc.	832,426
4,835	Roche Holding A.G.	834,927
22,630	Shire PLC (ADR)**	1,560,339
		3,227,692
Networking Products - 1.6%
99,420	Cisco Systems, Inc.*	2,691,299

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Power Converters and Power Supply Equipment - 2.0%
63,390	Advanced Energy Industries, Inc.*	$829,141
36,000	China High Speed Transmission Equipment Group Company, Ltd.*	96,038
22,012	Suzlon Energy, Ltd.	1,081,777
11,843	Vestas Wind Systems A.S.*	1,278,346
		3,285,302
Retail - Consumer Electronics - 1.9%
29,375	Best Buy Company, Inc.#	1,546,594
14,850	Yamada Denki Company, Ltd.**	1,707,223
		3,253,817
Semiconductor Components/Integrated Circuits - 6.3%
152,635	Actions Semiconductor Company, Ltd. (ADR)*	622,751
363,190	Atmel Corp.*	1,568,981
68,460	Cypress Semiconductor Corp.*	2,466,614
136,980	Marvell Technology Group, Ltd.*	1,914,980
595,522	Siliconware Precision Industries Co.**	1,070,713
1,560,562	Taiwan Semiconductor Manufacturing Company, Ltd.**	2,983,866
		10,627,905
Semiconductor Equipment - 5.7%
102,010	ASML Holdings N.V. (U.S. Shares)*,**	3,191,893
133,275	KLA-Tencor Corp.	6,418,524
		9,610,417
Telecommunication Equipment - 1.4%
167,170	Arris Group, Inc.*	1,668,357
13,490	CommScope, Inc.*	663,843
		2,332,200
Telecommunication Equipment - Fiber Optics - 3.6%
251,495	Corning, Inc.**	6,033,365
Telecommunication Services - 4.7%
91,445	Amdocs, Ltd. (U.S. Shares)*,**	3,152,109
75,135	NeuStar, Inc. - Class A*	2,154,872
94,040	SAVVIS, Inc.*	2,624,656
		7,931,637
Television - 0.6%
87,469	British Sky Broadcasting Group PLC**	1,077,672
Web Hosting/Design - 1.0%
8,095	Equinix, Inc.*,#	818,162
130,265	Terremark Worldwide, Inc.*,#	846,722
		1,664,884
Web Portals/Internet Service Providers - 1.2%
1,905	Google, Inc. - Class A*	1,317,269
28,400	Yahoo!, Inc.*	660,584
		1,977,853
Wireless Equipment - 3.4%
77,015	Crown Castle International Corp.*	3,203,824
20,745	QUALCOMM, Inc.	816,316
73,155	Telefonaktiebolaget LM Ericsson (ADR)	1,708,169
		5,728,309
Total Common Stock (cost $125,098,318)		159,298,661
Equity-Linked Structured Notes - 0.5%
Finance - Investment Bankers/Brokers - 0.5%
25,960	Goldman Sachs, Inc., convertible (Omniture, Inc.), 0% (144A)§ (cost $742,456)	794,039

Shares/Principal/Contract Amounts		Value
Money Markets - 5.4%
$9,047,008	Janus Institutional Cash Management Fund - Institutional Shares, 4.98% (cost $9,047,008)	$9,047,008
Purchased Options - Puts - 0%
136	NASDAQ-100 Shares Trust expires January 2008 exercise price $49.00 (premiums paid $15,368)	5,440
Other Securities - 4.7%
5,565,280	Allianz Dresdner Daily Asset Fund†	5,565,280
1,311,519	Repurchase Agreements†	1,311,519
1,008,393	Time Deposits†	1,008,393
Total Other Securities (cost $7,885,192)		7,885,192
Total Investments (total cost $142,788,342) – 105.6%		177,030,340
Securities Sold Short - (0.4)%
Electronic Components - Semiconductors - (0.1)%
10,080	OmniVision Technologies, Inc.*	(157,752)
Investment Companies - (0.3)%
11,425	PowerShares QQQ	(585,188)
Total Securities Sold Short (proceeds $719,441)		(742,940)
Liabilities, net of Cash, Receivables and Other Assets – (5.2)%		(8,639,753)
Net Assets – 100%		$167,647,647

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$3,029,968	1.7%
Canada	2,709,126	1.5%
Cayman Islands	1,553,379	0.9%
China	11,010,572	6.2%
Denmark	1,278,346	0.7%
Germany	1,647,920	0.9%
Hong Kong	96,038	0.1%
India	6,109,847	3.5%
Japan	10,921,429	6.2%
Netherlands	5,533,417	3.1%
South Korea	3,186,271	1.8%
Sweden	1,708,169	1.0%
Switzerland	4,412,914	2.5%
Taiwan	8,023,159	4.5%
United Kingdom	13,549,126	7.6%
United States††	102,260,659	57.8%
Total	$177,030,340	100.0%

††Includes Short-Term Securities and Other Securities (48.2% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

Country	Value	% of Securities Sold Short
United States	$(742,940)	100.0%
Total	$(742,940)	100.0%

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2007

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 5/14/08	1,498,000	$2,969,696	$58,594
Euro 5/2/08	1,650,000	2,413,410	36,510
Japanese Yen 5/2/08	137,000,000	1,242,455	39,596
South Korean Won 5/14/08	1,270,000,000	1,371,120	21,195
Taiwan Dollar 5/14/08	35,000,000	1,097,402	(7,060)
Total		$9,094,083	$148,835

Value
Schedule of Written Options - Calls
Apple, Inc. expires April 2008 32 contracts exercise price $175.00	$(114,400)
Research In Motion, Ltd. expires March 2008 51 contracts exercise price $115.00	(57,630)
Sunpower Corp. expires March 2008 59 contracts exercise price $95.00	(237,180)
Total Written Options - Calls (Premiums received $136,364)	$(409,210)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Global Technology Portfolio
Assets:
Investments at cost(1)	$142,788
Investments at value(1)	$167,983
Affiliated money market investments	9,047
Cash denominated in foreign currency (cost $354)	354
Deposits with broker for short sales	719
Receivables:
Portfolio shares sold	65
Dividends	12
Interest	37
Non-interested Trustees' deferred compensation	3
Other assets	2
Forward currency contracts	156
Total Assets	178,378
Liabilities:
Payables:
Short sales, at value (proceeds $719)	743
Options written, at value (premiums received of $136)	409
Collateral for securities loaned (Note 1)	7,885
Due to custodian	267
Investments purchased	739
Portfolio shares repurchased	256
Advisory fees	91
Transfer agent fees and expenses	1
Distribution fees - Service Shares	29
Distribution fees - Service II Shares	6
Legal fees	5
Non-interested Trustees' fees and expenses	2
Short sales dividend	1
Non-interested Trustees' deferred compensation fees	3
Accrued expenses	286
Forward currency contracts	7
Total Liabilities	10,730
Net Assets	$167,648
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$523,444
Undistributed net investment income/(loss)*	112
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(390,003)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	34,095
Total Net Assets	$167,648
Net Assets - Institutional Shares	$4,093
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	815
Net Asset Value Per Share	$5.02
Net Assets - Service Shares	$137,367
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	26,534
Net Asset Value Per Share	$5.18
Net Assets - Service II Shares	$26,188
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,962
Net Asset Value Per Share	$5.28

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $7,612,450 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Global Technology Portfolio
Investment Income:
Interest	$9
Securities lending income	89
Dividends	2,149
Dividends from affiliates	250
Foreign tax withheld	(130)
Total Investment Income	2,367
Expenses:
Advisory fees	1,032
Transfer agent fees and expenses	6
Registration fees	2
Custodian fees	45
Professional fees	12
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	333
Distribution fees - Service II Shares	64
Printing expenses	164
Short sales dividend expense	1
Other expenses	58
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,725
Expense and Fee Offset	(1)
Net Expenses	1,724
Net Investment Income/(Loss)	643
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	29,604
Net realized gain/(loss) from short sales	(315)
Net realized gain/(loss) from options contracts	(1,439)
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	2,995
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	30,845
Net Increase/(Decrease) in Net Assets Resulting from Operations	$31,488

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31, 2007	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$643	$(194)
Net realized gain/(loss) from investments and foreign currency transactions	29,604	25,814
Net realized gain/(loss) from short sales	(315)	–
Net realized gain/(loss) from option contracts	(1,439)	40
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	2,995	(13,627)
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	31,488	12,033
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(17)	–
Service Shares	(438)	–
Service II Shares	(81)	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(536)	–
Capital Share Transactions:
Shares sold
Institutional Shares	2,095	555
Service Shares	16,722	15,099
Service II Shares	4,273	4,128
Redemption fees
Service II Shares	8	15
Reinvested dividends and distributions
Institutional Shares	17	–
Service Shares	438	–
Service II Shares	81	–
Shares repurchased
Institutional Shares	(1,279)	(1,075)
Service Shares	(37,603)	(30,917)
Service II Shares	(7,878)	(7,059)
Net Increase/(Decrease) from Capital Share Transactions	(23,126)	(19,254)
Net Increase/(Decrease) in Net Assets	7,826	(7,221)
Net Assets:
Beginning of period	159,822	167,043
End of period	$167,648	$159,822
Undistributed net investment income/(loss)*	$112	$(1)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$4.13		$3.82	$3.42	$3.39	$2.31
Income from Investment Operations:
Net investment income/(loss)	–		.03	.05	.02	(.01)
Net gain/(loss) on securities (both realized and unrealized)	.91		.28	.35	.01	1.09
Total from Investment Operations	.91		.31	.40	.03	1.08
Less Distributions:
Dividends (from net investment income)*	(.02)		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Total Distributions	(.02)		–	–	–	–
Net Asset Value, End of Period	$5.02		$4.13	$3.82	$3.42	$3.39
Total Return	22.07%		8.12%	11.70%	0.88%	46.75%
Net Assets, End of Period (in thousands)	$4,093		$2,673	$2,989	$4,423	$5,580
Average Net Assets for the Period (in thousands)	$3,293		$2,823	$3,100	$4,887	$3,871
Ratio of Gross Expenses to Average Net Assets(1)	0.82	%(2)	0.83%	0.73%	0.72%	0.85%
Ratio of Net Expenses to Average Net Assets(1)	0.82	%(2)	0.83%	0.73%	0.72%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.70%		0.13%	0.01%	0.19%	(0.22)%
Portfolio Turnover Rates	67%		89%	42%	30%	46%

Service Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$4.27		$3.96	$3.55	$3.53	$2.41
Income from Investment Operations:
Net investment income/(loss)	.02		–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	.91		.31	.41	.02	1.12
Total from Investment Operations	.93		.31	.41	.02	1.12
Less Distributions:
Dividends (from net investment income)*	(.02)		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Total Distributions	(.02)		–	–	–	–
Net Asset Value, End of Period	$5.18		$4.27	$3.96	$3.55	$3.53
Total Return	21.70%		7.83%	11.55%	0.57%	46.47%
Net Assets, End of Period (in thousands)	$137,367		$132,281	$138,172	$151,354	$180,513
Average Net Assets for the Period (in thousands)	$133,221		$134,175	$134,959	$161,072	$147,151
Ratio of Gross Expenses to Average Net Assets(1)	1.07	%(2)	1.08%	0.98%	0.97%	1.10%
Ratio of Net Expenses to Average Net Assets(1)	1.07	%(2)	1.08%	0.98%	0.97%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.39%		(0.12)%	(0.24)%	(0.06)%	(0.44)%
Portfolio Turnover Rates	67%		89%	42%	30%	46%

*  See Note 3 in Notes to Financial Statements.

(1)  See Note 4 in Notes to Financial Statements.

(2)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would have been 0.82% for Institutional Shares and 1.07% for Service Shares in 2007 without the inclusion of dividends on short positions.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Service II Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$4.35		$4.03	$3.62	$3.59	$2.44
Income from Investment Operations:
Net investment income/(loss)	.02		–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	.93		.32	.41	.03	1.14
Total from Investment Operations	.95		.32	.41	.03	1.14
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Redemption fees	–	(1)	– (1)	– (1)	– (1)	.01
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	(.02)		–	–	–	.01
Net Asset Value, End of Period	$5.28		$4.35	$4.03	$3.62	$3.59
Total Return	21.75	%(3)	7.94%	11.33%	0.84%	47.13%
Net Assets, End of Period (in thousands)	$26,188		$24,868	$25,882	$27,404	$28,634
Average Net Assets for the Period (in thousands)	$25,482		$25,605	$24,247	$25,926	$21,419
Ratio of Gross Expenses to Average Net Assets(4)	1.07	%(5)	1.08%	0.99%	0.97%	1.10%
Ratio of Net Expenses to Average Net Assets(4)	1.07	%(5)	1.08%	0.98%	0.97%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.39%		(0.13)%	(0.25)%	(0.06)%	(0.44)%
Portfolio Turnover Rates	67%		89%	42%	30%	46%

*  See Note 3 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would have been 1.07% for Service II Shares in 2007 without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 15

Notes to Schedule of Investments

Lipper Variable Annuity Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Technology Portfolio
Goldman Sachs, Inc. convertible, (Omniture, Inc.), 0% (144A)	11/20/07	$742,456	$794,039	0.5%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Global Technology Portfolio	$47,845,990

16 Janus Aspen Series December 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Global Technology Portfolio	$7,612,450

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Global Technology Portfolio	$7,885,192

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $1,311,519 and $1,008,393 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between

18 Janus Aspen Series December 31, 2007

the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized losses of $1,556,046 for written options during the fiscal year ended December 31, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2007 was as follows:

Call Options	Number of Contracts		Premiums Received
Janus Aspen Global Technology Portfolio
Options Outstanding at December 31, 2006	785		$112,297
Options written	4,140	(1)	1,280,600
Options expired	–		–
Options closed	(4,783)		(1,256,533)
Options exercised	–		–
Options outstanding at December 31, 2007	142		$136,364

(1) Adjusted for Game Stop Corp. - Class A 2 for 1 Stock Split 3/19/07

Put Options	Number of Contracts	Premiums Received
Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2006	50	$14,200
Options written	–	–
Options expired	–	–
Options closed	(50)	(14,200)
Options exercised	–	–
Options outstanding at December 31, 2007	–	$–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the

20 Janus Aspen Series December 31, 2007

Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $7,947 for the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio $41 for Service II Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Share's and of Service II Share's respective average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Global Technology Portfolio
Janus Institutional Cash Management Fund - Institutional Shares	$16,612,699	$7,565,691	$111,050	$9,047,008
Janus Institutional Cash Reserves Fund	2,324,111	5,573,468	15,995	–
Janus Institutional Money Market Fund - Institutional Shares	42,113,163	42,113,163	96,856	–
Janus Money Market Fund - Institutional Shares	8,356,344	16,887,024	26,490	–
	$69,406,317	$72,139,346	$250,391	$9,047,008

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Technology Portfolio	$113,614	$–	$(389,627,541)	$–	$(8,245)	$33,726,148

22 Janus Aspen Series December 31, 2007

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012
Janus Aspen Global Technology Portfolio	$(231,201,630)	$(148,365,762)	$(8,794,052)	$(1,266,097)

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Technology Portfolio	$28,222,196

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Global Technology Portfolio	$143,007,848	$42,331,925	$(8,309,433)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

	Distributions
For the fiscal year ended December 31, 2007 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Technology Portfolio	$535,673	$–	$–	$–
	Distributions
For the fiscal year ended December 31, 2006 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Technology Portfolio	$–	$–	$–	$(249,285)

Janus Aspen Series December 31, 2007 23

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares					Service II Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003	2007(1)	2006(1)	2005(1)	2004(1)	2003	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Global Technology Portfolio	0.82%	0.83%	0.73%	0.72%	0.85%	1.07%	1.08%	0.98%	0.97%	1.10%	1.07%	1.08%	0.99%	0.97%	1.10%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	442	137
Reinvested dividends and distributions	3	–
Shares repurchased	(277)	(272)
Net Increase/(Decrease) in Portfolio Shares	168	(135)
Shares Outstanding, Beginning of Period	647	782
Shares Outstanding, End of Period	815	647
Transactions in Portfolio Shares – Service Shares
Shares sold	3,409	3,723
Reinvested dividends and distributions	85	–
Shares repurchased	(7,963)	(7,632)
Net Increase/(Decrease) in Portfolio Shares	(4,469)	(3,909)
Shares Outstanding, Beginning of Period	31,003	34,912
Shares Outstanding, End of Period	26,534	31,003
Transactions in Portfolio Shares – Service II Shares
Shares sold	875	1,007
Reinvested dividends and distributions	15	–
Shares repurchased	(1,648)	(1,708)
Net Increase/(Decrease) in Portfolio Shares	(758)	(701)
Shares Outstanding, Beginning of Period	5,720	6,421
Shares Outstanding, End of Period	4,962	5,720

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Technology Portfolio	$105,724,426	$127,496,718	$–	$381,328

24 Janus Aspen Series December 31, 2007

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

26 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Janus Aspen Series December 31, 2007 27

Additional Information (unaudited) (continued)

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than

28 Janus Aspen Series December 31, 2007

increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. Options

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates. The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

30 Janus Aspen Series December 31, 2007

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Aspen Series December 31, 2007 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Global Technology Portfolio	48%

Janus Aspen Series December 31, 2007 33

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943 Chairman	Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

  *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

34 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 35

Trustees and Officers (unaudited) (continued)

Officers

Name, Address and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Aspen Global Technology Portfolio	2/06-Present	Vice President and Research Analyst for Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2004) for Lincoln Equity Management.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-714 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	25

Additional Information	26

Explanations of Charts, Tables and Financial Statements	29

Designation Requirements	32

Trustees and Officers	33

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Growth and Income Portfolio

(unaudited)

Portfolio Snapshot

This growth portfolio seeks to create capital appreciation and income through all types of market conditions by leveraging the best ideas of the Janus Research Team.

Marc Pinto

portfolio manager

Performance Overview

For the 12-month period ended December 31, 2007, the Portfolio outpaced its primary benchmark with its Institutional Shares and Service Shares returning 8.70% and 8.44%, respectively. The Portfolio's primary benchmark, the S&P 500® Index and its secondary benchmark, the Russell 1000® Growth Index, returned 5.49% and 11.81%, respectively.

Economic Overview

Despite a volatile and weak second half of the year, equity markets worldwide managed to turn in modest gains over the 12-month period ended December 31, 2007. Much of the year's gains came during the first half amid continued expansion in the global economy and an active merger and acquisition (M&A) environment, but problems in the U.S. credit markets started to rattle investor confidence in July. Many indices retreated from recent peaks as investors digested a number of issues stemming from the subprime mortgage and structured debt markets. Credit market turmoil, subprime-related write-offs, continued weakness in the U.S. housing market, central bank intervention and the first year-over-year decline in domestic corporate earnings since 2002 were just some of the main themes dominating sentiment during the latter half of 2007. Through all of this, emerging country stocks tended to be the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies with small-cap value issues among the laggards.

As December came to a close, many themes supporting equity prices were fading. While domestic valuations were still considered to be reasonable, particularly with interest rates well off of their period highs, mixed signals on the financial health of the U.S. consumer and slowing earnings momentum were becoming a greater concern. One pillar of strength during the year, the labor market, showed signs that it may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. While job growth remained strong for much of the year, a weak December reading left some doubt about continued near-term strength. In the end, the questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world will follow suit.

Stocks That Contributed to Performance

The Portfolio's outperformance can be attributed primarily to its overweight position relative to the Index in energy stocks and to strong stock selection in the materials sector.

Oil Company Hess Corp was the top contributor to performance for the year. The company benefited from the rising price of oil during 2007 and increased appreciation for the future production potential from Hess' new projects, including deep-water projects in the Gulf of Mexico and off the coast of Brazil. I believe that Hess remains undervalued given the potential reserves in these projects.

Tata Steel was another strong individual contributor. The stock was first purchased in March 2006. The investment thesis was based on the fact that the company is an integrated steel producer, meaning it controls its own iron ore, and it had high operating margins with a strong balance sheet. It seemed to be an obvious way to participate in the growth of the Indian economy. Unfortunately, the emerging market sector immediately sold off in the summer of 2006. Tata shares went even lower after the company won a three-month bidding war for U.K.-based steelmaker Corus Steel. The market appeared as if Tata destroyed shareholder value by overpaying for Corus (Tata paid 34% more than its initial bid) and diluting its own high-return business. In addition, investors feared that the company employed significant financial leverage while simultaneously raising its operating leverage to the steel pricing cycle. While this may have been a rational response, I held on to the stock based on my belief that the company would benefit from an increased marketing presence in Europe. Perseverance paid off. Not only did Tata Steel successfully complete the financing, but steel prices also rose steadily. I harvested gains in the name and exited the position. The Portfolio also used listed options and total return swaps to fully utilize the research process. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Portfolio.

Weak Performers Included E-TRADE and Advanced Micro Devices

E-TRADE Financial Corp. was the largest detractor from performance. I initiated a position in E-TRADE due to its growth prospects in the online brokerage industry. However, the company recently disclosed greater-than-expected losses in

2 Janus Aspen Series December 31, 2007

(unaudited)

its mortgage portfolio, stemming from the recent subprime credit meltdown. I exited the position.

The Portfolio's holding in Advanced Micro Devices was a detractor in the microprocessor industry. The company was forced to pare back its ambitious plan to gain market share when it became evident that rival Intel would successfully defend its market position through its balance sheet and manufacturing capacity. Intel proved better prepared to weather margin pressure from the ensuing price war, resulting in a setback for AMD. As such I chose to exit the position.

Outlook

With U.S. equity markets struggling late in the year, the investment team will continue to closely monitor several factors for directional cues. First, despite the weakness in the U.S. housing sector and related credit market turmoil, U.S. employment had been a pillar of support for the economy. With signs of weakening at the end of the year, however, we will continue to watch the labor market closely for any sign of prolonged weakness and whether December's weaker-than-expected report was an aberration. We will also monitor conditions in the credit markets for signs of further deterioration. As the Federal Reserve (Fed) works to balance its dual mandate of sustainable growth and price stability, we will be watching for signs that suggest the Fed is behind the curve and whether it can be effective in navigating these uncertain economic times. Finally, as a "bottom-up" fundamental investor, I will continue to watch the future path of corporate earnings, credit conditions, liquidity, and balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile.

Manager Change

In closing, effective November 7, 2007, I became manager of Janus Aspen Growth and Income Portfolio. A 13-year Janus veteran, I served as Assistant Portfolio Manager of Janus Growth and Income Fund (the Portfolio's retail counterpart) from 1995 to 1997. I am a classic growth investor, looking for strong fundamental businesses with top-notch management teams that are working to maximize shareholder value. Under my leadership, the Portfolio will continue to employ the same investment processes and leverage the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are hallmarks of Janus' research process.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Growth and Income Portfolio (unaudited)

Janus Aspen Growth and Income Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Hess Corp.	2.52%
Tata Steel, Ltd.	1.85%
Suntech Power Holdings Company, Ltd. (ADR)	1.24%
EnCana Corp. (U.S. Shares)	1.21%
Bharti Tele-Ventures, Ltd.	1.11%

5 Largest Detractors from Performance – Holdings

Contribution
E*TRADE Financial Corp.	(2.25)%
Advanced Micro Devices, Inc.	(1.49)%
Spansion, Inc. - Class A	(1.14)%
Citigroup, Inc.	(0.95)%
Fannie Mae	(0.70)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	7.28%	17.36%	10.82%
Industrials	2.43%	12.43%	11.22%
Materials	2.32%	3.40%	3.13%
Consumer Staples	1.43%	7.84%	9.52%
Health Care	1.18%	9.30%	11.95%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(5.81)%	11.61%	20.57%
Consumer Discretionary	(1.03)%	12.37%	9.92%
Utilities	(0.05)%	0.58%	3.54%
Other*	0.01%	0.03%	0.00%
Information Technology	0.64%	23.03%	15.69%

*Industry not classified by Global Classification Standard.

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Hess Corp. Oil Companies - Integrated	3.9%
General Electric Co. Diversified Operations	3.4%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	2.9%
CVS/Caremark Corp. Retail - Drug Store	2.8%
Exxon Mobil Corp. Oil Companies - Integrated	2.5%
15.5%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Growth and Income Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007							Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Growth and Income Portfolio - Institutional Shares	8.70%		12.82%		8.62%		0.87%
Janus Aspen Growth and Income Portfolio - Service Shares	8.44%		12.57%		8.36%		1.10%
S&P 500® Index	5.49%		12.83%		4.50%
Russell 1000® Growth Index	11.81%		12.11%		2.29%
Lipper Quartile - Institutional Shares	1	st	2	nd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	46/203		52/163		3/79

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$995.30	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23
Expense Example – Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$994.30	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

(1)  Expenses are equal to the annualized expense ratio of 0.83% for Institutional Shares and 1.08% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

Effective November 7, 2007, Marc Pinto is Portfolio Manager of Janus Aspen Growth and Income Portfolio.

*The Portfolio's inception date – May 1, 1998

Janus Aspen Series December 31, 2007 7

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 88.5%
Advertising Sales - 0.7%
12,190	Lamar Advertising Co. - Class A*	$585,973
Aerospace and Defense - 2.3%
11,885	BAE Systems PLC	117,807
10,920	Boeing Co.	955,063
16,695	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	761,125
		1,833,995
Agricultural Chemicals - 1.0%
15,720	Syngenta A.G. (ADR)**	796,375
Agricultural Operations - 0.4%
6,769	Archer-Daniels-Midland Co.	314,285
Apparel Manufacturers - 0.8%
40,650	Esprit Holdings, Ltd.	604,779
Applications Software - 1.0%
11,631	Infosys Technologies, Ltd.	522,347
27,126	Satyam Computer Services, Ltd.	311,113
		833,460
Athletic Footwear - 0.5%
5,795	NIKE, Inc. - Class B	372,271
Audio and Video Products - 0.4%
5,790	Sony Corp. (ADR)	314,397
Automotive - Cars and Light Trucks - 0.5%
19,915	Tata Motors, Ltd.	374,903
Beverages - Non-Alcoholic - 0.4%
5,790	Coca-Cola Co.	355,332
Brewery - 1.2%
11,610	InBev N.V.**	967,443
Cable Television - 0.3%
11,330	Comcast Corp. - Class A*	206,886
Casino Hotels - 0.2%
13,912	Crown, Ltd.*	164,251
Coal - 0.8%
10,120	Peabody Energy Corp.	623,797
Commercial Services - Finance - 0.9%
28,935	Western Union Co.	702,542
Computers - 1.1%
34,770	Dell, Inc.*	852,213
Computers - Integrated Systems - 0.2%
31,575	Bank Tec (144A)*,ºº,§	189,450
Computers - Memory Devices - 2.3%
99,960	EMC Corp.*	1,852,259
Cosmetics and Toiletries - 3.1%
17,465	Avon Products, Inc.	690,391
24,652	Procter & Gamble Co.	1,809,950
		2,500,341
Dental Supplies and Equipment - 0.4%
19,515	Align Technology, Inc.*,#	325,510
Diversified Operations - 3.8%
72,578	General Electric Co.**	2,690,467
237,000	Melco International Development, Ltd.*	356,249
		3,046,716

Shares/Principal/Contract Amounts		Value
E-Commerce/Services - 0.5%
5,975	eBay, Inc.*	$198,310
11,605	Liberty Media Corp. - Interactive*	221,424
		419,734
Electronic Components - Semiconductors - 4.3%
1,025	Samsung Electronics Company, Ltd.	606,148
3,684	Samsung Electronics Company, Ltd. (GDR)*	1,078,491
8,710	SiRF Technology Holdings, Inc.*,#	218,882
94,141	Spansion, Inc. - Class A*	369,974
36,111	Texas Instruments, Inc.	1,206,108
		3,479,603
Energy - Alternate Sources - 1.3%
2,190	JA Solar Holdings Company, Ltd. (ADR)*	152,884
10,365	Suntech Power Holdings Company, Ltd. (ADR)*	853,247
		1,006,131
Enterprise Software/Services - 1.1%
40,650	Oracle Corp.*,**	917,877
Entertainment Software - 1.1%
15,685	Electronic Arts, Inc.*	916,161
Finance - Credit Card - 2.3%
34,930	American Express Co.	1,817,059
Finance - Investment Bankers/Brokers - 2.8%
1,820	Goldman Sachs Group, Inc.	391,391
31,120	JP Morgan Chase & Co.	1,358,388
10,810	UBS A.G. (U.S. Shares)**	497,260
		2,247,039
Finance - Mortgage Loan Banker - 2.1%
41,655	Fannie Mae	1,665,367
Food - Canned - 0.4%
15,396	TreeHouse Foods, Inc.*	353,954
Food - Diversified - 1.3%
2,312	Nestle S.A.**	1,061,559
Forestry - 0.5%
5,505	Weyerhaeuser Co.	405,939
Hotels and Motels - 0.8%
13,935	Starwood Hotels & Resorts Worldwide, Inc.	613,558
Instruments - Controls - 0.3%
8,755	Watts Water Technologies, Inc. - Class A#	260,899
Machinery - Construction and Mining - 0.6%
6,150	Caterpillar, Inc.	446,244
Medical - Biomedical and Genetic - 0.3%
5,830	Celgene Corp.*	269,404
Medical - Drugs - 4.2%
23,305	Merck & Company, Inc.	1,354,254
9,505	Roche Holding A.G.**	1,641,361
8,725	Wyeth	385,558
		3,381,173
Medical - HMO - 1.3%
17,895	Coventry Health Care, Inc.*	1,060,279
Medical Instruments - 0.7%
11,035	Medtronic, Inc.	554,729
Medical Products - 0.6%
1,740	Nobel Biocare Holding A.G.**	465,027

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Multimedia - 0.8%
13,912	Consolidated Media Holdings, Ltd.	$51,290
26,760	News Corporation, Inc. - Class B	568,650
		619,940
Oil - Field Services - 1.1%
22,875	Halliburton Co.	867,191
Oil Companies - Exploration and Production - 3.7%
34,468	EnCana Corp. (U.S. Shares)	2,342,445
7,200	EOG Resources, Inc.	642,600
		2,985,045
Oil Companies - Integrated - 8.9%
21,795	Exxon Mobil Corp.	2,041,974
31,194	Hess Corp.	3,146,227
17,671	Suncor Energy, Inc.	1,932,581
		7,120,782
Oil Refining and Marketing - 1.4%
16,035	Valero Energy Corp.	1,122,931
Optical Supplies - 1.0%
5,825	Alcon, Inc. (U.S. Shares)**	833,208
Real Estate Operating/Development - 0.5%
90,765	Hang Lung Properties, Ltd.	410,933
Retail - Apparel and Shoe - 1.4%
31,311	Nordstrom, Inc.	1,150,053
Retail - Consumer Electronics - 0.7%
10,402	Best Buy Company, Inc.#	547,665
Retail - Drug Store - 2.8%
56,495	CVS/Caremark Corp.	2,245,676
Retail - Jewelry - 1.3%
22,005	Tiffany & Co.	1,012,890
Retail - Pet Food and Supplies - 0.7%
23,700	PETsMART, Inc.	557,661
Semiconductor Equipment - 0.9%
14,920	KLA-Tencor Corp.	718,547
Soap and Cleaning Preparations - 0.8%
11,605	Reckitt Benckiser PLC	673,095
Telecommunication Equipment - Fiber Optics - 0.9%
30,026	Corning, Inc.	720,324
Telecommunication Services - 1.5%
46,209	Bharti Tele-Ventures, Ltd.*	1,168,299
Television - 1.6%
103,441	British Sky Broadcasting Group PLC	1,274,457
Tobacco - 2.0%
21,485	Altria Group, Inc.	1,623,836
Toys - 0.9%
27,165	Marvel Entertainment, Inc.*	725,577
Transportation - Services - 0.5%
5,450	United Parcel Service, Inc. - Class B	385,424
Water - 0.8%
6,400	American States Water Co.	241,152
11,785	Aqua America, Inc.#	249,842
4,700	California Water Service Group#	173,994
		664,988

Shares/Principal/Contract Amounts		Value
Web Portals/Internet Service Providers - 2.9%
1,336	Google, Inc. - Class A*	$923,817
59,990	Yahoo!, Inc.*	1,395,368
		2,319,185
Wireless Equipment - 2.6%
6,420	American Tower Corp. - Class A*	273,492
35,390	Nokia Oyj (ADR)**	1,358,622
11,750	QUALCOMM, Inc.	462,363
		2,094,477
Total Common Stock (cost $57,875,766)		71,001,098
Equity-Linked Structured Notes - 2.4%
Finance - Investment Bankers/Brokers - 2.4%
28,244	Lehman Brothers Holdings, Inc. convertible, (Corning, Inc.) 10.55% (144A)§	672,207
7,355	Merrill Lynch & Company, Inc. convertible, (Apple, Inc.) 11.30% (144A)§	1,222,916
Total Equity-Linked Structured Notes (cost $1,754,954)		1,895,123
Preferred Stock - 1.5%
Metal - Diversified - 0.6%
3,685	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75%	556,140
Money Center Banks - 0.2%
760	UBS A.G. Jersey Branch, 37% (U.S. Shares) (144A)§	137,697
U.S. Government Agency - 0.7%
11,630	Fannie Mae, 8.25%	299,473
9,100	Freddie Mac, 8.375%	237,965
		537,438
Total Preferred Stock (cost $1,655,438)		1,231,275
Purchased Options - Calls - 1.3%
158	ConocoPhillips (LEAPS) expires January 2009 exercise price $70.00	354,710
253	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $35.00	253,000
102	J.C. Penney Company, Inc. (LEAPS) expires January 2010 exercise price $70.00	34,680
154	Nordstrom, Inc. (LEAPS) expires January 2010 exercise price $40.00	120,120
116	Procter & Gamble Co. expires January 2008 exercise price $70.00	41,760
122	Procter & Gamble Co. (LEAPS) expires January 2009 exercise price $65.00	148,840
150	Texas Instruments, Inc. (LEAPS) expires January 2010 exercise price $35.00	80,584
Total Purchased Options - Calls (premiums paid $1,045,432)		1,033,694

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Money Markets - 4.5%
2,930,430	Janus Institutional Cash Management Fund - Institutional Shares, 4.98%	$2,930,430
665,973	Janus Institutional Money Market Fund - Institutional Shares, 4.91%	665,973
Total Money Markets (cost $3,596,403)		3,596,403
Other Securities - 1.4%
787,966	Allianz Dresdner Daily Asset Fund†	787,966
202,426	Repurchase Agreements†	202,426
155,640	Time Deposits†	155,640
Total Other Securities (cost $1,146,032)		1,146,032
Total Investments (total cost $67,074,025) – 99.6%		79,903,625
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		317,547
Net Assets – 100%		$80,221,172

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$215,541	0.3%
Belgium	967,443	1.2%
Bermuda	604,779	0.8%
Brazil	761,125	1.0%
Canada	4,275,026	5.4%
Cayman Islands	853,247	1.1%
China	152,884	0.2%
Finland	1,358,622	1.7%
Hong Kong	767,182	1.0%
India	2,376,662	3.0%
Japan	314,397	0.4%
South Korea	1,684,639	2.1%
Switzerland	5,294,790	6.6%
United Kingdom	2,203,056	2.8%
United States††	58,074,232	72.7%
Total	$79,903,625	100.0%

††Includes Short-Term Securities and Other Securities (66.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
Euro 5/2/08	335,000	$489,995	$7,413
Euro 5/14/08	85,000	124,320	(3,537)
Swiss Franc 2/15/08	390,000	345,564	(17,744)
Swiss Franc 5/2/08	505,000	449,109	12,331
Total		$1,408,988	$(1,537)

Total Return Swaps outstanding at December 31, 2007

Counterparty	Notional Amount	Return Paid by the Portfolio	Return Received by the Portfolio	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$(194,296)	1-month S&P 500® Index plus LIBOR minus 5 basis points	1-month Fannie Mae plus LIBOR plus 20 basis points	7/24/2008	$(171,077)
Total					$(171,077)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Growth and Income Portfolio
Assets:
Investments at cost(1)	$67,074
Investments at value(1)	$76,308
Affiliated money market investments	3,596
Cash	1,239
Receivables:
Investments sold	300
Portfolio shares sold	25
Dividends	96
Interest	15
Swap contract	28
Non-interested Trustees' deferred compensation	1
Other assets	1
Forward currency contracts	20
Total Assets	81,629
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	1,146
Swap contract	6
Portfolio shares repurchased	134
Advisory fees	42
Transfer agent fees and expenses	1
Distribution fees - Service Shares	8
Non-interested Trustees' fees and expenses	1
Foreign tax liability	6
Non-interested Trustees' deferred compensation fees	1
Accrued expenses	41
Forward currency contracts	22
Total Liabilities	1,408
Net Assets	$80,221
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$113,444
Undistributed net investment income/(loss)*	(24)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(45,850)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(2)	12,651
Total Net Assets	$80,221
Net Assets - Institutional Shares	$42,718
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,147
Net Asset Value Per Share	$19.89
Net Assets - Service Shares	$37,503
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,875
Net Asset Value Per Share	$20.01

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $1,107,475 of securities loaned (Note 1).

(2)  Net of foreign taxes on investments of $5,633.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Growth and Income Portfolio
Investment Income:
Interest	$1
Securities lending income	15
Dividends	2,273
Dividends from affiliates	95
Foreign tax withheld	(31)
Total Investment Income	2,353
Expenses:
Advisory fees	513
Transfer agent fees and expenses	5
Registration fees	17
Custodian fees	44
Professional fees	12
Non-interested Trustees' fees and expenses	6
Distribution fees - Service Shares	92
Printing expenses	48
System fees	19
Other expenses	16
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	772
Expense and Fee Offset	(2)
Net Expenses	770
Net Investment Income/(Loss)	1,583
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	7,089
Net realized gain/(loss) from options contracts	9
Net realized gain/(loss) from swap contracts	140
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(1)	(1,996)
Net Gain/(Loss) on Investments	5,242
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,825

(1)  Net of foreign taxes on investments of $5,633.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$1,583	$1,616
Net realized gain/(loss) from investment and foreign currency transactions	7,089	11,449
Net realized gain/(loss) from options contracts	9	–
Net realized gain/(loss) from swap contracts	140	–
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(1,996)	(5,690)
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,825	7,375
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(914)	(757)
Service Shares	(663)	(513)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(1,577)	(1,270)
Capital Share Transactions:
Shares sold
Institutional Shares	9,073	18,074
Service Shares	9,601	4,815
Reinvested dividends and distributions
Institutional Shares	914	757
Service Shares	663	513
Shares repurchased
Institutional Shares	(17,005)	(12,946)
Service Shares	(12,035)	(27,253)
Net Increase/(Decrease) from Capital Share Transactions	(8,789)	(16,040)
Net Increase/(Decrease) in Net Assets	(3,541)	(9,935)
Net Assets:
Beginning of period	83,762	93,697
End of period	$80,221	$83,762
Undistributed net investment income/(loss)*	$(24)	$163

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended December 31, 2007	Janus Aspen Growth and Income Portfolio
	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$18.67	$17.57		$15.70	$14.11	$11.56
Income from Investment Operations:
Net investment income/(loss)	.37	.29		.10	.09	.15
Net gain/(loss) on securities (both realized and unrealized)	1.26	1.13		1.88	1.60	2.53
Total from Investment Operations	1.63	1.42		1.98	1.69	2.68
Less Distributions and Other:
Dividends (from net investment income)*	(.41)	(.32)		(.11)	(.10)	(.13)
Distributions (from capital gains)*	–	–		–	–	–
Payment from affiliate	–	–	(1)	–	–	–
Total Distributions and Other	(.41)	(.32)		(.11)	(.10)	(.13)
Net Asset Value, End of Period	$19.89	$18.67		$17.57	$15.70	$14.11
Total Return	8.70%	8.12	%(2)	12.62%	11.97%	23.34%
Net Assets, End of Period (in thousands)	$42,718	$46,586		$38,146	$27,784	$26,816
Average Net Assets for the Period (in thousands)	$46,374	$43,210		$31,257	$25,658	$29,902
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.82%	0.86%		0.74%	0.77%	0.83%
Ratio of Net Expenses to Average Net Assets(4)	0.82%	0.86%		0.74%	0.77%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.02%	1.97%		0.62%	0.63%	0.85%
Portfolio Turnover Rate	74%	58%		37%	48%	43%

Service Shares

For a share outstanding during each fiscal year ended December 31, 2007	Janus Aspen Growth and Income Portfolio
	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$18.79	$17.66	$15.77		$14.22	$11.56
Income from Investment Operations:
Net investment income/(loss)	.32	.31	.07		.06	.06
Net gain/(loss) on securities (both realized and unrealized)	1.27	1.06	1.87		1.55	2.66
Total from Investment Operations	1.59	1.37	1.94		1.61	2.72
Less Distributions and Other:
Dividends (from net investment income)*	(.37)	(.24)	(.06)		(.06)	(.06)
Distributions (from capital gains)*	–	–	–		–	–
Payment from affiliate	–	–	.01		–	–
Total Distributions and Other	(.37)	(.24)	(.05)		(.06)	(.06)
Net Asset Value, End of Period	$20.01	$18.79	$17.66		$15.77	$14.22
Total Return	8.44%	7.83%	12.40	%(5)	11.32%	23.60%
Net Assets, End of Period (in thousands)	$37,503	$37,176	$55,551		$55,596	$62,223
Average Net Assets for the Period (in thousands)	$36,644	$44,953	$53,705		$56,017	$61,252
Ratio of Gross Expenses to Average Net Assets(3)(4)	1.07%	1.09%	0.99%		1.02%	1.10%
Ratio of Net Expenses to Average Net Assets(4)	1.07%	1.09%	0.99%		1.02%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.76%	1.70%	0.37%		0.36%	0.44%
Portfolio Turnover Rate	74%	58%	37%		48%	43%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal years ended 2007, 2006, 2005 and 2004.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  ºº  Schedule of Fair Valued Securities (as of December 31, 2007)

Janus Aspen Growth and Income Portfolio	Value	Value as a % of Net Assets
Bank Tec (144A)	$189,450	0.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

  §  Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Growth and Income Portfolio
Bank Tec (144A)ºº	6/20/07	$252,600	$189,450	0.2%
Lehman Brothers Holdings, Inc. convertible, (Corning, Inc.), 10.55% (144A)	9/6/07	697,627	672,207	0.9%
Merrill Lynch & Company, Inc. convertible, (Apple, Inc.), 11.30% (144A)	9/21/07	1,057,328	1,222,916	1.5%
UBS A.G. Jersey Branch (U.S. Shares) (144A)	7/17/07	760,000	137,697	0.2%
		$2,767,555	$2,222,270	2.8%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Growth and Income Portfolio	$7,703,778

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth and Income Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

16 Janus Aspen Series December 31, 2007

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Growth and Income Portfolio	$1,107,475

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Growth and Income Portfolio	$1,146,032

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $202,426 and $155,640 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Swaps

The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset and liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in "Net realized gain/(loss) from swap contracts" on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $4,427 from written options during the fiscal year ended December 31, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

18 Janus Aspen Series December 31, 2007

Written option activity for the fiscal year ended December 31, 2007, was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Growth and Income Portfolio
Options Outstanding at December 31, 2006	–	$–
Options written	160	14,370
Options expired	(110)	(4,101)
Options closed	(48)	(10,063)
Options exercised	(2)	(206)
Options outstanding at December 31, 2007	–	$–
Put Options	Number of Contracts	Premiums Received
Janus Aspen Growth and Income Portfolio
Options outstanding at December 31, 2006	116	$16,824
Options written
Options expired
Options closed	(116)	(16,824)
Options exercised
Options outstanding at December 31, 2007	–	$–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the

20 Janus Aspen Series December 31, 2007

selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $1 for Institutional Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Growth and Income Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$7,224,331	$4,293,901	$47,878	$2,930,430
Janus Institutional Cash Reserves Fund	662,684	722,684	1,458	–
Janus Institutional Money Market Fund – Institutional Shares	20,847,861	20,181,888	31,984	665,973
Janus Money Market Fund – Institutional Shares	6,598,068	8,616,752	13,959	–
	$35,332,944	$33,815,225	$95,279	$3,596,403

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Growth and Income Portfolio(1)	$28	$–	$(45,457,498)	$(8,139)	$(171,548)	$12,414,144

(1)  Capital loss carryover is subject to annual limitations.

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Growth and Income Portfolio(1)	$(516,392)	$(516,392)	$(28,683,410)	$(15,741,304)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Growth and Income Portfolio	$7,635,860

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Growth and Income Portfolio	$67,483,848	$16,069,589	$(3,649,812)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Growth and Income Portfolio	$1,577,256	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Growth and Income Portfolio	$1,269,497	$–	$–	$–

22 Janus Aspen Series December 31, 2007

4. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	464	994
Reinvested dividends and distributions	45	42
Shares repurchased	(857)	(712)
Net Increase/(Decrease) in Portfolio Shares	(348)	324
Shares Outstanding, Beginning of Period	2,495	2,171
Shares Outstanding, End of Period	2,147	2,495
Transactions in Portfolio Shares – Service Shares
Shares sold	471	261
Reinvested dividends and distributions	33	28
Shares repurchased	(608)	(1,456)
Net Increase/(Decrease) in Portfolio Shares	(104)	(1,167)
Shares Outstanding, Beginning of Period	1,979	3,146
Shares Outstanding, End of Period	1,875	1,979

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Growth and Income Portfolio	$59,245,624	$70,255,119	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus

Janus Aspen Series December 31, 2007 23

Notes to Financial Statements (continued)

Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24 Janus Aspen Series December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth and Income Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

26 Janus Aspen Series December 31, 2007

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having

Janus Aspen Series December 31, 2007 27

Additional Information (unaudited) (continued)

advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

28 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates. The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

30 Janus Aspen Series December 31, 2007

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2007 31

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Growth and Income Portfolio	29%

32 Janus Aspen Series December 31, 2007

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

   *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series December 31, 2007 33

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

34 Janus Aspen Series December 31, 2007

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Aspen Growth and Income Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2007 35

Notes

36 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-712 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the 12 months ended December 31, 2007, Janus Aspen INTECH Risk-Managed Core Portfolio returned 6.05% for its Service Shares. This compares to the 5.49% return posted by the S&P 500® Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

In INTECH's 20-year history, we have experienced 12-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Portfolio remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Portfolio may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Core Portfolio.

2 Janus Aspen Series December 31, 2007

(unaudited)

Janus Aspen INTECH Risk-Managed Core Portfolio At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Exxon Mobil Corp. Oil Companies - Integrated	4.7%
AT&T, Inc. Telephone - Integrated	4.5%
General Electric Co. Diversified Operations	3.1%
Merck & Company, Inc. Medical - Drugs	2.9%
Procter & Gamble Co. Cosmetics and Toiletries	2.0%
17.2%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 3

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007					Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen INTECH Risk-Managed Core Portfolio - Service Shares	6.05%		13.89%		1.86%	1.45	%(a)
S&P 500® Index	5.49%		12.11%
Lipper Quartile - Service Shares	2	nd	2	nd
Lipper Ranking - Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	93/214		47/131

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

Portfolios that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

4 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

Expense Example – Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,014.70	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

(1) Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

January 31, 2003, is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments for index definitions.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 2, 2003

Janus Aspen Series December 31, 2007 5

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.3%
Advertising Agencies - 0.1%
1,700	Interpublic Group of Companies, Inc.*	$13,787
700	Omnicom Group, Inc.	33,271
		47,058
Aerospace and Defense - 2.8%
2,400	Boeing Co.	209,904
1,600	General Dynamics Corp.	142,384
3,800	Lockheed Martin Corp.	399,988
800	Northrop Grumman Corp.	62,912
1,400	Raytheon Co.	84,980
100	Rockwell Collins, Inc.	7,197
		907,365
Aerospace and Defense - Equipment - 0.6%
2,100	B.F. Goodrich Co.	148,281
500	United Technologies Corp.	38,270
		186,551
Agricultural Chemicals - 0.3%
1,000	Monsanto Co.	111,690
Agricultural Operations - 0%
200	Archer-Daniels-Midland Co.	9,286
Apparel Manufacturers - 1.1%
5,300	Coach, Inc.*	162,074
1,000	Polo Ralph Lauren Corp.	61,790
1,800	VF Corp.	123,588
		347,452
Appliances - 0.1%
200	Whirlpool Corp.	16,326
Applications Software - 1.4%
500	Citrix Systems, Inc.*	19,005
1,900	Compuware Corp.*	16,872
11,800	Microsoft Corp.	420,080
		455,957
Athletic Footwear - 0.5%
2,400	NIKE, Inc. - Class B	154,176
Audio and Video Products - 0.2%
1,000	Harman International Industries, Inc.	73,710
Automotive - Medium and Heavy Duty Trucks - 0.6%
3,800	PACCAR, Inc.	207,024
Automotive - Truck Parts and Equipment - Original - 0.7%
6,600	Johnson Controls, Inc.	237,864
Beverages - Non-Alcoholic - 1.9%
4,000	Coca-Cola Co.	245,480
2,600	Coca-Cola Enterprises, Inc.	67,678
900	Pepsi Bottling Group, Inc.	35,514
3,300	PepsiCo, Inc.	250,470
		599,142
Beverages - Wine and Spirits - 0.2%
900	Brown-Forman Corp. - Class B	66,699
Brewery - 0.4%
2,200	Molson Coors Brewing Co. - Class B	113,564
Broadcast Services and Programming - 0.5%
4,600	Clear Channel Communications, Inc.	158,792
Building Products - Air and Heating - 0%
300	Trane, Inc.	14,013

Shares or Principal Amount		Value
Cable Television - 1.1%
12,100	Comcast Corp. - Class A*	$220,946
6,100	DIRECTV Group, Inc.*	141,032
		361,978
Casino Hotels - 0.8%
3,000	Harrah's Entertainment, Inc.	266,250
Chemicals - Diversified - 0.5%
1,300	Dow Chemical Co.	51,246
200	E.I. du Pont de Nemours and Co.	8,818
1,500	PPG Industries, Inc.	105,345
		165,409
Chemicals - Specialty - 0%
300	International Flavors & Fragrances, Inc.	14,439
Coatings and Paint Products - 0%
200	Sherwin-Williams Co.	11,608
Computers - 4.3%
2,500	Apple, Inc.*	495,200
700	Dell, Inc.*	17,157
9,700	Hewlett-Packard Co.	489,656
3,400	IBM Corp.	367,540
		1,369,553
Computers - Integrated Systems - 0.3%
3,400	Terdata Corp.*	93,194
Computers - Memory Devices - 0.5%
8,500	EMC Corp.*	157,505
200	SanDisk Corp.*	6,634
		164,139
Consumer Products - Miscellaneous - 0.1%
400	Kimberly-Clark Corp.	27,736
Containers - Metal and Glass - 0.3%
2,000	Ball Corp.	90,000
Containers - Paper and Plastic - 0%
200	Pactiv Corp.*	5,326
Cosmetics and Toiletries - 3.4%
1,800	Avon Products, Inc.	71,154
4,300	Colgate-Palmolive Co.	335,228
1,000	Estee Lauder Companies, Inc. - Class A	43,610
8,727	Procter & Gamble Co.	640,736
		1,090,728
Data Processing and Management - 0.4%
2,700	Fidelity National Information Services, Inc.	112,293
Dental Supplies and Equipment - 0%
300	Patterson Companies, Inc.*	10,185
Distribution/Wholesale - 0.1%
200	W.W. Grainger, Inc.	17,504
Diversified Operations - 5.8%
700	3M Co.	59,024
1,400	Cooper Industries, Ltd. - Class A	74,032
600	Eaton Corp.	58,170
26,500	General Electric Co.	982,355
4,400	Honeywell International, Inc.	270,908
600	Illinois Tool Works, Inc.	32,124
3,200	Ingersoll-Rand Co. - Class A	148,704
3,300	Leucadia National Corp.	155,430
100	Parker Hannifin Corp.	7,531
800	Textron, Inc.	57,040
		1,845,318

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Drug Delivery Systems - 0.1%
600	Hospira, Inc.*	$25,584
E-Commerce/Products - 1.4%
4,900	Amazon.com, Inc.*	453,936
E-Commerce/Services - 0.3%
2,400	Expedia, Inc.*	75,888
800	IAC/InterActiveCorp*	21,536
		97,424
Electric - Integrated - 8.0%
1,000	Allegheny Energy, Inc.	63,610
5,500	American Electric Power Company, Inc.	256,080
500	CenterPoint Energy, Inc.#	8,565
100	CMS Energy Corp.	1,738
3,700	Constellation Energy Group, Inc.	379,361
100	Dominion Resources, Inc.	4,745
1,400	Edison International	74,718
3,500	Entergy Corp.	418,320
800	Exelon Corp.	65,312
2,700	FirstEnergy Corp.	195,318
7,000	FPL Group, Inc.	474,459
400	Pepco Holdings, Inc.	11,732
1,200	PG&E Corp.	51,708
6,100	PPL Corp.	317,749
2,600	Public Service Enterprise Group, Inc.	255,424
		2,578,839
Electronic Components - Semiconductors - 0.9%
300	Altera Corp.	5,796
1,600	Intel Corp.*	42,656
1,600	MEMC Electronic Materials, Inc.*	141,584
1,100	Microchip Technology, Inc.	34,562
300	National Semiconductor Corp.	6,792
1,400	Texas Instruments, Inc.	46,760
		278,150
Electronics - Military - 0.1%
300	L-3 Communications Holdings, Inc.	31,782
Engineering - Research and Development Services - 0.5%
600	Fluor Corp.	87,432
900	Jacobs Engineering Group, Inc.*	86,049
		173,481
Engines - Internal Combustion - 0.5%
1,200	Cummins, Inc.	152,844
Enterprise Software/Services - 0.5%
7,576	Oracle Corp.*	171,066
Fiduciary Banks - 0%
88	Bank of New York Mellon Corp.	4,291
Filtration and Separations Products - 0.4%
2,800	Pall Corp.	112,896
Finance - Consumer Loans - 0.1%
1,400	SLM Corp.*	28,196
Finance - Investment Bankers/Brokers - 2.2%
11,800	Citigroup, Inc.	347,392
1,000	Goldman Sachs Group, Inc.	215,050
3,500	JP Morgan Chase & Co.	152,775
100	Morgan Stanley Co.	5,311
		720,528

Shares or Principal Amount		Value
Finance - Mortgage Loan Banker - 0.1%
500	Fannie Mae	$19,990
Finance - Other Services - 0.6%
100	CME Group, Inc.	68,600
500	IntercontinentalExchange, Inc.*	96,250
200	NYSE Euronext	17,554
		182,404
Food - Confectionary - 0.2%
100	Hershey Foods Corp.	3,940
1,100	Wm. Wrigley Jr. Co.	64,405
		68,345
Food - Dairy Products - 0.1%
700	Dean Foods Co.*	18,102
Food - Diversified - 0.5%
200	ConAgra Foods, Inc.	4,758
900	General Mills, Inc.	51,300
2,100	H.J. Heinz Co.	98,028
100	Kellogg Co.	5,243
		159,329
Food - Meat Products - 0.3%
7,000	Tyson Foods, Inc. - Class A	107,310
Food - Retail - 1.3%
10,000	Kroger Co.	267,100
4,100	Safeway, Inc.	140,261
		407,361
Food - Wholesale/Distribution - 0.6%
5,100	Supervalu, Inc.	191,352
Forestry - 0.4%
1,700	Weyerhaeuser Co.	125,358
Gas - Distribution - 0.1%
700	Sempra Energy Co.	43,316
Health Care Cost Containment - 0%
100	McKesson Corp.	6,551
Hotels and Motels - 0%
200	Wyndham Worldwide Corp.	4,712
Independent Power Producer - 0.1%
4,900	Dynegy, Inc.*	34,986
Industrial Automation and Robotics - 0.2%
700	Rockwell Automation, Inc.	48,272
Industrial Gases - 0.2%
600	Air Products and Chemicals, Inc.	59,178
100	Praxair, Inc.	8,871
		68,049
Instruments - Scientific - 1.4%
2,900	PerkinElmer, Inc.	75,458
4,500	Thermo Fisher Scientific, Inc.*	259,560
1,600	Waters Corp.*	126,512
		461,530
Insurance Brokers - 0%
100	Aon Corp.	4,769
Internet Security - 0.1%
1,100	VeriSign, Inc.*	41,371

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 7

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Investment Management and Advisory Services - 0.1%
200	Ameriprise Financial, Inc.	$11,022
300	Franklin Resources, Inc.	34,329
		45,351
Life and Health Insurance - 1.6%
5,600	CIGNA Corp.	300,888
58	Lincoln National Corp.	3,377
1,200	Prudential Financial, Inc.	111,648
3,800	UnumProvident Corp.	90,402
		506,315
Machinery - Construction and Mining - 0.8%
2,000	Caterpillar, Inc.	145,120
1,900	Terex Corp.*	124,583
		269,703
Machinery - Farm - 0.4%
1,300	Deere & Co.	121,056
Machinery - General Industrial - 0%
300	Manitowoc Company, Inc.	14,649
Medical - Biomedical and Genetic - 0.4%
100	Biogen Idec, Inc.*	5,692
2,300	Celgene Corp.*	106,283
		111,975
Medical - Drugs - 5.8%
5,400	Abbott Laboratories	303,210
6,500	Bristol-Myers Squibb Co.	172,380
800	Eli Lilly and Co.	42,712
2,800	King Pharmaceuticals, Inc.*	28,672
15,800	Merck & Company, Inc.	918,138
4,200	Pfizer, Inc.	95,466
10,500	Schering-Plough Corp.	279,720
100	Wyeth	4,419
		1,844,717
Medical - Generic Drugs - 0.1%
800	Watson Pharmaceuticals, Inc.*	21,712
Medical - HMO - 0.4%
1,200	Aetna, Inc.	69,276
500	Coventry Health Care, Inc.*	29,625
300	UnitedHealth Group, Inc.	17,460
		116,361
Medical - Wholesale Drug Distributors - 0.1%
400	Cardinal Health, Inc.	23,100
Medical Information Systems - 0%
600	IMS Health, Inc.	13,824
Medical Instruments - 0%
200	Medtronic, Inc.	10,054
Medical Labs and Testing Services - 0.2%
1,000	Quest Diagnostics, Inc.	52,900
Medical Products - 3.0%
5,200	Baxter International, Inc.	301,860
200	Becton, Dickinson and Co.	16,716
2,300	Johnson & Johnson	153,410
4,300	Stryker Corp.	321,296
2,300	Zimmer Holdings, Inc.*	152,145
		945,427

Shares or Principal Amount		Value
Metal - Aluminum - 0.2%
2,000	Alcoa, Inc.	$73,100
Metal - Diversified - 0.2%
472	Freeport-McMoRan Copper & Gold, Inc. - Class B	48,352
Metal Processors and Fabricators - 1.4%
3,200	Precision Castparts Corp.	443,840
Multi-Line Insurance - 2.2%
2,800	American International Group, Inc.	163,240
10,100	Loews Corp.	508,434
600	MetLife, Inc.	36,972
		708,646
Multimedia - 1.1%
300	Meredith Corp.	16,494
8,500	News Corporation, Inc. - Class A	174,165
2,300	Time Warner, Inc.	37,973
4,300	Walt Disney Co.	138,804
		367,436
Networking Products - 1.9%
17,000	Cisco Systems, Inc.*	460,190
4,400	Juniper Networks, Inc.*	146,080
		606,270
Non-Ferrous Metals - 0%
200	Titanium Metals Corp.	5,290
Oil - Field Services - 1.5%
300	Baker Hughes, Inc.	24,330
2,900	Schlumberger, Ltd. (U.S. Shares)	285,273
1,600	Smith International, Inc.	118,160
600	Weatherford International, Ltd.*	41,160
		468,923
Oil and Gas Drilling - 0.5%
900	Noble Corp. (U.S. Shares)	50,859
200	Rowan Companies, Inc.	7,892
629	Transocean, Inc.*	90,041
		148,792
Oil Companies - Exploration and Production - 0.5%
100	Anadarko Petroleum Corp.	6,569
200	Apache Corp.	21,508
200	Noble Energy, Inc.	15,904
600	Occidental Petroleum Corp.	46,194
300	Range Resources Corp.	15,408
800	XTO Energy, Inc.	41,088
		146,671
Oil Companies - Integrated - 7.5%
5,065	Chevron Corp.	472,716
2,200	ConocoPhillips	194,260
16,100	Exxon Mobil Corp.	1,508,410
100	Hess Corp.	10,086
3,240	Marathon Oil Corp.	197,186
400	Murphy Oil Corp.	33,936
		2,416,594
Oil Field Machinery and Equipment - 0.9%
3,800	National-Oilwell Varco, Inc.*	279,148
Oil Refining and Marketing - 0.6%
1,200	Tesoro Corp.	57,240
1,800	Valero Energy Corp.	126,054
		183,294

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Paper and Related Products - 0.3%
500	International Paper Co.	$16,190
500	MeadWestvaco Corp.	15,650
3,000	Temple-Inland, Inc.	62,550
		94,390
Pharmacy Services - 1.5%
1,200	Express Scripts, Inc. - Class A*	87,600
3,817	Medco Health Solutions, Inc.*	387,044
		474,644
Pipelines - 0.1%
200	Questar Corp.	10,820
200	Williams Companies, Inc.	7,156
		17,976
Printing - Commercial - 0%
300	R.R. Donnelley & Sons Co.	11,322
Property and Casualty Insurance - 0.1%
400	Travelers Companies, Inc.	21,520
Quarrying - 0.5%
2,000	Vulcan Materials Co.	158,180
Real Estate Operating/Development - 0.1%
999	Forestar Real Estate Group, Inc.*	23,566
REIT - Office Property - 0%
100	Boston Properties, Inc.	9,181
Retail - Apparel and Shoe - 0%
200	Nordstrom, Inc.	7,346
Retail - Auto Parts - 0.2%
600	AutoZone, Inc.*	71,946
Retail - Automobile - 0%
400	Auto Nation, Inc.*	6,264
Retail - Computer Equipment - 0.1%
400	GameStop Corp. - Class A*	24,844
Retail - Consumer Electronics - 0.2%
3,800	RadioShack Corp.	64,068
Retail - Discount - 0.1%
800	Big Lots, Inc.*	12,792
100	Wal-Mart Stores, Inc.	4,753
		17,545
Retail - Drug Store - 0.4%
3,102	CVS/Caremark Corp.	123,305
Retail - Jewelry - 0.4%
2,600	Tiffany & Co.	119,678
Retail - Major Department Stores - 0%
100	Sears Holdings Corp.*	10,205
Retail - Regional Department Stores - 0.2%
1,300	Kohl's Corp.*	59,540
Retail - Restaurants - 1.3%
7,000	McDonald's Corp.	412,370
Rubber - Tires - 0.4%
4,000	Goodyear Tire & Rubber Co.*	112,880
Savings/Loan/Thrifts - 0.1%
999	Guaranty Financial Group, Inc.*	15,984
900	Washington Mutual, Inc.	12,249
		28,233

Shares or Principal Amount		Value
Schools - 0.3%
1,500	Apollo Group, Inc. - Class A*	$105,225
Semiconductor Components/Integrated Circuits - 0.3%
1,900	Analog Devices, Inc.	60,230
1,500	Linear Technology Corp.	47,745
		107,975
Semiconductor Equipment - 0%
300	Applied Materials, Inc.	5,328
200	KLA-Tencor Corp.	9,632
		14,960
Steel - Producers - 0.6%
1,600	United States Steel Corp.	193,456
Steel - Specialty - 0.4%
1,300	Allegheny Technologies, Inc.	112,320
Super-Regional Banks - 1.3%
9,176	Bank of America Corp.	378,602
100	SunTrust Banks, Inc.	6,249
400	U.S. Bancorp	12,696
1,000	Wells Fargo & Co.	30,190
		427,737
Telecommunication Equipment - Fiber Optics - 0.2%
1,300	Ciena Corp.*	44,343
700	Corning, Inc.	16,793
		61,136
Telecommunication Services - 0.5%
3,300	Embarq Corp.	163,449
Telephone - Integrated - 5.9%
34,972	AT&T, Inc.#	1,453,437
700	CenturyTel, Inc.	29,022
8,500	Sprint Nextel Corp.	111,605
6,500	Verizon Communications, Inc.	283,985
1,013	Windstream Corp.	13,189
		1,891,238
Television - 0%
300	CBS Corp. - Class B	8,175
Therapeutics - 0.1%
500	Gilead Sciences, Inc.*	23,005
Tobacco - 0.4%
1,300	Altria Group, Inc.	98,254
300	UST, Inc.	16,440
		114,694
Tools - Hand Held - 0%
100	Snap-On, Inc.	4,824
Toys - 0.7%
2,400	Hasbro, Inc.	61,392
7,800	Mattel, Inc.	148,512
		209,904
Transportation - Railroad - 0.3%
600	CSX Corp.	26,388
600	Union Pacific Corp.	75,372
		101,760
Transportation - Services - 0%
200	Expeditors International of Washington, Inc.	8,936

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 0.6%
300	Google, Inc. - Class A*	$207,444
Wireless Equipment - 0.1%
600	American Tower Corp. - Class A*	25,560
100	QUALCOMM, Inc.	3,935
		29,495
Total Common Stock (cost $29,879,020)		31,822,689
Money Markets - 1.4%
440,378	Janus Institutional Cash Management Fund - Institutional Shares, 4.98% (cost $440,378)	440,378
Other Securities - 3.6%
4,392	Allianz Dresdner Daily Asset Fund†	4,392
653,514	Repurchase Agreements†	653,514
502,470	Time Deposits†	502,470
Total Other Securities (cost $1,160,376)		1,160,376
Total Investments (total cost $31,479,774) – 104.3%		33,423,443
Liabilities, net of Cash, Receivables and Other Assets – (4.3)%		(1,383,797)
Net Assets – 100%		$32,039,646

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$263,896	0.8%
Cayman Islands	50,859	0.1%
Netherlands	285,273	0.9%
United States††	32,823,415	98.2%
Total	$33,423,443	100.0%

††Includes Short-Term Securities and Other Securities (93.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Core Portfolio
Assets:
Investments at cost(1)	$31,480
Investments at value(1)	$32,983
Affiliated money market investments	440
Cash	50
Receivables:
Investments sold	614
Portfolio shares sold	132
Dividends	39
Interest	1
Non-interested Trustees' deferred compensation	–
Other assets	9
Total Assets	34,268
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	1,160
Investments purchased	956
Portfolio shares repurchased	34
Advisory fees	11
Transfer agent fees and expenses	1
Distribution fees - Service Shares	7
Administrative service fees - Service Shares	3
Non-interested Trustees' fees and expenses	1
Non-interested Trustees' deferred compensation fees	–
Accrued expenses	55
Total Liabilities	2,228
Net Assets	$32,040
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$28,571
Undistributed net investment income/(loss)*	19
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,506
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,944
Total Net Assets	$32,040
Net Assets - Service Shares	$32,040
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,411
Net Asset Value Per Share	$13.29

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $1,119,273 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Core Portfolio
Investment Income:
Interest	$–
Dividends	442
Dividends from affiliates	19
Total Investment Income	461
Expenses:
Advisory fees	86
Transfer agent fees and expenses	3
Registration fees	3
Custodian fees	27
Professional fees	25
Non-interested Trustees' fees and expenses	4
Distribution fees - Service Shares	56
Administrative services fees - Service Shares	22
Printing expenses	136
Legal fees	7
System fees	19
Other expenses	6
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	394
Expense and Fee Offset	–
Net Expenses	394
Less: Excess Expense Reimbursement	(70)
Net Expenses after Expense Reimbursement	324
Net Investment Income/(Loss)	137
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	1,571
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(232)
Net Gain/(Loss) on Investments	1,339
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,476

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$137	$32
Net realized gain/(loss) from investment and foreign currency transactions	1,571	1,429
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(232)	148
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,476	1,609
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(129)	(20)
Net realized gain/(loss) from investment transactions*
Service Shares	(152)	(1,319)
Tax return of capital*
Service Shares	–	–
Net Decrease from Dividends and Distributions	(281)	(1,339)
Capital Share Transactions:
Shares sold
Service Shares	19,414	12,671
Reinvested dividends and distributions
Service Shares	281	1,339
Shares repurchased
Service Shares	(5,571)	(17,313)
Net Increase/(Decrease) from Capital Share Transactions	14,124	(3,303)
Net Increase/(Decrease) in Net Assets	15,319	(3,033)
Net Assets:
Beginning of period	16,721	19,754
End of period	$32,040	$16,721
Undistributed Net investment Income/(Loss)*	$19	$12

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights – Service Shares

For a share outstanding during each	Janus Aspen INTECH Risk-Managed Core Portfolio
fiscal year or period ended December 31	2007	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$12.71	$12.47	$13.60	$12.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.02	.04	.02	–
Net gain/(loss) on securities (both realized and unrealized)	.71	1.33	1.43	2.16	2.50
Total from Investment Operations	.77	1.35	1.47	2.18	2.50
Less Distributions:
Dividends (from net investment income)*	(.06)	(.02)	(.04)	(.01)	–
Distributions (from capital gains)*	(.13)	(1.09)	(2.35)	(1.06)	(.01)
Tax return of capital*	–	–	(.21)	–	–
Total Distributions	(.19)	(1.11)	(2.60)	(1.07)	(.01)
Net Asset Value, End of Period	$13.29	$12.71	$12.47	$13.60	$12.49
Total Return**	6.05%	10.77%	10.92%	17.55%	24.99%
Net Assets, End of Period (in thousands)	$32,040	$16,721	$19,754	$20,680	$11,337
Average Net Assets for the Period (in thousands)	$22,388	$18,260	$19,174	$15,270	$8,414
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.35%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.34%	1.43%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	0.17%	0.42%	0.14%	0%
Portfolio Turnover Rate***	101%	141%	109%	84%	61%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*Non-income-producing security.

#Loaned security; a portion or all of the security is on loan as of December 31, 2007.

†The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Core Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed all seed capital in the Portfolio on February 27, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

16 Janus Aspen Series December 31, 2007

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen INTECH Risk-Managed Core Portfolio	$1,119,273

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen INTECH Risk-Managed Core Portfolio	$1,160,376

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $653,514 and $502,470 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index
Janus Aspen INTECH Risk-Managed Core Portfolio	S&P 500® Index

Only the base fee rate applied until January 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for the Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the

18 Janus Aspen Series December 31, 2007

investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

The Portfolio's prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2007, the Portfolio recorded a negative Performance Adjustment of $25,718.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Portfolio's annual average daily net assets (plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by the Portfolio to Janus Capital (net of any performance fee adjustment).

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen INTECH Risk-Managed Core Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$2,064,915	$1,624,537	$4,116	$440,378
Janus Institutional Cash Reserves Fund	160,600	160,600	93	–
Janus Institutional Money Market Fund – Institutional Shares	17,499,266	17,499,266	14,231	–
Janus Money Market Fund – Institutional Shares	503,400	503,400	464	–
	$20,228,181	$19,787,803	$18,904	$440,378

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Core Portfolio	$22,445	$1,598,789	$–	$–	$(167)	$1,847,648

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen INTECH Risk-Managed Core Portfolio	$31,575,795	$3,181,392	$(1,333,744)

20 Janus Aspen Series December 31, 2007

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Core Portfolio	$129,291	$151,778	$–	$–
For the fiscal period ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Core Portfolio	$19,977	$1,319,180	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31

	Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Core Portfolio	1.76%	1.86%	1.35%	1.43%	2.62%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Service Shares
Shares sold	1,496	974
Reinvested dividends and distributions	21	105
Shares repurchased	(422)	(1,348)
Net Increase/(Decrease) in Portfolio Shares	1,095	(269)
Shares Outstanding, Beginning of Period	1,316	1,585
Shares Outstanding, End of Period	2,411	1,316

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Core Portfolio	$36,407,414	$22,565,628	$–	$–

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2007

Report of Independent Registered Public
Accounting Firm

To the Trustees and Shareholders
of Janus Aspen INTECH Risk-Managed Core Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH Risk-Managed Core Portfolio (formerly Janus Aspen Risk-Managed Core Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry;

24 Janus Aspen Series December 31, 2007

and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Capital Gain Distributions

Portfolio
Janus Aspen INTECH Risk-Managed Core Portfolio	$151,778

Dividends Received Deduction Percentage

Portfolio
Janus Aspen INTECH Risk-Managed Core Portfolio	100%

Janus Aspen Series December 31, 2007 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

  *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

30 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0807-899  109-02-718 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The portfolio Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen INTECH Risk-Managed Growth Portfolio (unaudited)

Managed by INTECH

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended December 31, 2007, Janus Aspen INTECH Risk-Managed Growth Portfolio returned 9.88% for its Service Shares. This compares to the 11.81% return posted by the Russell 1000® Growth Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

In INTECH's 20-year history, we have experienced 12-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Portfolio remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Portfolio may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Growth Portfolio.

2 Janus Aspen Series December 31, 2007

(unaudited)

Janus Aspen INTECH Risk-Managed Growth Portfolio At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Microsoft Corp. Applications Software	4.5%
Schlumberger, Ltd. (U.S. Shares) Oil - Field Services	3.0%
Merck & Company, Inc. Medical - Drugs	3.0%
IBM Corp. Computers	2.4%
Apple, Inc. Computers	2.1%
15.0%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 3

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007					Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen INTECH Risk-Managed Growth Portfolio - Service Shares	9.88%		11.88%		2.23%	1.45	%(a)
Russell 1000® Growth Index	11.81%		11.37%
Lipper Quartile	3	rd	4	th
Lipper Rankings based on total returns for Variable Annuity Mid-Cap Growth Funds	113/167		84/103

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's fee waiver exceeded the investment advisory fee for the most recent period presented so the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers).

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments for index definitions.

4 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$953.70	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

(1)Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

January 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 2, 2003

Janus Aspen Series December 31, 2007 5

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.6%
Aerospace and Defense - 1.6%
1,000	Boeing Co.	$87,460
800	Lockheed Martin Corp.	84,208
200	Northrop Grumman Corp.	15,728
		187,396
Aerospace and Defense - Equipment - 0.9%
300	Alliant Techsystems, Inc.*	34,128
700	B.F. Goodrich Co.	49,427
200	United Technologies Corp.	15,308
		98,863
Agricultural Chemicals - 0.5%
200	Monsanto Co.	22,338
400	Mosaic Co.*	37,736
		60,074
Airlines - 0.1%
300	Delta Air Lines, Inc.*	4,467
200	Northwest Airlines Corp.*	2,902
		7,369
Apparel Manufacturers - 0.9%
1,400	Coach, Inc.*	42,812
1,100	Hanesbrands, Inc.*	29,887
400	Polo Ralph Lauren Corp.	24,716
		97,415
Applications Software - 4.6%
200	Compuware Corp.*	1,776
14,600	Microsoft Corp.	519,760
400	Red Hat, Inc.*	8,336
		529,872
Athletic Footwear - 0.6%
1,000	NIKE, Inc. - Class B	64,240
Audio and Video Products - 0.2%
300	Harman International Industries, Inc.	22,113
Automotive - Medium and Heavy Duty Trucks - 0.5%
400	Oshkosh Truck Corp.	18,904
600	PACCAR, Inc.	32,688
		51,592
Automotive - Truck Parts and Equipment - Original - 0.5%
300	Borg-Warner Automotive, Inc.	14,523
1,200	Johnson Controls, Inc.	43,248
		57,771
Batteries and Battery Systems - 0.6%
600	Energizer Holdings, Inc.*	67,278
Beverages - Non-Alcoholic - 2.8%
2,200	Coca-Cola Co.	135,014
100	Pepsi Bottling Group, Inc.	3,946
2,400	PepsiCo, Inc.	182,160
		321,120
Beverages - Wine and Spirits - 0.2%
300	Brown-Forman Corp. - Class B	22,233
Brewery - 0.1%
200	Anheuser-Busch Companies, Inc.	10,468

Shares or Principal Amount		Value
Broadcast Services and Programming - 1.6%
100	Clear Channel Communications, Inc.	$3,452
2,400	Discovery Holding Co. - Class A*	60,336
2,900	Liberty Global, Inc. - Class A*	113,651
		177,439
Building Products - Cement and Aggregate - 0.7%
600	Martin Marietta Materials, Inc.	79,560
Cable Television - 1.2%
1,300	Cablevision Systems New York Group - Class A*	31,850
450	Comcast Corp. - Class A*	8,217
1,300	DIRECTV Group, Inc.*	30,056
1,600	EchoStar Communications Corp. - Class A*	60,352
200	Time Warner Cable, Inc.*	5,520
		135,995
Casino Hotels - 1.8%
1,100	Harrah's Entertainment, Inc.	97,625
1,300	MGM Mirage*	109,226
		206,851
Casino Services - 0%
100	Scientific Games Corp. - Class A*	3,325
Cellular Telecommunications - 0.1%
300	Leap Wireless International, Inc.*	13,992
100	MetroPCS Communications, Inc.*	1,945
		15,937
Chemicals - Diversified - 0.4%
1,200	Celanese Corp. - Class A	50,784
Chemicals - Specialty - 0.4%
1,700	Nalco Holding Co.	41,106
Commercial Services - 0.1%
100	Alliance Data Systems Corp.*	7,499
200	Quanta Services, Inc.*	5,248
		12,747
Computer Services - 0%
100	FactSet Research Systems, Inc.	5,570
Computers - 6.6%
1,200	Apple, Inc.*	237,696
300	Dell, Inc.*	7,353
4,700	Hewlett-Packard Co.	237,256
2,500	IBM Corp.	270,250
		752,555
Computers - Integrated Systems - 0.2%
500	Diebold, Inc.	14,490
200	NCR Corp.*	5,020
200	Terdata Corp.*	5,482
		24,992
Computers - Memory Devices - 0.5%
3,000	EMC Corp.*	55,590
Consulting Services - 0.3%
900	Accenture, Ltd. - Class A (U.S. Shares)	32,427
Consumer Products - Miscellaneous - 0.2%
300	Kimberly-Clark Corp.	20,802

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Containers - Metal and Glass - 1.3%
600	Ball Corp.	$27,000
800	Crown Holdings, Inc.*	20,520
2,000	Owens-Illinois, Inc.*	99,000
		146,520
Cosmetics and Toiletries - 3.0%
100	Alberto-Culver Co.	2,454
200	Avon Products, Inc.	7,906
1,200	Colgate-Palmolive Co.	93,552
300	Estee Lauder Companies, Inc. - Class A	13,083
3,142	Procter & Gamble Co.	230,686
		347,681
Data Processing and Management - 1.9%
200	Dun & Bradstreet Corp.	17,726
300	Fidelity National Information Services, Inc.	12,477
700	MasterCard, Inc. - Class A	150,640
500	NAVTEQ Corp.*	37,800
		218,643
Dental Supplies and Equipment - 0.2%
400	Dentsply International, Inc.	18,008
Diagnostic Equipment - 0.2%
300	Gen-Probe, Inc.*	18,879
Diagnostic Kits - 0.3%
500	IDEXX Laboratories, Inc.*	29,315
Diversified Operations - 4.0%
400	3M Co.	33,728
200	Carlisle Companies, Inc.	7,406
300	Cooper Industries, Ltd. - Class A	15,864
100	Eaton Corp.	9,695
4,800	General Electric Co.	177,936
600	Harsco Corp.	38,442
2,000	Honeywell International, Inc.	123,140
100	Illinois Tool Works, Inc.	5,354
300	Ingersoll-Rand Co. - Class A	13,941
100	Roper Industries, Inc.	6,254
300	Textron, Inc.	21,390
		453,150
Drug Delivery Systems - 0.1%
300	Hospira, Inc.*	12,792
E-Commerce/Products - 1.5%
1,800	Amazon.com, Inc.*	166,752
E-Commerce/Services - 0.1%
900	Hlth Corp.*	12,060
Electric - Integrated - 2.2%
300	Allegheny Energy, Inc.	19,083
1,100	Constellation Energy Group, Inc.	112,783
300	Exelon Corp.	24,492
1,800	PPL Corp.	93,762
		250,120
Electronic Components - Miscellaneous - 0.2%
200	Garmin, Ltd. (U.S. Shares)	19,400
Electronic Components - Semiconductors - 1.2%
2,900	Intel Corp.*	77,314
1,000	Intersil Corp. - Class A	24,480
200	MEMC Electronic Materials, Inc.*	17,698
700	Texas Instruments, Inc.	23,380
		142,872

Shares or Principal Amount		Value
Electronic Design Automation - 0.1%
500	Cadence Design Systems, Inc.*	$8,505
Electronic Measuring Instruments - 0.2%
800	Trimble Navigation, Ltd.*	24,192
Electronic Parts Distributors - 0.7%
800	Arrow Electronics, Inc.*	31,424
1,500	Avnet, Inc.*	52,455
		83,879
Energy - Alternate Sources - 0.6%
200	First Solar, Inc.*	53,428
100	SunPower Corp. - Class A*	13,039
		66,467
Engineering - Research and Development Services - 1.2%
300	Fluor Corp.	43,716
400	Foster Wheeler, Ltd.*	62,008
300	Jacobs Engineering Group, Inc.*	28,683
100	McDermott International, Inc.*	5,903
		140,310
Engines - Internal Combustion - 0.3%
300	Cummins, Inc.	38,211
Enterprise Software/Services - 0.3%
1,757	Oracle Corp.*	39,673
Filtration and Separations Products - 0.3%
800	Pall Corp.	32,256
Finance - Consumer Loans - 0.1%
300	SLM Corp.*	6,042
Finance - Other Services - 1.9%
112	CME Group, Inc.	76,832
700	IntercontinentalExchange, Inc.*	134,750
100	MF Global, Ltd.*	3,147
		214,729
Food - Confectionary - 0.5%
1,000	Wm. Wrigley Jr. Co.	58,550
Food - Diversified - 0.1%
200	H.J. Heinz Co.	9,336
100	Kellogg Co.	5,243
		14,579
Food - Retail - 0.1%
400	Kroger Co.	10,684
Footwear and Related Apparel - 0.4%
1,100	Crocs, Inc.*,#	40,491
Garden Products - 0.2%
400	Toro Co.	21,776
Hazardous Waste Disposal - 0.3%
500	Stericycle, Inc.*	29,700
Health Care Cost Containment - 0.1%
100	McKesson Corp.	6,551
Hospital Beds and Equipment - 0.3%
700	Kinetic Concepts, Inc.*	37,492
Hotels and Motels - 0.1%
100	Orient-Express Hotel, Ltd. - Class A	5,752
Human Resources - 0.3%
700	Hewitt Associates, Inc. - Class A*	26,803
200	Manpower, Inc.	11,380
		38,183

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 7

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Independent Power Producer - 1.7%
200	Dynegy, Inc.*	$1,428
1,900	Mirant Corp.*	74,062
2,700	NRG Energy, Inc.*	117,018
		192,508
Industrial Automation and Robotics - 0.2%
300	Rockwell Automation, Inc.	20,688
Industrial Gases - 0.2%
200	Air Products and Chemicals, Inc.	19,726
Instruments - Controls - 0.4%
400	Mettler-Toledo International, Inc.*	45,520
Instruments - Scientific - 0.4%
500	PerkinElmer, Inc.	13,010
200	Thermo Fisher Scientific, Inc.*	11,536
300	Waters Corp.*	23,721
		48,267
Internet Security - 0.3%
500	McAfee, Inc.*	18,750
300	VeriSign, Inc.*	11,283
		30,033
Investment Management and Advisory Services - 0.3%
500	Eaton Vance Corp.	22,705
100	Franklin Resources, Inc.	11,443
		34,148
Life and Health Insurance - 0.6%
100	AFLAC, Inc.	6,263
1,000	CIGNA Corp.	53,730
100	Prudential Financial, Inc.	9,304
		69,297
Machine Tools and Related Products - 0.1%
200	Kennametal, Inc.	7,572
Machinery - Construction and Mining - 0.8%
1,100	Caterpillar, Inc.	79,816
200	Terex Corp.*	13,114
		92,930
Machinery - Pumps - 0.3%
300	Flowserve Corp.	28,860
Medical - Biomedical and Genetic - 0.6%
900	Celgene Corp.*	41,589
100	Charles River Laboratories International, Inc.*	6,580
200	Invitrogen Corp.*	18,682
		66,851
Medical - Drugs - 6.8%
3,100	Abbott Laboratories	174,065
3,400	Bristol-Myers Squibb Co.	90,168
200	Eli Lilly and Co.	10,678
300	Endo Pharmaceuticals Holdings, Inc.*	8,001
5,900	Merck & Company, Inc.	342,849
6,100	Schering-Plough Corp.	162,504
		788,265

Shares or Principal Amount		Value
Medical - HMO - 1.5%
400	Aetna, Inc.	$23,092
300	Coventry Health Care, Inc.*	17,775
900	Health Net, Inc.*	43,470
800	Sierra Health Services, Inc.*	33,568
860	UnitedHealth Group, Inc.	50,052
200	WellCare Health Plans, Inc.*	8,482
		176,439
Medical - Wholesale Drug Distributors - 0.1%
200	Cardinal Health, Inc.	11,550
Medical Instruments - 0.6%
200	Beckman Coulter, Inc.	14,560
100	Intuitive Surgical, Inc.*	32,450
400	Medtronic, Inc.	20,108
		67,118
Medical Labs and Testing Services - 0.4%
200	Covance, Inc.*	17,324
600	Quest Diagnostics, Inc.	31,740
		49,064
Medical Products - 3.2%
2,500	Baxter International, Inc.	145,125
100	Becton, Dickinson and Co.	8,358
100	Henry Schein, Inc.*	6,140
400	Johnson & Johnson	26,680
1,700	Stryker Corp.	127,024
800	Zimmer Holdings, Inc.*	52,920
		366,247
Metal - Copper - 0.7%
800	Southern Copper Corp.	84,104
Metal - Iron - 0.1%
100	Cleveland-Cliffs, Inc.	10,080
Metal Processors and Fabricators - 2.1%
1,700	Precision Castparts Corp.	235,790
Multimedia - 0%
200	News Corporation, Inc. - Class A	4,098
30	Walt Disney Co.	968
		5,066
Networking Products - 2.2%
8,700	Cisco Systems, Inc.*	235,509
600	Juniper Networks, Inc.*	19,920
		255,429
Non-Hazardous Waste Disposal - 0.1%
200	Republic Services, Inc.	6,270
Oil - Field Services - 4.3%
100	Baker Hughes, Inc.	8,110
1,500	Global Industries, Ltd.*	32,130
100	Oceaneering International, Inc.*	6,735
3,500	Schlumberger, Ltd. (U.S. Shares)#	344,295
700	Smith International, Inc.	51,695
800	Superior Energy Services, Inc.*	27,536
300	Weatherford International, Ltd.*	20,580
		491,081
Oil and Gas Drilling - 1.3%
200	Diamond Offshore Drilling, Inc.	28,400
500	Noble Corp. (U.S. Shares)	28,255
100	Pride International, Inc.*	3,390
656	Transocean, Inc.*	93,906
		153,951

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 0.3%
400	Denbury Resources, Inc.*	$11,900
100	Unit Corp.*	4,625
275	XTO Energy, Inc.	14,124
		30,649
Oil Companies - Integrated - 1.2%
1,500	Exxon Mobil Corp.	140,535
Oil Field Machinery and Equipment - 1.8%
400	Cameron International Corp.*	19,252
1,400	Dresser-Rand Group, Inc.*	54,670
300	FMC Technologies, Inc.*	17,010
100	Grant Prideco, Inc.*	5,551
1,500	National-Oilwell Varco, Inc.*	110,190
		206,673
Oil Refining and Marketing - 1.6%
300	Cheniere Energy, Inc.*	9,792
100	Frontier Oil Corp.	4,058
100	Holly Corp.	5,089
1,900	Tesoro Corp.	90,630
1,100	Valero Energy Corp.	77,033
		186,602
Paper and Related Products - 0.1%
1,700	Domtar Corp. (U.S. Shares)*	13,073
Pharmacy Services - 1.9%
600	Express Scripts, Inc. - Class A*	43,800
1,725	Medco Health Solutions, Inc.*	174,915
		218,715
Pipelines - 0.1%
200	Equitable Resources, Inc.	10,656
100	Questar Corp.	5,410
		16,066
Private Corrections - 0.1%
400	Corrections Corporation of America*	11,804
Quarrying - 0.4%
641	Vulcan Materials Co.	50,697
Racetracks - 0.5%
900	Penn National Gaming, Inc.*	53,595
Real Estate Operating/Development - 0%
100	Forest City Enterprises, Inc. - Class A	4,444
Rental Auto/Equipment - 0.1%
500	Avis Budget Group, Inc.*	6,500
400	Hertz Global Holdings, Inc.*	6,356
		12,856
Research and Development - 0%
100	Pharmaceutical Product Development, Inc.	4,037
Respiratory Products - 0.1%
100	Respironics, Inc.*	6,548
Retail - Auto Parts - 0.2%
200	AutoZone, Inc.*	23,982
Retail - Catalog Shopping - 0.2%
500	MSC Industrial Direct Company, Inc. - Class A	20,235
Retail - Computer Equipment - 0.5%
900	GameStop Corp. - Class A*	55,899
Retail - Consumer Electronics - 0.2%
1,500	RadioShack Corp.	25,290

Shares or Principal Amount		Value
Retail - Discount - 0.3%
100	Big Lots, Inc.*	$1,599
1,200	Dollar Tree Stores, Inc.*	31,104
		32,703
Retail - Drug Store - 0.5%
1,436	CVS/Caremark Corp.	57,081
100	Walgreen Co.	3,808
		60,889
Retail - Jewelry - 0.1%
300	Tiffany & Co.	13,809
Retail - Restaurants - 0.1%
100	McDonald's Corp.	5,891
Rubber - Tires - 0.5%
2,100	Goodyear Tire & Rubber Co.*	59,262
Schools - 1.1%
700	Apollo Group, Inc. - Class A*	49,105
300	Career Education Corp.*	7,542
800	ITT Educational Services, Inc.*	68,216
		124,863
Semiconductor Components/Integrated Circuits - 0.5%
700	Analog Devices, Inc.	22,190
300	Cypress Semiconductor Corp.*	10,809
700	Linear Technology Corp.	22,281
		55,280
Semiconductor Equipment - 0.2%
500	Varian Semiconductor Equipment Associates, Inc.*	18,500
Soap and Cleaning Preparations - 0.3%
700	Church & Dwight Company, Inc.	37,849
Steel - Producers - 0.6%
1,600	AK Steel Holding Corp.*	73,984
Steel - Specialty - 0.1%
100	Allegheny Technologies, Inc.	8,640
Telecommunication Equipment - 0.4%
900	CommScope, Inc.*	44,289
100	Harris Corp.	6,268
		50,557
Telecommunication Equipment - Fiber Optics - 0%
100	Corning, Inc.	2,399
Telephone - Integrated - 0.2%
300	Telephone and Data Systems, Inc.	18,780
Textile - Apparel - 0.2%
700	Guess?, Inc.	26,523
Theaters - 0%
200	Regal Entertainment Group - Class A	3,614
Therapeutics - 0.2%
100	Amylin Pharmaceuticals, Inc.*	3,700
300	Gilead Sciences, Inc.*	13,803
500	Warner Chilcott, Ltd.*	8,865
		26,368
Tobacco - 0.5%
200	Altria Group, Inc.	15,116
500	Loews Corp. - Carolina Group	42,650
		57,766

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Toys - 0.2%
100	Hasbro, Inc.	$2,558
1,000	Mattel, Inc.	19,040
		21,598
Transportation - Marine - 0.1%
200	Tidewater, Inc.	10,972
Transportation - Railroad - 0.3%
100	CSX Corp.	4,398
200	Union Pacific Corp.	25,124
		29,522
Transportation - Truck - 0.2%
1,000	J.B. Hunt Transport Services, Inc.	27,550
Vitamins and Nutrition Products - 0.1%
300	NBTY, Inc.*	8,220
Web Portals/Internet Service Providers - 1.8%
300	Google, Inc. - Class A*	207,444
Wireless Equipment - 0%
100	QUALCOMM, Inc.	3,935
Total Common Stock (cost $10,231,547)		11,393,170
Money Markets - 1.2%
139,000	Janus Institutional Cash Management Fund - Institutional Shares, 4.98% (cost $139,000)	139,000
Other Securities - 2.6%
27,016	Allianz Dresdner Daily Asset Fund†	27,016
152,249	Repurchase Agreements†	152,249
117,060	Time Deposits†	117,060
Total Other Securities (cost $296,325)		296,325
Total Investments (total cost $10,666,872) – 103.4%		11,828,495
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(389,826)
Net Assets – 100%		$11,438,669

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$91,711	0.8%
Canada	13,073	0.1%
Cayman Islands	47,655	0.4%
Netherlands	344,295	2.9%
United States††	11,331,761	95.8%
Total	$11,828,495	100.0%

††Includes Short-Term Securities and Other Securities (94.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Growth Portfolio
Assets:
Investments at cost(1)	$10,667
Investments at value(1)	$11,689
Affiliated money market investments	139
Cash	1
Receivables:
Investments sold	384
Dividends	10
Interest	–
Due from adviser	19
Non-interested Trustees' deferred compensation	1
Other assets	–
Total Assets	12,243
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	296
Investments purchased	446
Portfolio shares repurchased	–
Advisory fees	5
Professional fees	25
Transfer agent fees and expenses	1
Distribution fees - Service Shares	2
Administrative services fees - Service Shares	1
Non-interested Trustees' fees and expenses	1
Non-interested Trustees' deferred compensation fees	1
Accrued expenses	26
Total Liabilities	804
Net Assets	$11,439
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$10,077
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	200
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,162
Total Net Assets	$11,439
Net Assets - Service Shares	$11,439
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	974
Net Asset Value Per Share	$11.74

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $289,710 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Growth Portfolio
Investment Income:
Interest	$–
Securities lending income	–
Dividends	135
Dividends from affiliates	4
Total Investment Income	139
Expenses:
Advisory fees	55
Transfer agent fees and expenses	3
Registration fees	3
Custodian fees	26
Professional fees	25
Non-interested Trustees' fees and expenses	4
Distribution fees - Service Shares	27
Administrative service fees - Service Shares	11
System fees	19
Legal fees	7
Printing expenses	45
Other expenses	5
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	230
Expense and Fee Offset	–
Net Expenses	230
Less: Excess Expense Reimbursement	(71)
Net Expenses after Expense Reimbursement	159
Net Investment Income/(Loss)	(20)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	1,237
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(185)
Net Gain/(Loss) on Investments	1,052
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,032

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen INTECH Risk-Managed Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$(20)	$(22)
Net realized gain/(loss) from investment and foreign currency transactions	1,237	485
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(185)	169
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,032	632
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Service Shares	(1,046)	(442)
Net Decrease from Dividends and Distributions	(1,046)	(442)
Capital Share Transactions:
Shares sold
Service Shares	22	24
Reinvested dividends and distributions
Service Shares	1,046	442
Shares repurchased
Service Shares	(24)	(1,500)
Net Increase/(Decrease) from Capital Share Transactions	1,044	(1,034)
Net Increase/(Decrease) in Net Assets	1,030	(844)
Net Assets:
Beginning of period	10,409	11,253
End of period	$11,439	$10,409
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights - Service Shares

For a share outstanding during each fiscal year	Janus Aspen INTECH Risk-Managed Growth Portfolio
or period ended December 31	2007	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$11.75	$11.55	$12.14	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	1.17	.72	.83	1.48	2.54
Total from Investment Operations	1.17	.72	.83	1.48	2.54
Less Distributions:
Distributions (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(1.18)	(.52)	(1.32)	(1.78)	(.10)
Tax return of capital*	–	–	(.10)	–	–
Total Distributions	(1.18)	(.52)	(1.42)	(1.78)	(.10)
Net Asset Value, End of Period	$11.74	$11.75	$11.55	$12.14	$12.44
Total Return**	9.88%	6.22%	6.89%	12.00%	25.38%
Net Assets, End of Period (in thousands)	$11,439	$10,409	$11,253	$10,532	$9,401
Average Net Assets for the Period (in thousands)	$10,970	$10,314	$10,600	$9,724	$8,135
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.42%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	(0.21)%	(0.54)%	(0.34)%	(0.67)%
Portfolio Turnover Rate***	134%	120%	126%	110%	65%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed $1,500,000 of seed capital on April 11, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

16 Janus Aspen Series December 31, 2007

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen INTECH Risk-Managed Growth Portfolio	$289,710

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen INTECH Risk-Managed Growth Portfolio	$296,325

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $152,249 and $117,060 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Portfolio's annual average daily net assets to a fee equal to 50% of the investment advisory fee rate paid by the Portfolio to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

18 Janus Aspen Series December 31, 2007

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen INTECH Risk-Managed Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$542,128	$403,128	$2,085	$139,000
Janus Institutional Cash Reserves Fund	59,936	68,436	264	–
Janus Institutional Money Market Fund – Institutional Shares	789,178	789,178	1,067	–
Janus Money Market Fund – Institutional Shares	72,626	119,251	301	–
	$1,463,868	$1,379,993	$3,717	$139,000

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Growth Portfolio	$38,966	$175,532	$–	$–	$(80)	$1,147,085

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen INTECH Risk-Managed Growth Portfolio	$10,681,410	$1,519,542	$(372,457)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Growth Portfolio	$69,928	$976,390	$–	$–
For the fiscal period ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Growth Portfolio	$–	$442,094	$–	$(21,511)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Growth Portfolio	2.10%	2.23%	1.68%	1.73%	2.58%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

20 Janus Aspen Series December 31, 2007

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Service Shares
Shares sold	2	2
Reinvested dividends and distributions	88	37
Shares repurchased	(2)	(128)
Net Increase/(Decrease) in Portfolio Shares	88	(89)
Shares Outstanding, Beginning of Period	886	975
Shares Outstanding, End of Period	974	886

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Growth Portfolio	$14,704,270	$14,738,123	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940,

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2007

Report of Independent Registered Public
Accounting Firm

To the Trustees and Shareholders
of Janus Aspen INTECH Risk-Managed Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH Risk-Managed Growth Portfolio (formerly Janus Aspen Risk-Managed Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

24 Janus Aspen Series December 31, 2007

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited) (continued)

group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Capital Gain Distributions

Portfolio
Janus Aspen INTECH Risk-Managed Growth Portfolio	$976,390

Janus Aspen Series December 31, 2007 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

**Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

30 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-717 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen International Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	26

Additional Information	27

Explanations of Charts, Tables and Financial Statements	30

Designation Requirements	33

Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen International Growth Portfolio
(unaudited)

Portfolio Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

During the 12-month period ended December 31, 2007, Janus Aspen International Growth Portfolio's Institutional Shares, Service Shares and Service II Shares returned 28.41%, 28.09% and 28.17%, respectively. Its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned 11.17%, and its secondary benchmark the MSCI All Country World ex-U.S. IndexSM, returned 16.65%, for the same period. While I am very pleased with the short-term performance of the Portfolio, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Portfolio.

Investment Strategy

In general, global stock markets had a very positive year, driven by an environment of reasonable economic growth combined with still moderate interest rates and inflation. Prior to the summer onset of the subprime-led credit crisis, the U.S. economy had shown a remarkable resilience in the face of high oil prices, rising interest rates and a slowing housing market. The economies of Continental Europe generally showed strength during the period, but Japan's economy disappointed expectations of acceleration. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization, and infrastructure development. The Chinese economy has become the key growth engine for the Asian region and one of the key pillars of growth for the world.

Holdings in Brazil, India, China, Hong Kong, and Canada significantly contributed to the Portfolio's performance during the period. On a sector basis, our investments in consumer discretionary, energy, real estate and materials companies were significant positive contributors to performance.

Another factor affecting the Portfolio's absolute performance was currency. During the 12-month period, currency had a positive impact of 5.79% as the Portfolio was unhedged and the dollar depreciated in value versus most key global currencies. However, currency negatively affected the Portfolio relative to the MSCI EAFE® Index. The Portfolio was overweight in countries such as Canada, Brazil and India whose currencies strengthened versus the dollar during the period. However, this positive effect was more than offset by the Portfolio's significant underweight position in Continental Europe, the U.K. and Australia. The European currencies, U.K. pound and Aussie dollar all strengthened versus the U.S. dollar.

During the period, our emerging market exposure remained at the high end of historical trends. However, as a result of sharp increases in global emerging markets, the valuations of some of our emerging market holdings began to look less attractive. Although the long-term growth outlook for these companies remains strong, I cut or sold some of our emerging market holdings as their share prices reached our valuation targets. At the same time, I increased our positions in some underperforming emerging market stocks which I believed had very strong business franchises and attractive valuations, such as Korean technology company Samsung Electronics, Taiwanese semiconductor foundry Taiwan Semiconductor Manufacturing Company (TSMC) and Brazilian sugar producer Cosan.

Global financial markets corrected sharply in July and August due to fears about contagion from the U.S. housing downturn and problems in the U.S. subprime mortgage market. The potential for problems in the U.S. housing market, where prices had appreciated sharply and mortgage lending standards had been relaxed, had been anticipated by many observers for a long time. However, I was surprised by the rapid and powerful contagion effect from the U.S. housing market to the global commercial paper and inter-bank lending markets and to the global financial system in general. During the broad-based market sell-off, the Portfolio declined sharply. Moves by the Federal Reserve (Fed) to lower interest rates and provide liquidity at least temporarily alleviated the crisis. Many of our holdings recovered over the last few months as stocks generally bounced back. Despite the Fed's recent reductions in U.S. interest rates, I remain concerned about the near-term outlook for the U.S. economy as the financial system struggles with fallout from the subprime crisis and housing prices continue to fall across the country.

Although the near-term outlook is murky and recent volatility unsettling, I believe that sometimes volatility can give us the opportunity to buy great growth companies at attractive prices. As the market sold off during July and August, we reviewed the Portfolio stock by stock. In cases where our highest conviction stocks had fallen sharply and valuations looked particularly compelling, I added to some of our existing positions. To help fund these purchases, I sold some positions that had performed relatively well during the period. While I still believed in the management and long-term

2 Janus Aspen Series December 31, 2007

(unaudited)

growth opportunities of many of these companies I sold, other high-conviction stocks appeared to offer more attractive valuations.

During the period, the Portfolio significantly increased its weighting in the technology sector. I increased our weighting based on bottom-up stock picking, not on a macro view of the technology sector. Based on in-depth research by our analyst team, I believed that some very strong technology franchises, with exciting medium- and long-term growth opportunities, were trading at undeservedly low valuations. In my opinion, many of the largest technology holdings in the Portfolio are global leaders in their respective industries. For example, during the period, the Portfolio increased positions or bought new positions in Samsung Electronics, the global leader in memory semiconductors; Ericsson, the global leader in wireless telecom infrastructure; TSMC, the global leader in semiconductor foundry; ARM Holdings, the global leader in intellectual property for mobile microprocessors; Amdocs, the global leader in telecom billing software and Sharp, the global leader in solar cells and one of the global leaders in flat panel displays.

Stocks That Aided Performance

The leading contributor during the 12-month period was Indian conglomerate Reliance Industries. Detailed industry analysis and numerous company checks by analysts Laurent Saltiel and Geoff Jay gave us confidence in the sustainability of the global petrochemicals cycle and especially the global refining cycle. With world-class assets and a strong position in the fast-growing Indian market, I believe Reliance should be able to maintain higher-than-industry margins in its petrochemicals and refining businesses and also generate high returns on investment from its large capacity expansions. In addition, Geoff's analysis of Reliance's exploration properties offshore of India's east coast indicated the potential for significant increases in the company's oil and gas reserves. I am also excited about the company's entrance into the undeveloped retail industry in India. I have been impressed with management's vision and ability to execute huge projects. Laurent's and Geoff's checks and analysis gave me the confidence to own a large position in Reliance during the period.

The second largest contributor to performance was Canadian fertilizer company Potash Corporation. In analyzing the company, Laurent conducted thorough checks with global fertilizer competitors and leading agriculture logistics providers, as well as key buyers of fertilizer and agricultural commodities. Laurent has forecasted an environment of very tight supply and demand and strong price increases in potash fertilizer. I have been very impressed by management and their focus on profitability. Laurent's work on Potash gave me the confidence to own a large position in the stock during the period.

China Overseas Land & Investment, one of the leading residential housing developers in China, was the third largest contributor to performance. Analyst Stephen Lew visited development projects and met with real estate companies in a number of key Chinese cities. Stephen's understanding of Chinese real estate markets and China Overseas Land & Investment's specific projects gave me a better appreciation for the company's competitive advantages in land acquisition and for the potential long-term growth of the housing market. I have been impressed by management's track record of successfully implementing its growth plans. Stephen's work gave me the conviction to own a large position in China Overseas Land & Investment during the period.

Li & Fung, a Hong Kong-based logistics provider for the apparel and consumer product sectors, was another contributor to performance. Analyst Dan Kozlowski's meetings with logistics companies and retailers helped me further appreciate Li & Fung's competitive advantages and open-ended long-term growth prospects as more and more U.S. and European retailers outsource non-core areas such as manufacturing logistics for their products. I have been impressed by the company's competitive advantages in its core business and by management's ability to find new avenues for growth. Dan's analysis gave me the conviction to further increase our position in Li & Fung during the period.

Stocks That Hindered Performance

Silicon-On-Insulator Technologies (SOITEC), the French manufacturer of silicon-on-insulator (SOI) semiconductor wafers, was the largest detractor from Portfolio performance during the period. I was disappointed by the pace of adoption of SOI technology by new semiconductor customers. Also, one of SOITEC's key end markets, high-end video game consoles, experienced weaker-than-expected sales. In hindsight, I had been overly optimistic about the growth in SOI wafers. I significantly cut the position during the period.

Arcandor A.G., a German conglomerate, was another detractor from Portfolio performance during the period. Concerns that European consumer weakness would hurt Arcandor's retail and travel businesses hurt the stock. Also, tighter global credit markets and weaker real estate markets may hinder the company's plans to divest non-core assets. I felt that management's strategy of strengthening the core businesses and focusing the portfolio was correct, and I increased the position during the period.

Melco International Development, a Hong Kong-based gaming company, also detracted from Portfolio performance during the period. Melco was hurt by startup problems for its key new casino in Macau. The company was also hurt by tighter

Janus Aspen Series December 31, 2007 3

Janus Aspen International Growth Portfolio
(unaudited)

credit markets and investor concerns about near-term overcapacity of casinos in Macau. I believe that Melco is well positioned to take advantage of the long-term growth in Macau gaming, and I held onto a meaningful position in Melco during the period.

Outlook

By nature, global stock markets often experience significant volatility. During volatile markets, such as July and August of this year, the conviction to hold onto existing positions or buy new positions is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team. Laurent, Geoff, Stephen, Dan and the rest of Janus' investment team travel thousands and thousands of miles every year meeting competitors, suppliers and customers of the companies in the Portfolio. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Portfolio.

During the past 12 months, I feel that the markets and the Portfolio performed well. I consider 12 months to be a short length of time, and in future 12-month periods, the performance of the Portfolio may be considerably worse and perhaps negative. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Janus Aspen International Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd.	5.59%
Potash Corporation of Saskatchewan, Inc.	3.50%
China Overseas Land & Investment, Ltd.	2.08%
Bunge, Ltd.	1.84%
Companhia Vale do Rio Doce (ADR)	1.68%

5 Largest Detractors from Performance – Holdings

Contribution
Silicon-On-Insulator Technologies (SOITEC)	(1.04)%
Arcandor A.G.	(0.85)%
Melco International Development, Ltd.	(0.82)%
Telefonaktiebolaget L.M. Ericsson - Class B	(0.76)%
Cosan S.A. Industria e Comerico	(0.63)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Energy	7.38%	11.56%	7.24%
Financials	6.94%	16.38%	28.74%
Consumer Discretionary	6.22%	24.30%	11.62%
Materials	5.81%	4.81%	9.24%
Consumer Staples	3.09%	9.91%	8.12%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Information Technology	(2.42)%	18.87%	5.56%
Utilities	0.11%	0.34%	5.47%
Health Care	0.11%	3.14%	6.58%
Other*	0.13%	0.16%	0.00%
Telecommunication Services	0.92%	1.27%	5.64%

* Industry not classified by Global Industry Classification Standard

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Li & Fung, Ltd. Distribution/Wholesale	5.3%
Reliance Industries, Ltd. Oil Refining and Marketing	4.8%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	4.5%
Bunge, Ltd. Agricultural Operations	3.4%
Potash Corporation of Saskatchewan, Inc. Agricultural Chemicals	3.2%
21.2%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 36.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen International Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007									Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen International Growth Portfolio - Institutional Shares	28.41%		31.98%		15.18%		16.28%		0.71%
Janus Aspen International Growth Portfolio - Service Shares	28.09%		31.65%		14.74%		16.21%		0.96%
Janus Aspen International Growth Portfolio - Service II Shares	28.17%		31.70%		14.80%		16.25%		0.96%
Morgan Stanley Capital International EAFE® Index	11.17%		21.59%		8.66%		7.69%
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	16.65%		24.02%		N/A		9.24	%**
Lipper Quartile - Institutional Shares	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity International Funds	2/242		2/186		3/81		1/36

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio's performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Janus Aspen International Growth Portfolio held approximately 13.7% and 10.0% of its net assets in Brazil and Indian securities, respectively, as of December 31, 2007 and the Portfolio has experienced significant gains due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,124.90	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,123.60	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Expense Example - Service II Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,124.00	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

(1) Expenses are equal to the annualized expense ratio of 0.70% for Institutional Shares, 0.95% for Service Shares and 0.95% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

Effective December 21, 2007, Janus Aspen International Growth Portfolio no longer accepts investments in the Portfolio by new shareholders.

* The Portfolio's inception date – May 2, 1994

** The Morgan Stanley Capital International All Country World ex-U.S. IndexSM since inception returns are calculated from December 31, 1998.

Janus Aspen Series December 31, 2007 7

Janus Aspen International Growth Portfolio

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 99.1%
Aerospace and Defense - 1.6%
1,055,255	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	$48,109,075
Agricultural Chemicals - 3.3%
662,791	Potash Corporation of Saskatchewan, Inc.	96,385,812
2,480,000	Sinofert Holdings, Ltd.	2,315,587
		98,701,399
Agricultural Operations - 5.5%
1,300,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*,ß	7,307,476
879,535	Bunge, Ltd.**	102,386,669
47,318,584	Chaoda Modern Agriculture Holdings, Ltd.	42,846,414
10,512,375	China Green Holdings, Ltd.	11,285,072
		163,825,631
Apparel Manufacturers - 2.6%
5,182,400	Esprit Holdings, Ltd.	77,102,233
Applications Software - 0.4%
274,724	Infosys Technologies, Ltd.	12,337,833
Audio and Video Products - 2.9%
1,571,500	Sony Corp.	86,243,208
Batteries and Battery Systems - 0.5%
2,329,000	BYD Company, Ltd.	15,413,357
Beverages - Wine and Spirits - 0.9%
4,687,108	C&C Group PLC	28,093,595
Broadcast Services and Programming - 0.4%
484,669	Grupo Televisa S.A. (ADR)	11,520,582
Building - Residential and Commercial - 2.0%
854,945	Gafisa S.A.	15,950,323
1,210,300	MRV Engenharia e Participacoes S.A.*	25,886,405
666,300	Rossi Residencial S.A.	17,041,400
		58,878,128
Casino Hotels - 2.0%
4,065,334	Crown, Ltd.*	47,997,070
1,041,020	Melco PBL Entertainment (Macau), Ltd. (ADR)*	12,034,191
		60,031,261
Chemicals - Diversified - 1.7%
206,700	K+S A.G.	49,439,870
Commercial Banks - 3.4%
2,160,874	Anglo Irish Bank Corporation PLC	34,559,326
716,965	Banca Generali S.P.A.	7,204,343
89,225	Banco Compartamos S.A.*	387,089
8,536,300	Banco de Oro	12,489,155
166,780	Banco de Oro-EPCI, Inc. (GDR) (144A)	4,889,256
238,222	Julius Baer Holding, Ltd.	19,653,010
1,228,014	Punjab National Bank, Ltd.	20,705,793
		99,887,972
Commercial Services - 0.6%
2,262,000	Park24 Company, Ltd.*,#	17,545,257
Computers - 0.3%
1,216,700	Foxconn Technology Company, Ltd.	9,905,903
Computers - Other - 0.3%
717,309,535	A-Max Holdings, Ltd.*,£	9,659,929

Shares/Principal/Contract Amounts		Value
Computers - Peripheral Equipment - 0.8%
678,301	Logitech International S.A.*	$24,799,186
Cosmetics and Toiletries - 1.0%
150,209	LG Household & Health Care, Ltd.*	31,263,941
Dental Supplies and Equipment - 0.3%
263,828	Osstem Implant Company, Ltd.*	9,067,995
Distribution/Wholesale - 5.3%
38,744,970	Li & Fung, Ltd.	156,532,283
Diversified Financial Services - 0.5%
211,212	Reliance Capital, Ltd.	13,865,175
Diversified Operations - 1.8%
1,324,985	Max India, Ltd.*	8,818,664
22,306,465	Melco International Development, Ltd.*	33,530,220
33,571,753	Polytec Asset Holdings, Ltd.	9,989,415
		52,338,299
Electric - Distribution - 0.3%
865,055	Equatorial Energia S.A.	9,117,359
Electric Products - Miscellaneous - 3.0%
4,910,000	Sharp Corp.	88,894,350
Electronic Components - Semiconductors - 6.7%
25,196,171	ARM Holdings PLC	62,186,764
228,324	Samsung Electronics Company, Ltd.	135,022,654
179,743	Silicon-On-Insulator Technologies (SOITEC)*	2,194,103
		199,403,521
Energy - Alternate Sources - 0.6%
216,460	Suntech Power Holdings Company, Ltd. (ADR)*	17,818,987
Finance - Investment Bankers/Brokers - 0.8%
1,416,600	Nomura Holdings, Inc.	23,856,051
Finance - Mortgage Loan Banker - 1.0%
412,955	Housing Development Finance Corporation, Ltd.	30,154,307
Finance - Other Services - 2.0%
7,223,868	IG Group Holdings PLC	58,232,649
Gambling - Non-Hotel - 0.2%
360,800	Great Canadian Gaming Corp.*	5,667,781
General - 0.2%
15,198,335	Trinity, Ltd.*,ºº,§	6,919,941
Hotels and Motels - 0.4%
1,291,500	Kingdom Hotel Investments (GDR)*	10,525,725
Insurance Brokers - 0.2%
429,254	Eurodekania, Ltd.*,ºº,§	6,275,276
Internet Connectivity Services - 0.6%
310,100	NDS Group PLC (ADR)*	18,370,324
Investment Companies - 1.7%
1,099,450	Bradespar S.A.	29,417,549
2,460,276	SM Investments Corp.	20,210,544
		49,628,093
Investment Management and Advisory Services - 0.3%
1,486,480	Bluebay Asset Management	10,503,382
Multimedia - 0.5%
4,065,334	Consolidated Media Holdings, Ltd.	14,987,933
Oil Companies - Exploration and Production - 1.9%
629,051	Niko Resources, Ltd.	56,899,566

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Oil Companies - Integrated - 1.6%
184,985	Lukoil (ADR)	$16,001,203
263,760	Petroleo Brasileiro S.A. (ADR)	30,395,702
		46,396,905
Oil Field Machinery and Equipment - 1.0%
1,354,596	Wellstream Holdings PLC*	29,199,806
Oil Refining and Marketing - 5.1%
105,700	Petroplus Holdings A.G.*	8,183,509
1,953,139	Reliance Industries, Ltd.	142,865,105
		151,048,614
Public Thoroughfares - 1.0%
1,194,953	Companhia de Concessoes Rodoviarias	18,471,730
903,160	Obrascon Huarte Lain Brasil S.A.	11,417,689
		29,889,419
Real Estate Management/Services - 3.6%
365,100	Daito Trust Construction Company, Ltd.*	20,269,676
700,846	IVG Immobilien A.G.	23,255,251
137,295	Jones Lang LaSalle, Inc.	9,769,912
1,511,000	Mitsubishi Estate Company, Ltd.*	36,775,444
79,112	Orco Property Group	9,429,275
934,400	Sao Carlos Empreendimentos e Participacoes S.A.*	8,666,442
		108,166,000
Real Estate Operating/Development - 10.3%
1,052,435	Ablon Group*	5,435,936
42,731,286	Ayala Land, Inc.	14,735,716
1,573,740	Brascan Residential Properties S.A.	9,730,826
2,856,000	CapitaLand, Ltd.	12,444,142
44,672,000	China Overseas Land & Investment, Ltd.	92,358,840
4,851,800	Cyrela Brazil Realty S.A.	65,999,753
970,360	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	6,550,885
16,365,000	Hang Lung Properties, Ltd.	74,091,562
313,935	Iguatemi Empresa de Shopping Centers S.A.	5,117,546
941,105	PDG Realty S.A. Empreendimentos e Participacoes	13,225,197
518,950	Rodobens Negocios Imobiliarios S.A.	6,169,642
		305,860,045
Recreational Centers - 1.1%
2,260,664	Orascom Hotels & Development*	33,751,857
Retail - Major Department Stores - 2.1%
2,688,999	Arcandor A.G.*	63,378,044
Semiconductor Components/Integrated Circuits - 3.2%
2,141,735	Actions Semiconductor Company, Ltd. (ADR)*	8,738,279
850,670	Marvell Technology Group, Ltd.*	11,892,367
37,925,437	Taiwan Semiconductor Manufacturing Company, Ltd.	72,515,175
687,260	Vimicro International Corp. (ADR)*	2,584,098
		95,729,919
Semiconductor Equipment - 2.2%
1,146,105	ASML Holding N.V.*	36,291,203
610,190	KLA-Tencor Corp.	29,386,750
		65,677,953

Shares/Principal/Contract Amounts		Value
Sugar - 3.6%
2,202,743	Bajaj Hindusthan, Ltd.	$16,016,138
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	3,099,244
4,484,380	Balrampur Chini Mills, Ltd.*	12,858,029
4,218,816	Cosan, Ltd. - Class A Shares*,£	53,157,082
1,570,503	Cosan S.A. Industria e Comercio	18,362,261
188,869	Shree Renuka Sugars, Ltd.	4,844,890
		108,337,644
Telecommunication Services - 3.7%
2,278,505	Amdocs, Ltd. (U.S. Shares)*	78,540,067
1,667,092	Reliance Communications, Ltd.	31,573,648
		110,113,715
Telephone - Integrated - 0.3%
380,915	GVT Holdings S.A.*	7,654,700
Transportation - Marine - 0.2%
3,332,466	DP World, Ltd.*	3,965,635
231,390	Star Asia Financial, Ltd. (144A)ºº,§	2,545,290
		6,510,925
Wireless Equipment - 1.6%
20,221,849	Telefonaktiebolaget L.M. Ericsson - Class B	47,219,992
Total Common Stock (cost $2,077,694,522)		2,950,752,895
Purchased Options - Puts - 0.6%
604,673	iShares MSCI Emerging Markets Index expires April 2008 exercise price $149.20	6,924,782
5,668	iShares MSCI Emerging Markets Index expires April 2008 exercise price $157.69	9,799,972
Total Purchased Options - Puts (premiums paid $16,753,915)		16,724,754
Rights - 0%
Sugar - 0%
684,268	Cosan S.A. Industria e Comercio expires - 1/5/08 (cost $0)	34,617
Money Markets - 0.4%
10,032,986	Janus Institutional Cash Management Fund - Institutional Shares, 4.98%	10,032,986
640,000	Janus Institutional Money Market Fund - Institutional Shares, 4.91%	640,000
Total Money Markets (cost $10,672,986)		10,672,986
Other Securities - 0.4%
8,543,975	Allianz Dresdner Daily Asset Fund†	8,543,975
2,081,000	Repurchase Agreements†	2,081,000
1,600,025	Time Deposits†	1,600,025
Total Other Securities (cost $12,225,000)		12,225,000
Total Investments (total cost $2,117,346,423) – 100.5%		2,990,410,252
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(14,287,481)
Net Assets – 100%		$2,976,122,771

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen International Growth Portfolio

Schedule of Investments

As of December 31, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$62,985,003	2.1%
Bermuda	371,174,140	12.4%
Brazil	407,783,658	13.6%
Canada	158,953,159	5.3%
Cayman Islands	92,502,917	3.1%
China	15,413,357	0.5%
Egypt	33,751,857	1.1%
France	2,194,103	0.1%
Germany	136,073,165	4.6%
Hong Kong	218,934,754	7.3%
Hungary	5,435,936	0.2%
India	297,138,828	9.9%
Ireland	62,652,921	2.1%
Italy	7,204,343	0.2%
Japan	273,583,986	9.2%
Luxembourg	9,429,275	0.3%
Mexico	11,907,671	0.4%
Netherlands	36,291,203	1.2%
Philippines	52,324,671	1.8%
Russia	16,001,202	0.5%
Singapore	12,444,142	0.4%
South Korea	175,354,590	5.9%
Sweden	47,219,992	1.6%
Switzerland	52,635,704	1.8%
Taiwan	82,421,079	2.8%
United Arab Emirates	3,965,635	0.1%
United Kingdom	263,308,269	8.8%
United States††	81,324,692	2.7%
Total	$2,990,410,252	100.0%

††Includes Short-Term Securities and Other Securities (2.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen International Growth Portfolio
Assets:
Investments at cost(1)	$2,117,346
Investments at value(1)	$2,979,737
Affiliated money market investments	10,673
Cash denominated in foreign currency (cost $373)	375
Receivables:
Investments sold	1,338
Portfolio shares sold	1,366
Dividends	1,547
Interest	66
Non-interested Trustees' deferred compensation	48
Other assets	32
Total Assets	2,995,182
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	12,225
Due to custodian	425
Investments purchased	347
Portfolio shares repurchased	2,676
Advisory fees	1,614
Transfer agent fees and expenses	1
Distribution fees - Service Shares	329
Distribution fees - Service II Shares	93
Non-interested Trustees' fees and expenses	17
Non-interested Trustees' deferred compensation fees	48
Foreign tax liability	1,049
Accrued expenses	235
Total Liabilities	19,059
Net Assets	$2,976,123
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,740,415
Undistributed net investment income/(loss)*	(8,870)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	372,544
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(2)	872,034
Total Net Assets	$2,976,123
Net Assets - Institutional Shares	$987,570
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,109
Net Asset Value Per Share	$65.36
Net Assets - Service Shares	$1,549,980
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	24,007
Net Asset Value Per Share	$64.56
Net Assets - Service II Shares	$438,573
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,765
Net Asset Value Per Share	$64.83

 *See Note 3 in Notes to Financial Statements.

(1) Investments at cost and value include $11,566,549 of securities loaned (Note 1).

(2) Net of foreign taxes on investments of $1,049,131.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen International Growth Portfolio
Investment Income:
Interest	$29
Securities lending income	513
Dividends	36,816
Dividends from affiliates	1,031
Foreign tax withheld	(2,130)
Total Investment Income	36,259
Expenses:
Advisory fees	16,657
Transfer agent fees and expenses	8
Registration fees	23
Custodian fees	1,004
Professional fees	16
Non-interested Trustees' fees and expenses	76
Printing expenses	321
Legal fees	7
System fees	19
Distribution fees - Service Shares	3,316
Distribution fees - Service II Shares	909
Other expenses	129
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	22,485
Expense and Fee Offset	(1)
Net Expenses	22,484
Net Investment Income/(Loss)	13,775
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	501,878
Net realized gain/(loss) from options contracts	(3,924)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation(1)	129,753
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	627,708
Net Increase/(Decrease) in Net Assets Resulting from Operations	$641,483

(1)  Net of foreign taxes on investments of $1,049,131.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$13,775	$27,038
Net realized gain/(loss) from investment and foreign currency transactions	501,878	304,159
Net realized gain/(loss) from options contracts	(3,924)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	129,753	324,983
Payment from affiliate (Note 2)	1	9
Net Increase/(Decrease) in Net Assets Resulting from Operations	641,483	656,189
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(5,732)	(13,793)
Service Shares	(6,080)	(15,757)
Service II Shares	(1,670)	(4,335)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(13,482)	(33,885)
Capital Share Transactions:
Shares sold
Institutional Shares	142,916	233,326
Service Shares	342,951	236,692
Service II Shares	136,029	151,658
Redemption fees
Service II Shares	151	69
Reinvested dividends and distributions
Institutional Shares	5,732	13,793
Service Shares	6,080	15,757
Service II Shares	1,670	4,335
Shares repurchased
Institutional Shares	(226,668)	(204,513)
Service Shares	(193,009)	(116,835)
Service II Shares	(89,116)	(33,625)
Net Increase/(Decrease) from Capital Share Transactions	126,736	300,657
Net Increase/(Decrease) in Net Assets	754,737	922,961
Net Assets:
Beginning of period	2,221,386	1,298,425
End of period	$2,976,123	$2,221,386
Undistributed net investment income/(loss)*	$(8,870)	$(13,232)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$51.21		$35.54		$27.19	$23.06		$17.30
Income from Investment Operations:
Net investment income/(loss)	.50		.56		.41	.30		.24
Net gain/(loss) on securities (both realized and unrealized)	14.02		15.97		8.30	4.05		5.75
Total from Investment Operations	14.52		16.53		8.71	4.35		5.99
Less Distributions and Other:
Dividends (from net investment income)*	(.37)		(.86)		(.36)	(.22)		(.23)
Distributions (from capital gains)*	–		–		–	–		–
Payment from affiliate	–	(1)	–	(1)	–	–	(1)	–
Total Distributions and Other	(.37)		(.86)		(.36)	(.22)		(.23)
Net Asset Value, End of Period	$65.36		$51.21		$35.54	$27.19		$23.06
Total Return	28.41	%(2)	46.98	%(2)	32.28%	18.99	%(2)	34.91%
Net Assets, End of Period (in thousands)	$987,570		$844,734		$549,948	$465,055		$637,918
Average Net Assets for the Period (in thousands)	$915,608		$691,150		$473,781	$556,677		$595,791
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.70%		0.71%		0.70%	0.69%		0.76%
Ratio of Net Expenses to Average Net Assets(4)	0.70%		0.71%		0.70%	0.68%		0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.70%		1.79%		1.05%	1.02%		1.26%
Portfolio Turnover Rate	59%		60%		57%	65%		123%

Service Shares

For a share outstanding during each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2007	2006		2005		2004		2003
Net Asset Value, Beginning of Period	$50.62	$35.17		$26.94		$22.89		$17.18
Income from Investment Operations:
Net investment income/(loss)	.38	.46		.31		.20		.18
Net gain/(loss) on securities (both realized and unrealized)	13.82	15.79		8.24		4.05		5.71
Total from Investment Operations	14.20	16.25		8.55		4.25		5.89
Less Distributions and Other:
Dividends (from net investment income)*	(.26)	(.80)		(.32)		(.20)		(.18)
Distributions (from capital gains)*	–	–		–		–		–
Payment from affiliate	–	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(.26)	(.80)		(.32)		(.20)		(.18)
Net Asset Value, End of Period	$64.56	$50.62		$35.17		$26.94		$22.89
Total Return	28.09%	46.66	%(2)	31.94	%(2)	18.69	%(2)	34.53%
Net Assets, End of Period (in thousands)	$1,549,980	$1,072,922		$635,357		$498,735		$457,965
Average Net Assets for the Period (in thousands)	$1,326,458	$826,815		$523,662		$457,088		$391,922
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.95%	0.96%		0.95%		0.94%		1.01%
Ratio of Net Expenses to Average Net Assets(4)	0.95%	0.96%		0.95%		0.93%		1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.44%	1.49%		0.78%		0.77%		0.99%
Portfolio Turnover Rate	59%	60%		57%		65%		123%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal years ended 2007, 2006, 2005 and 2004.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Service II Shares

For a share outstanding during each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$50.80		$35.38		$27.11		$23.02		$17.27
Income from Investment Operations:
Net investment income/(loss)	.38		.49		.30		.20		.17
Net gain/(loss) on securities (both realized and unrealized)	13.89		15.85		8.31		4.08		5.75
Total from Investment Operations	14.27		16.34		8.61		4.28		5.92
Less Distributions and Other:
Dividends (from net investment income)*	(.26)		(.94)		(.34)		(.20)		(.18)
Distributions (from capital gains)*	–		–		–		–		–
Redemption fees	.02		.02		–	(1)	.01		.01
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–
Total Distributions and Other	(.24)		(.92)		(.34)		(.19)		(.17)
Net Asset Value, End of Period	$64.83		$50.80		$35.38		$27.11		$23.02
Total Return	28.17	%(3)	46.70	%(3)	31.97	%(3)	18.75	%(3)	34.55%
Net Assets, End of Period (in thousands)	$438,573		$303,730		$113,120		$72,194		$60,206
Average Net Assets for the Period (in thousands)	$363,622		$186,734		$82,746		$63,943		$47,299
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.95%		0.96%		0.95%		0.94%		1.01%
Ratio of Net Expenses to Average Net Assets(5)	0.95%		0.95%		0.95%		0.93%		1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.42%		1.26%		0.78%		0.79%		0.98%
Portfolio Turnover Rate	59%		60%		57%		65%		123%

*  See Note 3 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal years ended 2007, 2006, 2005 and 2004.

(5)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 15

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of December 31, 2007)

	Value	Value as a % of Net Assets
Janus Aspen International Growth Portfolio
Eurodekania, Ltd.	$6,275,276	0.2%
Star Asia Financial, Ltd. (144A)	2,545,290	0.1%
Trinity, Ltd.	6,919,941	0.2%
	$15,740,507	0.5%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen International Growth Portfolio
Eurodekania, Ltd.ºº	3/8/07	$5,628,245	$6,275,276	0.2%
Star Asia Financial, Ltd. (144A)ºº	2/22/07 - 6/22/07	2,399,730	2,545,290	0.1%
Trinity, Ltd.ºº	11/14/07	6,995,780	6,919,941	0.2%
		$15,023,755	$15,740,507	0.5%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

16 Janus Aspen Series December 31, 2007

£ The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended December 31, 2007.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/07
Janus Aspen International Growth Portfolio
A-Max Holdings, Ltd.*	717,309,535	$12,089,271	–	$–	$–	$–	$9,659,929
Cosan, Ltd. - Class A Shares	5,222,501	54,836,261	1,003,685	10,538,693	749,093	–	53,157,082
		$66,925,532		$10,538,693	$749,093	$–	$62,817,011

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen International Growth Portfolio	$7,566,650

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen International Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital

18 Janus Aspen Series December 31, 2007

Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen International Growth Portfolio	$11,566,549

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen International Growth Portfolio	$12,225,000

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $2,081,000 and $1,600,025 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported on the Statement of Operations as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio did not recognize any realized gains and/or losses from written option transactions during the fiscal year ended December 31, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options. As of December 31, 2007, the Portfolio was not invested in written option contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

20 Janus Aspen Series December 31, 2007

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $150,657 for the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

During the fiscal year ended December 31, 2007, Janus Services reimbursed the Portfolio $931 for Service II Shares as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio $99 for Institutional Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $605 for Institutional Shares, $5,520 for Service Shares and $887 for Service II Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $847 for Institutional Shares, $988 for Service Shares and $196 for Service II

22 Janus Aspen Series December 31, 2007

Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Share's and Service II Share's respective average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Aspen International Growth Portfolio	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Institutional Cash Management Fund - Institutional Shares	$200,059,526	$190,026,540	$619,746	$10,032,986
Janus Institutional Cash Reserves Fund	9,051,852	11,124,852	10,577	–
Janus Institutional Money Market Fund - Institutional Shares	357,249,059	356,609,059	314,045	640,000
Janus Money Market Fund - Institutional Shares	112,507,260	121,396,260	87,024	–
	$678,867,697	$679,156,711	$1,031,392	$10,672,986

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen International Growth Portfolio(1)	$58,347,638	$342,412,305	$(399,261)	$(72,881)	$(6,059)	$835,425,529

(1)  Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010
Janus Aspen International Growth Portfolio(1)	$(266,174)	$(133,087)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen International Growth Portfolio	$113,875,007

Janus Aspen Series December 31, 2007 23

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007, are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen International Growth Portfolio	$2,153,935,592	$981,405,967	$(144,931,307)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen International Growth Portfolio	$13,482,656	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen International Growth Portfolio	$33,885,214	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	2,511	5,510
Reinvested dividends and distributions	95	321
Shares repurchased	(3,993)	(4,811)
Net Increase/(Decrease) in Portfolio Shares	(1,387)	1,020
Shares Outstanding, Beginning of Period	16,496	15,476
Shares Outstanding, End of Period	15,109	16,496
Transactions in Portfolio Shares – Service Shares
Shares sold	6,033	5,523
Reinvested dividends and distributions	102	370
Shares repurchased	(3,325)	(2,759)
Net Increase/(Decrease) in Portfolio Shares	2,810	3,134
Shares Outstanding, Beginning of Period	21,197	18,063
Shares Outstanding, End of Period	24,007	21,197
Transactions in Portfolio Shares – Service II Shares
Shares sold	2,377	3,502
Reinvested dividends and distributions	28	97
Shares repurchased	(1,619)	(817)
Net Increase/(Decrease) in Portfolio Shares	786	2,782
Shares Outstanding, Beginning of Period	5,979	3,197
Shares Outstanding, End of Period	6,765	5,979

24 Janus Aspen Series December 31, 2007

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen International Growth Portfolio	$1,664,266,592	$1,545,085,698	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 25

Report of Independent Registered Public
Accounting Firm

To the Trustees and Shareholders
of Janus Aspen International Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen International Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

26 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had

Janus Aspen Series December 31, 2007 27

Additional Information (unaudited) (continued)

sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having

28 Janus Aspen Series December 31, 2007

Additional Information (unaudited) (continued)

advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

30 Janus Aspen Series December 31, 2007

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Janus Aspen Series December 31, 2007 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income
Janus Aspen International Growth Portfolio	$1,917,598	$35,407,248

Janus Aspen Series December 31, 2007 33

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

**  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

34 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 35

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen International Growth Portfolio	1/01-Present	Vice President of Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-707 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	24

Additional Information	25

Explanations of Charts, Tables and Financial Statements	28

Designation Requirements	31

Trustees and Officers	32

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit "smart growth" meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman

lead co-portfolio manager

Daniel Riff

co-portfolio manager

Performance Review

For the 12-month period ended December 31, 2007, Janus Aspen Large Cap Growth Portfolio's Institutional Shares and Service Shares advanced 15.14% and 14.84%, respectively, outperforming the Portfolio's primary benchmark, the Russell 1000® Growth Index, which gained 11.81%. The Portfolio also outperformed its secondary benchmark, the S&P 500® Index, which returned 5.49%.

Economic Summary

Despite a volatile and weak second half of the year, equity markets worldwide managed to turn in modest gains over the 12-month period ended December 31, 2007. Much of the year's gains came during the first half amid continued expansion in the global economy and an active merger and acquisition (M&A) environment, but problems in the U.S. credit markets started to rattle investor confidence in July. Many indices retreated from recent peaks as investors digested a number of issues stemming from the subprime mortgage and structured debt markets. Credit market turmoil, subprime-related write-offs, continued weakness in the U.S. housing market, central bank intervention and the first year-over-year decline in domestic corporate earnings since 2002 were just some of the main themes dominating sentiment during the latter half of 2007. Through all of this, emerging country stocks were the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies with small-cap value issues among the laggards.

As December came to a close, many themes supporting equity prices were fading. While domestic valuations were still considered to be reasonable, particularly with interest rates well off of their period highs, mixed signals on the financial health of the U.S. consumer and slowing earnings momentum were becoming a greater concern. While job growth remained strong for much of the year, a weak December reading left some doubt about continued near-term strength. In the end, the questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world will follow suit.

Outperformance Was Broad Across Many Sectors

Looking more closely at the Portfolio, sectors that contributed most to outperformance included information technology, industrials, energy and materials.

Within information technology, Apple made the single largest contribution to performance for the period. Apple has enjoyed success with the launching of its iPhone mobile device. We view the iPod and iPhone as the "Trojan Horses" that introduce consumers to the Apple lifestyle, which in turn draws consumers into Apple stores to purchase Apple computers, thereby benefiting the Apple ecosystem.

Within materials, our agricultural holdings have continued to do well. Specifically, Monsanto posted decent gains aided by healthy sales of its genetically modified seeds. Another strong agricultural holding was Syngenta, a Swiss-based leader in crop protection, which has been supported by higher commodity prices for corn and soybeans. Syngenta's business is experiencing improving fundamentals in the Brazilian market as more acreage is planted.

Integrated oil company Hess Corp. was also a top performer in the energy sector. We added to the position during the quarter based on an impressive number of exploitable opportunities around the globe that the company has in its pipeline. We believe the price of the stock does not fully reflect the upside potential of these projects.

Detractors from Performance

Holdings within the financials sector detracted from performance during the period. As mentioned, concerns about subprime exposure and the subsequent credit crunch that occurred this past summer weighed on the market in the second half of the year. Investment banks like Merrill Lynch, UBS, and JPMorgan Chase all came under pressure as investors avoided areas of the market with potential exposure to subprime mortgages. Indeed, recent write-downs, such as those at Merrill Lynch among others, have been larger than expected as banks have been forced to mark-to-market or

2 Janus Aspen Series December 31, 2007

(unaudited)

determine the current market value for their deteriorating mortgage portfolios.

Home mortgage provider Fannie Mae lost ground after it announced non-cash mark-to-market charges on its retained portfolio due to Generally Accepted Accounting Principals (GAAP) accounting regulations. Given the ongoing risk of mortgage defaults and Fannie Mae's accounting restrictions, we chose to trim the position.

Other stocks that declined in the quarter included Celgene in the health care sector. Its most recent quarter was slightly short of expectations for myeloma treatment Revlimid sales due to timing issues. Later in the quarter, confusing data was presented at a cancer conference regarding Revlimid's efficacy in patients with multiple myeloma, which weighed on the stock. Our research indicates fundamentals remain intact; therefore we added to the position.

Our largest detractor for the period was Nordstrom. The department store leader lowered guidance due to slower store traffic. We remain constructive on the name, given the high free cash flow generation of the business model, its under-penetrated store base and flexible product offering. As such, we added to the position.

At the end of the period the Portfolio was overweight in the financials and materials sectors as compared to the primary benchmark, while underweight in the information technology, health care and consumer discretionary sectors.

Other Changes to the Portfolio

We added compelling new stocks to the Portfolio during the period. For example, we purchased InBev, the world's leading brewer by volume. We view InBev as a stable and predictable business model with global exposure, run by a seasoned management team with a track record of creating value for shareholders. We were attracted to the company's growth potential, financial discipline and free cash flow generation.

We exited consumer stocks like Best Buy and BMW A.G. to reduce our exposure to consumer spending. We also sold our stake in Lowe's and Marsh & McLennan. With Lowe's we had concerns about Home Depot's strengthening competitive positioning and the continued weakness in housing. We sold media conglomerate IAC/InterActiveCorp after it reached our price target and used the proceeds to add to our News Corp position, which we believe has a more attractive risk/reward profile. We trimmed names like Boeing and Precision Castparts, and sold names like EMC, in order to harvest gains.

Conclusion

With U.S. equity markets struggling late in the year, the investment team will continue to closely monitor several factors for directional cues. First, despite the weakness in the U.S. housing sector and related credit market turmoil, we believe U.S. employment has remained a pillar of support for the economy. With signs of weakening at the end of the year, we will continue to watch the labor market closely for any sign of prolonged weakness and whether December's weaker-than-expected report was an aberration. We will also be monitoring conditions in the credit markets for signs of further deterioration. As the Federal Reserve (Fed) works to balance its dual mandate of sustainable growth and price stability, we will be watching for signs that suggest the Fed is behind the curve and whether it can be effective in navigating these uncertain economic times. Covered calls and puts were used during the period in an effort to enhance shareholder returns. Typically, this involves selling a covered call at or above the target price of an underlying equity position to earn extra income. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Portfolio. Finally, as "bottom-up" fundamental investors, we will continue to watch the future path of corporate earnings, credit conditions, liquidity, and balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile.

There is rising concern about an economic slowdown in the U.S. economy. We aim to construct an all-weather Portfolio that seeks to perform well in up markets and preserve capital in down markets. Given the macro economic concern, we have added what we believe are more predictable business models to the Portfolio in areas like health care and consumer staples.

Manager Change

The Portfolio's previous manager, David Corkins, retired from Janus as of November 1, 2007. Jonathan Coleman, Co-Chief Investment Officer and a 13-year Janus veteran, assumed lead Portfolio Management responsibilities. He is joined by Dan Riff, Co-Portfolio Manager.

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Large Cap Growth Portfolio (unaudited)

Janus Aspen Large Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Apple, Inc.	1.93%
Monsanto Co.	1.38%
Hess Corp.	1.37%
Precision Castparts Corp.	1.29%
NRG Energy, Inc.	1.14%

5 Largest Detractors from Performance – Holdings

Contribution
Nordstrom, Inc.	(0.57)%
Fannie Mae	(0.52)%
Merrill Lynch & Company, Inc.	(0.44)%
Akamai Technologies, Inc.	(0.43)%
Advanced Micro Devices, Inc.	(0.42)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	4.80%	22.00%	27.10%
Industrials	2.88%	13.02%	13.68%
Energy	2.87%	6.00%	6.25%
Materials	2.47%	4.97%	3.06%
Consumer Staples	1.58%	10.33%	9.83%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	(1.94)%	14.16%	7.83%
Consumer Discretionary	(0.04)%	10.62%	13.30%
Telecommunication Services	0.70%	3.02%	0.86%
Utilities	1.42%	3.57%	1.50%
Health Care	1.44%	12.30%	16.60%

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Microsoft Corp. Applications Software	3.7%
Hess Corp. Oil Companies - Integrated	3.2%
CVS/Caremark Corp. Retail - Drug Store	2.9%
InBev N.V. Brewery	2.9%
Exxon Mobil Corp. Oil Companies - Integrated	2.9%
15.6%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 3.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007									Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	15.14%		12.98%		5.44%		8.98%		0.69%
Janus Aspen Large Cap Growth Portfolio - Service Shares	14.84%		12.70%		5.16%		8.67%		0.94%
Russell 1000® Growth Index	11.81%		12.11%		3.83%		9.01%
S&P 500® Index	5.49%		12.83%		5.91%		10.43%
Lipper Quartile - Institutional Shares	2	nd	2	nd	2	nd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	63/204		61/165		26/54		12/26

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,050.50	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Expense Example – Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,049.10	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

(1) Expenses are equal to the annualized expense ratio of 0.65% for Institutional Shares and 0.90% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Effective November 1, 2007, Jonathan Coleman, CFA, is lead Co-Portfolio Manager and Daniel Riff is Co-Portfolio Manager of Janus Aspen Large Cap Growth Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

Janus Aspen Series December 31, 2007 7

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.9%
Aerospace and Defense - 2.3%
134,109	Boeing Co.	$11,729,173
451,080	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	20,564,737
107,295	Lockheed Martin Corp.	11,293,872
		43,587,782
Agricultural Chemicals - 3.6%
266,440	Monsanto Co.	29,758,684
148,089	Syngenta A.G.	37,448,841
		67,207,525
Apparel Manufacturers - 0.9%
1,163,102	Esprit Holdings, Ltd.	17,304,292
Applications Software - 3.7%
1,939,990	Microsoft Corp.	69,063,644
Audio and Video Products - 1.8%
598,955	Sony Corp.**	32,870,379
Beverages - Non-Alcoholic - 0.5%
137,035	Coca-Cola Co.	8,409,838
Brewery - 2.9%
664,480	InBev N.V.**	55,370,095
Casino Hotels - 0.7%
1,183,332	Crown, Ltd.*	13,970,923
Cellular Telecommunications - 1.1%
343,865	America Movil S.A. de C.V. - Series L (ADR)	21,109,872
Chemicals - Diversified - 2.4%
259,695	Bayer A.G.**	23,665,753
87,050	K+S A.G.**	20,821,193
		44,486,946
Commercial Services - Finance - 1.0%
736,300	Western Union Co.	17,877,364
Computers - 6.1%
213,795	Apple, Inc.*	42,348,515
791,840	Dell, Inc.*	19,407,998
582,300	Hewlett-Packard Co.	29,394,504
218,441	Research In Motion, Ltd. (U.S. Shares)*	24,771,209
		115,922,226
Cosmetics and Toiletries - 2.7%
383,220	Avon Products, Inc.	15,148,687
488,576	Procter & Gamble Co.	35,871,250
		51,019,937
Data Processing and Management - 0.6%
318,591	Paychex, Inc.	11,539,366
Diversified Operations - 3.3%
416,000	China Merchants Holdings International Company, Ltd.	2,587,695
97,385	Danaher Corp.	8,544,560
536,915	General Electric Co.	19,903,439
202,165	Siemens A.G.**	32,008,266
		63,043,960
Electric - Generation - 1.3%
1,180,685	AES Corp.*	25,254,852

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 2.1%
386,880	Emerson Electric Co.	$21,920,621
1,017,000	Sharp Corp.*,**	18,412,536
		40,333,157
Electronic Components - Semiconductors - 0.8%
444,625	Texas Instruments, Inc.	14,850,475
Electronic Measuring Instruments - 0.5%
40,800	Keyence Corp.*,**	10,038,086
Enterprise Software/Services - 1.7%
1,377,250	Oracle Corp.*	31,098,305
Entertainment Software - 0.9%
284,950	Electronic Arts, Inc.*	16,643,930
Finance - Credit Card - 1.1%
400,040	American Express Co.**	20,810,081
Finance - Investment Bankers/Brokers - 2.5%
794,720	JP Morgan Chase & Co.	34,689,528
784,400	Nomura Holdings, Inc.*,**	13,209,577
		47,899,105
Finance - Mortgage Loan Banker - 0.4%
177,390	Fannie Mae	7,092,052
Finance - Other Services - 1.1%
30,005	CME Group, Inc.	20,583,430
Food - Retail - 1.0%
2,062,534	Tesco PLC**	19,592,451
Forestry - 1.2%
296,660	Weyerhaeuser Co.	21,875,708
Independent Power Producer - 2.2%
951,010	NRG Energy, Inc.*,#	41,216,773
Investment Management and Advisory Services - 0.7%
227,725	T. Rowe Price Group, Inc.	13,863,898
Life and Health Insurance - 0.4%
2,301,822	Sanlam, Ltd.	7,669,032
Medical - Biomedical and Genetic - 4.0%
313,660	Amgen, Inc.*	14,566,370
525,496	Celgene Corp.*	24,283,170
275,780	Genentech, Inc.*	18,496,565
250,315	Genzyme Corp.*,**	18,633,449
		75,979,554
Medical - Drugs - 3.7%
586,790	Merck & Company, Inc.	34,098,367
209,700	Roche Holding A.G.	36,211,850
		70,310,217
Medical - HMO - 4.1%
665,610	Coventry Health Care, Inc.*	39,437,393
651,115	UnitedHealth Group, Inc.	37,894,893
		77,332,286
Medical Instruments - 0.5%
191,720	Medtronic, Inc.	9,637,764
Metal Processors and Fabricators - 0.9%
118,325	Precision Castparts Corp.	16,411,678
Multi-Line Insurance - 0.7%
228,115	American International Group, Inc.	13,299,105

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Multimedia - 1.7%
937,671	Consolidated Media Holdings, Ltd.	$3,456,973
1,350,210	News Corporation, Inc. - Class A	27,665,803
		31,122,776
Networking Products - 1.2%
812,617	Cisco Systems, Inc.*	21,997,542
Oil Companies - Exploration and Production - 0.8%
191,500	Occidental Petroleum Corp.	14,743,585
Oil Companies - Integrated - 6.1%
587,434	Exxon Mobil Corp.**	55,036,691
605,045	Hess Corp.	61,024,840
		116,061,531
Real Estate Operating/Development - 0.7%
2,729,000	Hang Lung Properties, Ltd.	12,355,385
Reinsurance - 1.4%
5,521	Berkshire Hathaway, Inc. - Class B*	26,147,456
Retail - Apparel and Shoe - 1.2%
619,460	Nordstrom, Inc.	22,752,766
Retail - Drug Store - 2.9%
1,394,459	CVS/Caremark Corp.	55,429,745
Retail - Office Supplies - 1.0%
846,813	Staples, Inc.	19,535,976
Seismic Data Collection - 0%
35,415	Electromagnetic GeoServices A.S.*,#	332,149
Semiconductor Components/Integrated Circuits - 1.3%
911,095	Marvell Technology Group, Ltd.*	12,737,108
6,523,000	Taiwan Semiconductor Manufacturing Company, Ltd.	12,472,275
		25,209,383
Semiconductor Equipment - 1.4%
557,290	KLA-Tencor Corp.#	26,839,086
Soap and Cleaning Preparations - 0.5%
172,840	Reckitt Benckiser PLC**	10,024,796
Telecommunication Equipment - Fiber Optics - 1.8%
1,426,920	Corning, Inc.	34,231,811
Telecommunication Services - 0.6%
399,005	NeuStar, Inc. - Class A*	11,443,463
Tobacco - 1.1%
275,261	Altria Group, Inc.	20,804,226
Toys - 0.8%
817,575	Mattel, Inc.	15,566,628
Transportation - Railroad - 0.3%
100,000	Canadian National Railway Co. (U.S. Shares)	4,693,000
Transportation - Services - 2.4%
429,330	C.H. Robinson Worldwide, Inc.	23,235,339
315,630	United Parcel Service, Inc. - Class B	22,321,354
		45,556,693
Web Portals/Internet Service Providers - 2.1%
48,710	Google, Inc. - Class A*	33,681,991
291,059	Yahoo!, Inc.*	6,770,032
		40,452,023
Wireless Equipment - 1.2%
529,610	Crown Castle International Corp.*	22,031,776
Total Common Stock (cost $1,603,508,969)		1,811,907,884

Shares or Principal Amount		Value
Corporate Bonds - 0.3%
Electric - Integrated - 0.3%
$1,940,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	$1,949,700
3,330,000	TXU Energy Co. LLC, 10.25% company guaranteed notes due 11/1/15 (144A)	3,296,700
Total Corporate Bonds (cost $5,270,000)		5,246,400
Equity-Linked Structured Note - 0.4%
Finance - Investment Bankers/Brokers - 0.4%
173,823	Morgan Stanley Co., convertible (Gilead Sciences, Inc.), 0% (144A)§ (cost $7,312,734)	7,783,794
Money Market - 3.4%
64,604,421	Janus Institutional Cash Management Fund - Institutional Shares, 4.98% (cost $64,604,421)	64,604,421
Other Securities - 0.3%
3,794,766	Allianz Dresdner Daily Asset Fund†	3,794,766
951,020	Repurchase Agreements†	951,020
731,213	Time Deposits†	731,213
Total Other Securities (cost $5,476,999)		5,476,999
Short-Term U.S. Treasury Bill - 0.1%
$901,000	U.S. Treasury Bill, 4.04% due 1/24/08 (amortized cost $898,601)**	898,601
Total Investments (total cost $1,687,071,724) – 100.4%		1,895,918,099
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(6,944,380)
Net Assets – 100%		$1,888,973,719

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$17,427,896	0.9%
Belgium	55,370,095	2.9%
Bermuda	30,041,400	1.6%
Brazil	20,564,737	1.1%
Canada	29,464,209	1.6%
Germany	76,495,212	4.0%
Hong Kong	14,943,080	0.8%
Japan	74,530,578	3.9%
Mexico	21,109,872	1.1%
Norway	332,149	0.0%
South Africa	7,669,032	0.4%
Switzerland	73,660,691	3.9%
Taiwan	12,472,275	0.7%
United Kingdom	29,617,247	1.6%
United States††	1,432,219,626	75.5%
Total	$1,895,918,099	100.0%

††Includes Short-Term Securities and Other Securities (71.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2007

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 5/14/08	3,415,000	$6,770,033	$133,577
Euro 4/16/08	900,000	1,316,508	(38,076)
Euro 5/2/08	5,050,000	7,386,497	111,743
Japanese Yen 4/16/08	230,000,000	2,082,738	(88,962)
Total		$17,555,776	$118,282

Value
Schedule of Written Options - Calls
Genzyme Corp. expires January 2008 217 contracts exercise price $85.00	$(3,255)
Genzyme Corp. expires January 2008 163 contracts exercise price $90.00	(1,630)
Total Written Options - Calls
(Premiums received $30,390)	$(4,885)
Value
Schedule of Written Options - Puts
Nordstrom, Inc. expires January 2008 211 contracts exercise price $40.00	$(77,648)
Total Written Options - Puts
(Premiums received $23,606)	$(77,648)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Large Cap Growth Portfolio
Assets:
Investments at cost(1)	$1,687,072
Investments at value(1)	$1,831,314
Affiliated money market investments	64,604
Cash	404
Receivables:
Investments sold	11,860
Portfolio shares sold	1,287
Dividends	1,183
Interest	378
Non-interested Trustees' deferred compensation	31
Other assets	11
Forward currency contracts	245
Total Assets	1,911,317
Liabilities:
Payables:
Options written, at value (premiums received of $54)	83
Collateral for securities loaned (Note 1)	5,477
Investments purchased	14,422
Portfolio shares repurchased	891
Advisory fees	1,004
Transfer agent fees and expenses	1
Distribution fees - Service Shares	251
Non-interested Trustees' fees and expenses	7
Non-interested Trustees' deferred compensation fees	31
Accrued expenses	49
Forward currency contracts	127
Total Liabilities	22,343
Net Assets	$1,888,974
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,232,768
Undistributed net investment income/(loss)*	1,131
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(553,858)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	208,933
Total Net Assets	$1,888,974
Net Assets - Institutional Shares	$677,593
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,640
Net Asset Value Per Share	$26.43
Net Assets - Service Shares	$1,211,381
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	46,454
Net Asset Value Per Share	$26.08

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $5,323,633 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Large Cap Growth Portfolio
Investment Income:
Interest	$277
Securities lending income	99
Dividends	15,712
Dividends from affiliates	3,330
Foreign tax withheld	(317)
Total Investment Income	19,101
Expenses:
Advisory fees	7,976
Transfer agent fees and expenses	6
Registration fees	23
Custodian fees	80
Professional fees	21
Non-interested Trustees' fees and expenses	33
Distribution fees - Service Shares	1,424
Other expenses	168
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	9,731
Expense and Fee Offset	(5)
Net Expenses	9,726
Net Investment Income/(Loss)	9,375
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	92,127
Net realized gain/(loss) from options contracts	442
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	40,769
Payment from affiliate (Note 2)	11
Net Gain/(Loss) on Investments	133,349
Net Increase/(Decrease) in Net Assets Resulting from Operations	$142,724

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$9,375	$3,776
Net realized gain/(loss) from investment and foreign currency transactions	92,127	86,521
Net realized gain/loss from options contracts	442	118
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	40,769	(471)
Payment from affiliate (Note 2)	11	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	142,724	89,944
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(4,879)	(3,301)
Service Shares	(3,727)	(412)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(8,606)	(3,713)
Capital Share Transactions:
Shares sold
Institutional Shares	42,939	24,118
Service Shares	1,061,496	10,859
Reinvested dividends and distributions
Institutional Shares	4,879	3,301
Service Shares	3,727	412
Shares repurchased
Institutional Shares	(138,831)	(151,386)
Service Shares	(46,361)	(33,943)
Net Increase/(Decrease) from Capital Share Transactions	927,849	(146,639)
Net Increase/(Decrease) in Net Assets	1,061,967	(60,408)
Net Assets:
Beginning of period	827,007	887,415
End of period	$1,888,974	$827,007
Undistributed net investment income/(loss)*	$1,131	$377

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Large Cap Growth Portfolio
fiscal year ended December 31	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.12		$20.86	$20.08	$19.23	$14.61
Income from Investment Operations:
Net investment income/(loss)	.24		.12	.09	.04	.02
Net gain/(loss) on securities (both realized and unrealized)	3.25		2.25	.76	.84	4.62
Total from Investment Operations	3.49		2.37	.85	.88	4.64
Less Distributions and Other:
Dividends (from net investment income)*	(.18)		(.11)	(.07)	(.03)	(.02)
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	(.18)		(.11)	(.07)	(.03)	(.02)
Net Asset Value, End of Period	$26.43		$23.12	$20.86	$20.08	$19.23
Total Return	15.14	%(2)	11.38%	4.23%	4.57%	31.73%
Net Assets, End of Period (in thousands)	$677,593		$677,289	$730,374	$1,177,145	$1,666,317
Average Net Assets for the Period (in thousands)	$686,441		$693,731	$857,660	$1,462,102	$1,533,995
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.66%		0.69%	0.66%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets(4)	0.66%		0.69%	0.66%	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.89%		0.49%	0.31%	0.14%	0.12%
Portfolio Turnover Rate	78%		54%	87%	33%	24%

Service Shares

For a share outstanding during each	Janus Aspen Large Cap Growth Portfolio
fiscal year ended December 31	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.84		$20.62	$19.85	$19.04	$14.48
Income from Investment Operations:
Net investment income/(loss)	.32		.02	(.02)	(.04)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	3.07		2.26	.82	.85	4.59
Total from Investment Operations	3.39		2.28	.80	.81	4.56
Less Distributions and Other:
Dividends (from net investment income)*	(.15)		(.06)	(.03)	–	–
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	(.15)		(.06)	(.03)	–	–
Net Asset Value, End of Period	$26.08		$22.84	$20.62	$19.85	$19.04
Total Return	14.84	%(2)	11.08%	4.01%	4.25%	31.49%
Net Assets, End of Period (in thousands)	$1,211,381		$149,718	$157,041	$183,028	$211,100
Average Net Assets for the Period (in thousands)	$569,659		$148,875	$163,753	$191,544	$188,994
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.91%		0.94%	0.91%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets(4)	0.91%		0.94%	0.91%	0.91%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.58%		0.24%	0.06%	(0.11)%	(0.13)%
Portfolio Turnover Rate	78%		54%	87%	33%	24%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal years ended 2007, 2006, 2005 and 2004.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Large Cap Growth Portfolio
Morgan Stanley Co., convertible, (Gilead Sciences, Inc.), 0% (144A)	10/17/07	$7,312,734	$7,783,794	0.4%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2007. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Large Cap Growth Portfolio	$245,898,824

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Large Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

16 Janus Aspen Series December 31, 2007

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Large Cap Growth Portfolio	$5,323,633

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Large Cap Growth Portfolio	$5,476,999

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $951,020 and $731,213 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $442,043 for written options during the fiscal year ended December 31, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Large Cap Growth Portfolio
Options Outstanding at December 31, 2006	2,339	$134,199
Options written	6,763 (1)	370,836
Options closed	(953)	(150,951)
Options expired	(7,557)	(306,263)
Options exercised	(212)	(17,431)
Options outstanding at December 31, 2007	380	$30,390

(1) Adjusted for NRG Energy Inc. 2 for 1 Stock Split 6/1/07

Put Options	Number of Contracts	Premiums Received
Janus Aspen Large Cap Growth Portfolio
Options outstanding at December 31, 2006	1,391	$57,032
Options written	4,153	228,660
Options closed	(286)	(57,771)
Options expired	(4,678)	(184,189)
Options exercised	(369)	(20,126)
Options outstanding at December 31, 2007	211	$23,606

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

18 Janus Aspen Series December 31, 2007

The Portfolio may engage in short sales when the portfolio managers anticipate that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio $6,340 for Institutional Shares and $4,494 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the

20 Janus Aspen Series December 31, 2007

distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Large Cap Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$233,827,073	$169,222,652	$2,386,004	$64,604,421
Janus Institutional Cash Reserves Fund	1,322,400	1,322,400	191	–
Janus Institutional Money Market Fund – Institutional Shares	767,141,154	767,141,154	940,311	–
Janus Money Market Fund – Institutional Shares	5,420,633	6,860,633	3,696	–
	$1,007,711,260	$944,546,839	$3,330,202	$64,604,421

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The capital loss carryforward in Janus Aspen Large Cap Growth Portfolio is subject to annual limitations under applicable tax laws and may expire unused as a result of a significant change in share ownership during the current year. Due to these limitations, $518,757,204 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in-capital.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Large Cap Growth Portfolio(1)	$1,153,368	$–	$(547,883,392)	$(2,894)	$(51,153)	$202,990,367

(1) Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Large Cap Growth Portfolio(1)	$(171,977)	$(378,164,191)	$(84,773,612)	$(84,773,612)

(1) Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Large Cap Growth Portfolio	$97,680,102

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Large Cap Growth Portfolio	$1,692,927,732	$252,481,707	$(49,491,340)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Large Cap Growth Portfolio	$8,606,100	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Large Cap Growth Portfolio	$3,712,528	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,696	1,106
Reinvested dividends and distributions	190	150
Shares repurchased	(5,537)	(6,979)
Net Increase/(Decrease) in Portfolio Shares	(3,651)	(5,723)
Shares Outstanding, Beginning of Period	29,291	35,014
Shares Outstanding, End of Period	25,640	29,291
Transactions in Portfolio Shares – Service Shares
Shares sold	41,616	502
Reinvested dividends and distributions	144	19
Shares repurchased	(1,861)	(1,584)
Net Increase/(Decrease) in Portfolio Shares	39,899	(1,063)
Shares Outstanding, Beginning of Period	6,555	7,618
Shares Outstanding, End of Period	46,454	6,555

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Large Cap Growth Portfolio	$1,812,680,810	$939,040,091	$6,036,623	$12,168,656

22 Janus Aspen Series December 31, 2007

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Large Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Large Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

24 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited) (continued)

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having

26 Janus Aspen Series December 31, 2007

advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

28 Janus Aspen Series December 31, 2007

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Large Cap Growth Portfolio	100%

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

**Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

32 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 33

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Aspen Large Cap Growth Portfolio	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2002-2007) for Mid Cap Growth Portfolio and Vice President (1998-2006) of Janus Capital.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Aspen Large Cap Growth Portfolio	11/07-Present	Portfolio Manager for other Janus accounts. Formerly, Analyst (2003-2007) for Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

34 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 35

Notes

36 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-701 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanation of Charts, Tables and Financial Statements	27

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Brian Demain

portfolio manager

Performance Overview

During the 12 months ended December 31, 2007, Janus Aspen Mid Cap Growth Portfolio's Institutional Shares and Service Shares advanced 22.10% and 21.80%, respectively. Meanwhile, the Portfolio's primary benchmark, the Russell Midcap® Growth Index, returned 11.43%. The Portfolio's secondary benchmark, the S&P MidCap 400 Index, returned 7.98% for the same time period.

Overview

Despite a volatile and weak second half of the year, equity markets worldwide managed to turn in modest gains over the 12-month period ended December 31, 2007. Much of the year's gains came during the first half amid continued expansion in the global economy and an active merger and acquisition (M&A) environment, but problems in the U.S. credit markets started to rattle investor confidence in July. Many indices retreated from recent peaks as investors digested a number of issues stemming from the subprime mortgage and structured debt markets. Credit market turmoil, subprime-related write-offs, continued weakness in the U.S. housing market, central bank intervention and the first year-over-year decline in domestic corporate earnings since 2002 were just some of the main themes dominating sentiment during the latter half of 2007. Through all of this, emerging country stocks tended to be the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies with small-cap value issues among the laggards.

As December came to a close, many items supporting equity prices were fading. While domestic valuations were still considered to be reasonable, particularly with interest rates well off of their period highs, mixed signals on the financial health of the U.S. consumer and slowing earnings momentum were becoming a greater concern. One pillar of strength during the year, the labor market, showed signs that it may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. While job growth remained strong for much of the year, a weak December reading left some doubt about continued near-term strength. In the end, questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world will follow suit.

Materials Stocks Boosted Performance

Strong individual stock selection, with noteworthy outperformance from picks in the materials and information technology sectors, helped the Portfolio outpace the benchmark during the period.

The largest positive contributors to the Portfolio were Potash Corporation and Owens-Illinois – two materials holdings. Potash has the world's largest excess capacity of potash, an important ingredient in agriculture fertilizer. Potash-based fertilizer has proven to improve agriculture efficiency and has seen higher demand in the agricultural sector along with increasing demands on the world's arable land. Additionally, the cost of using potash is small relative to current prices for the end product, harvested grains. As a result, the company has benefited from pricing power as the end user is generally insensitive to increases in potash prices. With the market for potash tight and the company's sales fully booked for the first half of 2008, I remain optimistic about the growth prospects at this company but harvested gains in the position late in the period reflecting the less attractive risk/reward profile.

Container manufacturer Owens-Illinois gained on the market's positive reaction to CEO Al Stroucken's focus on cost control. Additionally, the company began to see a benefit from price increases and, as a result, reported strong quarterly financial results. I believe pricing power and an emphasis on controlling costs generally make a company's profit margins and cash flows more predictable, resulting in a higher valuation from the public markets. I was pleased to see these developments at Owens during the period.

Financials Stocks Weighed on Results

Areas of weakness included the energy and financial sectors, where select Portfolio holdings declined during the period. An underweight position in energy stocks versus the benchmark also hurt the Portfolio's results.

Long-time holding Lamar Advertising suffered on market reaction to the company's reduced guidance in the third quarter as management noted seeing some weakness in the economy. I believe the market overreacted to management's candor and that growth prospects from digital billboards are not adequately reflected in the stock's valuation. The company

2 Janus Aspen Series December 31, 2007

(unaudited)

continued to generate free cash flow and return capital to shareholders. Given what I believe to be strong underlying fundamentals, predictability and potential for future growth, I added to the position on the weakness.

Financials sector company and ratings agency Moody's Corporation was unable to avoid recent issues surrounding the U.S. credit markets, as a significant decrease in new debt issuance and concerns about the quality of the company's ratings created a challenging environment. I trimmed the position to reflect the uncertainty surrounding the company's and the debt market's future operating environment.

Outlook

With U.S. equity markets struggling late in the year, the investment team will continue to closely monitor several factors for directional cues. First, despite the weakness in the U.S. housing sector and related credit market turmoil, I believe that U.S. employment had been a pillar of support for the economy. With signs of weakening at the end of the year, however, I will continue to watch the labor market closely for any sign of prolonged weakness and whether December's weaker-than-expected report was an aberration. I will also be monitoring conditions in the credit markets for signs of further deterioration. As the Federal Reserve (Fed) works to balance its dual mandate of sustainable growth and price stability, I will be watching for signs that suggest the Fed is behind the curve and whether it can be effective in navigating these uncertain economic times. Finally, as "bottom-up" fundamental investors, the investment team and I will continue to watch the future path of corporate earnings, credit conditions, liquidity and balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile.

I am excited to assume management responsibilities for Janus Aspen Mid Cap Growth Portfolio. I have nine years of investing experience and three years of working with prior manager Jonathan Coleman as an Assistant Portfolio Manager on the Portfolio, so I come into this role with experience and knowledge of the Portfolio.

As shareholders, you should expect a very similar management style to Jonathan's. I will concentrate on finding businesses with strong competitive advantages, high and improving returns on invested capital, sustainable growth and strong management. I will focus on buying these stocks at attractive valuations. Finally, I will attempt to limit the volatility of the Portfolio's returns by emphasizing names that I believe have repeatable and sustainable growth at the top of the Portfolio. The most important element to be aware of in this transition is that I will be backed by the same team of Janus analysts who have supported the Portfolio over the past five years of solid performance. This talented, hard-working, diverse group provides a constant flow of new investment ideas, as well as detailed analysis on existing positions.

I greatly appreciate the trust you are placing in both me and the analyst team at Janus, and I look forward to communicating with you in the coming years.

Thank you for your investment in Janus Aspen Mid Cap Growth Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Janus Aspen Mid Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.49%
Owens-Illinois, Inc.	2.74%
Cypress Semiconductor Corp.	1.70%
Dade Behring Holdings, Inc.	1.53%
Apple, Inc.	1.36%

5 Largest Detractors from Performance – Holdings

Contribution
Lamar Advertising Co.	(0.79)%
Moody's Corp.	(0.62)%
Celgene Corp.	(0.53)%
Nelnet, Inc. - Class A	(0.45)%
SAVVIS, Inc	(0.45)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Materials	6.57%	7.97%	4.51%
Health Care	4.90%	15.84%	13.65%
Information Technology	4.89%	18.37%	19.01%
Industrials	2.41%	13.17%	15.26%
Energy	1.97%	5.08%	9.55%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Consumer Staples	(0.36)%	1.88%	4.29%
Consumer Discretionary	(0.13)%	17.02%	20.11%
Other*	0.00%	0.03%	0.00%
Utilities	0.40%	0.92%	2.55%
Telecommunication Services	0.40%	4.70%	2.41%

*Industry not classified by Global Industry Classification Standard

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

Owens-Illinois, Inc. Containers - Metal and Glass	3.1%
Crown Castle International Corp. Wireless Equipment	2.9%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.9%
Lamar Advertising Co. Advertising Sales	2.6%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.5%
14.0%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 2.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007									Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	22.10%		20.50%		8.62%		11.71%		0.70%
Janus Aspen Mid Cap Growth Portfolio - Service Shares	21.80%		20.20%		8.33%		11.42%		0.95%
Russell Midcap® Growth Index	11.43%		17.90%		7.59%		10.36%
S&P MidCap 400 Index	7.98%		16.20%		11.20%		13.38%
Lipper Quartile - Institutional Shares	2	nd	1	st	2	nd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	43/154		19/119		15/30		3/13

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in REITs may be subject to a higher degree of market risk because of the REITs concentration in a specific industry, sector or geographic region, REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,080.60	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1,080.40	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

(1) Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

Effective November 1, 2007, Brian Demain is Portfolio Manager of Janus Aspen Mid Cap Growth Portfolio. Jonathan Coleman, previous Portfolio Manager of Janus Aspen Mid Cap Growth Portfolio, will work with Brian Demain to ensure a smooth transition of the Portfolio.

*The Portfolio's inception date – September 13, 1993

Janus Aspen Series December 31, 2007 7

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 96.2%
Advertising Sales - 2.6%
497,616	Lamar Advertising Co.*	$23,920,401
Aerospace and Defense - 1.8%
361,240	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	16,468,932
Aerospace and Defense - Equipment - 0.3%
28,400	Alliant Techsystems, Inc.*	3,230,784
Agricultural Chemicals - 2.5%
165,145	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	23,774,274
Airlines - 1.2%
283,808	Ryanair Holdings PLC (ADR)*,#	11,193,388
Apparel Manufacturers - 0.9%
538,000	Esprit Holdings, Ltd.	8,004,207
Automotive - Truck Parts and Equipment - Original - 0.4%
152,960	Tenneco, Inc.*	3,987,667
Batteries and Battery Systems - 0.7%
61,860	Energizer Holdings, Inc.*	6,936,362
Building - Mobile Home and Manufactured Homes - 0.5%
113,965	Thor Industries, Inc.#	4,331,810
Building - Residential and Commercial - 0.7%
12,340	NVR, Inc.*	6,466,160
Building and Construction Products - Miscellaneous - 0.5%
131,185	USG Corp.*,#	4,695,111
Casino Hotels - 0.8%
634,677	Crown, Ltd.*	7,493,268
Casino Services - 1.7%
137,015	International Game Technology	6,019,069
299,343	Scientific Games Corp. - Class A*,#	9,953,155
		15,972,224
Cellular Telecommunications - 1.8%
169,490	Leap Wireless International, Inc.*,#	7,905,014
184,820	N.I.I. Holdings, Inc.*	8,930,502
		16,835,516
Chemicals - Diversified - 0.7%
28,622	K+S A.G.	6,845,999
Commercial Services - 1.8%
451,493	Iron Mountain, Inc.*	16,714,271
Commercial Services - Finance - 2.7%
329,270	Equifax, Inc.	11,972,258
217,339	Jackson Hewitt Tax Service, Inc.	6,900,513
134,726	Moody's Corp.	4,809,718
42,100	Wright Express Corp.*	1,494,129
		25,176,618
Computer Services - 1.1%
162,390	IHS, Inc. - Class A*	9,834,338
Computers - 1.4%
67,859	Apple, Inc.*	13,441,511
Consulting Services - 1.5%
796,460	Gartner Group, Inc.*	13,985,838

Shares or Principal Amount		Value
Containers - Metal and Glass - 4.5%
280,726	Ball Corp.	$12,632,670
586,007	Owens-Illinois, Inc.*	29,007,346
		41,640,016
Data Processing and Management - 1.6%
139,550	Global Payments, Inc.	6,491,866
226,360	Paychex, Inc.	8,198,759
		14,690,625
Decision Support Software - 0.7%
158,340	MSCI, Inc.*	6,080,256
Distribution/Wholesale - 0.8%
1,967,000	Li & Fung, Ltd.	7,946,812
Diversified Operations - 1.1%
83,065	Harsco Corp.	5,321,974
15,530,207	Polytec Asset Holdings, Ltd.	4,621,078
		9,943,052
E-Commerce/Services - 0.5%
254,810	Liberty Media Corp. - Interactive*	4,861,775
Electric Products - Miscellaneous - 1.1%
218,170	AMETEK, Inc.	10,219,083
Electronic Components - Semiconductors - 0.4%
110,995	Microchip Technology, Inc.	3,487,463
Electronic Connectors - 0.4%
90,240	Amphenol Corp. - Class A	4,184,429
Electronic Measuring Instruments - 1.3%
390,020	Trimble Navigation, Ltd.*	11,794,205
Entertainment Software - 0.6%
101,400	Electronic Arts, Inc.*	5,922,774
Fiduciary Banks - 1.1%
128,953	Northern Trust Corp.	9,875,221
Finance - Consumer Loans - 0.4%
309,015	Nelnet, Inc. - Class A#	3,927,581
Finance - Other Services - 1.5%
20,013	CME Group, Inc.	13,728,918
Food - Canned - 0.6%
241,155	TreeHouse Foods, Inc.*	5,544,153
Gambling - Non-Hotel - 0.2%
137,200	Great Canadian Gaming Corp.*	2,155,265
Independent Power Producer - 0.9%
200,800	NRG Energy, Inc.*	8,702,672
Instruments - Controls - 0.6%
51,005	Mettler-Toledo International, Inc.*	5,804,369
Instruments - Scientific - 1.3%
206,836	Thermo Fisher Scientific, Inc.*	11,930,300
Investment Management and Advisory Services - 3.7%
168,125	National Financial Partners Corp.	7,668,181
449,791	T. Rowe Price Group, Inc.	27,383,276
		35,051,457
Life and Health Insurance - 0.5%
1,408,314	Sanlam, Ltd.	4,692,111
Machinery - General Industrial - 0.5%
5,508,000	Shanghai Electric Group Company, Ltd.	4,662,468

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Machinery - Pumps - 0.4%
112,135	Graco, Inc.	$4,178,150
Medical - Biomedical and Genetic - 1.8%
367,001	Celgene Corp.*	16,959,116
Medical - Drugs - 0.6%
76,715	Shire PLC (ADR)	5,289,499
Medical - HMO - 2.0%
313,356	Coventry Health Care, Inc.*	18,566,343
Medical Labs and Testing Services - 0.4%
44,070	Covance, Inc.*	3,817,343
Metal Processors and Fabricators - 0.7%
46,075	Precision Castparts Corp.	6,390,603
Multi-Line Insurance - 1.2%
160,951	Assurant, Inc.	10,767,622
Multimedia - 0.3%
634,677	Consolidated Media Holdings, Ltd.	2,339,905
Oil - Field Services - 0.6%
221,105	BJ Services Co.	5,364,007
Oil and Gas Drilling - 0.6%
140,010	Helmerich & Payne, Inc.	5,610,201
Oil Companies - Exploration and Production - 4.4%
111,795	Chesapeake Energy Corp.	4,382,364
264,514	EOG Resources, Inc.	23,607,874
92,390	Forest Oil Corp.*	4,697,107
268,680	Petrohawk Energy Corp.*	4,650,851
109,609	Sandridge Energy, Inc.*	3,930,579
		41,268,775
Oil Companies - Integrated - 1.1%
99,770	Hess Corp.	10,062,802
Physician Practice Management - 1.2%
165,510	Pediatrix Medical Group, Inc.*	11,279,507
Property and Casualty Insurance - 0.4%
129,898	W. R. Berkley Corp.	3,872,259
Real Estate Management/Services - 0.6%
265,750	CB Richard Ellis Group, Inc.*	5,726,913
Real Estate Operating/Development - 1.1%
1,051,000	Hang Lung Properties, Ltd.	4,758,340
167,575	St. Joe Co.*,#	5,950,588
		10,708,928
Reinsurance - 1.9%
3,794	Berkshire Hathaway, Inc. - Class B*	17,968,384
REIT - Diversified - 1.2%
627,241	CapitalSource, Inc.#	11,033,169
Respiratory Products - 1.9%
277,904	Respironics, Inc.*	18,197,154
Retail - Apparel and Shoe - 2.7%
142,945	Abercrombie & Fitch Co. - Class A	11,431,312
364,490	Nordstrom, Inc.	13,387,717
		24,819,029
Retail - Office Supplies - 1.2%
500,760	Staples, Inc.	11,552,533

Shares or Principal Amount		Value
Schools - 0.4%
50,884	Apollo Group, Inc. - Class A*	$3,569,513
Semiconductor Components/Integrated Circuits - 2.9%
1,466,110	Atmel Corp.*	6,333,595
353,255	Cypress Semiconductor Corp.*	12,727,778
578,108	Marvell Technology Group, Ltd.*	8,081,950
		27,143,323
Semiconductor Equipment - 1.6%
315,285	KLA-Tencor Corp.	15,184,126
Telecommunication Equipment - 1.6%
302,565	CommScope, Inc.*	14,889,224
Telecommunication Services - 3.8%
352,172	Amdocs, Ltd. (U.S. Shares)*	12,139,369
460,015	SAVVIS, Inc.*	12,839,019
523,680	Time Warner Telecom, Inc. - Class A*	10,625,467
		35,603,855
Therapeutics - 1.3%
228,042	Gilead Sciences, Inc.*	10,492,212
263,680	MannKind Corp.*,#	2,098,893
		12,591,105
Toys - 1.5%
186,835	Marvel Entertainment, Inc.*	4,990,363
453,335	Mattel, Inc.	8,631,498
		13,621,861
Transportation - Equipment and Leasing - 0.5%
123,285	GATX Corp.	4,522,094
Transportation - Railroad - 0.7%
146,500	Canadian National Railway Co. (U.S. Shares)	6,875,245
Transportation - Services - 1.4%
128,920	C.H. Robinson Worldwide, Inc.	6,977,150
133,042	Expeditors International of Washington, Inc.	5,944,317
		12,921,467
Transportation - Truck - 0.6%
143,280	Landstar System, Inc.	6,039,252
Web Hosting/Design - 0.8%
71,163	Equinix, Inc.*,#	7,192,444
Wireless Equipment - 2.9%
659,170	Crown Castle International Corp.*	27,421,472
Total Common Stock (cost $597,418,464)		899,500,907
Money Markets - 1.7%
15,597,846	Janus Institutional Cash Management Fund - Institutional Shares, 4.98% (cost $15,597,846)	15,597,846
Other Securities - 4.4%
28,899,103	Allianz Dresdner Daily Asset Fund†	28,899,103
7,214,923	Repurchase Agreements†	7,214,923
5,547,359	Time Deposits†	5,547,359
Total Other Securities (cost $41,661,385)		41,661,385
Total Investments (total cost $654,677,695) – 102.3%		956,760,138
Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(21,773,864)
Net Assets – 100%		$934,986,274

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments

As of December 31, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$9,833,173	1.0%
Bermuda	24,032,969	2.5%
Brazil	16,468,932	1.7%
Canada	32,804,784	3.4%
Cayman Islands	4,621,078	0.5%
China	4,662,468	0.5%
Germany	6,845,999	0.7%
Hong Kong	4,758,340	0.5%
Ireland	11,193,388	1.2%
South Africa	4,692,111	0.5%
United Kingdom	17,428,868	1.8%
United States††	819,418,028	85.7%
Total	$956,760,138	100.0%

††Includes Short-Term Securities and Other Securities (79.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Growth Portfolio
Assets:
Investments at cost(1)	$654,678
Investments at value(1)	$941,162
Affiliated money market investments	15,598
Cash	89
Receivables:
Investments sold	10
Portfolio shares sold	20,211
Dividends	403
Interest	101
Non-interested Trustees' deferred compensation	15
Other assets	10
Total Assets	977,599
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	41,661
Investments purchased	253
Portfolio shares repurchased	16
Advisory fees	493
Transfer agent fees and expenses	1
Distribution fees - Service Shares	73
Non-interested Trustees' fees and expenses	6
Non-interested Trustees' deferred compensation fees	15
Accrued expenses	95
Total Liabilities	42,613
Net Assets	$934,986
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$893,432
Undistributed net investment income/(loss)*	(268)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(260,262)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	302,084
Total Net Assets	$934,986
Net Assets - Institutional Shares	$565,996
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,164
Net Asset Value Per Share	$39.96
Net Assets - Service Shares	$368,990
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,469
Net Asset Value Per Share	$38.97

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $40,323,274 of securities loaned (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Mid Cap Growth Portfolio
Investment Income:
Interest	$39
Securities lending income	434
Dividends	7,144
Dividends from affiliates	491
Foreign tax withheld	(103)
Total Investment Income	8,005
Expenses:
Advisory fees	5,439
Transfer agent fees and expenses	6
Registration fees	32
Custodian fees	33
Professional fees	21
Non-interested Trustees' fees and expenses	27
Distribution fees - Service Shares	751
Other expenses	193
Non-recurring costs (Note 2	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	6,502
Expense and Fee Offset	(2)
Net Expenses	6,500
Less: Excess Expense Reimbursement	–
Net Expenses after Expense Reimbursement	6,500
Net Investment Income/(Loss)	1,505
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	116,938
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	47,896
Net Gain/(Loss) on Investments	164,834
Net Increase/(Decrease) in Net Assets Resulting from Operations	$166,339

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$1,505	$(890)
Net realized gain/(loss) from investment and foreign currency transactions	116,938	125,727
Change in net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	47,896	(27,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	166,339	97,468
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,171)	–
Service Shares	(217)	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	(2,903)	–
Service Shares	(1,652)	–
Net Decrease from Dividends and Distributions	(5,943)	–
Capital Share Transactions:
Shares sold
Institutional Shares	56,218	42,627
Service Shares	122,089	25,071
Reinvested dividends and distributions
Institutional Shares	4,074	–
Service Shares	1,867	–
Shares repurchased
Institutional Shares	(122,331)	(117,860)
Service Shares	(64,984)	(57,959)
Net Increase/(Decrease) from Capital Share Transactions	(3,067)	(108,121)
Net Increase/(Decrease) in Net Assets	157,329	(10,653)
Net Assets:
Beginning of period	777,657	788,310
End of period	$934,986	$777,657
Undistributed net investment income/(loss)*	$(268)	$(385)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights

Institutional Shares For a share outstanding during each	Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$32.97	$29.02	$25.84		$21.40	$15.84
Income from Investment Operations:
Net investment income/(loss)	.12	.03	.08		.02	.01
Net gain/(loss) on securities (both realized and unrealized)	7.15	3.92	3.10		4.42	5.55
Total from Investment Operations	7.27	3.95	3.18		4.44	5.56
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	–		–	–
Distributions (from capital gains)*	(.20)	–	–		–	–
Payment from affiliate	–	–	–	(1)	–	–
Total Distributions and Other	(.28)	–	–		–	–
Net Asset Value, End of Period	$39.96	$32.97	$29.02		$25.84	$21.40
Total Return	22.10%	13.61%	12.31	%(2)	20.75%	35.10%
Net Assets, End of Period (in thousands)	$565,996	$523,173	$532,085		$1,205,813	$1,649,423
Average Net Assets for the Period (in thousands)	$550,938	$525,467	$706,963		$1,579,383	$1,461,491
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.68%	0.69%	0.67%		0.66%	0.67%
Ratio of Net Expenses to Average Net Assets(4)	0.68%	0.69%	0.67%		0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.27%	(0.03)%	(0.01)%		(0.05)%	(0.11)%
Portfolio Turnover Rate	45%	41%	32%		25%	36%
Service Shares For a share outstanding during each	Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$32.19	$28.41	$25.36		$21.05	$15.62
Income from Investment Operations:
Net investment income/(loss)	.04	(.09)	(.05)		(.05)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	6.96	3.87	3.10		4.36	5.46
Total from Investment Operations	7.00	3.78	3.05		4.31	5.43
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–		–	–
Distributions (from capital gains)*	(.20)	–	–		–	–
Payment from affiliate	–	–	–	(1)	–	–
Total Distributions and Other	(.22)	–	–		–	–
Net Asset Value, End of Period	$38.97	$32.19	$28.41		$25.36	$21.05
Total Return	21.80%	13.31%	12.03	%(2)	20.48%	34.76%
Net Assets, End of Period (in thousands)	$368,990	$254,484	$256,225		$240,418	$204,838
Average Net Assets for the Period (in thousands)	$300,362	$253,611	$244,487		$211,792	$167,689
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.93%	0.94%	0.92%		0.91%	0.92%
Ratio of Net Expenses to Average Net Assets(4)	0.93%	0.94%	0.92%		0.91%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.01%	(0.28)%	(0.23)%		(0.28)%	(0.35)%
Portfolio Turnover Rate	45%	41%	32%		25%	36%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal years ended 2007, 2006, 2005 and 2004.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*  Non-income-producing security.

#  Loaned security; a portion or all of the security is on loan at December 31, 2007.

†  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

16 Janus Aspen Series December 31, 2007

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Mid Cap Growth Portfolio	$40,323,274

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Mid Cap Growth Portfolio	$41,661,385

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $7,214,923 and $5,547,359 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is

18 Janus Aspen Series December 31, 2007

quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Mid Cap Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$53,741,956	$38,144,110	$289,357	$15,597,846
Janus Institutional Cash Reserves Fund	2,928,174	6,126,003	9,463	–
Janus Institutional Money Market Fund – Institutional Shares	124,304,761	124,304,761	172,333	–
Janus Money Market Fund – Institutional Shares	26,411,500	26,411,500	20,072	–
	$207,386,391	$194,986,374	$491,225	$15,597,846

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Growth Portfolio(1)	$353,972	$43,814,507	$(303,594,366)	$(163)	$(6,331)	$300,986,834

(1)  Capital Loss Carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Mid Cap Growth Portfolio(1)	$(226,338,650)	$(53,089,575)	$(24,166,141)

(1)  Capital Loss Carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Growth Portfolio	$73,514,791

20 Janus Aspen Series December 31, 2007

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Mid Cap Growth Portfolio	$655,773,304	$332,807,989	$(31,821,155)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Growth Portfolio	$1,387,888	$4,554,706	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Growth Portfolio	$–	$–	$–	$(511,307)

4. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,523	1,390
Reinvested dividends and distributions	109	–
Shares repurchased	(3,335)	(3,855)
Net Increase/(Decrease) in Portfolio Shares	(1,703)	(2,465)
Shares Outstanding, Beginning of Period	15,867	18,332
Shares Outstanding, End of Period	14,164	15,867
Transactions in Portfolio Shares – Service Shares
Shares sold	3,322	831
Reinvested dividends and distributions	52	–
Shares repurchased	(1,810)	(1,946)
Net Increase/(Decrease) in Portfolio Shares	1,564	(1,115)
Shares Outstanding, Beginning of Period	7,905	9,020
Shares Outstanding, End of Period	9,469	7,905

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Growth Portfolio	$382,058,169	$418,589,427	$–	$–

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2007

Report of Independent Registered Public
Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Mid Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They

24 Janus Aspen Series December 31, 2007

also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited) (continued)

services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio

Janus Aspen Series December 31, 2007 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings. The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Capital Gains Distributions

Portfolio
Janus Aspen Mid Cap Growth Portfolio	$4,554,706

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Mid Cap Growth Portfolio	100%

Janus Aspen Series December 31, 2007 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

  *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

30 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 31

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Aspen Mid Cap Growth Portfolio	11/07-Present	Vice President of Janus Capital. Formerly, Assistant Portfolio Manager (2004-2007) for Mid Cap Growth Portfolio and Analyst (1999-2007) for Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-702 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Mid Cap Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Schedule of Investments	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	27

Additional Information	28

Explanations of Charts, Tables and Financial Statements	31

Designation Requirements	34

Trustees and Officers	35

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot

This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by Perkins, Wolf, McDonnell and Company, LLC

Performance Overview

During the 12 months ended December 31, 2007, Janus Aspen Mid Cap Value Portfolio's Institutional Shares and Service Shares returned 7.42% and 7.04%, respectively, outpacing the (1.42)% return of the Portfolio's benchmark, the Russell Midcap® Value Index. The S&P MidCap 400 Index returned 7.98% and the S&P 500® Index returned 5.49% during the same period.

After an unusually long period (over six years) of small- and mid-cap value stocks outperforming, larger caps and growth issues did relatively better in 2007. We have been anticipating this for some time as we have been finding more investment opportunities in larger mid-caps and out-of-favor growth stocks. Thus we believe we are relatively well positioned for the market's transition.

The Portfolio's outperformance was broad based during the year as we had positive stock selection in almost every sector and continued to be underweighted in the Index's weakest groups (consumer discretionary and financials) and overweighted in one of the strongest (energy). Although we have been only equally weighted in materials, some of our strongest individual stocks (Mosaic, Agrium and Goldcorp) were in that sector. The first two are fertilizer producers and, along with Deere & Co., have been direct beneficiaries of the strength in agriculture prices, while our purchase of mining company Goldcorp benefited from the rally in gold prices.

As has been the case in each year other than 2002, merger and acquisition activity had a positive impact on the Portfolio. Over the course of the year we had more than 10 buyouts or mergers spread over several industries. With the disruption in the credit markets, this activity nearly came to a halt in recent months. However, during the period, wireless and wireline provider ALLTEL, Hilton Hotels and chemical company Huntsman had buyouts announced (the latter two at more than 30% premiums to their last market price) and drilling services company Global Santa Fe agreed to an attractive merger with Transocean. While private equity activity is likely to decline from the record levels in recent years, we believe that strategic and/or foreign buyers could step in, as evidenced by National Oilwell's fourth quarter buyout of Portfolio holding Grant Prideco. This buyout activity is a reinforcement of our belief that our longstanding investment process is successful in identifying strong, attractively valued franchises.

Sector and Related Holding Performance

We have been overweighted in energy since the early days of the Portfolio. This is a result of consistently finding companies that we believe have undervalued assets in politically safe geographies with strong balance sheets. Many of these companies have benefited in the context of secularly increasing energy prices. In shorter periods of time such as last year, we have been penalized by this emphasis on the long term, as energy prices are volatile. But, staying the course benefited us this year as it often has in the past. Some of our best results in the energy sector this year came from Anadarko Petroleum, Forest Oil and Noble Energy – the latter we owned in the Portfolio's first year. Given the recent spike in oil prices to above $70 per barrel (now approaching $100) we have pared back several of our holdings. Our most significant additions to this sector in the past 12 months have been in energy master limited partnerships such as Kinder Morgan Energy, Enterprise Products and Plains All American Pipeline, all of which have 6% current dividend yields which we believe are likely to grow and have been less susceptible to commodity price volatility.

Financials have historically been our heaviest portfolio exposure, but we have been underweighted relative to the benchmark for several years. For the past few years this lower relative exposure was primarily due to our lesser investment in Real Estate Investment Trusts (REITs), which we had reduced after several years of strong returns had taken them to what we felt were expensive levels. This year for the first time since 2000 REITs underperformed and actually declined in recent months. However, we feel they are still somewhat expensive and we remain underweighted. Since the Portfolio's inception, the one area of financials in which we have been overweighted has been the money managers. This is a business that we believe has secular growth, good balance sheets and cash flows and reasonable valuations. In this group, Waddell & Reed Financial gained 35% and our more recent purchase of Invesco provided over 14% returns. This strong result from money managers and from Berkshire Hathaway (up approximately 29%) allowed our financials to hold up significantly better than the financial component of the Index.

2 Janus Aspen Series December 31, 2007

(unaudited)

However, we were not totally immune to these sector declines as Colonial BancGroup and insurer Old Republic International were among the Portfolio's worst performers. Both stocks were affected by real estate credit concerns. However, we believe each of these companies has high-quality credit and asset standards and safe high dividend payouts. Thus we added to Colonial and Old Republic as their stocks weakened.

The sector in which we continue to be under-represented is the utility industry. Since inception we have had limited exposure to these stocks because they have had few of the characteristics that we seek. They generally have leveraged balance sheets, little free cash flow, regulated rates and limited growth. This year our underweighting was a slight detractor, but over the long term we have done well to de-emphasize this sector.

As we have mentioned in our recent reports, for the past few years we have found increasing opportunities in the larger end of our capitalization spectrum and in out-of-favor growth stocks. In the early part of this year many of these stocks sold at price earnings multiple discounts to smaller mid-cap stocks. In contrast, in most years they have sold at a premium. Their risk/reward relationships have become more attractive to us relative to smaller mid-cap stocks primarily because their downside risk appears more limited. Thus we would expect higher-quality, larger stocks to decline relatively less in a market correction or if they had fundamental shortfalls. This is reflected in our experience this year – our only larger-cap positions that declined more than 10% were Wyeth and Telefonaktiebolaget L.M. Ericsson. On the other hand we enjoyed over 20% appreciation from larger-cap issues such as Berkshire Hathaway, Deere, Anadarko Petroleum, AFLAC, and Alcoa. Our success with these stocks indicates that our investment process has been applicable throughout the capitalization spectrum.

Market Outlook

The market's outlook remains uncertain, and we are sensitive to the risk of further declines. Valuation levels are within normal ranges, especially for stocks outside of the small- and lower mid-cap range. We think these valuation levels combined with higher volatility levels have provided us with good individual stock opportunities. Thus the Portfolio is generally fully invested.

However, from a broader market perspective the possibility of recession and shortfall in earnings has increased. Credit quality questions are widespread and the extent of write-offs is uncertain. In such an environment, credit availability could be reduced, the consumer could finally pull back, and private equity activity is likely to decline from the record levels of recent years. The impact in the financial market could be compounded by weakness in the dollar, leverage and the widespread use of derivatives.

Volatility has already picked up from historically low levels and is likely to remain elevated. We have often said that we like volatility because it presents us with the opportunity to buy high-quality companies on sale. We will continue to add to some stocks in "free fall," which we believe could penalize us in the short term, but provide great long-term opportunity. Simply put, we are willing to take short-term risk in an effort to realize long-term reward.

We believe that our standard emphasis on balance sheet and cash flow strength, combined with valuations that reflect modest investor expectations, should reward us in an uncertain economic environment. Moreover, the increased number of larger mid-caps in our portfolio have greater exposure to relatively stronger overseas economies and are generally less volatile than their smaller counterparts. To further reduce our portfolio risk we have bought some Index puts in an effort to mitigate some of the impact of a possible market decline. Our total investment in these puts represents less than 1% of our assets and we believe may provide some protection for about 20% of the Portfolio. We believe this small investment in market insurance is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide consistent, above-average long-term investment returns on both an absolute and relative basis. Please see "Notes to Financial Statements" for a discussion of derivatives used by the Portfolio.

Thank you for your investment in Janus Aspen Mid Cap Value Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Mid Cap Value Portfolio (unaudited)

Janus Aspen Mid Cap Value Portfolio at a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Mosaic Co.	0.97%
Anadarko Petroleum Corp.	0.68%
Deere & Co.	0.60%
PPL Corp.	0.55%
Agrium, Inc. (U.S. Shares)	0.54%

5 Largest Detractors from Performance – Holdings

Contribution
Colonial BancGroup, Inc.	(0.64)%
Old Republic International Corp.	(0.50)%
Diebold, Inc.	(0.42)%
Telefonaktiebolaget L.M. Ericsson (ADR)	(0.35)%
Starwood Hotels & Resorts Worldwide, Inc.	(0.31)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Energy	4.17%	13.58%	5.87%
Materials	2.46%	7.24%	7.03%
Industrials	1.68%	12.47%	9.16%
Health Care	1.36%	10.54%	3.01%
Utilities	0.96%	4.07%	14.72%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Financials	(1.48)%	26.42%	30.27%
Consumer Discretionary	(1.16)%	7.74%	13.44%
Telecommunication Services	(0.31)%	1.90%	2.02%
Information Technology	0.07%	10.54%	7.30%
Consumer Staples	0.94%	5.52%	7.18%

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007
Berkshire Hathaway, Inc. - Class B Reinsurance	2.0%
AllianceBernstein Holding L.P. Investment Management and Advisory Services	1.8%
Protective Life Corp. Life and Health Insurance	1.5%
Anadarko Petroleum Corp. Oil Companies - Exploration and Production	1.5%
Dover Corp. Diversified Operations	1.4%
8.2%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007						Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year	Since Inception		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Mid Cap Value Portfolio - Institutional Shares#	7.42%		N/A	18.33%		0.96%	0.96	%(a)
Janus Aspen Mid Cap Value Portfolio - Service Shares*	7.04%		16.82%	16.82%		1.32%	1.32	%(b)
Russell Midcap® Value Index	(1.42)%		17.92%	17.92	%**
Lipper Quartile - Institutional Shares	1	st	N/A	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	8/66		N/A	6/51

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

(b)At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2006.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$973.30	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$971.20	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

(1) Expenses are equal to the annualized expense ratio of 1.07% for Institutional Shares and 1.43% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Portfolio's performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

# Institutional Shares inception date – May 1, 2003

* Service Shares inception date – December 31, 2002

** The Russell Midcap® Value Index's since inception returns are calculated from December 31, 2002.

Janus Aspen Series December 31, 2007 7

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 97.2%
Advertising Agencies - 0.3%
4,700	Omnicom Group, Inc.	$223,391
Agricultural Chemicals - 1.1%
4,900	Agrium, Inc. (U.S. Shares)	353,829
5,300	Mosaic Co.*	500,002
		853,831
Airlines - 1.0%
61,700	Southwest Airlines Co.	752,740
Applications Software - 0.3%
7,600	Intuit, Inc.*	240,236
Automotive - Truck Parts and Equipment - Original - 0.3%
2,600	Magna International, Inc. - Class A (U.S. Shares)	209,118
Beverages - Non-Alcoholic - 0.8%
8,200	PepsiCo, Inc.	622,380
Beverages - Wine and Spirits - 0.5%
5,100	Brown-Forman Corp. - Class B	377,961
Brewery - 0.5%
7,200	Molson Coors Brewing Co. - Class B	371,664
Building - Residential and Commercial - 0.5%
5,900	Centex Corp.	149,034
19,800	Pulte Homes, Inc.	208,692
		357,726
Cable Television - 0.4%
16,700	Comcast Corp. - Class A*	304,942
Chemicals - Specialty - 0.9%
17,800	Chemtura Corp.	138,840
10,200	Lubrizol Corp.	552,432
		691,272
Coal - 0.7%
12,100	Arch Coal, Inc.	543,653
Commercial Banks - 5.1%
18,600	BB&T Corp.	570,462
42,400	Colonial BancGroup, Inc.	574,096
4,500	Cullen/Frost Bankers, Inc.	227,970
16,400	First Midwest Bancorp, Inc.	501,840
41,000	People's United Financial, Inc.	729,800
31,200	Synovus Financial Corp.	751,296
27,235	Valley National Bancorp#	519,099
		3,874,563
Computers - Integrated Systems - 0.7%
18,300	Diebold, Inc.	530,334
Consumer Products - Miscellaneous - 1.1%
6,800	Clorox Co.	443,156
5,700	Kimberly-Clark Corp.	395,238
		838,394
Containers - Metal and Glass - 1.0%
16,900	Ball Corp.	760,500
Containers - Paper and Plastic - 0.3%
8,700	Pactiv Corp.*	231,681
Cosmetics and Toiletries - 0.9%
9,000	Procter & Gamble Co.	660,780

Shares/Principal/Contract Amounts		Value
Data Processing and Management - 1.2%
9,900	Fiserv, Inc.*	$549,351
8,600	Global Payments, Inc.	400,072
		949,423
Distribution/Wholesale - 2.0%
10,300	Genuine Parts Co.	476,890
17,800	Tech Data Corp.*	671,416
4,500	W.W. Grainger, Inc.	393,840
		1,542,146
Diversified Operations - 2.0%
24,000	Dover Corp.	1,106,160
8,200	Illinois Tool Works, Inc.	439,028
		1,545,188
E-Commerce/Services - 0.3%
8,200	IAC/InterActiveCorp*	220,744
Electric - Integrated - 3.7%
34,500	DPL, Inc.#	1,022,925
21,100	PPL Corp.	1,099,099
6,900	Public Service Enterprise Group, Inc.	677,856
		2,799,880
Electronic Components - Miscellaneous - 0.7%
49,600	Vishay Intertechnology, Inc.*	565,936
Electronic Components - Semiconductors - 1.2%
25,400	QLogic Corp.*	360,680
23,800	Xilinx, Inc.	520,506
		881,186
Electronic Connectors - 0.4%
6,700	Thomas & Betts Corp.*	328,568
Electronic Measuring Instruments - 0.7%
13,600	Agilent Technologies, Inc.*	499,664
Engineering - Research and Development Services - 0.5%
7,600	URS Corp.*	412,908
E-Services/Consulting - 0.3%
14,900	Websense, Inc.*	253,002
Food - Diversified - 1.9%
16,500	General Mills, Inc.	940,500
15,500	Kraft Foods, Inc. - Class A	505,765
		1,446,265
Forestry - 0.3%
3,100	Weyerhaeuser Co.	228,594
Gas - Distribution - 0.6%
15,000	Southern Union Co.	440,400
Gold Mining - 1.4%
31,600	Goldcorp, Inc. (U.S. Shares)	1,072,188
Hotels and Motels - 0.7%
11,300	Starwood Hotels & Resorts Worldwide, Inc.	497,539
Instruments - Scientific - 2.3%
18,100	Applera Corp. - Applied Biosystems Group	613,952
17,800	PerkinElmer, Inc.	463,156
11,700	Thermo Fisher Scientific, Inc.*	674,856
		1,751,964
Internet Infrastructure Equipment - 0.6%
20,600	Avocent Corp.*	480,186

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
Investment Management and Advisory Services - 4.2%
18,000	AllianceBernstein Holding L.P.	$1,354,500
31,700	Invesco, Ltd.	994,746
6,800	Legg Mason, Inc.	497,420
10,700	Waddell & Reed Financial, Inc. - Class A	386,163
		3,232,829
Life and Health Insurance - 2.2%
8,800	AFLAC, Inc.	551,144
28,500	Protective Life Corp.	1,169,070
		1,720,214
Machinery - Farm - 0.5%
4,400	Deere & Co.	409,728
Medical - Drugs - 2.2%
5,700	Eli Lilly and Co.	304,323
13,500	Endo Pharmaceuticals Holdings, Inc.*	360,045
8,400	Forest Laboratories, Inc.*	306,180
15,400	Wyeth	680,526
		1,651,074
Medical - Generic Drugs - 0.5%
7,900	Barr Pharmaceuticals, Inc.*	419,490
Medical - HMO - 1.0%
6,500	Coventry Health Care, Inc.*	385,125
7,700	Health Net, Inc.*	371,910
		757,035
Medical - Wholesale Drug Distributors - 0.3%
3,800	Cardinal Health, Inc.	219,450
Medical Instruments - 0.6%
11,500	St. Jude Medical, Inc.*	467,360
Medical Labs and Testing Services - 1.0%
10,000	Laboratory Corporation of America Holdings*	755,300
Medical Products - 3.5%
24,000	Covidien, Ltd.	1,062,960
8,500	Johnson & Johnson	566,950
4,600	Varian Medical Systems, Inc.*	239,936
12,500	Zimmer Holdings, Inc.*	826,875
		2,696,721
Metal - Aluminum - 0.8%
16,800	Alcoa, Inc.	614,040
Motorcycle and Motor Scooter Manufacturing - 0.4%
6,300	Harley-Davidson, Inc.	294,273
Multi-Line Insurance - 1.3%
63,600	Old Republic International Corp.	980,076
Multimedia - 0.3%
5,100	McGraw-Hill Companies, Inc.	223,431
Non-Hazardous Waste Disposal - 1.9%
24,300	Republic Services, Inc.	761,805
20,900	Waste Management, Inc.*	682,803
		1,444,608
Office Automation and Equipment - 1.4%
15,700	Pitney Bowes, Inc.	597,228
27,100	Xerox Corp.	438,749
		1,035,977
Oil - Field Services - 0.5%
15,000	BJ Services Co.	363,900

Shares/Principal/Contract Amounts		Value
Oil and Gas Drilling - 1.1%
7,600	Nabors Industries, Ltd.*	$208,164
4,661	Transocean, Inc.*	667,222
		875,386
Oil Companies - Exploration and Production - 6.6%
17,400	Anadarko Petroleum Corp.	1,143,007
9,100	Bill Barrett Corp.*,#	381,017
9,600	Chesapeake Energy Corp.	376,320
3,000	Devon Energy Corp.	266,730
12,500	Forest Oil Corp.*	635,500
15,700	Newfield Exploration Co.*	827,390
7,318	Noble Energy, Inc.	581,927
6,600	Sandridge Energy, Inc.*	236,676
10,100	Southwestern Energy Co.*	562,772
		5,011,339
Oil Field Machinery and Equipment - 0.3%
3,700	Grant Prideco, Inc.*	205,387
Oil Refining and Marketing - 0.5%
5,500	Valero Energy Corp.	385,165
Paper and Related Products - 2.1%
12,100	Potlatch Corp.	537,724
11,700	Rayonier, Inc.	552,708
24,700	Temple-Inland, Inc.	514,995
		1,605,427
Pharmacy Services - 0.3%
10,800	Omnicare, Inc.	246,348
Pipelines - 4.0%
17,700	Enterprise Products Partners L.P.	564,276
14,400	Equitable Resources, Inc.	767,232
20,000	Kinder Morgan Energy Partners L.P.	1,079,800
11,700	Plains All American Pipeline L.P.	608,400
		3,019,708
Property and Casualty Insurance - 0.9%
34,900	Progressive Corp.*	668,684
Real Estate Operating/Development - 0.3%
8,233	Forestar Real Estate Group, Inc.*	194,216
Reinsurance - 2.0%
319	Berkshire Hathaway, Inc. - Class B*	1,510,784
REIT - Apartments - 1.3%
2,100	Avalonbay Communities, Inc.	197,694
12,100	Equity Residential	441,287
8,100	Home Properties, Inc.#	363,285
		1,002,266
REIT - Mortgages - 1.4%
35,200	Annaly Mortgage Management, Inc.	639,936
12,000	Redwood Trust, Inc.#	410,880
		1,050,816
REIT - Office Property - 0.5%
4,500	SL Green Realty Corp.	420,570
REIT - Regional Malls - 0.9%
3,400	Macerich Co.	241,604
15,200	Pennsylvania Real Estate Investment Trust#	451,136
		692,740

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2007

Shares/Principal/Contract Amounts		Value
REIT - Warehouse and Industrial - 1.0%
3,900	AMB Property Corp.	$224,484
8,200	ProLogis	519,716
		744,200
Retail - Apparel and Shoe - 0.6%
15,800	Charming Shoppes, Inc.*	85,478
15,700	Ross Stores, Inc.	401,449
		486,927
Retail - Auto Parts - 1.3%
25,500	Advance Auto Parts, Inc.	968,745
Retail - Discount - 0.6%
15,700	TJX Companies, Inc.	451,061
Retail - Drug Store - 0.6%
12,210	CVS/Caremark Corp.	485,348
Retail - Mail Order - 0.4%
11,400	Williams-Sonoma, Inc.#	295,260
Retail - Major Department Stores - 1.3%
22,400	J.C. Penney Company, Inc.	985,376
Retail - Office Supplies - 0.9%
22,300	Office Depot, Inc.*	310,193
17,500	Staples, Inc.	403,725
		713,918
Retail - Regional Department Stores - 0.3%
9,300	Macy's, Inc.	240,591
Savings/Loan/Thrifts - 0.6%
15,600	Astoria Financial Corp.	363,012
8,233	Guaranty Financial Group, Inc.*	131,728
		494,740
Semiconductor Equipment - 0.5%
21,200	Applied Materials, Inc.	376,512
Super-Regional Banks - 2.1%
9,400	PNC Bank Corp.	617,110
9,800	SunTrust Banks, Inc.	612,402
12,300	U.S. Bancorp	390,402
		1,619,914
Telecommunication Services - 0.6%
9,100	Embarq Corp.	450,723
Telephone - Integrated - 1.1%
12,100	CenturyTel, Inc.	501,666
25,500	Sprint Nextel Corp.	334,815
		836,481
Transportation - Railroad - 2.1%
24,900	Kansas City Southern*	854,817
15,300	Norfolk Southern Corp.	771,732
		1,626,549
Transportation - Truck - 0.3%
9,400	J.B. Hunt Transport Services, Inc.	258,970
Wireless Equipment - 0.9%
18,400	Motorola, Inc.	295,136
18,200	Telefonaktiebolaget L.M. Ericsson (ADR)	424,970
		720,106
Total Common Stock (cost $67,952,755)		74,290,710

Shares/Principal/Contract Amounts		Value
Purchased Options - Puts - 0.8%
136	iShares Russell Mid-Cap Value Index expires May 2008 exercise price $143.00**	$114,784
196	Russell Mid-Cap Value Index expires February 2008 exercise price $140.00**	80,556
1,829	Russell Mid-Cap Value Index expires February 2008 exercise price $1,093.29	68,061
3,733	Russell Mid-Cap Value Index expires March 2008 exercise price $1,070.99**	145,725
1,806	Russell Mid-Cap Value Index expires March 2008 exercise price $1,077.31**	74,933
3,413	S&P Mid-Cap 400® Index expires February 2008 exercise price $866.67**	100,162
Total Purchased Options - Puts (premiums paid $808,812)		584,221
Other Securities - 3.0%
1,626,946	Allianz Dresdner Daily Asset Fund†	1,626,946
405,303	Repurchase Agreements†	405,303
311,626	Time Deposits†	311,626
Total Other Securities (cost $2,343,875)		2,343,875
Repurchase Agreements - 2.2%
$1,695,000	Calyon, New York Branch, 0.95% dated 12/31/07, maturing 1/2/08 to be repurchased at $1,695,089 collateralized by $1,723,241 in U.S. Treasuries 3.25%, 12/31/09 with a value of $1,729,169 (cost $1,695,000)	1,695,000
Total Investments (total cost $72,800,442) – 103.2%		78,913,806
Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(2,475,217)
Net Assets – 100%		$76,438,589

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$208,164	0.3%
Canada	1,635,135	2.1%
Sweden	424,970	0.5%
United States††	76,645,537	97.1%
Total	$78,913,806	100.0%

††Includes Short-Term Securities and Other Securities (92.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Value
Schedule of Written Options - Puts
iShares Russell Mid-Cap Value Index expires May 2008 136 contracts exercise price $128.00	$(45,152)
Russell Mid-Cap Value Index expires February 2008 98 contracts exercise price $125.00	(7,840)
Russell Mid-Cap Value Index expires March 2008 2,800 contracts exercise price $961.71	(34,150)
Russell Mid-Cap Value Index expires March 2008 903 contracts exercise price $967.38	(11,759)
S&P Mid-Cap 400® Index expires February 2008 1,706 contracts exercise price $780.00	(12,554)
Total Written Options - Puts (Premiums received $176,165)	$(111,455)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 11

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Value Portfolio
Assets:
Investments at cost(1)	$72,800
Investments at value(1)	$78,914
Receivables:
Investments sold	521
Portfolio shares sold	109
Dividends	107
Interest	2
Non-interested Trustees' deferred compensation	1
Other assets	1
Total Assets	79,655
Liabilities:
Payables:
Options written, at value (premiums received $176)	111
Collateral for securities loaned (Note 1)	2,344
Due to Custodian	153
Investments purchased	387
Portfolio shares repurchased	21
Dividends	3
Advisory fees	51
Transfer agent fees and expenses	1
Administrative service fees - Service Shares	5
Distribution fees - Service Shares	14
Non-interested Trustees' fees and expenses	2
Non-interested Trustees' deferred compensation fees	1
Accrued expenses	123
Total Liabilities	3,216
Net Assets	$76,439
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$63,966
Undistributed net investment income/(loss)*	(1)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	6,296
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	6,178
Total Net Assets	$76,439
Net Assets - Institutional Shares	$12,758
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	761
Net Asset Value Per Share	$16.77
Net Assets - Service Shares	$63,681
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,819
Net Asset Value Per Share	$16.67

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $2,270,247 of securities loaned for Janus Aspen Mid Cap Value Portfolio (Note 1).

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Mid Cap Value Portfolio
Investment Income:
Interest	$6
Securities lending income	8
Dividends	1,946
Dividends from affiliates	146
Foreign tax withheld	(1)
Total Investment Income	2,105
Expenses:
Advisory fees	486
Transfer agent fees and expenses	5
Registration fees	22
Custodian fees	27
Professional fees	110
Non-interested Trustees' fees and expenses	6
Printing expenses	53
Legal fees	7
System fees	20
Distribution fees - Service Shares	172
Administrative service fees - Service Shares	69
Other expenses	9
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	986
Expense and Fee Offset	(1)
Net Expenses	985
Net Investment Income/(Loss)	1,120
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	8,859
Net realized gain/(loss) from options contracts	90
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(4,049)
Net Gain/(Loss) on Investments	4,900
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,020

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$1,120	$770
Net realized gain/(loss) from investment and foreign currency transactions	8,859	4,749
Net realized gain/(loss) from futures contracts	–	(81)
Net realized gain/(loss) from options contracts	90	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(4,049)	4,084
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,020	9,522
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(205)	(117)
Service Shares	(872)	(638)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(654)	(432)
Service Shares	(3,523)	(2,842)
Net Decrease from Dividends and Distributions	(5,254)	(4,029)
Capital Share Transactions:
Shares sold
Institutional Shares	5,736	4,879
Service Shares	7,200	22,610
Reinvested dividends and distributions
Institutional Shares	859	549
Service Shares	4,396	3,476
Shares repurchased
Institutional Shares	(5,098)	(4,946)
Service Shares	(17,864)	(7,933)
Net Increase/(Decrease) from Capital Share Transactions	(4,771)	18,635
Net Increase/(Decrease) in Net Assets	(4,005)	24,128
Net Assets:
Beginning of period	80,444	56,316
End of period	$76,439	$80,444
Undistributed net investment income/(loss)*	$(1)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year or period ended December 31	Janus Aspen Mid Cap Value Portfolio
	2007	2006	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$16.64	$15.32	$15.54		$13.61	$10.07
Income from Investment Operations:
Net investment income/(loss)	.27	.20	.19		.04	.03
Net gain/(loss) on securities (both realized and unrealized)	.99	2.06	1.31		2.39	3.54
Total from Investment Operations	1.26	2.26	1.50		2.43	3.57
Less Distributions and Other:
Dividends (from net investment income)*	(.27)	(.20)	(.13)		(.04)	(.03)
Distributions (from capital gains)*	(.86)	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	–	(2)	–	–
Total Distributions and Other	(1.13)	(.94)	(1.72)		(.50)	(.03)
Net Asset Value, End of Period	$16.77	$16.64	$15.32		$15.54	$13.61
Total Return**	7.42%	15.42%	10.43	%(3)	18.19%	35.41%
Net Assets, End of Period (in thousands)	$12,758	$11,227	$9,922		$10,099	$6,070
Average Net Assets for the Period (in thousands)	$13,220	$9,223	$10,160		$8,108	$4,457
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%	0.94%	0.87%		1.01%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%	0.94%	0.86%		1.01%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	1.45%	1.16%		0.31%	0.46%
Portfolio Turnover Rate***	83%	89%	74%		92%	120%

Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$16.56	$15.26	$15.52		$13.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.22	.14	.11		–	.02
Net gain/(loss) on securities (both realized and unrealized)	.97	2.06	1.32		2.37	3.60
Total from Investment Operations	1.19	2.20	1.43		2.37	3.62
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.16)	(.10)		–	(.01)
Distributions (from capital gains)*	(.86)	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	–	(2)	–	–
Total Distributions and Other	(1.08)	(.90)	(1.69)		(.46)	(.01)
Net Asset Value, End of Period	$16.67	$16.56	$15.26		$15.52	$13.61
Total Return	7.04%	15.06%	9.93	%(3)	17.79%	36.24%
Net Assets, End of Period (in thousands)	$63,681	$69,217	$46,394		$31,465	$23,628
Average Net Assets for the Period (in thousands)	$68,765	$58,793	$36,590		$25,782	$14,025
Ratio of Gross Expenses to Average Net Assets(4)	1.26%	1.30%	1.22%		1.36%	1.50%
Ratio of Net Expenses to Average Net Assets(4)	1.26%	1.30%	1.22%		1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.31%	1.08%	0.86%		(0.05)%	0.20%
Portfolio Turnover Rate	83%	89%	74%		92%	120%

*  See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 15

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this holding has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan as of December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2007 is noted below.

Portfolio	Aggregate Value
Janus Aspen Mid Cap Value Portfolio	$352,720

Repurchase agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

16 Janus Aspen Series December 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24,

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Mid Cap Value Portfolio	$2,270,247

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Mid Cap Value Portfolio	$2,343,875

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $405,303 and $311,626 which were invested in Repurchase Agreements and Time Deposits respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's

18 Janus Aspen Series December 31, 2007

custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Portfolio recognized realized losses of $25,921 during the fiscal year ended December 31, 2007.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Aspen Mid Cap Value Portfolio
Options outstanding at December 31, 2006	–	$–
Options written	68	13,783
Options closed	(68)	(13,783)
Options expired	–	–
Options exercised	–	–
Options outstanding at December 31, 2007	–	$–
Put Options	Number of Contracts	Premiums Received
Janus Aspen Mid Cap Value Portfolio
Options outstanding at December 31, 2006	–	$–
Options written	8,245	198,504
Options closed	(2,602)	(22,339)
Options expired	–	–
Options exercised	–	–
Options outstanding at December 31, 2007	5,643	$176,165

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio managers anticipate that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

20 Janus Aspen Series December 31, 2007

America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment.

The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index
Janus Aspen Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Aspen Mid Cap Value Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

The investment performance of the Portfolio's Service Shares ("Service Shares") for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

The Portfolio's prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2007, the Portfolio recorded a negative Performance Adjustment of $35,456.

Perkins, Wolf, McDonnell and Company, LLC. ("Perkins") serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly from the Portfolio a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the

22 Janus Aspen Series December 31, 2007

custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Mid Cap Value Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$4,857,385	$4,857,385	$36,558	$–
Janus Institutional Cash Reserves Fund	653,863	1,182,463	2,914	–
Janus Institutional Money Market Fund – Institutional Shares	28,325,308	28,325,308	74,855	–
Janus Money Market Fund – Institutional Shares	3,566,713	9,720,418	31,814	–
	$37,403,269	$44,085,574	$146,141	$–

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Value Portfolio(1)	$1,966,260	$6,029,403	$(1,920,126)	$–	$137,810	$6,259,282

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010
Janus Aspen Mid Cap Value Portfolio(1)	$(1,280,084)	$(640,042)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Value Portfolio	$640,042

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Mid Cap Value Portfolio	$72,719,234	$11,450,420	$(5,255,848)

Janus Aspen Series December 31, 2007 23

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

	Distributions
For the fiscal year ended December 31, 2007 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Value Portfolio	$2,589,024	$2,665,397	$–	$–
	Distributions
For the fiscal year ended December 31, 2006 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Value Portfolio	$1,943,535	$2,085,845	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31	Institutional Shares					Service Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Mid Cap Value Portfolio	0.92%	0.94%	0.87%	1.01%	1.36%	1.26%	1.30%	1.22%	1.36%	1.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	330	304
Reinvested dividends and distributions	50	36
Shares repurchased	(294)	(313)
Net Increase/(Decrease) in Portfolio Shares	86	27
Shares Outstanding, Beginning of Period	675	648
Shares Outstanding, End of Period	761	675
Transactions in Portfolio Shares – Service Shares
Shares sold	418	1,413
Reinvested dividends and distributions	254	230
Shares repurchased	(1,034)	(502)
Net Increase/(Decrease) in Portfolio Shares	(362)	1,141
Shares Outstanding, Beginning of Period	4,181	3,040
Shares Outstanding, End of Period	3,819	4,181

24 Janus Aspen Series December 31, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Value Portfolio	$64,999,826	$70,105,557	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of

Janus Aspen Series December 31, 2007 25

Notes to Financial Statements (continued)

Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26 Janus Aspen Series December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 27

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

28 Janus Aspen Series December 31, 2007

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee

Janus Aspen Series December 31, 2007 29

Additional Information (unaudited) (continued)

structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

30 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows the Portfolio's Schedule of Investments (if applicable). Written option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Aspen Series December 31, 2007 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of

32 Janus Aspen Series December 31, 2007

reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2007 33

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Capital Gain Distributions

Portfolio
Janus Aspen Mid Cap Value Portfolio	$2,665,397

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Mid Cap Value Portfolio	45%

34 Janus Aspen Series December 31, 2007

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series December 31, 2007 35

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

36 Janus Aspen Series December 31, 2007

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-719 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Money Market Portfolio

Look Inside. . .

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Schedule of Investments	3

Statement of Assets and Liabilities	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Financial Highlights	7

Notes to Schedule of Investments	8

Notes to Financial Statements	9

Report of Independent Registered Public Accounting Firm	14

Additional Information	15

Explanations of Charts, Tables and Financial Statements	18

Trustees and Officers	20

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive one-half of its advisory fee for the Portfolio. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Money Market
Portfolio (unaudited)

Eric Thorderson
co-portfolio manager
Craig Jacobson
co-portfolio manager

Average Annual Total Return For the periods ended December 31, 2007
Institutional Shares
1 Year	4.87%
5 Year	2.88%
10 Year	3.68%
Since Inception (May 1, 1995)	3.99%
Expense Ratios For the fiscal year ended December 31, 2006
Institutional Shares
Total Annual Fund Operating Expenses	1.34%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Janus Capital has agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Portfolio's Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Returns shown include fee waivers, if any, and without such waivers, the Portfolio's yield and returns would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of Money Market Portfolio than the returns.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Money Market Portfolio.

See Notes to Schedule of Investments and Financial Statements.

See "Explanations of Charts, Tables and Financial Statements."

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$1023.60	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1022.68	$2.55

(1) Expenses are equal to the annualized expense ratio of 0.50% for Institutional Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

See Notes to Schedule of Investments and Financial Statements.
2 Janus Aspen Series December 31, 2007

Janus Aspen Money Market Portfolio

Schedule of Investments

As of December 31, 2007

Principal Amount		Value
Commercial Paper - 36.0%
$505,000	Aquinas Funding LLC 5.35%, 3/20/08 (Section 4(2))	$499,071
515,000	Bryant Park Funding LLC 5.40%, 1/31/08 (Section 4(2))	512,682
1,000,000	Federal Home Loan Discount Note 4.315%, 1/30/08 (Section 4(2))	996,524
500,000	Giro Balanced Funding Corp. 5.15%, 1/24/08 (Section 4(2))	498,355
505,000	Gotham Funding Corp. 6.00%, 1/25/08 (Section 4(2))	502,980
515,000	La Fayette Asset Securitization LLC 5.50%, 1/31/08 (Section 4(2))	512,640
500,000	Lexington Parker Capital LLC 5.25%, 1/17/08 (Section 4(2))	498,833
500,000	Manhattan Asset Funding Company LLC 5.21%, 1/15/08 (Section 4(2))	498,987
515,000	Morrigan TRR Funding LLC 5.50%, 2/4/08 (144A)	512,325
500,000	Scaldis Capital LLC 5.00%, 1/24/08 (Section 4(2))	498,403
505,000	Ticonderoga Funding LLC 5.25%, 2/8/08 (144A)	502,201
Total Commercial Paper (amortized cost $6,033,001)		6,033,001
Floating Rate Notes - 11.9%
300,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone) 5.17%, due 7/15/33	300,000
400,000	California Infrastructure and Economic Development, 5.05%, 7/1/33	400,000
225,000	California Statewide Communities Development Authority, 5.17%, 3/15/33	225,000
810,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project), 5.51%, 12/22/24	810,000
250,000	Sacramento California Redevelopment Agency, 5.17%, 1/15/36	250,000
Total Floating Rate Notes (amortized cost $1,985,000)		1,985,000
Repurchase Agreements - 29.9%
4,100,000	Lehman Brothers, Inc. dated 12/31/07, maturing 1/2/08 to be repurchased at $4,100,626 collateralized by $5,134,840 in U.S. Government Agencies 5.00%, 10/1/35 with a value of $4,182,097 (cost $4,100,000)	4,100,000
900,000	UBS Financial Services, Inc. dated 12/31/07, maturing 1/2/08 to be repurchased at $900,225 collateralized by $1,074,605 in U.S. Government Agencies 0%, 5/15/36 - 4/15/37 with a value of $918,020 (cost $900,00)	900,000
Total Repurchase Agreements (amortized cost $5,000,000)		5,000,000

Principal Amount		Value
Taxable Variable Rate Demand Notes - 4.6%
$200,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone) 5.17%, 3/15/33	$200,000
570,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell) Series B, 5.07%, 10/1/19	570,000
Total Taxable Variable Rate Demand Notes (amortized cost $770,000)		770,000
U.S Government Agency Notes - 17.7%
1,000,000	Federal Home Loan Discount Note 4.55%, 4/16/08	986,603
	Freddie Mac:
1,000,000	4.235%, 3/10/08	991,883
1,000,000	4.15%, 6/16/08	980,749
Total U.S Government Agency Notes (amortized cost $2,959,235)		2,959,235
Total Investments (total amortized cost $16,747,236) – 100.1%		16,747,236
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(17,468)
Net Assets – 100%		$16,729,768

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 3

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Money Market Portfolio
Assets:
Investments at amortized cost	$11,747
Repurchase agreements	5,000
Cash	34
Receivables:
Interest	14
Due from adviser	14
Non-interested Trustees' deferred compensation	–
Other assets	–
Total Assets	16,809
Liabilities:
Payables:
Portfolio shares repurchased	30
Dividends and Distributions	2
Advisory fees	4
Printing expenses	14
Professional fees	14
Transfer agent fees and expenses	–
System fees	5
Legal fees	6
Non-interested Trustees' fees and expenses	1
Non-interested Trustees' deferred compensation fees	–
Accrued expenses	3
Total Liabilities	79
Net Assets	$16,730
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$16,726
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments*	4
Unrealized appreciation/(depreciation) of non-interested Trustees' deferred compensation	–
Total Net Assets	$16,730
Net Assets - Institutional Shares	$16,730
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,726
Net Asset Value Per Share - Institutional	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
4 Janus Aspen Series December 31, 2007

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Money Market Portfolio
Investment Income:
Interest	$813
Total Investment Income	813
Expenses:
Advisory fees	39
Transfer agent fees and expenses	3
Registration fees	16
Custodian fees	7
Professional fees	10
Non-interested Trustees' fees and expenses	5
System fees	16
Legal fees	6
Printing expenses	41
Other expenses	6
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	149
Expense and Fee Offset	–
Net Expenses	149
Less: Excess Expense Reimbursement	(72)
Net Expenses after Expense Reimbursement	77
Net Investment Income/(Loss)	736
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	4
Net Gain/(Loss) on Investments	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	$740

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 5

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$736	$573
Net realized gain/(loss) from investments transactions	4	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	740	573
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(736)	(573)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Net Decrease from Dividends and Distributions	(736)	(573)
Capital Share Transactions:
Shares sold
Institutional Shares	18,365	10,535
Reinvested dividends and distributions
Institutional Shares	736	571
Shares repurchased
Institutional Shares	(14,831)	(9,010)
Net Increase/(Decrease) from Capital Share Transactions	4,270	2,096
Net Increase/(Decrease) in Net Assets	4,274	2,096
Net Assets:
Beginning of period	12,456	10,360
End of period	$16,730	$12,456
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
6 Janus Aspen Series December 31, 2007

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Money Market Portfolio
fiscal year ended December 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.05	.05	.03	.01	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.05	.05	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.05)	(.05)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.05)	(.05)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	4.87%	4.73%	2.94%	1.09%	0.86%
Net Assets, End of Period (in thousands)	$16,730	$12,456	$10,360	$12,138	$20,761
Average Net Assets for the Period (in thousands)	$15,501	$12,305	$12,086	$14,396	$31,124
Ratio of Gross Expenses to Average Net Assets(1)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Expenses to Average Net Assets(1)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.75%	4.65%	2.87%	1.04%	0.87%

*See Note 3 in Notes to Financial Statements.

(1)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 7

Notes to Schedule of Investments

144	A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2007.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8 Janus Aspen Series December 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Money Market Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities' fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio's Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a

Janus Aspen Series December 31, 2007 9

Notes to Financial Statements (continued)

secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was invested in restricted securities.

Dividend Distributions

Dividends representing substantially all of the Portfolio's net investment income and any net realized capital gains on sales of securities are declared daily and generally distributed monthly. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the extent the Portfolio's Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance

10 Janus Aspen Series December 31, 2007

with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

"Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains."

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Money Market Portfolio	$–	$–	$–	$–	$–

For the fiscal year ended December 31, 2007	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Money Market Portfolio	$735,908	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Money Market Portfolio	$570,866	$–	$–	$–

Janus Aspen Series December 31, 2007 11

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Institutional Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Money Market Portfolio	0.97%	1.34%	0.86%	0.98%	0.78%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31 (all numbers in thousands)	Janus Aspen Money Market Portfolio
	2007	2006
Transactions in Portfolio Shares - Institutional Shares
Shares sold	18,365	10,535
Reinvested dividends and distributions	736	571
Shares repurchased	(14,831)	(9,010)
Net Increase/(Decrease) in Portfolio Shares	4,270	2,096
Shares Outstanding, Beginning of Period	12,456	10,360
Shares Outstanding, End of Period	16,726	12,456

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940,

12 Janus Aspen Series December 31, 2007

as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2007 13

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Money Market Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

14 Janus Aspen Series December 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Janus Aspen Series December 31, 2007 15

Additional Information (unaudited) (continued)

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not

16 Janus Aspen Series December 31, 2007

reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2007 17

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses and gains and losses on securities.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's

18 Janus Aspen Series December 31, 2007

"Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Portfolio. Following is the total of realized gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

Janus Aspen Series December 31, 2007 19

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

   *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

20 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 21

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Aspen Money Market Portfolio	4/07-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Money Market Portfolio	2/99-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

22 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 23

Notes

24 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-708 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Small Company Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Portfolio Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Designation Requirements	27

Trustees and Officers	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Small Company Value
Portfolio (unaudited)

Portfolio Snapshot

The portfolio searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

During the 12-month period ended December 31, 2007, Janus Aspen Small Company Value Portfolio's Service Shares posted returns of (6.11)%, outperforming the Portfolio's benchmark, the Russell 2000® Value Index, which returned (9.78)%.

Economic Overview

Despite a volatile and weak second half of the year, most equity markets worldwide managed to turn in modest gains over the 12-month period ended December 31, 2007. However, following a multi-year period of strong performance, small cap value stocks suffered as a large portion of the Russell 2000® Value Index is tied to the financial sector and many investors called into question the future operating environment for smaller companies. Across equity markets in general, much of the year's gains came during the first half amid continued expansion in the global economy and an active merger and acquisition (M&A) environment, but problems in the U.S. credit markets started to rattle investor confidence in July. Many indices retreated from recent peaks as investors digested a number of issues stemming from the subprime mortgage and structured debt markets. Credit market turmoil, subprime-related write-offs, continued weakness in the U.S. housing market, central bank intervention and the first year-over-year decline in domestic corporate earnings since 2002 were just some of the main themes dominating sentiment during the latter half of 2007. Through all of this, emerging country stocks tended to be the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies.

As December came to a close, many items supporting equity prices were fading. While domestic valuations were still considered to be reasonable, particularly with interest rates well off of their period highs, mixed signals on the financial health of the U.S. consumer and slowing earnings momentum were becoming a greater concern. One pillar of strength during the year, the labor market, showed signs that it may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. While job growth remained strong for much of the year, a weak December reading left some doubt about continued near-term strength. In the end, the questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world will follow suit.

Standouts During the Period

Stock selection within materials, industrials, information technology, and telecommunication services drove performance. The top performer during the period was materials company Owens-Illinois, which benefited from new management's focus on cost reduction and reduced capital spending. Earlier in the year, market expectations were validated when new CEO Al Stroucken put at least one new capital expenditure project on hold. I believe the restructuring and focus on margin improvement should drive the glass container manufacturer's performance going forward. In addition, I believe high barriers to entry and Owens-Illinois' existing market share support continued investment.

FTI Consulting was another positive contributor to the Portfolio. FTI is a counter-cyclical legal services business focused on reorganization resulting from financial difficulties. The company's services have been in high demand as expectation for bankruptcy potential increases.

Detractors During the Period

Exposure to the financials sector was the primary source of negative attribution. The positive impact of the Portfolio's underweight exposure to the sector versus the benchmark was offset by the performance of select holdings.

Student lender Nelnet suffered over the course of the year on news surrounding competitor SLM Corp., formerly Sallie Mae, including the fourth quarter announcement that the much-anticipated leveraged buyout (LBO) by a consortium of investment banks and private equity firms fell through, as well as the potential for current credit conditions to impact funding costs. With so much negative news surrounding its primary competitor in the space, Nelnet fell nearly 30% in the fourth quarter alone. I believe in Nelnet longer term as the company has some potentially positive catalysts on the horizon, including industry consolidation, and the fact that 50% of its revenue comes from recurring sources outside of lending. At the end of the period, the company was valued at six-times earnings and trading at less than book value. I added to the position on the weakness.

Consumer discretionary holding WCI Communities was the second largest detractor. This homebuilder focused on multi- and single-family residences in Florida has not executed well and, after management turned down a $22 per share bid (prior to the recent sell-off) from investor Carl Ichan, I lost confidence and sold the position.

Looking Forward

With U.S. equity markets struggling late in the year, the investment team will continue to closely monitor several

2 Janus Aspen Series December 31, 2007

(unaudited)

factors for directional cues. First, despite the weakness in the U.S. housing sector and related credit market turmoil, U.S. employment had been a pillar of support for the economy. With signs of weakening at the end of the year, however, I will continue to watch the labor market closely for any sign of prolonged weakness and whether December's weaker-than-expected report was an aberration. I will also be monitoring conditions in the credit markets for signs of further deterioration. As the Federal Reserve (Fed) works to balance its dual mandate of sustainable growth and price stability, I will be watching for signs that suggest the Fed is behind the curve and whether it can be effective in navigating these uncertain economic times. Finally, as "bottom–up" fundamental investors, I will continue to watch the future path of corporate earnings, credit conditions, liquidity, and balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile.

Thank you for your investment in Janus Aspen Small Company Value Portfolio.

Janus Aspen Small Company Value Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	2.60%
FTI Consulting, Inc.	1.82%
Golden Telecom, Inc.	1.42%
Forest Oil Corp.	0.99%
Atwood Oceanics, Inc.	0.90%

5 Largest Detractors from Performance – Holdings

Contribution
Nelnet, Inc. - Class A	(1.57)%
WCI Communities, Inc.	(1.19)%
Ram Holdings, Ltd.	(0.96)%
RC2 Corp.	(0.79)%
TETRA Technologies, Inc.	(0.75)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Materials	2.94%	6.33%	6.61%
Energy	1.47%	8.12%	4.95%
Telecommunication Services	1.42%	1.83%	1.52%
Industrials	1.34%	19.14%	12.33%
Information Technology	0.71%	15.94%	13.30%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Financials	(8.61)%	29.01%	33.10%
Consumer Discretionary	(4.09)%	9.94%	14.18%
Utilities	(0.05)%	3.12%	5.37%
Other*	0.00%	0.04%	0.00%
Consumer Staples	0.10%	3.22%	3.68%

*Industry not classified by Global Industry Classification Standard

Janus Aspen Series December 31, 2007 3

Janus Aspen Small Company Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007

FTI Consulting, Inc. Consulting Services	2.5%
Deluxe Corp. Commercial Services - Finance	2.4%
Steiner Leisure, Ltd. Commercial Services	2.3%
Microsemi Corp. Electronic Components - Semiconductors	2.2%
Forest Oil Corp. Oil Companies - Exploration and Production	2.2%
11.6%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

4 Janus Aspen Series December 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007							Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Aspen Small Company Value Portfolio - Service Shares	(6.11)%		14.71%		14.71%		2.20%	1.70	%(a)
Russell 2000® Value Index	(9.78)%		15.80%		15.80%
Lipper Quartile - Service Shares	4	th	3	rd	3	rd
Lipper Ranking - Service Shares based on total returns for Variable Annuity Small-Cap Core Funds	100/123		60/89		60/89

  Visit janus.com/info to view up-to-date
  performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2006, Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2008. The net annual fund operating expense shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio's performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Due to certain investment strategies, the Portfolio may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series December 31, 2007 5

Janus Aspen Small Company Value Portfolio
(unaudited)

Portfolio Expenses

Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$896.70	$8.08
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.59

(1) Expenses are equal to the annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – December 31, 2002

6 Janus Aspen Series December 31, 2007

Janus Aspen Small Company Value Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 93.9%
Advanced Materials/Products - 1.4%
5,933	Ceradyne, Inc.*	$278,436
Apparel Manufacturers - 1.2%
8,155	Gymboree Corp.*	248,401
Automotive - Truck Parts and Equipment - Original - 0.5%
13,615	Spartan Motors, Inc.	104,019
Building - Mobile Home and Manufactured Homes - 2.0%
10,622	Thor Industries, Inc.	403,742
Building and Construction - Miscellaneous - 1.4%
10,597	Dycom Industries, Inc.*	282,410
Chemicals - Diversified - 1.4%
5,266	FMC Corp.	287,260
Collectibles - 1.2%
8,559	RC2 Corp.*	240,251
Commercial Banks - 8.9%
5,935	BancFirst Corp.	254,314
920	Camden National Corp.	26,128
13,230	Cascade Bancorp	184,162
18,355	CoBiz Financial, Inc.	272,938
9,050	East West Bancorp, Inc.	219,282
975	First Citizens BancShares, Inc. - Class A	142,204
6,256	Simmons First National Corp. - Class A	165,784
10,306	TriCo Bancshares	198,906
4,892	UMB Financial Corp.	187,657
10,183	United Community Banks, Inc.	160,891
		1,812,266
Commercial Services - 2.3%
10,811	Steiner Leisure, Ltd.*	477,414
Commercial Services - Finance - 3.5%
14,699	Deluxe Corp.	483,449
6,910	Jackson Hewitt Tax Service, Inc.	219,393
		702,842
Computer Services - 0.6%
2,822	CACI International, Inc.*	126,341
Consulting Services - 2.5%
8,372	FTI Consulting, Inc.*	516,050
Consumer Products - Miscellaneous - 2.2%
18,601	Jarden Corp.*	439,170
Containers - Metal and Glass - 2.0%
8,150	Owens-Illinois, Inc.*	403,425
Diversified Operations - 2.2%
8,660	Crane Co.	371,514
241,259	Polytec Asset Holdings, Ltd.	71,788
		443,302
Electric - Integrated - 1.8%
5,741	ALLETE, Inc.	227,228
4,296	Otter Tail Corp.	148,642
		375,870
Electronic Components - Semiconductors - 2.5%
20,047	Microsemi Corp.*	443,841
14,868	MIPS Technologies, Inc.*	73,745
		517,586
Finance - Consumer Loans - 1.6%
25,970	Nelnet, Inc. - Class A	330,079

Shares or Principal Amount		Value
Firearms and Ammunition - 0.8%
26,805	Smith & Wesson Holding Corp.*	$163,511
Food - Diversified - 0.6%
4,147	J & J Snack Foods Corp.	129,718
Food - Retail - 1.9%
5,335	Ruddick Corp.	184,964
5,108	Weis Markets, Inc.	204,014
		388,978
Footwear and Related Apparel - 1.2%
12,595	Skechers U.S.A., Inc. - Class A*	245,728
Gas - Distribution - 1.0%
3,072	Atmos Energy Corp.	86,139
4,137	Piedmont Natural Gas Company, Inc.	108,224
		194,363
Hazardous Waste Disposal - 0.8%
8,560	Newalta Income Fund	158,326
Human Resources - 1.0%
10,820	Resources Connection, Inc.*	196,491
Internet Applications Software - 0.7%
9,788	Interwoven, Inc.*	139,185
Internet Incubators - 1.4%
157,849	Safeguard Scientifics, Inc.*	284,128
Internet Infrastructure Equipment – 0.9%
8,300	Avocent Corp.*	193,473
Investment Companies - 1.3%
19,243	KKR Financial Holdings LLC	270,364
Investment Management and Advisory Services - 0.9%
4,121	National Financial Partners Corp.	187,959
Lasers - Systems and Components - 3.6%
9,725	Cymer, Inc.*	378,593
12,945	Excel Technology, Inc.*	350,810
		729,403
Machinery - Electrical - 1.0%
4,352	Regal-Beloit Corp.	195,622
Machinery - Farm - 0.6%
6,909	Alamo Group, Inc.	125,191
Machinery - General Industrial - 1.9%
13,515	Applied Industrial Technologies, Inc.	392,205
Medical - HMO - 0.7%
3,220	Magellan Health Services, Inc.*	150,149
Medical - Outpatient and Home Medical Care - 0.8%
6,225	LHC Group LLC*	155,501
Medical Instruments - 0.4%
3,721	CONMED Corp.*	85,992
Multi-Line Insurance - 1.2%
8,174	American Financial Group, Inc.	236,065
Non-Ferrous Metals - 1.9%
5,496	RTI International Metals, Inc.*	378,839
Oil - Field Services - 0.9%
12,208	TETRA Technologies, Inc.*	190,079
Oil and Gas Drilling - 1.2%
2,400	Atwood Oceanics, Inc.*	240,576

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 7

Janus Aspen Small Company Value Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 5.7%
8,642	Forest Oil Corp.*	$439,358
9,670	Mariner Energy, Inc.*	221,250
5,000	Plains Exploration & Production Co.*	270,000
5,798	St. Mary Land & Exploration Co.	223,861
		1,154,469
Printing - Commercial - 3.4%
22,502	Cenveo, Inc.*	393,110
6,459	Consolidated Graphics, Inc.*	308,869
		701,979
Real Estate Management/Services - 0.5%
13,247	HFF, Inc.*	102,532
Recreational Vehicles - 0.6%
2,370	Polaris Industries, Inc.	113,215
REIT - Diversified - 0.6%
15,460	CapLease, Inc.	130,173
REIT - Health Care - 1.0%
6,245	Nationwide Health Properties, Inc.	195,906
REIT - Office Property - 1.9%
2,222	Alexandria Real Estate Equities, Inc.	225,911
3,031	Kilroy Realty Corp.	166,584
		392,495
REIT - Regional Malls - 1.7%
6,891	Taubman Centers, Inc.	338,968
REIT - Shopping Centers - 1.0%
7,862	Acadia Realty Trust	201,346
REIT - Warehouse and Industrial - 0.8%
9,847	First Potomac Realty Trust	170,255
Resorts and Theme Parks - 1.1%
3,995	Vail Resorts, Inc.*	214,971
Telecommunication Equipment - 2.0%
40,425	Arris Group, Inc.*	403,442
Transportation - Equipment and Leasing - 1.5%
8,541	GATX Corp.	313,284
Transportation - Marine - 2.0%
21,415	Horizon Lines, Inc. - Class A	399,176
Transportation - Truck - 1.8%
15,620	Old Dominion Freight Line, Inc.*	360,978
Water - 0.9%
4,673	American States Water Co.	176,079
Wire and Cable Products - 1.5%
6,694	Belden, Inc.	297,883
Total Common Stock (cost $18,416,047)		19,087,861
Money Markets - 6.6%
1,181,700	Janus Institutional Cash Management Fund - Institutional Shares, 4.98%	1,181,700
172,000	Janus Institutional Money Market Fund - Institutional Shares, 4.91%	172,000
Total Money Markets (cost $1,353,700)		1,353,700
Total Investments (total cost $19,769,747) – 100.5%		20,441,561
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(105,782)
Net Assets – 100%		$20,335,779

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Canada	$158,326	0.8%
Cayman Islands	71,788	0.3%
United States††	20,211,447	98.9%
Total	$20,441,561	100.0%

††Includes Short-Term Securities (92.3% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Small Company Value Portfolio
Assets:
Investments at cost	$19,770
Investments at value	$19,088
Affiliated money market investments	1,354
Cash	60
Receivables:
Investments sold	1,305
Portfolio shares sold	643
Dividends	30
Interest	5
Non-interested Trustees' deferred compensation	–
Other assets	–
Total Assets	22,485
Liabilities:
Payables:
Investments purchased	2,083
Portfolio shares repurchased	–
Advisory fees	8
Transfer agent fees and expenses	1
Distribution fees - Service Shares	4
Administrative services fees - Service Shares	2
Non-interested Trustees' fees and expenses	1
Non-interested Trustees' deferred compensation fees	–
Accrued expenses	50
Total Liabilities	2,149
Net Assets	$20,336
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$19,316
Undistributed net investment income/(loss)*	(10)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	358
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	672
Total Net Assets	$20,336
Net Assets - Service Shares	$20,336
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,131
Net Asset Value Per Share	$17.99

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 9

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Small Company Value Portfolio
Investment Income:
Interest	$1
Dividends	246
Dividends from affiliates	36
Foreign tax withheld	(1)
Total Investment Income	282
Expenses:
Advisory fees	144
Transfer agent fees and expenses	3
Registration fees	2
Custodian fees	14
Professional fees	22
Non-interested Trustees' fees and expenses	5
Printing expenses	44
Legal fees	7
System fees	19
Distribution fees - Service Shares	49
Administrative service fees – Service Shares	19
Other expenses	6
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	334
Expense and Fee Offset	–
Net Expenses	334
Less: Excess Expense Reimbursement	(5)
Net Expenses after Expense Reimbursement	329
Net Investment Income/(Loss)	(47)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	669
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(2,075)
Net Gain/(Loss) on Investments	(1,406)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,453)

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2007

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$(47)	$(41)
Net realized gain/(loss) from investment and foreign currency transactions	669	689
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(2,075)	1,878
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,453)	2,526
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Service Shares	(698)	(125)
Net Decrease from Dividends and Distributions	(698)	(125)
Capital Share Transactions:
Shares sold
Service Shares	9,153	8,319
Reinvested dividends and distributions
Service Shares	698	125
Shares repurchased
Service Shares	(4,209)	(3,013)
Net Increase/(Decrease) from Capital Share Transactions	5,642	5,431
Net Increase/(Decrease) in Net Assets	3,491	7,832
Net Assets:
Beginning of period	16,845	9,013
End of period	$20,336	$16,845
Undistributed net investment income/(loss)*	$(10)	$(6)

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Financial Highlights - Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Small Company Value Portfolio
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.89	$16.45	$15.90	$14.20	$9.92
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	–	.01	.02
Net gain/(loss) on securities (both realized and unrealized)	(1.16)	3.60	.55	2.51	4.26
Total from Investment Operations	(1.16)	3.59	.55	2.52	4.28
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.02)	–
Distributions (from capital gains)*	(.74)	(.15)	–	(.80)	–
Total Distributions	(.74)	(.15)	–	(.82)	–
Net Asset Value, End of Period	$17.99	$19.89	$16.45	$15.90	$14.20
Total Return	(6.11)%	21.80%	3.49%	18.16%	43.15%
Net Assets, End of Period (in thousands)	$20,336	$16,845	$9,013	$2,755	$1,626
Average Net Assets for the Period (in thousands)	$19,537	$13,106	$5,120	$2,062	$856
Ratio of Gross Expenses to Average Net Assets(1)	1.69%	1.69%	1.69%	1.60%	1.60%
Ratio of Net Expenses to Average Net Assets(1)	1.69%	1.69%	1.69%	1.59%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.24)%	(0.32)%	(0.25)%	(0.05)%	0.14%
Portfolio Turnover Rate	72%	59%	53%	43%	50%

*  See Note 3 in Notes to Financial Statements.

(1)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

REIT	Real Estate Investment Trust

*  Non-income-producing security.

Janus Aspen Series December 31, 2007 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Small Company Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a

14 Janus Aspen Series December 31, 2007

contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements (continued)

are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

The Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.74%.

16 Janus Aspen Series December 31, 2007

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Small Company Value Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$6,587,261	$5,405,561	$26,739	$1,181,700
Janus Institutional Cash Reserves Fund	245,997	317,472	1,882	–
Janus Institutional Money Market Fund – Institutional Shares	5,205,666	5,033,666	7,021	172,000
Janus Money Market Fund – Institutional Shares	735,254	735,254	794	–
	$12,774,178	$11,491,953	$36,436	$1,353,700

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2007, the Portfolio incurred "Post-October" losses during the period from November 1, 2007 through December 31, 2007. These losses will be deferred for tax purposes and recognized in 2008.

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Small Company Value Portfolio	$–	$451,638	$–	$(59)	$(101)	$568,079

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Small Company Value Portfolio	$19,873,482	$2,515,828	$(1,947,749)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Small Company Value Portfolio	$189,433	$508,455	$–	$(43,465)
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Small Company Value Portfolio	$–	$124,828	$–	$–

18 Janus Aspen Series December 31, 2007

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Services Shares
Portfolio	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Small Company Value Portfolio	1.71%	2.19%	2.79%	4.49%	12.61%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares - Service Shares
Shares sold	457	456
Reinvested dividends and distributions	36	6
Shares repurchased	(209)	(163)
Net Increase/(Decrease) in Portfolio Shares	284	299
Shares Outstanding, Beginning of Period	847	548
Shares Outstanding, End of Period	1,131	847

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Small Company Value Portfolio	$17,181,953	$13,471,850	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v.

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Small Company Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Small Company Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

22 Janus Aspen Series December 31, 2007

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer

Janus Aspen Series December 31, 2007 23

Additional Information (unaudited) (continued)

group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

24 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio

Janus Aspen Series December 31, 2007 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series December 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Capital Gain Distributions

Portfolio
Janus Aspen Small Company Value Portfolio	$508,455

Janus Aspen Series December 31, 2007 27

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

* Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

28 Janus Aspen Series December 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series December 31, 2007 29

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jakob Holm 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Aspen Small Company Value Portfolio	7/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 31

Notes

32 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-720 02-08

2007 Annual Report

Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	25

Additional Information	26

Explanations of Charts, Tables and Financial Statements	29

Designation Requirements	32

Trustees and Officers	33

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2007. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2007 1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Portfolio Snapshot

Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Performance Overview

Janus Aspen Worldwide Growth Portfolio's Institutional Shares, Service Shares and Service II Shares returned 9.66%, 9.39% and 9.40%, respectively, over the 12-month period ended December 31, 2007. The Portfolio outpaced the benchmark Morgan Stanley Capital International (MSCI) World IndexSM, which returned 9.04% during the period. I was pleased with this strong absolute and relative performance.

Amazon.com, the online retail/e-commerce company, was a top contributing investment for the Portfolio over the past year. After a protracted period of underperformance, the shares broke through to a new all-time high after the company posted a string of positive quarterly results. Sales continued to grow at an extraordinary rate, across many product categories and around the world, while for the first time in a few years Amazon posted improved margins as well. The improvement in margins in particular proved to be a major inflection point for the stock market's view of the company's prospects and thus its share price.

British Sky Broadcasting Group, the leading U.K. pay-TV broadcaster, was a strong contributor during the period. The company reported strong subscriber growth and other fundamental operating metrics in its satellite TV offering, as well as rapid uptake of its new broadband service. Despite lingering worries over threats of increased government regulation and intervention, I believe the solid fundamentals and bargain valuation of the company represent one of the best risk/reward opportunities available today.

Esprit Holdings, an apparel/retail company, was another top contributor. The 2006 fiscal year ended somewhat disappointingly for the company – marked by a "fashion miss" which led to much slower growth than in years past. Esprit Holdings bounced back quickly in fiscal 2007, posting much higher sales growth as well as improved margins. I believe that this performance highlights many of the positive aspects of the company's business model – multiple styles/collections for each season, the build-out of its own retail stores and geographic expansion.

The homebuilder investments, Lennar Corp., Pulte Homes, Centex Corp. and Ryland Group, were the biggest detractors of performance during the year. Throughout the year the housing market continued to worsen – transaction volumes declined, prices declined, supply in the market increased, etc. – thus making it clear that housing exhibited its steepest downturn in at least the last 15-20 years. The stock market acknowledged this fact, with most major homebuilder shares down more than 60% from their 2005 peaks. I believe that the market has overdone the decline in stock prices, giving me the opportunity to buy these companies – which are competitively advantaged, have long histories of generating attractive returns on equity and have relatively high levels of insider ownership – at deeply discounted prices.

From a sector perspective, the consumer discretionary group was one of the largest contributors to performance, driven notably by Amazon, BSkyB and Esprit Holdings as mentioned earlier. The information technology and energy groups were the two largest detractors to relative performance during the period.

"May you live in interesting times..." is a phrase I have often heard used in the popular press attributed to an ancient Chinese curse or proverb. This may perhaps be due to a Robert Kennedy speech in South Africa in 1966 where he references as such...and the rest is history, so to speak. Unfortunately, Chinese scholars are unable to find any reference to such a proverb. Perhaps this should at the very least suggest that many Americans have more to learn about China, despite the fact that ironically China is one of the biggest forces behind these interesting times today.

China's stardom on the global stage, particularly in the Western media, vacillates wildly between fame and notoriety. Each day, the newspaper reminds us of its miraculous economic growth, along with its gravity-defying stock markets and fountain of wealth creation. But turn the page, and we will subsequently read about tainted toys and pet food, unfair currency manipulation, and assorted other sordid tales about the costs of the Chinese economic miracle. China is a vast, populous and diverse country with thousands of years of history, culture, and experience in its collective memory. So it is probably not surprising that China defies easy summation in a headline or short news article, much less a few paragraphs in this annual shareholder letter. I am going to focus on a single element of the China-U.S. economic relationship and after a brief explanation of the major issues at hand, I hope to use this example to illustrate how we approach risk and uncertainty in a portfolio context.

Today's "interesting times" are largely supported by a financial conveyor belt many observers have dubbed "Bretton Woods II." This is in reference to a quaint time in history beginning in 1944 when the U.S. dollar and other currencies had a fixed exchange rate with an ounce of gold, which was subsequently renounced during the Nixon presidency. Financial commentators have written extensively on this subject under many names and guises, which might be cynically oversimplified as "the United States buys containers full of cheap goods from China/Asia that they don't need and can't afford, while China/Asia extends vendor financing to its most profligate customer to stash away over a trillion dollars in U.S. government bonds while building even more factories." Warren Buffett explained this phenomenon of trade and current account deficits in his 2004 Berkshire Hathaway Chairman's letter, so I will not try to improve upon it or other such descriptions. Suffice it to say, as the U.S. continues to

2 Janus Aspen Series December 31, 2007

(unaudited)

bequeath its assets and become increasingly indebted to foreign nations through overspending, the long-term consequences may continue to have significant implications for investors, particularly for those of us here in America that denominate our wealth primarily in U.S. dollars.

I am describing all of this not because I simply wish to display my basic grasp of macroeconomics, nor because I know the resultant outcome, nor because I wish to moralize the fact that it is impossible for America to borrow itself into prosperity. All that history can assuredly say about the future is that it is certainly uncertain, often very surprising, and suffers no fools who make forecasts and predictions confidently. Much as I emphasized in last year's annual letter and mentioned earlier, this is all for the sake of communicating how we address risk in the Portfolio.

Given there are an infinite number of outcomes and possibilities in describing how this relationship evolves, what framework can we use to help us understand the Portfolio risks and exposures against the eventual "unwinding" of Bretton Woods II, or inversely, the risks involved in its unlikely continuation over the medium term? In explicitly quantifying this risk: at best, I can say the potential impacts are difficult to measure and that it is nearly impossible to predict its ultimate severity. Off-the-shelf-risk management software, a common tool in the investment industry, will likely be very insufficient. Proprietary software may or may not be better, but may still lead to poor outcomes due to overconfidence in the models or poor inputs. But in qualitatively exploring this risk in particular, we can try to parse this risk into certain common sense groupings that help us estimate what sort of margin of error needs to exist:

(1) As a global investor, I am acutely aware of, and attempt to be quite diversified against, risks pertaining to changes to the currency regime. The Portfolio aims to perform reasonably in many different environments, the most obvious today being significant revaluations of the U.S. dollar. My point would be that I believe the Portfolio is positioned to withstand the consensus gradual decline in the U.S. dollar, while still offering sufficient protection against surprising shocks related to either a disorderly devaluation scenario or even a decidedly non-consensus appreciation scenario.

(2) It seems reasonable to presume from history that there will be significant "second order" downside effects from this unwinding, in terms of risk appetite, liquidity, and quality preferences in the financial markets...just as there has been on the upside. In my own narrow observation, these second order effects, while somewhat appreciated and discussed, are not easily captured within traditional risk models, particularly with respect to price, correlation, or volatility histories. I again reach to quote Warren Buffett from his most recent annual letter which more eloquently re-emphasizes this point, about which I also opined about a year ago: "Certain perils that lurk in investment strategies cannot be spotted by use of the models commonly employed today by financial institutions." Common sense is again perhaps the best, and only available, tactic for capital preservation in many instances.

(3) As in many cases in life, abstinence and avoidance are the "perfect" solutions but inevitably come burdened with some significant costs and consequences in their own right. So perhaps it is more realistic, at least in portfolio management, to be reasonable in my goals of risk prudence and chastity by limiting exposure to only the best and advantageous risk/reward situations. A potential cost of this strategy is always lagging short-term returns, as this discipline often means avoiding the momentum, hysteria, and irrational exuberance that characterizes the later stages of a financial bubble. Many investors believe that they will be able to recognize and exit the madness before the proverbial punchbowl is taken away. The technology boom and bust of the late 1990s is an example of many overstaying their welcome. I cannot firmly say whether Bretton Woods II and its resultant consequences are representative of any such madness (it may or may not be), but what I can say is that the Portfolio strives to endure outcomes outside the normal probability distributions in both the positive and negative direction.

In summary, there are always many intrinsic and extrinsic risks contained in every investment portfolio. I have explored just one of them in this letter, albeit one that is au courant in the headlines today, but which may be surprisingly underestimated in severity by the financial markets. With any luck, this example of Bretton Woods II has provided a small degree of insight on the process by which risks are evaluated and analyzed within the Portfolio. While I cannot ever promise that the Portfolio will emerge unscathed from this or any other risk, what I can do is try to remain thoughtful, balanced, rational and cognizant of each risk taken. Buffett has even mentioned as much by saying: "Temperament is also important. Independent thinking, emotional stability, and a keen sense of both human and institutional behavior are vital to long-term investment success." There are no simple, formulaic recipes for successful risk management. Many of the truly devastating and catastrophic risks are by nature impossible to see except after the fact, when they are suddenly obvious to everyone. So it is best to think deeply and broadly about the issues, search for any clues that might help improve the process, recognize limitations when confronted with complex and unknowable scenarios, and acknowledge that the future is inherently uncertain.
I think it is always prudent to keep a vigilant watch on overall risk levels in the Portfolio to mitigate potential capital loss. I have spoken at length in this letter to that point, but would remind you that the primary investment and risk management process involves thorough fundamental research, searching for high-quality businesses around the world available at attractive purchase prices. This has historically been a time-honored means for successful outcomes in the investment industry, and I hope to continue to execute better on this goal each and every day.

Thank you for your continued support of Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series December 31, 2007 3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Janus Aspen Worldwide Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Amazon.com, Inc.	2.64%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.54%
Medco Health Solutions, Inc.	1.58%
Nokia Oyj	1.48%
British Sky Broadcasting Group PLC	1.26%

5 Largest Detractors from Performance – Holdings

Contribution
Pulte Homes, Inc.	(1.82)%
Lennar Corp. - Class A	(1.71)%
Centex Corp.	(1.18)%
Citigroup, Inc.	(0.70)%
Ryland Group, Inc.	(0.66)%

5 Largest Contributors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International WorldSM Index Weighting
Materials	3.43%	5.39%	6.61%
Consumer Discretionary	3.28%	33.44%	10.95%
Health Care	1.93%	7.81%	8.82%
Consumer Staples	0.87%	3.02%	8.28%
Information Technology	0.52%	22.71%	10.67%

5 Lowest Contributors/Detractors to Performance – Sectors

	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International WorldSM Index Weighting
Financials	(0.06)%	19.77%	24.93%
Utilities	0.00%	0.00%	4.38%
Energy	0.00%	0.00%	9.56%
Telecommunication Services	0.11%	3.24%	4.67%
Industrials	0.22%	4.62%	11.14%

4 Janus Aspen Series December 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2007
British Sky Broadcasting Group PLC Television	5.6%
Dell, Inc. Computers	5.5%
Willis Group Holdings, Ltd. Insurance Brokers	3.8%
Yahoo!, Inc. Web Portals/Internet Service Providers	3.7%
Berkshire Hathaway, Inc. - Class B Reinsurance	3.5%
22.1%

Asset Allocation – (% of Net Assets)

As of December 31, 2007

Emerging markets comprised 2.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of December 31, 2007	As of December 31, 2006

Janus Aspen Series December 31, 2007 5

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2007									Expense Ratios – for the fiscal year ended December 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	9.66%		12.25%		6.29%		11.04%		0.64%
Janus Aspen Worldwide Growth Portfolio - Service Shares	9.39%		11.97%		5.99%		10.74%		0.90%
Janus Aspen Worldwide Growth Portfolio - Service II Shares	9.40%		11.98%		5.99%		10.75%		0.90%
Morgan Stanley Capital International World IndexSM	9.04%		16.96%		7.00%		8.70%
Lipper Quartile - Institutional Shares	2	nd	4	th	3	rd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Global Funds	47/104		65/67		21/27		4/11

  Visit janus.com/info to view up-to-date performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Portfolio's primary benchmark index for that period.

The Portfolio's expense ratio was determined based on average net assets as of the fiscal year ended December 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period.

6 Janus Aspen Series December 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$970.40	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52
Expense Example - Service Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$969.40	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Expense Example - Service II Shares	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07-12/31/07)(1)
Actual	$1,000.00	$969.30	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

(1) Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares, 0.94% for Service Shares and 0.94% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Portfolio's performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio's performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

Janus Aspen Series December 31, 2007 7

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Common Stock - 98.1%
Agricultural Chemicals - 3.7%
189,765	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$27,318,570
88,983	Syngenta A.G.	22,502,078
		49,820,648
Apparel Manufacturers - 2.7%
2,422,100	Esprit Holdings, Ltd.	36,035,296
Applications Software - 1.2%
4,500,665	Misys PLC	16,550,185
Audio and Video Products - 1.2%
303,500	Sony Corp.	16,655,943
Automotive - Cars and Light Trucks - 0%
15	Nissan Motor Company, Ltd.	162
Broadcast Services and Programming - 1.2%
427,760	Liberty Global, Inc. - Class A*	16,763,914
Building - Residential and Commercial - 6.4%
884,415	Centex Corp.	22,340,323
906,000	Lennar Corp. - Class A#	16,208,340
1,497,065	Pulte Homes, Inc.	15,779,065
1,091,430	Ryland Group, Inc.#	30,068,896
		84,396,624
Building and Construction Products - Miscellaneous - 1.0%
381,485	USG Corp.*,#	13,653,348
Casino Hotels - 1.1%
1,092,407	Crown, Ltd.*	12,897,424
1,632,000	Galaxy Entertainment Group, Ltd.*	1,534,271
		14,431,695
Cellular Telecommunications - 1.6%
5,621,288	Vodafone Group PLC	21,012,279
Chemicals - Diversified - 1.4%
306,600	Shin-Etsu Chemical Company, Ltd.*	19,410,720
Computers - 5.5%
3,050,325	Dell, Inc.*	74,763,466
Distribution/Wholesale - 1.0%
3,448,800	Li & Fung, Ltd.	13,933,384
Diversified Operations - 1.2%
417,788	Tyco International, Ltd. (U.S. Shares)	16,565,294
E-Commerce/Products - 1.2%
172,453	Amazon.com, Inc.*,#	15,976,046
E-Commerce/Services - 5.3%
1,242,765	eBay, Inc.*	41,247,370
473,745	Expedia, Inc.*,#	14,979,817
547,855	IAC/InterActiveCorp*	14,748,257
		70,975,444
Electronic Components - Miscellaneous - 3.8%
819,119	Koninklijke (Royal) Philips Electronics N.V.	35,349,385
417,788	Tyco Electronics, Ltd.	15,512,468
		50,861,853
Electronic Components - Semiconductors - 2.6%
3,562,540	ARM Holdings PLC	8,792,718
16,840	Samsung Electronics Company, Ltd.	9,958,574
479,490	Texas Instruments, Inc.	16,014,966
		34,766,258

Shares or Principal Amount		Value
Energy - Alternate Sources - 0.6%
92,620	Suntech Power Holdings Company, Ltd. (ADR)*	$7,624,478
Finance - Investment Bankers/Brokers - 5.2%
360,259	Citigroup, Inc.	10,606,025
845,908	JP Morgan Chase & Co.	36,923,884
479,704	UBS A.G.	22,178,311
		69,708,220
Finance - Mortgage Loan Banker - 1.6%
117,450	Fannie Mae	4,695,651
239,392	Housing Development Finance Corporation, Ltd.	17,480,597
		22,176,248
Food - Retail - 0.6%
104,613	Metro A.G.	8,742,964
Insurance Brokers - 3.8%
1,363,492	Willis Group Holdings, Ltd.	51,771,791
Investment Companies - 0.2%
125,446	RHJ International*	2,053,966
Medical - Biomedical and Genetic - 0.9%
267,375	Amgen, Inc.*	12,416,895
Medical - Drugs - 2.2%
188,145	Merck & Company, Inc.	10,933,106
292,080	Pfizer, Inc.	6,638,978
71,089	Roche Holding A.G.	12,275,938
		29,848,022
Medical - HMO - 2.5%
137,845	Aetna, Inc.	7,957,792
109,560	Coventry Health Care, Inc.*	6,491,430
333,015	UnitedHealth Group, Inc.	19,381,473
		33,830,695
Medical Products - 1.4%
417,788	Covidien, Ltd.	18,503,831
Multimedia - 0.3%
1,092,407	Consolidated Media Holdings, Ltd.	4,027,448
Networking Products - 1.5%
765,620	Cisco Systems, Inc.*	20,725,333
Pharmacy Services - 1.6%
210,585	Medco Health Solutions, Inc.*	21,353,319
Property and Casualty Insurance - 4.0%
625,385	First American Corp.	21,338,136
958,000	Millea Holdings, Inc.*	32,403,252
		53,741,388
Real Estate Management/Services - 1.9%
169,100	Daito Trust Construction Company, Ltd.*	9,388,119
649,000	Mitsubishi Estate Company, Ltd.	15,795,673
		25,183,792
Real Estate Operating/Development - 1.0%
3,065,000	CapitaLand, Ltd.	13,354,795
Reinsurance - 3.5%
9,863	Berkshire Hathaway, Inc. - Class B*	46,711,168
Retail - Apparel and Shoe - 1.3%
291,224	Industria de Diseno Textil S.A.	17,829,785

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2007

Schedule of Investments

As of December 31, 2007

Shares or Principal Amount		Value
Retail - Consumer Electronics - 1.9%
223,520	Yamada Denki Company, Ltd.*	$25,696,871
Retail - Drug Store - 1.5%
494,680	CVS/Caremark Corp.	19,663,530
Retail - Major Department Stores - 0.9%
122,000	Sears Holdings Corp.*,#	12,450,100
Schools - 0.6%
122,200	Apollo Group, Inc. - Class A*	8,572,330
Semiconductor Components/Integrated Circuits - 1.4%
1,322,650	Marvell Technology Group, Ltd.*	18,490,647
Semiconductor Equipment - 0.6%
246,702	ASML Holding N.V.*	7,811,773
Telecommunication Equipment - Fiber Optics - 0.6%
317,550	Corning, Inc.	7,618,025
Telephone - Integrated - 1.1%
1,175,765	Sprint Nextel Corp.	15,437,794
Television - 5.6%
6,174,765	British Sky Broadcasting Group PLC	76,076,900
Transportation - Services - 1.0%
187,415	United Parcel Service, Inc. - Class B	13,253,989
Web Portals/Internet Service Providers - 3.7%
2,155,895	Yahoo!, Inc.*	50,146,118
Wireless Equipment - 3.0%
705,570	Nokia Oyj	27,182,145
5,624,295	Telefonaktiebolaget L.M. Ericsson - Class B	13,133,278
		40,315,423
Total Common Stock (cost $1,125,753,769)		1,321,710,197
Money Markets - 1.9%
17,520,299	Janus Institutional Cash Management Fund - Institutional Shares, 4.98%	17,520,299
8,258,292	Janus Institutional Money Market Fund - Institutional Shares, 4.91%	8,258,292
Total Money Markets (cost $25,778,591)		25,778,591
Other Securities - 4.1%
38,789,367	Allianz Dresdner Daily Asset Fund†	38,789,367
9,198,022	Repurchase Agreements†	9,198,022
7,072,110	Time Deposit†	7,072,110
Total Other Securities (cost $55,059,499)		55,059,499
Total Investments (total cost $1,206,591,859) – 104.1%		1,402,548,287
Liabilities, net of Cash, Receivables and Other Assets – (4.1%)		(55,243,242)
Net Assets – 100%		$1,347,305,045

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$16,924,872	1.2%
Belgium	2,053,966	0.2%
Bermuda	136,796,412	9.8%
Canada	27,318,570	1.9%
Cayman Islands	7,624,478	0.5%
Finland	27,182,145	1.9%
Germany	8,742,964	0.6%
Hong Kong	1,534,271	0.1%
India	17,480,597	1.3%
Japan	119,350,740	8.5%
Netherlands	43,161,158	3.1%
Singapore	13,354,795	1.0%
South Korea	9,958,574	0.7%
Spain	17,829,785	1.3%
Sweden	13,133,278	0.9%
Switzerland	56,956,327	4.1%
United Kingdom	122,432,082	8.7%
United States††	760,713,273	54.2%
Total	$1,402,548,287	100.0%

††Includes Short-Term Securities and Other Securities (48.5% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2007 9

Statement of Assets and Liabilities

As of December 31, 2007 (all numbers in thousands except net asset value per share)	Janus Aspen Worldwide Growth Portfolio
Assets:
Investments at cost(1)	$1,206,592
Investments at value(1)	$1,376,769
Affiliated money market investments	25,779
Cash	41
Receivables:
Portfolio shares sold	366
Dividends	1,125
Interest	145
Non-interested Trustees' deferred compensation	22
Other assets	17
Total Assets	1,404,264
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	55,059
Portfolio shares repurchased	1,042
Advisory fees	693
Transfer agent fees and expenses	1
Distribution fees - Service Shares	49
Distribution fees - Service II Shares	–
Non-interested Trustees' fees and expenses	11
Non-interested Trustees' deferred compensation fees	22
Accrued expenses	82
Total Liabilities	56,959
Net Assets	$1,347,305
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,738,138
Undistributed net investment income/(loss)*	1,466
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,588,253)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	195,954
Total Net Assets	$1,347,305
Net Assets - Institutional Shares	$1,119,569
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	31,670
Net Asset Value Per Share	$35.35
Net Assets - Service Shares	$227,723
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,497
Net Asset Value Per Share	$35.05
Net Assets - Service II Shares	$13
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	372
Net Asset Value Per Share	$35.14

*  See Note 3 in Notes to Financial Statements.

**  Shares Outstanding - Service II Shares are not in thousands.

(1)  Investments at cost and value include $53,693,725 of securities loaned. (Note 1)

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2007

Statement of Operations

For the fiscal year ended December 31, 2007 (all numbers in thousands)	Janus Aspen Worldwide Growth Portfolio
Investment Income:
Interest	$4
Securities lending income	283
Dividends	18,657
Dividends from affiliates	1,396
Foreign tax withheld	(569)
Total Investment Income	19,771
Expenses:
Advisory fees	9,245
Transfer agent fees and expenses	8
Registration fees	22
Custodian fees	107
Professional fees	25
Non-interested Trustees' fees and expenses	41
Distribution fees - Service Shares	576
Distribution fees - Service II Shares	–
Other expenses	209
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	10,233
Expense and Fee Offset	(5)
Net Expenses	10,228
Less: Excess Expense Reimbursement	(30)
Net Expenses after Expense Reimbursement	10,198
Net Investment Income/(Loss)	9,573
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investments and foreign currency transactions	209,082
Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(85,024)
Net Gain/(Loss) on Investments	124,058
Net Increase/(Decrease) in Net Assets Resulting from Operations	$133,631

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 11

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2007	2006
Operations:
Net investment income/(loss)	$9,573	$22,688
Net realized gain/(loss) from investment and foreign currency transactions	209,082	161,349
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(85,024)	48,684
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	133,631	232,721
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(8,909)	(20,570)
Service Shares	(1,318)	(3,143)
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(10,227)	(23,713)
Capital Share Transactions:
Shares sold
Institutional Shares	40,104	25,723
Service Shares	56,569	20,086
Service II Shares	–	–
Redemption fees
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	8,909	20,570
Service Shares	1,318	3,143
Service II Shares	–	–
Shares repurchased
Institutional Shares	(243,305)	(482,013)
Service Shares	(57,812)	(44,091)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(194,217)	(456,582)
Net Increase/(Decrease) in Net Assets	(70,813)	(247,574)
Net Assets:
Beginning of period	1,418,118	1,665,692
End of period	$1,347,305	$1,418,118
Undistributed net investment income/(loss)*	$1,466	$2,196

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2007

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year	Janus Aspen Worldwide Growth Portfolio
ended December 31	2007	2006		2005		2004		2003
Net Asset Value, Beginning of Period	$32.48	$27.96		$26.78		$25.82		$21.05
Income from Investment Operations:
Net investment income/(loss)	.27	.54		.44		.28		.23
Net gain/(loss) on securities (both realized and unrealized)	2.87	4.50		1.11		.94		4.79
Total from Investment Operations	3.14	5.04		1.55		1.22		5.02
Less Distributions and Other:
Dividends (from net investment income)*	(.27)	(.52)		(.37)		(.26)		(.25)
Distributions (from capital gains)*	–	–		–		–		–
Tax return of capital*	–	–		–		–		– (1)
Payment from affiliate	–	–	(2)	–	(2)	–	(2)	–
Total Distributions and Other	(.27)	(.52)		(.37)		(.26)		(.25)
Net Asset Value, End of Period	$35.35	$32.48		$27.96		$26.78		$25.82
Total Return	9.66%	18.24	%(3)	5.87	%(4)	4.78	%(3)	23.99%
Net Assets, End of Period (in thousands)	$1,119,569	$1,208,155		$1,464,300		$2,491,921		$3,743,762
Average Net Assets for the Period (in thousands)	$1,207,006	$1,271,755		$1,767,226		$3,232,578		$3,672,695
Ratio of Gross Expenses to Average Net Assets(5)	0.67%	0.61%		0.61%		0.66%		0.71%
Ratio of Net Expenses to Average Net Assets(5)	0.67%	0.61%		0.61%		0.66%		0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.70%	1.59%		1.33%		0.99%		1.08%
Portfolio Turnover Rate	26%	46%		41%		120%		126%

Service Shares

For a share outstanding during each fiscal year	Janus Aspen Worldwide Growth Portfolio
ended December 31	2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$32.22	$27.76	$26.62		$25.70		$20.95
Income from Investment Operations:
Net investment income/(loss)	.16	.36	.29		.17		.17
Net gain/(loss) on securities (both realized and unrealized)	2.87	4.58	1.18		.99		4.77
Total from Investment Operations	3.03	4.94	1.47		1.16		4.94
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.48)	(.33)		(.24)		(.19)
Distributions (from capital gains)*	–	–	–		–		–
Tax return of capital*	–	–	–		–		– (1)
Payment from affiliate	–	–	–	(2)	–	(2)	–
Total Distributions and Other	(.20)	(.48)	(.33)		(.24)		(.19)
Net Asset Value, End of Period	$35.05	$32.22	$27.76		$26.62		$25.70
Total Return	9.39%	17.97%	5.57	%(4)	4.53	%(3)	23.68%
Net Assets, End of Period (in thousands)	$227,723	$209,951	$201,382		$235,999		$236,991
Average Net Assets for the Period (in thousands)	$230,284	$195,343	$206,310		$232,280		$207,451
Ratio of Gross Expenses to Average Net Assets(5)	0.92%	0.86%	0.86%		0.91%		0.96%
Ratio of Net Expenses to Average Net Assets(5)	0.92%	0.86%	0.86%		0.91%		0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.46%	1.29%	1.11%		0.74%		0.80%
Portfolio Turnover Rate	26%	46%	41%		120%		126%

*  See Note 3 in Notes to Financial Statements.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(4)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2007 13

Financial Highlights (continued)

Service II Shares

For a share outstanding during each fiscal year	Janus Aspen Worldwide Growth Portfolio
ended December 31	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$32.30	$27.85	$26.70		$25.79	$21.02
Income from Investment Operations:
Net investment income/(loss)	.16	.36	.30		.17	.17
Net gain/(loss) on securities (both realized and unrealized)	2.88	4.58	1.19		.98	4.79
Total from Investment Operations	3.04	4.94	1.49		1.15	4.96
Distributions and Other:
Dividends (from net investment income)*	(.20)	(.49)	(.34)		(.24)	(.19)
Distributions (from capital gains)*	–	–	–		–	–
Tax return of capital*	–	–	–		–	– (1)
Redemption fees	–	–	–		–	–
Payment from affiliate	–	–	–	(2)	–	–
Total Distributions and Other	(.20)	(.49)	(.34)		(.24)	(.19)
Net Asset Value, End of Period	$35.14	$32.30	$27.85		$26.70	$25.79
Total Return	9.40%	17.92%	5.63	%(3)	4.50%	23.70%
Net Assets, End of Period (in thousands)	$13	$12	$10		$10	$9
Average Net Assets for the Period (in thousands)	$13	$11	$10		$9	$8
Ratio of Gross Expenses to Average Net Assets(4)	0.92%	0.86%	0.86%		0.91%	0.96%
Ratio of Net Expenses to Average Net Assets(4)	0.92%	0.86%	0.85%		0.91%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.45%	1.26%	1.12%		0.74%	0.80%
Portfolio Turnover Rate	26%	46%	41%		120%	126%

*  See Note 3 in Notes to Financial Statements.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2007

Notes to Schedule of Investments

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan as of December 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Aspen Series December 31, 2007 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio - Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order

16 Janus Aspen Series December 31, 2007

to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Portfolio's lending agent for the period January 1, 2007 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Portfolio.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2007, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2007
Janus Aspen Worldwide Growth Portfolio	$53,693,725

As of December 31, 2007, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2007
Janus Aspen Worldwide Growth Portfolio	$55,059,499

As of December 31, 2007, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, except for $9,198,022 and $7,072,110 which were invested in Repurchase Agreements and Time Deposits, respectively.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2007, the Portfolio was not invested in forward foreign currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between

Janus Aspen Series December 31, 2007 17

Notes to Financial Statements (continued)

the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2007, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may engage in short sales when the portfolio manager anticipates that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio's short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2007, the Portfolio was not engaged in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2007, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or

18 Janus Aspen Series December 31, 2007

other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2007, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2007, the Portfolio was not invested in restricted securities.

Dividend Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund was required to implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and the Interpretation also applies to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Portfolio and has determined there is no significant impact on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolio will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index
Janus Aspen Worldwide Growth Portfolio	MSCI World IndexSM

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by

Janus Aspen Series December 31, 2007 19

Notes to Financial Statements (continued)

applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio's Service Shares ("Service Shares") for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

The Portfolio's prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2007, the Portfolio recorded a positive Performance Adjustment of $647,784.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Portfolio's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period. The "Excess Expense Reimbursement" line on the Statement of Operations includes the waived amounts for the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,078 was paid by the Portfolio during the fiscal year ended December 31, 2007. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2007.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the

20 Janus Aspen Series December 31, 2007

Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2007.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $22 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2007, Janus Capital assumed $24,421 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Share's and Service II Share's respective average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2007, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/07
Janus Aspen Worldwide Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$64,973,922	$47,453,623	$376,041	$17,520,299
Janus Institutional Cash Reserves Fund	6,285,126	16,169,021	79,597	–
Janus Institutional Money Market Fund – Institutional Shares	199,243,352	190,985,060	888,807	8,258,292
Janus Money Market Fund – Institutional Shares	54,609,081	54,609,081	51,699	–
	$325,111,481	$309,216,785	$1,396,144	$25,778,591

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year may consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$1,479,240	$–	$(1,576,689,969)	$–	$(15,470)	$184,393,411

Janus Aspen Series December 31, 2007 21

Notes to Financial Statements (continued)

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Worldwide Growth Portfolio	$(334,040,452)	$(989,588,014)	$(253,061,503)

During the year ended December 31, 2007, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Worldwide Growth Portfolio	$209,495,330

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$1,218,154,876	$319,849,664	$(135,456,253)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Worldwide Growth Portfolio	$10,226,808	$–	$–	$–
For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Worldwide Growth Portfolio	$23,712,881	$–	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Institutional Shares		Service Shares		Service II Shares
Portfolio	2007(1)	2006(1)	2007(1)	2006(1)	2007(1)	2006(1)
Janus Aspen Worldwide Growth Portfolio	0.67%	0.64%	0.92%	0.90%	0.92%	0.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

22 Janus Aspen Series December 31, 2007

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2007	2006
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,130	884
Reinvested dividends and distributions	247	701
Shares repurchased	(6,909)	(16,761)
Net Increase/(Decrease) in Portfolio Shares	(5,532)	(15,176)
Shares Outstanding, Beginning of Period	37,202	52,378
Shares Outstanding, End of Period	31,670	37,202
Transactions in Portfolio Shares – Service Shares
Shares sold	1,596	683
Reinvested dividends and distributions	37	108
Shares repurchased	(1,653)	(1,527)
Net Increase/(Decrease) in Portfolio Shares	(20)	(736)
Shares Outstanding, Beginning of Period	6,517	7,253
Shares Outstanding, End of Period	6,497	6,517
Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	2	6
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	2	6
Shares Outstanding, Beginning of Period	370	364
Shares Outstanding, End of Period	372	370

(1)  Transactions in Portfolio Shares - Service II Shares are not in thousands.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Worldwide Growth Portfolio	$366,858,664	$576,792,821	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund,

Janus Aspen Series December 31, 2007 23

Notes to Financial Statements (continued)

et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24 Janus Aspen Series December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2008

Janus Aspen Series December 31, 2007 25

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2008 through February 1, 2009, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Portfolios whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

26 Janus Aspen Series December 31, 2007

serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the investment results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with those of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Portfolios effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Portfolios to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios declined in the past few years, those Portfolios benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee

Janus Aspen Series December 31, 2007 27

Additional Information (unaudited) (continued)

structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. They also considered Janus Capital's past and proposed use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Portfolios and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Portfolio to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Portfolios. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, was in the best interest of the respective Portfolios and their shareholders.

28 Janus Aspen Series December 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual portfolio operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual portfolio operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, and reflects a Portfolio's subsidized expense ratio. Both the total annual portfolio operating expenses ratio and net annual portfolio operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio

Janus Aspen Series December 31, 2007 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, printing and postage for mailing statements, financial reports and prospectuses, and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense

30 Janus Aspen Series December 31, 2007

ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2007 31

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2007:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Worldwide Growth Portfolio	44%

32 Janus Aspen Series December 31, 2007

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 75 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Dennis B. Mullen* 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-12/07 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	75	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	75		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council.	75		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	75		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

  *  Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

  **  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series December 31, 2007 33

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	75	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	75	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	75	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	75	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

34 Janus Aspen Series December 31, 2007

Officers

Name, Address, and Age	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason P. Yee 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Aspen Worldwide Growth Portfolio	7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); and Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

  *  Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2007 35

Notes

36 Janus Aspen Series December 31, 2007

Notes

Janus Aspen Series December 31, 2007 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market

Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (2/08)

C-0108-357  109-02-703 02-08

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2007	$242,179	$0	$163,268	$0

Percentage approved pursuant
to pre-approval exception	0%	0%	0%	0%

2006	$229,449	$3,000	$106,221	$0

Percentage approved pursuant
to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related	All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers

2007	$102,400	$0	$0

Percentage approved pursuant
to pre-approval exception	0%	0%	0%

2006	$129,901	$0	$0

Percentage approved pursuant
to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
December 31	(A)	(B)	(C)	(C)1

2007	$0	$0	$0	$0

2006	$0	$0	$0	$0

1.          The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated preapprovals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Schedule of Investments

Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies

Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 - Controls and Procedures

(a)                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                 There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)    Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)    Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)    Not applicable to open-end companies

(b)                 A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b)

under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date:	February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date:	February 28, 2008

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)

Date:	February 28, 2008